1933 Act Registration No. 333-

                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    Form N-14AE
                         REGISTRATION STATEMENT UNDER THE
                                SECURITIES ACT OF 1933

[ ]      Pre-Effective                          [ ]  Post-Effective
         Amendment No.                               Amendment No.

                            MENTOR FUNDS
                     (Mentor Balanced Portfolio)
         [Exact Name of Registrant as Specified in Charter]

     Area Code and Telephone Number: [furnish telephone number]

                        901 East Byrd Street
                      Richmond, Virginia 23219
                 -----------------------------------
              (Address of Principal Executive Offices)

                       Paul F. Costello, Esq.
                        901 East Byrd Street
                      Richmond, Virginia 23219
              -----------------------------------------
               (Name and Address of Agent for Service)

                  Copies of All Correspondence to:


Timothy W. Diggins, Esq.                       Robert N. Hickey, Esq.
Ropes & Gray                                   Sullivan  Worcester LLP
One International Plaza                        1025 Connecticut Avenue, N.W.
Boston, Massachusetts 02110                    Washington, D.C.  20036

         Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

         The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940 (File No. 33- 45315); accordingly, no fee is payable herewith. Pursuant to Rule 429, this Registration Statement relates to the aforementioned registration on Form N-1A. A Rule 24f-2 Notice for the Registrant's fiscal year ended September 30, 1998 was filed with the Commission on or about December 31, 1998.

         It is proposed that this filing will become effective on August 13, 1999 pursuant to Rule 488 of the Securities Act of 1933.

                                                      MENTOR FUNDS
                                                  901 East Byrd Street
                                                Richmond, Virginia  23219


August 27, 1999

Dear Shareholder,

I am writing to shareholders of Mentor Income and Growth Portfolio (the "Fund") to inform you of a Special Shareholders' meeting to be held on October 15, 1999. Before that meeting, I would like your vote on the important issues affecting your Fund as described in the attached Prospectus/Proxy Statement.

The meeting being held is to vote on four proposals designed to integrate the Mentor family of mutual funds into the Evergreen family of funds. In effect, your Fund will merge with Mentor Balanced Portfolio after each Fund is converted into a newly organized series of Evergreen Equity Trust. The proposals contemplate that each of the conversions to series of Evergreen Equity Trust will occur in October 1999 and the combination of the two Funds will occur in March 2000. This two-step consolidation is caused by certain timing issues.

The Prospectus/Proxy Statement includes four proposals. The first proposal requests that shareholders consider and vote upon the conversion of the Fund to a series of Evergreen Equity Trust, a Delaware business trust. If approved, the Fund will change its name to Evergreen Capital Income and Growth Fund and Class A, Class B and Class Y shares of the Fund will be converted to Class A, Class C and Class Y shares, respectively, of Evergreen Capital Income and Growth Fund. After the conversion, the Fund will conduct its business until the effective date of the reorganization described below.

The second proposal requests that shareholders consider the reclassification of the Fund's investment objective from fundamental to non-fundamental. This proposal is intended to provide consistency and increased flexibility throughout the Evergreen fund family.

The third proposal requests that shareholders consider the adoption of standardized investment restrictions for the Fund. This proposal is intended to provide consistency and increased flexibility throughout the Evergreen fund family.

The fourth proposal requests that shareholders consider and act upon an Agreement and Plan of Reorganization whereby all of the assets of the Fund would be acquired by Evergreen Capital Balanced Fund (the successor to Mentor Balanced Portfolio) in exchange for either Class A, Class C or Class Y shares of Evergreen Capital Balanced Fund and the assumption by Evergreen Capital Balanced Fund of the identified liabilities of the Fund. You will receive shares of Evergreen

Capital Balanced Fund having an aggregate net asset value equal to the aggregate net asset value of your Fund shares. Details about Evergreen Capital Balanced Fund's investment objective, portfolio management team, performance, etc. are contained in the attached Prospectus/Proxy Statement. In a separate proxy statement, the shareholders of Mentor Balanced Portfolio will vote on the conversion of that fund into Evergreen Capital Balanced Fund. The investment advisory services will be assumed by Mentor Investment Advisors, LLC, the Fund's current investment adviser. The investment advisory contract of Wellington Management, the Fund's sub-adviser, has been terminated. For federal income tax purposes, the transaction is a non-taxable event for shareholders.

The Board of Trustees of Mentor Funds has approved the proposals and recommends that you vote FOR these proposals.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, either complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote by calling toll free 1-800-690-6903, 24 hours a day, or vote through the Internet. You may also FAX your completed and signed proxy card (both front and back sides) to Management Information Services, an ADP Company, our proxy tabulator at 1-800-451-8683. Instructions on how to complete the proxy card, vote by telephone or vote through the Internet are included immediately after the Notice of Special Meeting.

If you have any questions about the proxy, please call our proxy solicitor, Shareholder Communications Corporation at 1-800-451-7816. If we do not receive your completed proxy card or your telephone or Internet vote within several weeks, you may be contacted by Shareholder Communications Corporation, who will remind you to vote your shares.

Thank you for taking this matter seriously and participating in this important process.

                                                     Sincerely,


                                                     ----------------
                                                     Paul F. Costello
                                                     President
                                                     Mentor Funds

      [SUBJECT TO COMPLETION, JULY 14, 1999 PRELIMINARY COPY]

                MENTOR INCOME AND GROWTH PORTFOLIO
                       901 East Byrd Street
                     Richmond, Virginia  23219

             NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON OCTOBER 15, 1999

         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Mentor Income and Growth Portfolio (the "Fund"), a series of Mentor Funds, will be held at the offices of the Mentor Funds, 901 East Byrd Street, Richmond, Virginia 23219 on October 15, 1999 at 2:00 p.m. for the following purposes:

         1. To consider and act upon an Agreement and Plan of Conversion and Termination (the "Conversion Plan") providing for the reorganization of the Fund as a series (the "Successor Fund") of Evergreen Equity Trust, a Delaware business trust, and in connection therewith, the acquisition of all of the assets of the Fund in exchange for shares of the Successor Fund, and the assumption by the Successor Fund of all of the liabilities of the Fund. The Conversion Plan also provides for the distribution of such shares of the Successor Fund to shareholders of the Fund in liquidation and subsequent termination of the Fund.

         2. To consider and act upon the reclassification of the Fund's investment objective from fundamental to non-fundamental.

         3. To consider and act upon the adoption of standardized fundamental investment restrictions by amending or reclassifying the current fundamental investment restrictions of the Fund.

         4. To consider and act upon an Agreement and Plan of Reorganization (the "Reorganization Plan") providing for the acquisition of all of the assets of the Successor Fund by Evergreen Capital Balanced Fund (the successor to Mentor Balanced Portfolio), a series of Evergreen Equity Trust ("Evergreen Capital Balanced"), in exchange for shares of Evergreen Capital Balanced and the assumption by Evergreen Capital Balanced of the identified liabilities of the Successor Fund. The Reorganization Plan also provides for distribution of these shares of Evergreen Capital Balanced to shareholders of the Successor Fund in liquidation and subsequent termination of the Successor Fund. A vote in favor of the Reorganization Plan is a vote in favor of the liquidation and dissolution of the Successor Fund.

         5. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         On behalf of the Fund, the Trustees of Mentor Funds have fixed the close of business on August 17, 1999 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR FOLLOW THE INSTRUCTIONS IMMEDIATELY AFTER THIS NOTICE RELATING TO TELEPHONE OR INTERNET VOTING SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

         By Order of the Board of Trustees


                                     Michael H. Koonce
                                     Secretary
August 27, 1999

                         INSTRUCTIONS FOR EXECUTING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                   VALID SIGNATURE

CORPORATE
ACCOUNTS
(1)  ABC Corp.                                 ABC Corp.
(2)  ABC Corp.                                 John Doe, Treasurer
(3)  ABC Corp.                                 John Doe, Treasurer
         c/o John Doe, Treasurer
(4)  ABC Corp. Profit Sharing Plan             John Doe, Trustee

TRUST ACCOUNTS
(1)  ABC Trust                                 Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                      Jane B. Doe
         u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                      John B. Smith
         f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith                             John B. Smith, Jr., Executor

                            INSTRUCTIONS FOR TELEPHONE VOTING

         To vote by telephone follow the three easy steps below:

         1.       Call 1-800-690-6903

         2. Please have your Proxy Card at hand when you call.

         3. Enter the twelve-digit "Control No." found on the card, then follow the simple recorded instructions.




                                         INSTRUCTIONS FOR INTERNET VOTING


         To vote by Internet follow the three easy steps below:

         1.       Go to website www.proxyvote.com

         2. Please have your Proxy Card on hand.

         3. Enter the twelve-digit "Control No." found on the card, then follow the simple instructions.

               PROSPECTUS/PROXY STATEMENT DATED AUGUST 27, 1999

                              CONVERSION OF

                    MENTOR INCOME AND GROWTH PORTFOLIO
                             a series of
                             Mentor Funds
                        901 East Byrd Street
                       Richmond, Virginia  23219

                           Into a Series of

                     Evergreen Equity Trust
                       200 Berkeley Street
                  Boston, Massachusetts  02116

                               AND

                    ACQUISITION OF ASSETS OF

               MENTOR INCOME AND GROWTH PORTFOLIO

                By and in Exchange for Shares of

                 EVERGREEN CAPITAL BALANCED FUND
                           a series of
                     Evergreen Equity Trust


                          Introduction


         This Prospectus/Proxy Statement is being furnished to the shareholders of Mentor Income and Growth Portfolio ("Mentor Income and Growth") in connection with a Special Meeting of Shareholders to be held on October 15, 1999 at 2:00 p.m. at the offices of Mentor Funds, 901 East Byrd Street, Richmond, Virginia 23219, and any adjournments thereof (the "Meeting"). The Prospectus/Proxy Statement, which consists of four parts, proposes that Mentor Income and Growth, a series of Mentor Funds, a Massachusetts business trust, become a part of the Evergreen mutual fund family. Shareholders of the other Mentor Funds are also being asked to approve mergers or conversions of their funds into the Evergreen family of funds which are managed by subsidiaries of First Union Corporation. The mergers and conversions are designed to integrate and enhance the investment management, distribution and operations of all the mutual funds in the Evergreen and Mentor families of funds.

         The ultimate objective is for Mentor Income and Growth to be merged into Evergreen Capital Balanced Fund ("Evergreen Capital Balanced") whose investment objective and policies will be similar to those of Mentor Income and Growth. Evergreen Capital Balanced will be the successor to Mentor Balanced Portfolio if shareholders of Mentor Balanced Portfolio approve that Fund's conversion to a series of the Evergreen Equity Trust at a shareholders' meeting also scheduled for October 15, 1999. Because of certain timing issues which are described in Part III, it is proposed that Mentor Income and Growth first convert to a series of Evergreen Equity Trust, a Delaware business trust (the "Conversion"). Evergreen Capital Balanced and Mentor Income and Growth are hereinafter sometimes referred to as the "Fund" and collectively as the "Funds."

         Part I describes the Conversion. In Part II it is proposed, consistent with all Evergreen funds, that Mentor Income and Growth's investment objective be reclassified from fundamental to non-fundamental. In addition, Part II relates to the adoption by Mentor Income and Growth of fundamental investment restrictions common to all Evergreen Funds. If approved by shareholders, the Conversion, the reclassification of Mentor Income and Growth's investment objective and the adoption of common fundamental investment restrictions will be effective on or about October 15, 1999 and Mentor Income and Growth's name will change to Evergreen Capital Income and Growth Fund ("Evergreen Capital Income and Growth").

         At the Meeting, shareholders of Mentor Income and Growth are also being asked to approve the merger of their Fund with Evergreen Capital Balanced. This merger is scheduled to take place in March 2000. This transaction is described in Part III.

         In Part IV, voting information concerning the shareholders' meeting is presented.

                                                 TABLE OF CONTENTS


                                                                      Page

PART I   ................................................................5
         Introduction                                       .............5
         Selection of Delaware Business Trust Form
           of Organization                                  .............5
         Description of the Conversion                      .............7
         Evergreen Trust                                    .............8
         Certain Comparative Information About
           Mentor Funds and Evergreen Trust                 .............9
         Current and Successor Advisory Agreements          ............14
         Administration Agreements                          ............15
         Current and Successor Distribution Arrangements    ............15
         Names                                              ............16
         Certain Votes to be Taken Prior to the Conversion  ............16
         Investment Objectives and Restrictions             ............16
         Federal Income Tax Consequences                    ............16
         Appraisal Rights                                   ............17
         Recommendation of Trustees                         ............17

PART II  ...............................................................18
         Reclassification of Fundamental Investment
           Objective as Nonfundamental                      ............18
         Recommendation of Trustees                         ............19
         Adoption of Standardized Investment
           Restrictions (Proposals 3A-3H)                   ............19
         Reclassification of Fundamental Restrictions
           as Nonfundamental (Proposal 3I)                  ............20
         Recommendation of Trustees                         ............20

PART III ...............................................................29

COMPARISON OF FEES AND EXPENSES.........................................32

SUMMARY  ...............................................................37
         Proposed Plan of Reorganization                    ............38
         Tax Consequences                                   ............39
         Investment Objectives and Policies of the Funds    ............40
         Comparative Performance Information for Each Fund  ............40
         Management of the Funds                            ............42
         Investment Advisers                                ............42
         Administrator                                      ............43
         Portfolio Management                               ............43
         Distribution of Shares                             ............43
         Purchase and Redemption Procedures                 ............47
         Exchange Privileges                                ............47
         Dividend Policy                                    ............48
         Risks                                              ............48

REASONS FOR THE REORGANIZATION                              ...........50
         Agreement and Plan of Reorganization               ...........53
         Federal Income Tax Consequences                    ...........55
         Pro-forma Capitalization                           ...........56
         Shareholder Information                            ...........58

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES            ...........58

ADDITIONAL INFORMATION                                      ...........62

FINANCIAL STATEMENTS AND EXPERTS                            ...........63

LEGAL MATTERS                                               ...........63

PART IV                                                     ...........64

VOTING INFORMATION CONCERNING THE MEETING                   ...........64

OTHER BUSINESS                                              ...........67

EXHIBIT A       .......................................................A-1

EXHIBIT B       .......................................................B-1

EXHIBIT C       .......................................................C-1

EXHIBIT D       .......................................................D-1

EXHIBIT E       .......................................................E-1

                                                      PART I
             PROPOSAL 1 - THE PROPOSED CONVERSION OF MENTOR INCOME AND GROWTH
                 TO A CORRESPONDING SERIES OF A DELAWARE BUSINESS TRUST

Introduction

         At the Meeting, the shareholders of Mentor Income and Growth will be asked to approve an Agreement and Plan of Conversion and Termination (the "Conversion Plan") which provides for the Conversion of the Fund into a corresponding series (a "Successor Fund,") of Evergreen Equity Trust, a Delaware business trust ("Evergreen Trust"). The Conversion is part of an overall restructuring of the Mentor family of funds, each of which is advised by an affiliate of First Union National Bank ("FUNB"). FUNB and its other investment adviser affiliates serve as investment advisers to the Evergreen Funds. The Evergreen Funds were reorganized into Delaware business trusts beginning in December 1997.

         The restructuring into a series of the Evergreen Trust involves, among other components, the Conversion, the reclassification of the investment objective of Mentor Income and Growth from "fundamental" (i.e., changeable by shareholder vote only) to "nonfundamental" (i.e., changeable by vote of the Trustees), the adoption of standardized fundamental investment restrictions, and the reclassification of certain investment restrictions from fundamental to nonfundamental. The reclassification of investment objective, the adoption of standardized investment restrictions and the reclassification of certain investment restrictions from fundamental to nonfundamental are discussed in Part II of this Prospectus/Proxy Statement.

Selection of Delaware Business Trust Form of Organization

         On July 13, 1999, the Board of Trustees of Mentor Funds unanimously approved a proposal by Mentor Income and Growth's investment adviser to reorganize the Fund as a separate series of Evergreen Trust. Mentor Funds is currently organized as a Massachusetts business trust. Mentor Income and Growth is proposed to be structured as a series of a Delaware business trust, as opposed to a corporation, due to the inherent flexibility of the business trust form of organization. The principal reason for reorganizing Mentor Income and Growth in Delaware is the availability of certain advantages of Delaware law with respect to business trusts. The Delaware Business Trust Act (the "Delaware Act") has been specifically drafted to accommodate the unique governance needs of investment companies and provides that its policy is to give maximum freedom of contract to the trust instrument of a Delaware business trust.

         Under the Delaware Act, a shareholder of a Delaware business trust is entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in Massachusetts. As a result, Delaware law is generally considered to afford more protection against potential shareholder liability than is afforded to shareholders of Massachusetts business trusts. See "Certain Comparative Information About Mentor Funds and Evergreen Trust - Shareholder Liability." Similarly, Delaware law provides that, should a Delaware trust issue multiple series of shares, each series will not be liable for the debts of another series, another potential though remote risk in the case of other business trusts, including those, such as Mentor Funds, that are organized under Massachusetts law.

         Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Act, are among the nation's most highly respected and have an expertise in corporate matters which in part grew out of the fact that Delaware legal issues are concentrated in the Court of Chancery where there are no juries and where judges issue written opinions explaining their decisions. Accordingly, there is a well established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

         There are other advantages that may be afforded by a Delaware business trust. Under Delaware law, the Successor Fund will have the flexibility to respond to future business contingencies. For example, the Trustees of Evergreen Trust will have the power to incorporate Evergreen Trust, to merge or consolidate it with another entity, to cause each series to become a separate trust, and to change Evergreen Trust's domicile without a shareholder vote. This flexibility could help to assure that Evergreen Trust operates under the most advanced form of organization and could reduce the expense and frequency of future shareholder meetings for non-investment related issues.

Description of the Conversion

         The detailed terms and conditions of the Conversion are contained in the Conversion Plan. The information in this Prospectus/Proxy Statement with respect to the Conversion Plan is qualified in its entirety by reference to, and made subject to, the complete text of the form of the Conversion Plan, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A.

         If shareholders of Mentor Income and Growth do not approve the Conversion, the Fund will continue as currently organized.

         If the shareholders of Mentor Income and Growth approve the Conversion and the conditions of the Conversion are satisfied, all of the assets and liabilities of the Fund will be transferred to the Successor Fund and each shareholder of the Fund will receive shares of the Successor Fund (the "New Shares"). The New Shares of the Successor Fund will be issued to Mentor Income and Growth in consideration of the transfer to the Successor Fund by the Fund of all assets and liabilities of Mentor Income and Growth. Immediately thereafter, Mentor Income and Growth will liquidate and distribute the New Shares to its shareholders. Holders of Class A and Class B shares of Mentor Income and Growth will receive Class A and Class C New Shares, respectively, of the Successor Fund. Holders of Class Y Shares of the Funds will receive Class Y New Shares of the Successor Funds. Each class of shares of the Successor Fund has similar distribution-related and shareholder servicing-related fees, if any, as the shares of Mentor Income and Growth held prior to the Conversion. As a result of the Conversion, each shareholder will receive, in exchange for his or her Mentor Income and Growth shares, New Shares with a total net asset value equal to the total net asset value of the shareholder's Fund shares immediately prior to the consummation of the Conversion. For information on classes of shares of the Successor Fund, see "Part III - Summary Distribution of Shares."

         It will not be necessary for holders of share certificates of Mentor Income and Growth to exchange their certificates for new certificates following consummation of the Conversion. Certificates for shares of the Fund issued prior to the Conversion will represent outstanding shares of the Successor Fund after the Conversion. Shareholders of the Fund who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated as shares of the Successor Fund.

         If approved by shareholders of Mentor Income and Growth, it is currently contemplated that the Conversion will become effective on or about the close of business on October 15, 1999.

However, the Conversion may become effective at another time and date should the Meeting be adjourned to a later date or should any other condition to the Conversion not be satisfied at that time. Notwithstanding prior shareholder approval, the Conversion Plan may be terminated at any time prior to its implementation by the mutual agreement of the parties thereto.

Evergreen Trust

         Evergreen Trust was established pursuant to an Agreement and Declaration of Trust ("Declaration of Trust") under the laws of the State of Delaware. Evergreen Trust is organized as a "series company" as that term is used in Rule 18f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"). Evergreen Trust consists of the Successor Fund and other mutual funds of the same asset class.

     The Board of Trustees of Evergreen Trust is currently comprised of individuals who do not currently serve as trustees of Mentor Funds. Accordingly, different Trustees will have ultimate responsibility for the oversight and management of the Successor Fund subsequent to the Conversion. It is anticipated that subsequent to the Conversion, two current Trustees of Mentor Funds, Arnold
H. Dreyfuss and Louis W. Moelchert, Jr., will be nominated and elected as Trustees of Evergreen Trust. Information with respect to the current Trustees of Evergreen Trust, including compensation, is set forth in Exhibit B.

         Evergreen Trust is authorized to issue shares divisible into an indefinite number of different series. The interests of investors in the various series of Evergreen Trust will be separate and distinct. All consideration received for the sales of shares of a particular series of Evergreen Trust, all assets in which such consideration is invested, and all income, earnings and profits derived from such investments, will be allocated to that series. The Declaration of Trust of Evergreen Trust provides that the Board of Trustees may:
(i) establish one or more additional series thereof; (ii) issue the shares of any series in any number of classes; (iii) issue shares of a series to different groups of investors; and (iv) convert a series into a pooled fund structure, without any further action by the shareholders of Evergreen Trust.

         The Declaration of Trust of Evergreen Trust provides for shareholder voting only for the following matters: (a) the election or removal of Trustees as provided in the Declaration of Trust; and (b) with respect to such additional matters relating to Evergreen Trust as may be required by (i) applicable law,
(ii) any by-laws adopted by the Trustees, or (iii) as the Trustees may consider necessary or desirable. Certain of the foregoing matters will involve separate votes of one or more of the affected series (or affected classes of a series) of Evergreen Trust, while others will require a vote of Evergreen Trust's shareholders as a whole.

         All shares of all series vote together as a single class for the election or removal of Trustees of Evergreen Trust with each having one vote for each dollar of net asset value applicable to each share, regardless of series. See "Certain Comparative Information About the Mentor Funds and Evergreen Trust
- Voting
Rights" below.

         As required by the 1940 Act, shareholders of each series of Evergreen Trust, voting separately, will have the power to vote at special meetings for, among other things, changes in fundamental investment restrictions applicable to such series, approval of any new or amended investment advisory agreement, approval of any new or amended Rule 12b-1 plan and certain other matters that affect the shareholders of that series. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees of Evergreen Trust.

Certain Comparative Information About Mentor Funds and Evergreen
Trust

         As a Delaware business trust, Evergreen Trust's operations will be governed by its Declaration of Trust and applicable Delaware law, rather than by the Massachusetts Declaration of Trust of Mentor Funds. As discussed below, certain of the differences between Mentor Funds and Evergreen Trust derive from provisions of Evergreen Trust's Declaration of Trust and By-laws. Shareholders entitled to vote at the Meeting may obtain a copy of Evergreen Trust's Declaration of Trust and By-laws, without charge, upon written request to Evergreen Trust at the address on the cover page of this Prospectus/Proxy Statement.

         Capitalization. The beneficial interests in Evergreen Trust are issued as transferable shares of beneficial interest, $.001 par value per share. The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series or classes thereof, all without shareholder approval. Each share of a series of Evergreen Trust represents an equal proportionate interest in the assets and liabilities belonging to that series (or class) as declared by the Board of Trustees. Mentor Funds is authorized to divide its shares into an unlimited number of series, and the Trustees are empowered to establish other classes. Mentor Funds has the authority to issue an unlimited number of transferable shares of beneficial interest.

         Amendments to Governing Instrument. Generally, the provisions of the Declaration of Trust of Evergreen Trust may be amended without shareholder approval so long as such amendment is not in contravention of applicable law, by an instrument in writing signed by a majority of the then Trustees of Evergreen

Trust (or by an officer of Evergreen Trust pursuant to the vote of a majority of such Trustees). Under the Declaration of Trust of Evergreen Trust, except as provided by applicable law, a quorum is 25% of the shares entitled to vote. The quorum requirement of Mentor Funds is 50% of the total number of outstanding shares of all series and classes entitled to vote. The affirmative vote of a majority of the shares of all series and classes then outstanding and entitled to vote is generally required to amend the Declaration of Trust of Mentor Funds (unless any larger vote may be required by applicable law), except that the Declaration of Trust may be amended by the Trustees of Mentor Funds without the vote of shareholders in certain limited circumstances.

         Voting Rights. Mentor Funds' Declaration of Trust and Evergreen Trust's Declaration of Trust provide that a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the outstanding shares. The Declaration of Trust further provides that special meetings of shareholders shall be called by the Trustees upon the written request of shareholders representing 10% of the outstanding shares of all series and classes entitled to vote. If the Secretary fails to call the meeting or give notice for more than two days following the shareholders' written request, then the shareholders representing 10% of the outstanding shares may, in the name of the Secretary, call such meeting by giving notice thereof. The By-laws of Evergreen Trust provide that, to the extent required by the 1940 Act, meetings of the shareholders for the purpose of voting on the removal of any Trustee shall be called promptly by the Trustees upon the written request of shareholders holding at least 10% of the outstanding shares of Evergreen Trust entitled to vote. Like Mentor Funds, Evergreen Trust will not be required to hold annual meetings of its shareholders and, at this time, does not intend to do so. Under Mentor Funds' Declaration of Trust, the record date may not be more than 60 days preceding the scheduled meeting date. Under the By-laws of Evergreen Trust, the record date may not be more than 90 days nor less than 10 days preceding the scheduled meeting date.

         The Declaration of Trust of Evergreen Trust provides for shareholder voting in certain circumstances. See "Evergreen Trust" above. Shareholders of Mentor Funds have the power to vote with respect to the election of Trustees, the removal of Trustees, the approval or termination of any investment advisory or management agreement, certain amendments to the Declaration of Trust, to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of Mentor Funds, and with respect to certain other actions, such as a transfer of all or substantially all of Mentor Funds' assets or the dissolution of Mentor Funds.

         The Declaration of Trust of Evergreen Trust provides that a majority of the shares voted at a meeting at which a quorum is present shall decide any questions and that a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Declaration of Trust or the By-laws of Evergreen Trust. Similar requirements apply to Mentor Funds. Shareholders of Evergreen Trust are not required to approve the termination of Evergreen Trust. The Declaration of Trust of Mentor Funds provides that shareholders of the Trust are required to approve the Trust's termination.

         Under the Declaration of Trust of Evergreen Trust, each share of the Successor Fund is entitled to one vote for each dollar of net asset value applicable to such share. Under the current Declaration of Trust of Mentor Funds, each whole share of beneficial interest is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Under Mentor Funds' Declaration of Trust or applicable law, except with respect to matters as to which a particular series or class is affected, all shares of each series or class will vote as a single class. Generally, the Declaration of Trust further provides that, where required by law or applicable regulation, certain matters will be voted on separately by each fund. In all other matters, all funds vote together as a group. Over time, the net asset values of funds in the Mentor Funds have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a fund with a lower net asset value will purchase more shares, and under Mentor Funds' current voting provisions, have more votes, than the same investment in a fund with a higher net asset value. Under the Declaration of Trust of Evergreen Trust, voting power is related to the dollar value of the shareholders' investments rather than to the number of shares held.

         Shareholder Liability. Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists under Massachusetts law or under the laws of any other state. As a result, to the extent that Evergreen Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Declaration of Trust: (a) provides that any written obligation of Evergreen Trust may contain a statement that such obligation may only be enforced against the assets of Evergreen Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Evergreen Trust. Accordingly, the risk of a shareholder of Evergreen Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) Evergreen Trust itself would be unable to meet its obligations. In view of Delaware law, the nature of Evergreen Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Trust is remote.

         Shareholders of Mentor Funds as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of Mentor Funds. However, the Declaration of Trust under which Mentor Funds is currently established contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by Mentor Funds or the Trustees of Mentor Funds. The Declaration of Trust also provides for indemnification out of the assets of Mentor Income and Growth.

         Liability and Indemnification of Trustees. Under the Declaration of Trust of Evergreen Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of the duties of a Trustee. Trustees and officers of Evergreen Trust are entitled to be indemnified for the expenses of litigation against them except with respect to any matter as to which it has been determined that such person (i) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of Evergreen Trust; or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties; and (iii) for a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful, such determination to be based upon the outcome of a court action or administrative proceeding or a reasonable determination, following a review of the facts, by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Evergreen Trust may also advance money to any Trustee or officer involved in a proceeding discussed above provided that the Trustee or officer undertakes to repay
Evergreen Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met. It is currently the view of the staff of the Securities and Exchange Commission ("SEC") that to the extent that any provisions such as those described above are inconsistent with the 1940 Act, the provisions of the 1940 Act may preempt the foregoing provisions.

         The Declaration of Trust of Mentor Funds generally provides that its Trustees shall not be liable to Mentor Funds or its shareholders, except for the Trustees' acts of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of their office. The Declaration of Trust generally also provides that Trustees and officers of Mentor Funds will be indemnified against liability and expenses of litigation against them unless their conduct constituted willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

         Right of Inspection. The By-laws of Evergreen Trust provide that no shareholder of Evergreen Trust shall have any right to inspect any account or book or document of Evergreen Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders. The Declaration of Trust and By-Laws of Mentor Funds are silent with respect to the right of inspection.

         The foregoing is only a summary of certain of the differences between the governing instruments and laws generally applicable to Mentor Funds and Evergreen Trust. It is not a complete list of differences. Shareholders should refer directly to the provisions of the governing instruments and applicable law for more complete information.

Current and Successor Advisory Agreements

         As a result of the Conversion, the Successor Fund will be subject to a new investment advisory agreement (the "Successor Advisory Agreement") between Evergreen Trust on behalf of the Successor Fund and Mentor Investment Advisors, LLC ("Mentor"), the current investment adviser of Mentor Income and Growth. The current investment advisory agreement of Mentor Income and Growth (the "Current Advisory Agreement") is similar in many respects to the Successor Advisory Agreement. Except as noted below, the Successor Advisory Agreement contains the material terms of the Current Advisory Agreement. The Board of Trustees of Mentor Funds at a meeting held on June 9, 1999, terminated the investment advisory contract of Wellington Management as sub- adviser effective June 30, 1999 and Mentor provides investment advisory services for Mentor Income and Growth. Most importantly, the rate at which fees are required to be paid by Mentor Income and Growth for investment advisory services, as a percentage of average daily net assets, will remain the same for the Successor Fund.

         The following summarizes certain aspects of the Current Advisory Agreement and the Successor Advisory Agreement for each Fund.

         Brokerage Transactions. The Successor Advisory Agreement sets forth specific terms as to brokerage transactions and the investment adviser's use of broker-dealers. For example, the investment adviser will be obligated to use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being most favorable to the Successor Fund. In assessing the best overall terms available for any transaction, the investment adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Successor Advisory Agreement also incorporates the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which permits an investment adviser to have its client, including an investment company, pay more than the lowest available commission for executing a securities trade in return for research services and products. The Current Advisory Agreement of Mentor Income and Growth permits the investment adviser to authorize sub-advisers to execute portfolio transactions and select brokers pursuant to the provisions of
Section 28(e) of the 1934 Act.

         Liability. Both the Successor Advisory Agreement and the Current Advisory Agreement provide that the investment adviser shall have no liability in connection with rendering services thereunder, other than liabilities resulting from the adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         Amendments. The Current Advisory Agreement of Mentor Income and Growth provides that all changes (rather than only substantial changes) must be approved by a majority of the shares of the Fund. The Successor Advisory Agreement provides that only amendments of substance require shareholder approval.

Administration Agreements

         Mentor Investment Group, LLC ("MIG") served as administrator for Mentor Income and Growth until June 1999.

         Evergreen Investment Services, Inc. ("EIS"), located at 200 Berkeley Street, Boston, Massachusetts 02116, currently serves as administrator to Mentor Income and Growth for the same fees (0.10% of the Fund's daily net assets) previously charged by MIG. After the Conversion, EIS will serve as administrator to the Successor Fund. It is anticipated that no material change will occur in Mentor Income and Growth's administrative fees or arrangements as a result of the Conversion.

Current and Successor Distribution Arrangements

         Mentor Distributors, LLC, located at 3435 Stelzer Road, Columbus, Ohio 43219, is the principal distributor for Mentor Funds. Mentor Distributors, LLC is a wholly-owned subsidiary of BISYS Fund Services, Inc. ("BISYS") of the same address.

         After the Conversion, Evergreen Distributor, Inc., an affiliate of BISYS, located at 125 West 55th Street, New York, New York 10019, will serve as principal underwriter for the Successor Fund. It is anticipated that no material change will occur in Mentor Funds' distribution agreement or Mentor Income and Growth's aggregate amount payable under the Fund's distribution-related and shareholder servicing-related expenses as a result of the Conversion.

Names

         At the time of its Conversion into the Successor Fund, the name of Mentor Income and Growth will change to Evergreen Capital Income and Growth Fund.

Certain Votes to be Taken Prior to the Conversion

         Prior to the Conversion, Evergreen Distributor, Inc. will own a single outstanding share of the Successor Fund. The purpose of the issuance by the Successor Fund of this nominal share prior to the effective time of the Conversion is to enable Evergreen Trust to eliminate the need to incur the additional expense by Evergreen Trust of having to hold a separate meeting of shareholders of the Successor Fund in order to comply with certain shareholder approval requirements of the 1940 Act.

Investment Objectives and Restrictions

         The Successor Fund will have the same investment objective as Mentor Income and Growth except that, if Proposal 2 in this Prospectus/Proxy Statement is approved by shareholders, the Successor Fund's investment objective will not be considered "fundamental". As a result, a Successor Fund's investment objective could be changed by its Trustees, without shareholder approval, after prior notice to shareholders. The investment restrictions of Mentor Income and Growth are proposed to be changed as described in Part II below.

         Except as described in Part II below, the investment adviser does not presently intend to change in any material way for the Successor Fund the investment strategy or operations currently employed for Mentor Income and Growth.

Federal Income Tax Consequences

         It is anticipated that the transactions contemplated by the Conversion will be tax-free. Sullivan & Worcester LLP, 1025

Connecticut Avenue, N.W., Washington,, D.C. 20036, counsel to the Successor Fund, has informed the Board of Trustees of Mentor Funds and the Board of Trustees of Evergreen Trust that if substantially all of the assets and liabilities of Mentor Income and Growth are transferred to the Successor Fund, it will issue an opinion that the Conversion will not give rise to the recognition of income, gain or loss to Mentor Income and Growth, the Successor Fund, or shareholders of Mentor Income and Growth for federal income tax purposes pursuant to sections 361, 1032(a) and 354(a)(1), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). Such opinion will be based upon customary representations of Mentor Funds and Evergreen Trust and certain customary assumptions. The receipt of such an opinion is a condition to the consummation of the Conversion.

         A shareholder's adjusted basis for tax purposes in shares of the Successor Fund after the Conversion will be the same as the shareholder's adjusted basis for tax purposes in the shares of Mentor Income and Growth immediately before the Conversion. The holding period for the shares of the Successor Fund received in the Conversion will include a shareholder's holding period for shares of Mentor Income and Growth (provided that the shares of Mentor Income and Growth were held as capital assets on the date of the Conversion). Shareholders should consult their own tax advisers with respect to the state and local tax consequences of the proposed transaction.

Appraisal Rights

         Neither Mentor Funds' Declaration of Trust nor Massachusetts law grants shareholders of Mentor Funds any rights in the nature of appraisal or dissenters' rights with respect to any action upon which such shareholders may be entitled to vote. However, the right of mutual fund shareholders to redeem their shares is not affected by the proposed Conversion.

Recommendation of Trustees

     In evaluating the Conversion Plan, the Board of Trustees reviewed the potential benefits associated with the proposed Conversion and adoption of the Declaration of Trust of Evergreen Trust. In this regard, the Trustees of Mentor Funds considered: (i) the potential disadvantages which apply to operating Mentor Income and Growth under its current form of organization; (ii) the advantages which apply to operating the Successor Fund as a series of a Delaware business trust; (iii) the advantages of adopting Evergreen Trust's Declaration of Trust under Delaware law; (iv) the possible economies of scale that could result in cost savings as a result of the smaller Mentor fund family becoming part of the larger Evergreen family of funds; (v) the fact that there will essentially be no change in the investment advisory function; and (vi) the expected federal tax consequences to Mentor Income and Growth, the Successor Fund and shareholders of Mentor Income and Growth resulting from the proposed Conversion, and the likelihood that no recognition of income, gain or loss for federal income tax purposes will occur as a result thereof.

         At the meeting of the Board called for the purpose on July 13, 1999, the Board of Trustees of Mentor Funds voted to approve the proposed Plan of Conversion for Mentor Income and Growth and determined that participation in the Conversion is in the best interests of the Fund and that the interests of existing shareholders will not be diluted as a result of the Conversion.

         THE TRUSTEES OF MENTOR FUNDS RECOMMEND THAT THE SHAREHOLDERS OF MENTOR INCOME AND GROWTH APPROVE PROPOSAL 1.




                                PART II


     PROPOSAL 2 - RECLASSIFICATION OF MENTOR INCOME AND GROWTH'S
       INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NONFUNDAMENTAL

Reclassification of Fundamental Investment Objective as
Nonfundamental

         Under the 1940 Act, the Fund's investment objective is not required to be classified as "fundamental." A fundamental investment objective may be changed only by vote of the Fund's shareholders. In order to provide the Fund's investment adviser with enhanced investment management flexibility to respond to market, industry or regulatory changes, the Trustees of Mentor Funds have approved the reclassification of the Fund's investment objective from fundamental to nonfundamental. A nonfundamental investment objective may be changed at any time by the Trustees without approval by the Fund's shareholders.

         For a complete description of the investment objective of the Fund, please see Part III of the Prospectus/Proxy Statement under the caption "Comparison of Investment Objectives and Policies." The reclassification from fundamental to nonfundamental will not alter the Fund's investment objective. If at any time in the future, the Trustees approve a material change in the Fund's nonfundamental investment objective, shareholders of the Successor Fund will be given notice of such change prior to its implementation; however, if such a change were to occur, shareholders would not be asked to approve such change.

         If the reclassification of the Fund's investment objective from fundamental to nonfundamental is not approved by shareholders of the Fund, the Fund's investment objective will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in investment objective.

Recommendation of Trustees

         The Trustees of Mentor Funds have considered the enhanced management flexibility to respond to market, industry or regulatory changes that would accrue to the Fund's investment adviser if the Fund's fundamental investment objective was reclassified as nonfundamental.

         At the meeting of the Trustees called for the purpose on July 13, 1999, the Trustees of Mentor Funds voted to approve the reclassification of the investment objective of the Fund from fundamental to nonfundamental.

THE TRUSTEES OF MENTOR FUNDS RECOMMEND THAT THE SHAREHOLDERS OF MENTOR INCOME AND GROWTH APPROVE PROPOSAL 2.


                    PROPOSAL 3 - CHANGES TO FUNDAMENTAL
                           INVESTMENT RESTRICTIONS


Adoption of Standardized Investment Restrictions (Proposals 3A-3H)

         The primary purpose of Proposals 3A through 3H below is to revise and standardize the Fund's fundamental investment restrictions (the "Restrictions"). The Trustees have concurred with the efforts of the investment advisers to the various funds comprising the Mentor mutual fund family to analyze the fundamental and nonfundamental investment restrictions of the various funds offered by the Mentor and Evergreen families of mutual funds and, where practicable and appropriate to a fund's investment objective and policies as in the case of Mentor Income and Growth, propose to shareholders adoption of standardized Restrictions.

         It is not anticipated that any of the changes will substantially affect the way Mentor Income and Growth is currently managed. These proposals are being presented to shareholders for approval because it is believed that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with the Restrictions. Because the proposed standardized fundamental Restrictions in general are phrased relatively more broadly than the Fund's current fundamental Restrictions, the investment adviser is expected to be able to respond more expeditiously to market, industry or regulatory developments. Set forth below, as subsections of this Proposal, are general descriptions of each of the proposed changes. You will be given the option to approve all, some, or none of the proposed changes on the proxy card enclosed with this proxy statement.

         A listing of the current fundamental Restrictions of the Fund is set forth in Exhibit C. Those fundamental Restrictions that you are being requested to vote to standardize are shown in Exhibit C by an "S", which stands for "To be Standardized." If a particular change is not approved by shareholders, the current fundamental Restriction will remain in place.

         If approved by shareholders, the revised fundamental Restrictions described in Proposals 3A through 3H will remain fundamental and, as such, cannot be changed without a further shareholder vote. If a proposed standardized fundamental Restriction is not approved by shareholders, the current Restriction will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in the Restriction.

Reclassification of Fundamental Restrictions as Nonfundamental
(Proposal 3I)

         The reclassification from fundamental to nonfundamental of certain of the Fund's other current fundamental Restrictions will enhance the ability of the Fund to achieve its investment objective because its investment adviser will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

Recommendation of Trustees

         The  Trustees of Mentor  Funds have  reviewed  the  potential  benefits associated with the proposed standardization of the Fund's fundamental Restrictions (Proposals 3A through 3H below) as well as the potential benefits associated with the reclassification of certain of the Fund's other fundamental Restrictions to nonfundamental (Proposal 3I).

         At the meeting of the Trustees called for the purpose on July 13, 1999, the Trustees of Mentor Funds voted to approve the proposed standardization of the Fund's fundamental Restrictions (Proposals 3A through 3H below) and the reclassification from fundamental to nonfundamental of certain of the Fund's other fundamental Restrictions (Proposal 3I below).

THE TRUSTEES OF MENTOR FUNDS RECOMMEND THAT THE SHAREHOLDERS OF
MENTOR INCOME AND GROWTH APPROVE PROPOSAL 3.

Proposal 3A:   To Amend The Fundamental Restriction Concerning
               Diversification of Investments

         The current fundamental Restriction of the Fund concerning diversification of investments provides generally that the Fund cannot purchase the securities of an issuer if the purchase would cause more than 5% of the Fund's total assets taken at current value to be invested in the securities of such issuer, except U.S. government securities or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Fund's portfolio. The Fund applies the 5% of assets test to 75% of its total assets and the 10% of outstanding voting securities test to 100% of its total assets. It is proposed that shareholders approve new language standardizing these Restrictions including the percentage of total assets to which the Restriction is applied.

         The Fund has elected to be a "diversified" open-end management investment company under the 1940 Act, which requires the 5% of assets and 10% of outstanding voting securities tests described above to apply to 75% of the total assets of the Fund. As mentioned above, the current policy of the Fund is for the 10% voting securities of an issuer test to be applied to 100% of the Fund's assets, rather than to 75% of its assets. The primary purpose of the proposed change with respect to the Fund is to allow the Fund to invest in accordance with the less restrictive limits contained in the 1940 Act for diversified investment companies. The proposed change would allow the Fund the flexibility to purchase larger amounts of issuers' securities when its investment adviser deems an opportunity attractive. The new policy would allow the investment policies of the Fund to conform with the definition of "diversified" as it appears in the 1940 Act.

         The amendment of the fundamental Restriction will allow the Fund to respond more quickly to changes of the 1940 Act standard, as well as to other legal, regulatory, and market developments without the delay or expense of a shareholder vote. The amendment of the fundamental Restriction would also standardize the Restrictions across the Evergreen and Mentor families of funds. Adoption of this change is not expected to materially affect the operation of the Fund.

         The Fund is not changing its current classification as a diversified fund. As proposed, the Fund's fundamental Restriction regarding diversification will be replaced with the following fundamental Restriction:

                  "The Fund may not make any investment
                  inconsistent with the Fund's
                  classification as a diversified
                  investment company under the
                  Investment Company Act of 1940."

Proposal 3B:     To Amend the Fundamental Restriction Concerning
                 Concentration of the Fund's Assets in a Particular
                 Industry.

         The Fund currently has a fundamental Restriction concerning the concentration of investments in a particular industry. The staff of the SEC takes the position that a mutual fund "concentrates" its investments in a particular industry if more than 25% of the mutual fund's assets exclusive of cash and U.S. government securities are invested in the securities of issuers in such industry. The Restriction embodies the SEC staff interpretation by stating that the Fund will not concentrate its investments in a particular industry by investing more than 25% of its total assets, exclusive of U.S. government obligations, in securities of issuers in any one industry.

         Shareholders of the Fund are being asked to approve amendment of the foregoing fundamental Restriction. As proposed, the Fund's current fundamental Restriction regarding concentration of the Fund's assets in a particular industry will be replaced by the following fundamental Restriction:

                  "The Fund may not concentrate its
                  investments in the securities of
                  issuers primarily engaged in any
                  particular industry (other than
                  securities issued or guaranteed by
                  the U.S. government or its agencies
                  or instrumentalities)."

         The primary purpose of the proposed amendment is to adopt insofar as possible a standardized Restriction regarding concentration for Mentor Income and Growth and those funds in the Evergreen and Mentor families of mutual funds that do not concentrate their investments. If in the future the SEC staff changed its interpretation on concentration in an industry, the Fund would comply and avoid the expense of a shareholder vote. Adoption of this change is not expected to materially affect the operation of the Fund.

Proposal 3C:    To Amend The Fundamental Restriction Concerning
                the Issuance of Senior Securities

         The Fund's current fundamental Restriction regarding the issuance of senior securities states that the Fund shall not issue any senior security, except that the Fund may borrow money to the extent contemplated by the restriction on borrowing which is discussed below.

         It is proposed that shareholders approve replacing the Fund's current fundamental Restriction concerning the issuance of senior securities with the following fundamental Restriction governing the issuance of senior securities:

                  "Except as permitted under the
                  Investment Company Act of 1940, the
                  Fund may not issue senior
                  securities."

         The primary purpose of this proposed change is to standardize the Fund's fundamental Restriction regarding senior securities.

         The proposed fundamental Restriction clarifies that the Fund may issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally an obligation of the Fund which has a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders. The 1940 Act generally prohibits open-end investment companies (i.e. mutual funds) from issuing any senior securities; however, under current SEC staff interpretations, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction that obligates a Fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is farther away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The Fund would engage in transactions that could be considered to involve "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

         Adoption of the proposed fundamental Restriction concerning senior securities is not expected to materially affect the operation of the Fund. However, adoption of a standardized fundamental Restriction will facilitate the Fund's investment adviser's investment compliance efforts and will allow the Fund to respond to legal, regulatory and market developments which may make the use of permissible senior securities advantageous to the Fund and its shareholders.

Proposal 3D:  To Amend The Fundamental Restriction Concerning
              Borrowing

         The Fund's current fundamental Restriction concerning borrowing states that the Fund shall not borrow more than

33 1/3 % of the value of its net assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities. When reviewing the Fund's policies on borrowings as set forth in Exhibit C, you should also review the Fund's policy on the issuance of senior securities since the topics are interrelated.

         In general, under the 1940 Act, the Fund may not borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         It is proposed that shareholders approve replacing the Fund's current fundamental Restriction regarding borrowing with the following fundamental
Restriction:

                  "The Fund may not borrow money,
                  except to the extent permitted by
                  applicable law."

         If the proposal is approved, the Fund will disclose that it will not engage in leveraging. The primary purpose of the proposed change to the fundamental Restriction concerning borrowing is to standardize the Restriction.

         Adoption of the proposed Restriction is not currently expected to materially affect the operations of the Fund. While the Fund has no current intention to use leverage, the flexibility to do so may be beneficial to the Fund at a future date.

Proposal 3E:     To Amend The Fundamental Restriction Concerning
                 Underwriting

         The Fund is currently subject to a fundamental Restriction concerning underwriting. The Restriction provides that the Fund will not underwrite any securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. It is proposed that shareholders approve replacing the current fundamental Restriction with the following fundamental Restriction concerning underwriting:

                  "The Fund may not underwrite
                  securities of other issuers, except
                  insofar as the Fund may technically
                  be deemed an underwriter in
                  connection with the disposition of
                  its portfolio securities."

         The primary purpose of the proposed change is to standardize the language of the Fund's fundamental Restriction regarding underwriting. While the proposed change will have no current impact on the Fund, adoption of the proposed standardized fundamental Restriction will advance the goals of standardization.

Proposal 3F:    To Amend The Fundamental Restriction Concerning
                Investment in Real Estate

         The Fund currently has a fundamental Restriction concerning the purchase of real estate. The Restriction states that the Fund may not purchase or sell real estate or interests in real estate except the Fund may, however, purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate.

         Shareholders are being asked to approve an amended Restriction similar to that described above. As proposed, the Fund's current fundamental Restriction will be replaced by the following fundamental Restriction:

                  "The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate."

         The primary purpose of the proposed amendment is to standardize the Fund's fundamental Restriction concerning real estate.

         To the extent that the Fund buys securities and instruments of companies in the real estate business, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

         While the proposed change will have no current impact on the Fund, adoption of the proposed standardized fundamental Restriction will advance the goals of standardization.

Proposal 3G:    To Amend The Fundamental Investment Restriction
                Concerning Commodities

         The Fund is currently subject to a fundamental Restriction that provides that the Fund shall not invest in commodities or commodity contracts, except that the Fund may engage in transactions involving futures contracts or options on futures contracts.

         It  is  proposed  that  shareholders   approve  replacing  the  current
fundamental Restriction with the following fundamental Restriction concerning commodities:

                  "The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law without registering as a commodity pool operator under the Commodity Exchange Act."

         The proposed amendment is intended to allow the Fund to have the flexibility to invest in futures contracts and related options, including financial futures such as interest rate and stock index futures (S&P 500, etc.). The Fund currently has the ability to invest in financial futures. Under the proposed amendment, these types of futures may be used for hedging or for investment purposes and involve certain risks.

         If the proposed amendment is approved, the investment adviser will determine the appropriateness of investment in futures contracts (including financial futures) and related options.

         While the proposed change will have no material impact on the operation of the Fund, adoption of the proposed fundamental Restriction will advance the goals of standardization.

Proposal 3H:    To Amend The Fundamental Investment Restriction
                Concerning Lending

         The Fund's current fundamental Restriction concerning lending states that the Fund shall not lend its portfolio securities except under certain percentage and other limitations. In general, it is the Fund's current policy that such loans must be secured continuously by U.S. government securities, cash or cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned. During the existence of the loan, the Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Fund must have the right to call the loan and obtain the securities loaned at any time on reasonable notice, including the right to call the loan to enable the Fund to vote the securities. To comply with previous (but as a result of federal legislation enacted in 1996, now superseded) requirements of certain state securities administrators, such loans were not to exceed one-third of the Fund's net assets taken at market value.

         It  is  proposed  that  shareholders   approve  replacing  the  current
fundamental Restrictions with the following amended fundamental Restrictions concerning lending:

                  "The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investments shall not be deemed to be the making of a loan."

         Gains or losses in the market value of a loaned security will affect the Fund and its shareholders. When the Fund lends it securities, it runs the risk that it will not be able to retrieve the securities on a timely basis, possibly losing the opportunity to sell the securities at a desirable price. Also, if the borrower files for bankruptcy or becomes insolvent, the Fund's ability to dispose of the securities may be delayed. Lending the Fund's portfolio securities would include the ability to invest in direct debt instruments such as loans and loan participation interests which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the Fund, or there may be a requirement that the Fund supply additional cash to a borrower on demand.

         The adoption of the standardized fundamental Restriction will advance the goals of standardization.

Proposal 3I:     Reclassification as Nonfundamental of All Current
                 Fundamental Restrictions Other than the
                 Fundamental Restrictions Described in the
                 Foregoing Proposals 3A through 3H.

         Like all mutual funds, when the Fund was established the Trustees adopted certain investment Restrictions that would govern the efforts of the Fund's investment adviser in seeking the Fund's investment objective. Some of these Restrictions were designated as "fundamental" and, as such, may not be changed unless the change has first been approved by the Trustees and then by the shareholders of the Fund. Many of the Fund's investment restrictions were required to be classified as fundamental under the securities laws of various states. Since October 1996, such state securities laws and regulations regarding fundamental investment restrictions have been preempted by federal law and no longer apply.

         The Fund's fundamental Restrictions were established to reflect certain regulatory, business or industry conditions as they existed at the time the Fund was established. Many such conditions no longer exist. The 1940 Act requires only that the Restrictions discussed in Proposals 3A through 3H above be classified as fundamental. As a result, this Proposal 3I proposes to reclassify as nonfundamental all current fundamental Restrictions of the Fund other than the fundamental Restrictions discussed in the foregoing Proposals 3A through 3H.

         Nonfundamental Restrictions may be changed or eliminated by the Trustees at any time without approval of the Fund's shareholders. The current fundamental Restrictions proposed to be reclassified as nonfundamental are shown in Exhibit C by an "R", which stands for "To be Reclassified."

     None of the proposed changes will materially alter the way in which the Fund is currently managed. Indeed, the Trustees believe that approval of the reclassification of fundamental Restrictions to nonfundamental Restrictions will enhance the ability of the Fund to achieve its investment objective because the Fund's investment adviser will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

                                 PART III

        PROPOSAL 4 - MERGER OF MENTOR INCOME AND GROWTH INTO EVERGREEN
                              CAPITAL BALANCED

         This Prospectus/Proxy Statement is also being furnished to shareholders of Mentor Income and Growth in connection with a proposed Agreement and Plan of Reorganization (the "Reorganization Plan") to be submitted to shareholders of Mentor Income and Growth for consideration at the Meeting. As discussed above in
Part I regarding the Conversion Plan, prior to the Reorganization, Mentor Income and Growth will be converted to a series of a Delaware business trust (Evergreen Trust) to be known as Evergreen Capital Income and Growth Fund. Shareholders of Mentor Balanced Portfolio ("Mentor Balanced"), another series of Mentor Funds, are also being asked to approve that Fund's conversion into a series of the Evergreen Trust to be known as Evergreen Capital Balanced Fund. Subject to shareholder approval, both conversions will occur on or about October 15, 1999. Because of programming freezes in place as a result of upcoming year 2000 and other issues, the Reorganization cannot occur during the period between October 1, 1999 and March 1, 2000.

         In order for shareholders of Mentor Income and Growth to have an understanding about the main purpose of this Prospectus/Proxy Statement and the Reorganization, the discussion in this Part III refers to Mentor Income and Growth and not Evergreen Capital Income and Growth. Further, Evergreen Capital Balanced is, in essence, the same as Mentor Balanced.

         The Reorganization Plan provides for all of the assets of Mentor Income and Growth to be acquired by Evergreen Capital Balanced (the successor to Mentor Balanced Portfolio)in exchange for shares of Evergreen Capital Balanced and the assumption by Evergreen Capital Balanced of the identified liabilities of Mentor Income and Growth (hereinafter referred to as the "Reorganization"). Following the Reorganization, shares of Evergreen Capital Balanced will be distributed to shareholders of Mentor Income and Growth in liquidation of Mentor Income and Growth and such Fund will be terminated. Holders of Class A, Class B and Class Y shares of Mentor Income and Growth will receive Class A, Class C and Class Y shares, respectively, of Evergreen Capital Balanced. The Class A, Class B and Class Y shares of Evergreen Capital Balanced have similar distribution- related fees and shareholder servicing-related fees, if any, as the shares of Mentor Income and Growth held prior to the Reorganization. See "Comparison of Fees and Expenses."

         No sales charge will be imposed in connection with Class A shares of Evergreen Capital Balanced received by holders of Class A shares of Mentor Income and Growth. In addition, no contingent
deferred   sales  charge   ("CDSC")   will  be  deducted  at  the  time  of  the
Reorganization  in  connection  with the  Class C shares  of  Evergreen  Capital
Balanced received by holders of Class B shares of Mentor Income and Growth. Holders of Class C shares of Evergreen Capital Balanced received in the Reorganization will be subject to the schedule of CDSCs applicable to the Class B shares of Mentor Income and Growth and not the schedule of CDSCs presently applicable to Class C shares of Evergreen Capital Balanced. As a result of the proposed Reorganization, shareholders of Mentor Income and Growth will receive that number of full and fractional shares of Evergreen Capital Balanced having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Mentor Income and Growth. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

         Evergreen Capital Balanced is a separate series of Evergreen Trust. The investment objective of Evergreen Capital Balanced is to seek capital growth and current income. The investment objective of Mentor Income and Growth is similar -- to provide a conservative combination of income and growth of capital consistent with capital protection. Evergreen Capital Balanced invests in a diversified portfolio of equity and fixed income securities which the investment adviser believes will produce both capital growth and current income. Mentor Income and Growth invests in a diversified portfolio of equity securities of companies that its investment adviser believes exhibit sound fundamental characteristics and investment grade fixed income securities and U.S. Government securities.

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Evergreen Capital Balanced that shareholders of Mentor Income and Growth should know when voting on the Reorganization. Certain relevant documents listed below, which have been filed with the SEC, are incorporated in whole or in part by reference into this Prospectus/Proxy Statement. A Statement of Additional Information dated August 27, 1999 relating to this Prospectus/Proxy Statement and the Reorganization which includes the financial statements of Mentor Balanced dated September 30, 1998 and March 31, 1999 and of Mentor Income and Growth dated September 30, 1998 and March 31, 1999, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Mentor Funds at 901 East Byrd Street, Richmond, Virginia 23219 or by calling toll-free 1-800-645-7816.

         The two Prospectuses of Mentor Balanced dated December 15, 1998 as supplemented July ___, 1999, (together, the "Supplemented Prospectuses"), its Annual Report for the fiscal year ended September 30, 1998 and its Semi-Annual Report for the six month period ended March 31, 1999 are incorporated herein by reference in their entirety, insofar as they relate to Mentor Balanced only, and not to any other fund described therein. The Supplemented Prospectuses, which pertain (i) to Class A, Class B and Class C shares of Evergreen Capital Balanced and (ii) to Class Y shares of Evergreen Capital Balanced, differ only insofar as they describe the separate distribution and shareholder servicing arrangements applicable to the classes. Shareholders of Mentor Income and Growth will receive, with this Prospectus/Proxy Statement, copies of the Supplemented Prospectus pertaining to the class of shares of Evergreen Capital Balanced (formerly Mentor Balanced) that they will receive as a result of the consummation of the Reorganization. Additional information about Mentor Balanced is contained in its Statement of Additional Information dated December 15, 1998, which has been filed with the SEC and which is available upon request and without charge by writing to or calling Mentor Balanced at the address or telephone number listed in the paragraph above.

         The two Prospectuses of Mentor Income and Growth which pertain (i) to Class A and Class B shares and (ii) to Class Y shares dated December 15, 1998, insofar as they relate to Mentor Income and Growth only, and not to any other fund described therein, are incorporated herein in their entirety by reference. Copies of the Prospectuses, the related Statement of Additional Information dated December 15, 1998, the Annual Report for the fiscal year ended September 30, 1998 and the Semi-Annual Report for the six month period ended March 31, 1999, are available upon request and without charge by writing to Mentor Income and Growth at the address listed above or by calling toll-free 1-800-645-7816.


         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES  AND  EXCHANGE   COMMISSION  NOR  HAS  THE  SECURITIES  AND  EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                   COMPARISON OF FEES AND EXPENSES

         The amounts for Class A, Class C and Class Y shares of Evergreen Capital Balanced (formerly Mentor Balanced) set forth in the following tables and in the examples are based on the expenses for the twelve month period ended March 31, 1999. The amounts for Class A, Class B and Class Y shares of Mentor Income and Growth set forth in the following tables and in the examples are based on the expenses for the twelve month period ended March 31, 1999. The pro forma amounts for Class A, Class C and Class Y shares of Evergreen Capital Balanced are based on what the estimated combined expenses would have been for the twelve month period ended March 31, 1999.

         The following tables show for Evergreen Capital Balanced, Mentor Income and Growth and Evergreen Capital Balanced Fund pro forma, assuming consummation of the Reorganization, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A, Class B, Class C and Class Y shares, as applicable of each Fund.

                Comparison of Class A, Class C and Class Y Shares
               of Evergreen Capital Balanced With Class A, Class B
                 and Class Y Shares of Mentor Income and Growth





                                   Evergreen Capital Balanced                           Mentor Income and Growth
Shareholder                        Class A        Class C            Class Y            Class A        Class B            Class Y
                                   -------        -------            -------            -------        -------            -------
Transaction Expenses
Maximum Sales Load                 5.75%          None               None               5.75%          None               None
Imposed on Purchases
(as a percentage of
offering price)
Contingent Deferred                None(1)        4.00% in           None               None(1)        4.00% in           None
Sales Charge (as a                                the first                                            the first
percentage of                                     year                                                 year
original purchase                                 declining                                            declining
price or redemption                               to 1.00%                                             to 1.00%
proceeds, whichever                               in the                                               in the
is lower)                                         fifth year                                           fifth year
                                                  and 0.00%                                            and 0.00%
                                                  there-                                               there-
                                                  after                                                after (2)


                                                                -33-




                                   Evergreen Capital Balanced                           Mentor Income and Growth
Annual Fund
Operating Expenses
(as a percentage of
average daily net
assets)
Management Fee(3)                  0.75%          0.75%              0.75%              0.75%          0.75%              0.75%
12b-1 Fees(4)                      0.25%          1.00%              None               None           0.75%              None
Shareholder
Servicing Plan Fees                None           None               None               0.25%          0.25%              None
Other Expenses                     0.39%          0.39               0.39%              0.31%          0.31%              0.31%
                                   -----          ----               -----              -----          -----              -----
Annual Fund                        1.39%          2.14%              1.14%              1.31%          2.06%              1.06%
                                   =====          =====              =====              =====          =====              =====
Operating
Expenses(4)






                                                   Evergreen Capital Balanced Pro Forma
Shareholder Transaction                            Class A                  Class C(5)              Class Y
                                                   -------                  ----------              -------
Expenses
Maximum Sales Load Imposed                         5.75%                    None                    None
on Purchases (as a
percentage of offering
price)
Contingent Deferred Sales                          None                     4.00% in                None
Charge (as a percentage of                                                  the first
original purchase price or                                                  year
redemption proceeds,                                                        declining
whichever is lower)(2)                                                      to 1.00% in
                                                                            the fifth
                                                                            year and
                                                                            0.00%
                                                                            thereafter

Annual Fund Operating
Expenses (as a percentage
of average daily net
assets)
Management Fee                                     0.75%                    0.75%                   0.75%
12b-1 Fees(4)                                      0.25%                    1.00%                   None
Shareholder Servicing
 Plan Fees                                         None                     None                    None
Other Expenses                                     0.34%                    0.34%                   0.34%
                                                   -------                  ------                  -----
Annual Fund Operating                              1.34%                    2.09%                   1.09%
Expenses                                           =======                  ======                  ======



-------------------

(1) Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a CDSC of 1% upon redemption within one year after the month of purchase.

(2) Shares purchased as part of asset-allocation plans pursuant to the BL Purchase Program are subject to a CDSC of 1% if the shares are redeemed within one year of purchase.

(3) The investment adviser of Evergreen Capital Balanced currently waives 0.01% of its management fee resulting in a net management fee of 0.99% of average daily net assets.

(4) Class A shares of Evergreen Capital Balanced can pay up to 0.75% of average daily net assets as a 12b-1 fee. The current Class A 12b-1 fees are 0.25% of average daily net assets. The Class B 12b-1 fees of Evergreen Capital Balanced currently are 0.98% of average daily net assets reflecting a waiver of 0.02%. As a result of the waivers described herein and in footnote 3, the Annual Fund Operating Expenses for the Class A, Class B and Class Y shares of Evergreen Capital Balanced for the twelve month period ended March 31, 1999 would be 1.38%, 2.11% and 1.13%, respectively.

(5) Holders of Class C shares of Evergreen Capital Balanced received in the Reorganization will be subject to the schedule of CDSCs currently applicable to Class B shares of Mentor Income and Growth and not the schedule of CDSCs applicable to Class C shares of Evergreen Capital Balanced.

         Examples. The following tables show for Evergreen Capital Balanced and Mentor Income and Growth, and for Evergreen Capital Balanced pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $10,000 investment in each class of shares for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period. For Class B and Class C shares, the tables also show the effect if the shares are not redeemed. In the case of Evergreen Capital Balanced pro forma, (1) the examples for Class A shares do not reflect the imposition of the 5.75% maximum sales load on purchases because Mentor Income and Growth shareholders who receive Class A shares of Evergreen Capital Balanced in the Reorganization will not incur any sales load; and (2) the examples for Class C shares reflect, as described in footnote 4 above, the CDSC schedule applicable to Class B shares of Mentor Income and Growth.

                                               Evergreen Capital Balanced



                                                           Three                 Five
                                      One Year             Years                 Years               Ten Years

Class A                               $708                 $990                  $1,292              $2,148

Class C (assuming                     $617                 $970                  $1,249              $2,472
redemption at the
end of the period)

Class C (assuming                     $217                 $670                  $1,149              $2,472
no redemption at
the end of the
period)

Class Y                               $116                 $362                  $628                $1,386





                                                Mentor Income and Growth




                                                           Three                 Five
                                       One Year            Years                 Years               Ten Years

Class A                                $701                $966                  $1,252              $2,063


Class B                                $609                $946                  $1,208              $2,390
(assuming
redemption at the
end of the period)

Class B                                $209                $646                  $1,108              $2,390
(assuming no
redemption at the
end of the period)

Class Y                                $108                $337                  $585                $1,294




                                          Evergreen Capital Balanced Pro Forma





                                                      Three                 Five
                              One Year                Years                 Years                Ten Years

Class A                       $136                    $425                  $734                 $1,613

Class C                       $612                    $955                  $1,224               $2,421
(assuming
redemption at
the end of the
period)

Class C                       $212                    $655                  $1,124               $2,421
(assuming no
redemption at
the end of the
period)

Class Y                       $111                    $347                  $601                 $1,329




         The purpose of the foregoing examples is to assist Mentor Income and Growth shareholders in understanding the various costs and expenses that an investor in Evergreen Capital Balanced as a result of the Reorganization would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in Mentor Income and Growth. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                               SUMMARY

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Supplemented Prospectuses of Mentor Balanced dated December 15, 1998 and the Prospectuses of Mentor Income and Growth dated December 15, 1998 (which are incorporated herein by reference) and the Reorganization Plan, the form of which is attached to this Prospectus/Proxy Statement as Exhibit D.

Proposed Plan of Reorganization

         The Reorganization Plan provides for the transfer of all of the assets and identified liabilities of Mentor Income and Growth (which at the time of the Reorganization will be known as Evergreen Capital Income and Growth pursuant to the Conversion Plan described above) in exchange for shares of Mentor Balanced (which at the time of the Reorganization will be known as Evergreen Capital Balanced). The identified liabilities consist only of those liabilities reflected on the Fund's statement of assets and liabilities determined immediately preceding the Reorganization. The Reorganization Plan also calls for the distribution of shares of Evergreen Capital Balanced to Mentor Income and Growth shareholders in liquidation of Mentor Income and Growth as part of the Reorganization. As a result of the Reorganization, the holders of Class A, Class B and Class Y shares of Mentor Income and Growth will become the owners of that number of full and fractional Class A, Class C and Class Y shares, respectively, of Evergreen Capital Balanced having an aggregate net asset value equal to the aggregate net asset value of the shareholders' shares of Mentor Income and Growth, as of the close of business immediately prior to the date that Mentor Income and Growth's assets are exchanged for shares of Evergreen Capital Balanced. See "Reasons for the Reorganization Agreement and Plan of Reorganization."

         The Trustees of Mentor Funds, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of shareholders of Mentor Income and Growth. Accordingly, the Trustees have submitted the Reorganization Plan for the approval of Mentor Income and Growth's shareholders.

         In addition, subsequent to the Conversion of Mentor Income and Growth to Evergreen Capital Income and Growth, the Trustees of Evergreen Trust will review the Reorganization Plan on behalf of Evergreen Capital Income and Growth (referred to in this Part III as Mentor Income and Growth) to determine whether the Reorganization remains in the best interests of the shareholders of Evergreen Capital Income and Growth and that the interests of the shareholders of Evergreen Capital Income and Growth will not be diluted as a result of the transactions contemplated by the Reorganization, even though shareholders of Mentor Income and Growth have previously approved the Reorganization.

                       THE BOARD OF TRUSTEES OF MENTOR FUNDS
           RECOMMENDS APPROVAL BY SHAREHOLDERS OF MENTOR INCOME AND GROWTH
             OF THE REORGANIZATION PLAN EFFECTING THE REORGANIZATION.

         The Trustees of Mentor Funds have also approved the Reorganization Plan on behalf of Mentor Balanced.

         Approval of the Reorganization on the part of Mentor Income and Growth will require the affirmative vote of a majority of Mentor Income and Growth's shares voted and entitled to vote, with all classes voting together as a single class, at a Meeting at which a quorum of the Fund's shares is present. Fifty percent of the outstanding shares entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting."

         The Reorganization is scheduled to take place on or about March 11, 2000. If the shareholders of Mentor Balanced and/or Mentor Income and Growth do not vote to approve the Conversions and/or the Reorganizations, the Trustees of Mentor Funds or Evergreen Trust, as the case may be, will consider other possible courses of action in the best interests of shareholders.

Tax Consequences

         Prior to or at the completion of the Reorganization, Mentor Income and Growth will have received an opinion of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Evergreen Capital Balanced in the Reorganization. The holding period and aggregate tax basis of shares of Evergreen Capital Balanced that are received by Mentor Income and Growth's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Mentor Income and Growth in the hands of Evergreen Capital Balanced as a result of the Reorganization will be the same as in the hands of the Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Evergreen Capital Balanced upon the receipt of the assets of the Fund in exchange for shares of Evergreen Capital Balanced and the assumption by Evergreen Capital Balanced of the identified liabilities of Mentor Income and Growth.

Investment Objectives and Policies of the Funds

         The investment objectives and policies of Mentor Balanced and Mentor Income and Growth are similar.

         The investment objective of Mentor Balanced is to seek capital growth and current income. The Fund invests in a diversified portfolio of equity and fixed income securities which the investment adviser believes will produce both capital growth and current income. The Fund may invest in almost any type of security. The Fund's securities will include some securities selected primarily to provide for growth in value, others selected for current income, and others for stability of principal. The Fund's investment adviser adjusts the proportions of the Fund's assets invested in the different types of securities in response to changing market conditions.

         The investment objective of Mentor Income and Growth Fund is to provide a conservative combination of income and growth of capital consistent with capital protection. The Fund invests in a diversified portfolio of equity securities of companies exhibiting sound fundamental characteristics and in investment grade fixed income securities and U.S. Government securities. The Fund's investment adviser manages the allocation of assets among asset classes based upon its analysis of economic conditions, relative fundamental values and the attractiveness of each asset class, and expected future returns of each asset class. The Fund will normally have some portion of its assets invested in each asset class at all times but may invest without limit in any asset class.

Comparative Performance Information for Each Fund

         Discussions of the manner of calculation of total return are contained in the Prospectuses and Statements of Additional Information of the Funds. The following tables set forth, as applicable, the total return of the Class A, Class B and Class Y shares of Mentor Balanced and of the Class A, Class B and Class Y shares of Mentor Income and Growth for the one year and five year periods ended December 31, 1998, and for the period from inception through December 31, 1998. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.

                         Average Annual Total Return (1)




                                1 Year             5 Years                   From
                                Ended              Ended                     Inception To
                                December           December                  December 31,                Inception
                                31, 1998           31,1998                   1998                        Date
                                -------            -------                   ---------                   ---------

Mentor Balanced

Class A shares                                                                                           9/16/98

Class B                                                                                                  6/21/94
shares

Class Y                                                                                                  9/16/98
shares

Mentor Income
and Growth

Class A shares                                                                                           5/24/93


Class B shares                                                                                           5/24/93

Class Y shares                                                                                          11/19/97

--------------



(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.

     Important information about Mentor Balanced is also contained in management's discussion of Mentor Balanced's performance, attached hereto as Exhibit E. This information also appears in Mentor Balanced's most recent Annual Report.

Management of the Funds

         The overall management of Mentor Balanced and of Mentor Income and Growth is the responsibility of, and is supervised by the Board of Trustees of Mentor Funds. Subsequent to the Conversion, the overall management of Mentor Income and Growth and Mentor Balanced will be the responsibility of, and will be supervised by, the Board of Trustees of Evergreen Trust.

Investment Advisers

         Mentor serves as the investment adviser for Mentor Income and Growth and Mentor Balanced and will serve as investment adviser for Evergreen Capital Balanced. Mentor has overall responsibility for portfolio management of the Funds. For its services as investment adviser, Mentor is entitled to receive from each Fund a fee equal to 0.75% of the Fund's average daily net assets.

         Mentor may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Mentor may reduce or cease these voluntary waivers and reimbursements at any time.

Year 2000 Risks

         Like other investment companies, financial and business organizations and individuals around the world, Mentor Balanced could be adversely affected if the computer systems used by the Fund's investment adviser and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, issuers of securities in which the Fund invests, especially foreign issuers, may be adversely affected by Year 2000 Problems. Such problems could negatively impact the value of the Fund's portfolio securities.

Administrator

         As described in Part I - "Administration Agreements," EIS acts as administrator for Mentor Income and Growth. EIS also acts as the administrator for Mentor Balanced. Subsequent to the Reorganization, EIS will act as administrator for Evergreen Capital Balanced and will provide the Fund with facilities, equipment and personnel. EIS is entitled to receive an administration fee from Evergreen Capital Balanced based on the aggregate average daily net assets of all the mutual funds advised by FUNB and its affiliates for which EIS serves as administrator, calculated in accordance with the following schedule: 0.050% on the first $7 billion, 0.035% on the next $3 billion, 0.030% on the next $5 billion, 0.020% on the next $10 billion, 0.015% on the next $5 billion and 0.010% on assets in excess of $30 billion.

Portfolio Management

         All investment decisions made for Mentor Balanced are made by an investment management team and it is contemplated that Mentor's investment management team will make the investment decisions for Evergreen Capital Balanced subsequent to the Reorganization.

Distribution of Shares

         Subsequent to the Reorganization, Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, will act as underwriter of shares of Evergreen Capital Balanced. EDI distributes the Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Evergreen Capital Balanced offers three classes of shares: Class A, Class C and Class Y. Each Class has separate distribution arrangements. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below.) No Class bears the distribution expenses relating to the shares of any other Class.

         In the proposed Reorganization, Class A shareholders of Mentor Income and Growth will receive Class A shares of Evergreen Capital Balanced, Class B shareholders of Mentor Income and Growth will receive Class C shares of Evergreen Capital Balanced, and Class Y shareholders of Mentor Income and Growth will receive Class Y shares of Evergreen Capital Balanced. The Class A, Class C and Class Y shares of Evergreen Capital Balanced will have similar arrangements with respect to the imposition of distribution and service fees as the Class A, Class B and Class Y shares of Mentor Income and Growth. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Evergreen Capital Balanced shares acquired by shareholders of Mentor Income and Growth pursuant to the proposed Reorganization would not be subject to any initial sales charge or CDSC as a result of the Reorganization. However, Class C shares acquired as a result of the Reorganization would continue to be subject to a CDSC upon subsequent redemption to the same extent as if shareholders had continued to hold their Class B shares of Mentor Income and Growth. The CDSC schedule applicable to Class C shares of Evergreen Capital Balanced will be the CDSC schedule of Class B shares of Mentor Income and Growth in effect at the time Class B shares of Mentor Income and Growth were originally purchased.

         The following is a summary description of charges and fees for the Class A, Class C and Class Y shares of Evergreen Capital Balanced which will be received by Mentor Income and Growth shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the respective Prospectuses of Mentor Income and Growth, the Supplemented Prospectuses of Mentor Balanced and in each Fund's Statement of Additional Information.

         Class A Shares. Class A shares are sold at net asset value plus an initial sales charge and, as indicated below, are subject to a 12b-1 fee. For a description of the initial sales charges applicable to purchases of Class A shares, see "Purchase of Shares" in the applicable Supplemented Prospectus for Mentor Balanced. No initial sales charge will be imposed on Class A shares of Evergreen Capital Balanced received by Mentor Income and Growth's shareholders in the Reorganization.

         Class C Shares. Class C shares are sold without initial sales charges and are subject to distribution-related and shareholder-related fees which are higher than Class A shares. Class C shares will continue the CDSC arrangement which currently applies to the Class B shares of Mentor Income and Growth. The CDSC is 4.0% in the first year, declining to 1.0% in the fifth year and eliminated thereafter. No new Class C shares of Evergreen Capital Balanced with the CDSC described above will be offered following the Conversion.

         Class Y Shares. Class Y shares are sold at net asset value without any initial or deferred sales charge and are not subject to distribution-related or shareholder servicing-related fees. Class Y shares are only available to certain classes of investors as is more fully described in the Supplemented Prospectuses for Mentor Balanced. Mentor Income and Growth shareholders who receive Evergreen Capital Balanced Class Y shares in the Reorganization and who wish to make subsequent investments in Evergreen Capital Balanced will be able to purchase Class Y shares.

         Additional information regarding the classes of shares of each Fund is included in the Supplemented Prospectuses of Mentor Balanced, the Prospectuses of Mentor Income and Growth and Statement of Additional Information.

         Distribution-Related and Shareholder Servicing-Related Expenses. Evergreen Capital Balanced has adopted a 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to the Class A shares are limited to 0.25% of average daily net assets attributable to the Class. This amount may be increased to the full plan amount for the Fund by the Trustees without shareholder approval. Mentor Income and Growth has adopted a Shareholder Servicing Plan with respect to its Class A shares under which the Class may pay for shareholder servicing-related expenses at an annual rate of 0.25% of the average daily net assets attributable to the Class. Evergreen Capital Balanced does not impose a Shareholder Servicing Plan fee.

         Each of Evergreen Capital Balanced and Mentor Income and Growth has adopted a 12b-1 plan with respect to its Class C and Class B shares, respectively, under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 1.00% (0.75% with respect to Mentor Income and Growth) of average daily net assets attributable to the Class. Mentor Income and Growth has also adopted for its Class B shares a Shareholder Servicing Plan whereby the Fund may incur a fee for shareholder services of up to 0.25% of average daily net assets attributable to the Class.

         The Class C 12b-1 plan of Evergreen Capital Balanced provides that, of a total 1.00% 12b-1 fee, up to 0.25% may be for payment in respect of shareholder services. Consistent with the requirements of Rule 12b-1 and the applicable rules of the National Association of Securities Dealers, Inc., following the Conversion and the Reorganization Evergreen Capital Balanced may make distribution-related and shareholder servicing-related payments with respect to Mentor Income and Growth shares sold prior to the Conversion and the Reorganization including payments to Mentor Income and Growth's former underwriter.

         Additional information regarding the applicable 12b-1 plans adopted by each Fund and the Shareholder Servicing Plan adopted by Mentor Income and Growth is included in the Supplemented Prospectuses of Mentor Balanced, the Prospectuses of Mentor Income and Growth and Statement of Additional Information.

Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above. Investments in the Funds are not insured. Generally, the minimum initial purchase requirement for each Fund is $1,000 ($500,000 for Class Y shares of Mentor Income and Growth and Mentor Balanced). There will be no minimum for subsequent purchases of shares of Evergreen Capital Balanced. For Mentor Income and Growth and Mentor Balanced, the minimum for subsequent investments is $50 for Class A and Class B shares and $25,000 for Class Y shares. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectuses for each Fund. Unlike Mentor Income and Growth, Evergreen Capital Balanced may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         Shares of Mentor Income and Growth can be exchanged for shares of the same class of certain funds in the Mentor fund family. Holders of shares of a class of Evergreen Capital Balanced may exchange their shares for shares of the same class of any other Evergreen fund. Mentor Income and Growth shareholders will be receiving Class A, Class C and Class Y shares of Evergreen Capital Balanced in the Reorganization and, accordingly, with respect to shares of Evergreen Capital Balanced received in the Reorganization, the exchange privilege will be limited to Class A, Class C and Class Y shares, as applicable, of other Evergreen funds. Evergreen Capital Balanced limits exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in the Supplemented Prospectuses of Mentor Balanced, the Prospectuses of Mentor Income and Growth and Statement of Additional Information.

Dividend Policy

         Mentor Income and Growth distributes its investment company taxable income quarterly. Evergreen Capital Balanced distributes such income annually and each Fund distributes its net realized gains at least annually. Shareholders begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectuses of each Fund for further information concerning dividends and distributions.

         After the Reorganization, shareholders of Mentor Income and Growth who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Capital Balanced reinvested in shares of Evergreen Capital Balanced. Shareholders of Mentor Income and Growth who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Capital Balanced in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Capital Balanced.

         Each of Mentor Balanced and Mentor Income and Growth has qualified and intends to continue to qualify, and Evergreen Capital Balanced intends to qualify, to be treated as a regulated investment company under the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks

         An investment in each Fund is subject to certain risks. There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives. For a discussion of each Fund's investment objective and policies, see "Comparison of Investment Objectives and Policies."

         Stock Market Risk. The Funds are subject to stock market risk. Investment in the Funds will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of and dividend yield and total return earned on your investment would likely decline. Even if general economic conditions do not change, your investment may decline in value if the particular industries, issuers or sectors the Funds invest in do not perform well.

         In addition, each Fund invests a portion of its assets in debt securities. The main risks of investing in debt securities are:

     Interest Rate Risk. Bond prices move inversely to interest rates, i.e., as interest rates decline the values of the bonds increase, and vice versa. The longer the maturity of a bond, the greater the exposure to market price fluctuations. The same market factors are reflected in the share price or net asset value of bond funds which will vary with interest rates. Prices of longer-term bonds tend to be more volatile in periods of changing interest rates than prices of shorter-term securities. At June 30, 1999, the dollar-weighted average maturity of Mentor Income and Growth's portfolio of debt securities was
6.5  years,  and the  dollar-weighted  average  maturity  of  Mentor  Balanced's portfolio of debt securities was 8.7 years. At June 30, 1999, the dollar-weighted average duration of Mentor Income and Growth's portfolio was 4.1 years and that of Mentor Balanced's portfolio was 4.8 years.

         Credit Risk. The Fund's income and/or share price may be adversely affected if the issuer of a debt security has its credit rating reduced or fails to make scheduled interest and principal payments. Neither Fund is required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it.

         Derivatives Risk. Each Fund may invest in derivatives, including options, futures and options on futures. The market values of derivatives or structured securities may vary depending upon the manner in which the investments have been structured and may fluctuate much more rapidly and to a much greater extent than investments in other securities. As a result, the values of such investments may change at rates in excess of the rates at which traditional fixed income securities change and, depending on the structure of a derivative, could change in a manner opposite to the change in the market value of a traditional fixed income security. See the Supplemented Prospectuses and Statement of Additional Information of Mentor Balanced for further discussion of the risks inherent in the use of certain derivatives.

         Foreign Investment Risk. Each Fund may purchase obligations of foreign governments and corporations. Investment in foreign securities generally entails more risk than investment in domestic issuers for the following reasons: publicly available information on issuers and securities may be scarce; many foreign countries do not follow the same accounting, auditing and financial reporting standards as are used in the United States; market trading volumes may be smaller, resulting in less liquidity and more price volatility compared to U.S. securities; there may be less regulation of securities trading and its participants; unfavorable changes in a foreign country's currency may adversely affect the value of foreign securities held by the Fund; the possibility may exist for expropriation, confiscatory taxation, nationalization, establishment of price controls, political or social instability or negative diplomatic developments; and dividend or interest withholding may be imposed at the source.

         Borrowing Risk. Unlike Mentor Income and Growth, Mentor Capital Balanced may borrow money to invest in additional securities. The use of borrowed money, known as "leverage" increases the Fund's market exposure and risk and may result in losses.

         When a Fund invests in foreign securities, they usually will be denominated in foreign currencies and the Fund temporarily may hold funds in foreign securities. Thus, the value of the Fund's shares may be affected by changes in exchange rates.


                           REASONS FOR THE REORGANIZATION

         In order to combine and simplify the offering of mutual funds that are advised by First Union and its affiliates, the Mentor funds are being brought into the Evergreen fund family. Certain Mentor funds will continue as series of applicable Evergreen Delaware business trusts. Other Mentor funds are in the process of being combined with existing Evergreen funds in cases where the funds have similar investment objectives and policies. Mentor Balanced and Mentor Income and Growth, which have similar investment objectives and policies, are to be combined after each is converted to a series of Evergreen Trust.

         Mentor is an indirect majority-owned subsidiary of First Union Capital Markets Corp., which is in turn a wholly-owned subsidiary of First Union. EVEREN Capital Corporation currently has a 45% ownership interest in Mentor. It is anticipated that First Union will acquire EVEREN Capital Corporation in September, 1999.

         At a meeting of the Board of Trustees of Mentor Funds held on July 13, 1999, all of the Trustees, including the Independent Trustees, considered and approved the Conversion and the Reorganization as being in the best interests of shareholders of Mentor Income and Growth and Mentor Balanced.

         In approving the Reorganization Plan, the Trustees reviewed various factors about the Funds and the proposed Reorganization. There are substantial similarities between Mentor Balanced and Mentor Income and Growth. Specifically, Mentor Balanced and Mentor Income and Growth have similar investment objectives and policies and comparable risk profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the Board of Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining Mentor Income and Growth with Mentor Balanced. As of June 30, 1999, Mentor Balanced's net assets were approximately $354 million and Mentor Income and Growth's net assets were approximately $278 million.

     In addition, assuming that an alternative to the Reorganization would be that Mentor Income and Growth continue its existence and be separately managed by FUNB or one of its affiliates, Mentor Income and Growth would be offered through common distribution channels with Evergreen Capital Balanced. Mentor Income and Growth would also have to bear the cost of maintaining its separate existence. Mentor and FUNB believe that the prospect of dividing the resources of the Evergreen mutual fund organization between two similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and greater economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, Mentor and FUNB believe that the proposed Reorganization would be in the best interests of each Fund and its shareholders.

         The Board of Trustees of Mentor Funds met and considered the recommendation of Mentor and FUNB, and, in addition, considered among other factors, (i) the terms and conditions of the Reorganization; (ii) expense ratios, fees and expenses of the Funds; (iii) the comparative performance records of each of the Funds; (iv) compatibility of their investment objectives and policies; (v) the investment experience, expertise and resources of FUNB;
(vi) the service and distribution resources available to the Evergreen funds and the broad array of investment alternatives available to shareholders of the Evergreen funds; (vii) the personnel and financial resources of First Union and its affiliates; (viii) the fact that the Acquiring Fund will assume the identified liabilities of Mentor Income and Growth; and (ix) the expected federal income tax consequences of the Reorganization. During their consideration of the Reorganization the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved.

         In addition, the Trustees considered that there are alternatives available to shareholders of Mentor Income and Growth, including the ability to redeem their shares, as well as the option to vote against the Reorganization.

                THE TRUSTEES OF MENTOR FUNDS RECOMMEND
       THAT THE SHAREHOLDERS OF MENTOR INCOME AND GROWTH APPROVE
                     THE PROPOSED REORGANIZATION.

         The Trustees of Evergreen Trust also concluded at a meeting on June 18, 1999 that the proposed Reorganization would be in the best interests of shareholders of Evergreen Capital Balanced and that the interests of the shareholders of Evergreen Capital Balanced would not be diluted as a result of the transactions contemplated by the Reorganization. Subsequent to the Conversions of Mentor Balanced and Mentor Income and Growth into series of Evergreen Trust, which is scheduled to occur on or about October 15, 1999, the Trustees of Evergreen Trust will review the proposed Reorganization to determine whether the proposed Reorganization remains in the best interests of the shareholders of Evergreen Capital Balanced and Evergreen Capital Income and Growth and that the interests of the shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Reorganization Plan (Exhibit D hereto).

         The Reorganization Plan provides that Evergreen Capital Balanced (formerly Mentor Balanced Portfolio) will acquire all of the assets of Mentor Income and Growth in exchange for shares of Evergreen Capital Balanced and the assumption by Evergreen Capital Balanced of the identified liabilities of Mentor Income and Growth on or about March 11, 2000 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Mentor Income and Growth will endeavor to discharge all of its known liabilities and obligations. Evergreen Capital Balanced will not assume any liabilities or obligations of Mentor Income and Growth other than those reflected in an unaudited statement of assets and liabilities of Mentor Income and Growth prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The number of full and fractional shares of each class of Evergreen Capital Balanced to be received by the shareholders of Mentor Income and Growth will be determined by multiplying the respective outstanding class of shares of Mentor Income and Growth by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Mentor Income and Growth by the net asset value per share of the respective class of shares of Evergreen Capital Balanced. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for Evergreen Capital Balanced, will compute the value of each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Supplemented Prospectuses and Statement of Additional Information of Mentor Balanced, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, Mentor Income and Growth will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the

Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, Mentor Income and Growth will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Capital Balanced received by Mentor Income and Growth. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on Evergreen Capital Balanced's share records. Each account will represent the respective pro rata number of full and fractional shares of Evergreen Capital Balanced due to the Fund's shareholders. All issued and outstanding shares of Mentor Income and Growth, including those represented by certificates, will be canceled. The shares of Evergreen Capital Balanced to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Mentor Income and Growth will be terminated.

         The consummation of the Reorganization is subject to the conditions set forth in the Reorganization Plan, including approval by Mentor Income and Growth's shareholders and the determination by the Trustees of Evergreen Trust, subsequent to the meeting of Mentor Income and Growth's shareholders, that the Reorganization remains in the best interests of the shareholders of both Funds, and the interests of each Fund's shareholders will not be diluted as a result of the transactions contemplated by the Reorganization, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Mentor Income and Growth's shareholders, the Reorganization Plan may be terminated (a) by the mutual agreement of Mentor Income and Growth and Evergreen Capital Balanced; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or
(ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     The expenses of the Funds in connection with the Conversion and the Reorganization (including the cost of any proxy soliciting agent) will be borne equally by the Funds whether or not the Conversion and the Reorganization are consummated. It is expected that the cost of retaining Shareholders Communication Corporation to assist in the proxy solicitation process will not exceed $ ____.

         If the Conversion and/or the Reorganization is not approved by the shareholders of Mentor Income and Growth or Mentor Balanced, the Board of Trustees of Mentor Funds or Evergreen Trust, as the case may be, will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

         The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Mentor Income and Growth will receive an opinion of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

         (1) The transfer of all of the assets of Mentor Income and Growth solely in exchange for shares of Evergreen Capital Balanced and the assumption by Evergreen Capital Balanced of the identified liabilities, followed by the distribution of Evergreen Capital Balanced's shares by Mentor Income and Growth in dissolution and liquidation of Mentor Income and Growth, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Evergreen Capital Balanced and Mentor Income and Growth will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Mentor Income and Growth on the transfer of all of its assets to Evergreen Capital Balanced solely in exchange for Evergreen Capital Balanced's shares and the assumption by Evergreen Capital Balanced of the identified liabilities of Mentor Income and Growth or upon the distribution of Evergreen Capital Balanced's shares to Mentor Income and Growth's shareholders in exchange for their shares of Mentor Income and Growth;

         (3) The tax basis of the assets transferred will be the same to Evergreen Capital Balanced as the tax basis of such assets to Mentor Income and Growth immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen Capital Balanced will include the period during which the assets were held by Mentor Income and Growth;

         (4) No gain or loss will be recognized by Evergreen Capital Balanced upon the receipt of the assets from Mentor Income and Growth solely in exchange for the shares of Evergreen Capital Balanced and the assumption by Evergreen Capital Balanced of the identified liabilities of Mentor Income and Growth;

         (5) No gain or loss will be recognized by Mentor Income and Growth's shareholders upon the issuance of the shares of Evergreen Capital Balanced to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of Mentor Income and Growth; and

         (6) The aggregate tax basis of the shares of Evergreen Capital Balanced, including any fractional shares, received by each of the shareholders of Mentor Income and Growth pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Mentor Income and Growth held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Evergreen Capital Balanced, including fractional shares, received by each such shareholder will include the period during which the shares of Mentor Income and Growth exchanged therefor were held by such shareholder (provided that the shares of Mentor Income and Growth were held as a capital asset on the date of the Reorganization).

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Mentor Income and Growth would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen Capital Balanced shares he or she received. Shareholders of Mentor Income and Growth should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Mentor Income and Growth should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.

Pro-forma Capitalization

         The following table sets forth the capitalizations of Mentor Balanced and Mentor Income and Growth as of March 31, 1999, and the capitalization of Evergreen Capital Balanced on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.28, 1.28 and
1.30 Class A, Class C and Class Y shares respectively, of Evergreen Capital Balanced issued for each Class A, Class B and Class Y share, respectively, of Mentor Income and Growth.

                                    Capitalization of Mentor Income and Growth,
                                  Mentor Balanced and Evergreen Capital Balanced
                                                    (Pro Forma)




                                                                                                Evergreen Capital
                                       Mentor Income               Mentor                       Balanced (After
                                       and Growth                  Balanced                     Reorganization)
                                       -------------               -------------                ----------

Net Assets
   Class A........................     $118,695,506                $114,360,319                 $233,055,825
   Class B........................     $152,648,937                $226,733,302                      0
   Class C........................        N/A                          N/A                      $379,382,239
   Class Y........................     $      1,142                $    199,945                 $    201,087
                                       ------------                -----------                  ------------
   Total Net                           $271,345,585                $341,293,566                 $612,639,151
     Assets . . .
Net Asset Value Per
Share
   Class A........................     $19.42                      $15.17                       $15.17
   Class B........................     $19.40                      $15.16                       $   0
   Class C........................        N/A                          0                        $15.16
   Class Y........................     $19.69                      $15.16                       $15.16
Shares Outstanding
   Class A........................     6,112,024                    7,538,584                   15,362,940
   Class B........................     7,869,390                   14,958,738                       0
   Class C........................        N/A                          0                        25,029,063
   Class Y........................            58                       13,189                       13,264
                                       -----------                 ---------                    ----------
   All Classes....................     13,981,472                  22,510,511                   40,405,267



         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Shareholder Information

         As of August 17, 1999 (the "Record Date"), the following number of each Class of shares of beneficial interest of Mentor Income and Growth was outstanding:


Class of Shares
---------------

Class A.................................................
Class B.................................................
Class Y.................................................

All Classes.............................................  ------------


         As of June 30, 1999, the officers and Trustees of Mentor Funds beneficially owned as a group less than 1% of the outstanding shares of Mentor Income and Growth. To Mentor Funds' knowledge, the following persons owned beneficially or of record more than 5% of Mentor Income and Growth's total outstanding shares as of June 30, 1999:




                                                                                                                Percentage of
                                                                                      Percentage of             Shares of
                                                                                      Shares of                 Class After
                                                                                      Class Before              Reorgani-
                                                                                      Reorgani-                 zation
Name and Address                            Class        No. of Shares                zation                    ---------
----------------                            -----        -------------                ---------


Daniel J. Ludeman                           Y            57.687                       100%                       0.57%
5105 Stratford Cres
Richmond, VA 23226






                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in Mentor Balanced's Supplemented Prospectus, Mentor Income and Growth's Prospectus and the Funds' Prospectuses and Statement of Additional Information. The investment objectives, policies and restrictions of each Fund can be found in the Prospectuses under the caption "Investment Objectives and Policies." The Supplemented Prospectuses for Mentor Balanced also offer additional funds advised by Mentor or its affiliates. These additional funds are not involved in the Reorganization, their investment objectives and policies are not discussed in this Prospectus/Proxy Statement, and their shares are not offered hereby. If approved by shareholders, the investment objective of the Funds will be non-fundamental and can be changed by the Board of Trustees without shareholder approval.

         The investment objective of Mentor Balanced is to seek capital growth and current income. The Fund invests in a diversified portfolio of equity and fixed income securities which Mentor believes will produce both capital growth and current income. The Fund may invest in almost any type of security. The Fund's securities will include some securities selected primarily to provide for growth in value, others selected for current income, and others for stability of principal.

         Mentor will adjust the proportions of the Fund's assets invested in the different types of securities in response to changing market conditions. For example, under certain market conditions, Mentor may judge that most of the Fund's assets should be invested in equity securities, and that only a relatively small portion of the Fund's assets should be invested in fixed-income securities. At other times, Mentor may invest most of the Fund's assets in fixed income securities, with a corresponding reduction in the portion of the Fund's assets invested in equity securities. Under normal circumstances, the Fund will invest at least 25% of its assets in fixed income securities and 25% of its assets in equity securities.

         The Fund will invest in debt securities and preferred stocks of investment grade, and the Fund will seek under normal market conditions to maintain a portfolio of such securities with a dollar-weighted average rating of A or better. A security will be considered to be of "investment grade" if, at the time of investment by the Fund, it is rated at least Baa3 by Moody's
Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Ratings Services ("S&P") or the equivalent by another nationally recognized rating organization or, if unrated, determined by Mentor to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities.

         At times Mentor may decide that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Mentor may temporarily use alternative investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would be permitted to hold all or any portion of its assets in high quality fixed income securities, cash or money market instruments.

         Mentor Balanced may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations or pass-through certificates collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation, but they also may be collateralized by whole loans or private pass-through certificates. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans.

         In a CMO, a series of bonds or certificates is generally issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating rate coupon and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of the CMOs on a monthly, quarterly, or semi-annual basis. The principal of and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a CMO, payments of principal, including any principal prepayments, on the mortgage assets are applied to the classes of the series in a pre-determined sequence.

         The investment objective of Mentor Income and Growth Fund is to provide a conservative combination of income and growth of capital consistent with capital protection. The Fund invests in a diversified portfolio of equity securities of companies exhibiting sound fundamental characteristics and in investment- grade fixed-income securities and U.S. Government securities.

         Mentor will manage the allocation of assets among asset classes based upon its analysis of economic conditions, relative fundamental values and the attractiveness of each asset class, and expected future returns of each asset class. The Fund will normally have some portion of its assets invested in each asset class at all times but may invest without limit in any asset class.

         The Fund may invest in a wide variety of equity securities, such as common stocks and preferred stocks, as well as debt securities convertible into equity securities or that are accompanied by warrants or other equity securities. In selecting equity investments, Mentor will attempt to identify securities it believes are conservatively valued. Within the equity asset class, the Fund seeks to achieve long-term appreciation of capital and a moderate income level by selecting investments in out-of-favor companies with sound fundamentals. These decisions are based primarily on Mentor's fundamental research and security valuations.

         Within the fixed income asset class, Mentor seeks to invest in a portfolio that provides as high a level of current income as is consistent with prudent investment risk. The Fund may invest in debt securities of any maturity, preferred stocks, and other fixed-income instruments, including, for example, U.S. Government securities, corporate debt securities (including zero-coupon securities) and debt securities issued by foreign governments and by companies located outside the United States. The Fund will only invest in debt securities which are rated at the time of purchase Baa or better by Moody's or BBB or better by S&P or which, if unrated, are deemed by Mentor to be of comparable quality.

         The Fund may invest up to 10% of its assets in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests in real estate. The Fund will limit its investment in real estate investment trusts to 10% of its total assets. Such investments may involve many of the risks of direct investment in real estate, such as declines in the value of real estate, risks related to general and local economic conditions, and adverse changes in interest rates. Other risks associated with real estate investment trusts include lack of diversification, borrower default, and voluntary liquidation.

         Unlike Mentor Income and Growth, Mentor Balanced has no specific limitation on investing in securities secured by real estate, including CMOs described above.

         After the Reorganization, Evergreen Capital Balanced may dispose of a portion of the securities received from Mentor Income and Growth in the ordinary course of business. This may result in additional transaction costs (and/or capital gains) to shareholders of Evergreen Capital Balanced.

         The characteristics of each investment policy and the associated risks are described in the Supplemented Prospectuses of Mentor Balanced, the Prospectus of Mentor Income and Growth and the Funds' Statement of Additional Information. The Funds have other investment policies and restrictions which are also set forth in such Prospectuses and Statement of Additional Information of each Fund.

                                              ADDITIONAL INFORMATION

         Mentor Balanced. Information concerning the operation and management of Mentor Balanced is incorporated herein by reference from the Supplemented Prospectuses dated December 15, 1998, copies of which are enclosed, and the Statement of Additional Information of the same date. A copy of such Statement of Additional Information is available upon request and without charge by writing to Mentor Funds at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-645-7816.

         Mentor Income and Growth. Information about the Fund is included in its current Prospectuses dated December 15, 1998 and in the Statement of Additional Information of the same date, that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectuses and Statement of Additional Information are available upon request and without charge by writing to Mentor Funds at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-645-7816.

         Mentor Balanced and Mentor Income and Growth are each subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

         The SEC maintains a Web site (http://www.sec.gov) that contains the Funds' Statement of Additional Information and other material incorporated by reference herein together with other information regarding Mentor Balanced and Mentor Income and Growth.

                                         FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of Mentor Balanced and Mentor Income and Growth as of September 30, 1998 and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


                                                   LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Capital Balanced will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                                      PART IV


                                     VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Trustees of Mentor Funds, to be used at the Special Meeting of Shareholders to be held at 2:00 p.m., October 15, 1999, at the offices of the Mentor Funds, 901 East Byrd Street, Richmond, Virginia 23219, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Mentor Income and Growth on or about August 27, 1999. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of fifty percent (50%) of the total number of outstanding shares entitled to vote at the Meeting present in person or represented by proxy will constitute a quorum for the Meeting.

         If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Conversion, FOR the reclassification of the Fund's investment objective from fundamental to non-fundamental, FOR the adoption of standardized fundamental investment restrictions, FOR the proposed Reorganization and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against either the Conversion Plan or the Reorganization Plan, which must be approved by a majority of the votes cast and entitled to vote. However, such abstentions and "broker non-votes" will have the effect of being counted as votes against the reclassification of the Fund's investment objective from fundamental to non- fundamental and the adoption of standardized fundamental investment restrictions, which must be approved by a certain percentage of the Fund's outstanding voting securities as described below. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Mentor Funds at the address set forth on the cover of this Prospectus/Proxy Statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Conversion Plan, FOR approval of the reclassification of the Fund's investment objective from fundamental to non-fundamental, FOR adoption of standardized fundamental investment restrictions, and FOR approval of the Reorganization Plan and the Reorganization contemplated thereby.

         Approval of the Conversion Plan and the Reorganization Plan will require the affirmative vote of a majority of the votes cast and entitled to vote, with all classes voting together as a single class at the Meeting at which a quorum of the Fund's shares is present. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.

         Pursuant to the 1940 Act, the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund is required to approve the reclassification of the Fund's investment objective from fundamental to non-fundamental (proposal 2) and the adoption of standardized fundamental investment restrictions (proposals 3A to 3I). Under the 1940 Act, the affirmative vote of a "majority of the outstanding voting securities" of the Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, e-mail or personal solicitations conducted by officers and employees of Mentor or FUNB, their affiliates or other representatives of Mentor Income and Growth (who will not be paid for their solicitation activities). Shareholder Communications Corporation and its agents have been engaged by Mentor Income and Growth to assist in soliciting proxies. If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by fax, vote by telephone or Internet or attend in person. Any proxy given by you is revocable.

         In the event that sufficient votes to approve the Conversion and the Reorganization are not received by October 15, 1999, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting for a period of not more than 60 days in the aggregate, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote of a plurality of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Conversion or Reorganization will not be entitled under either Delaware or Massachusetts law or the Declaration of Trust of Evergreen Trust or Mentor Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Conversion and the Reorganization as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Conversion and the Reorganization are consummated, shareholders will be free to redeem the shares of Evergreen Capital Balanced which they receive in the transaction at their then-current net asset value. In addition, shares of Mentor Income and Growth may be redeemed at any time prior to the consummation of the Conversion or the Reorganization. Shareholders of Mentor Income and Growth may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Conversion or the Reorganization or exchanging such shares in the Conversion or the Reorganization.

         Mentor Income and Growth does not hold annual shareholder meetings. If the Conversion or the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Mentor Funds at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

         The votes of the shareholders of Mentor Balanced and Evergreen Capital Balanced are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Mentor Income and Growth whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                                                  OTHER BUSINESS

         The Trustees of Mentor Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

         THE TRUSTEES OF MENTOR FUNDS RECOMMEND APPROVAL OF THE CONVERSION PLAN, THE RECLASSIFICATION OF THE FUND'S INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL, THE ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS, AND THE APPROVAL OF THE REORGANIZATION PLAN AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF THESE PROPOSALS.

August 27, 1999

                                                               EXHIBIT A

               AGREEMENT AND PLAN OF CONVERSION AND TERMINATION


         AGREEMENT AND PLAN OF CONVERSION AND TERMINATION dated _____________, 1999 (the "Agreement"), between Mentor Funds, a Massachusetts business trust having its principal office at 901 East Byrd Street, Richmond, Virginia 23219 (the "Original Trust") on behalf of its Mentor Income and Growth Portfolio (the "Original Fund"), one of the Original Trust's series portfolios, and Evergreen Equity Trust, a Delaware business trust having its principal office at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Successor Trust") on behalf of its Evergreen Capital Income and Growth Fund (the "Successor Fund"), one of the Successor Trust's series portfolios.

         WHEREAS, the Board of Trustees of the Original Trust and the Board of Trustees of the Successor Trust have respectively determined that it is in the best interests of the Original Fund and the Successor Fund, respectively, that the assets of the Original Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with, respectively, the applicable laws of the Commonwealth of Massachusetts and the State of Delaware; and

         WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"):

         NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1.       PLAN OF EXCHANGE.

                  (a) Subject to the terms and conditions set forth herein, on the Exchange Date (as defined herein), the Original Fund shall assign, transfer and convey the assets, including all securities and cash held by the Original Fund (subject to the liabilities of the Original Fund) to the Successor Fund and the Successor Fund shall acquire all of the assets of the Original Fund (subject to the liabilities of the Original Fund) in exchange for full and fractional shares of beneficial interest of the Successor Fund, $.001 par value per share (the "Successor Fund Shares"), to be issued by the Successor Trust on behalf of the Successor Fund, having, in the case of the Successor Fund, an aggregate net asset value equal to the value of the net assets of the Original Fund acquired. The value of the assets of the Original Fund and the net asset value per share of the Fund Shares of the Successor Fund shall be determined as of the Valuation Date (as defined herein) in accordance with the procedures for determining the value of the Original Fund's assets set forth in the Successor Fund's Declaration of Trust and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Fund Shares, the Successor Trust shall credit the Fund Shares to the Original Fund's account on the share record books of the Successor Trust and shall deliver a confirmation thereof to the Original Fund. The Original Fund shall then deliver written instructions to the Successor Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Original Fund. Holders of Class A shares, Class B shares and Class Y shares of the Original Fund shall receive in the transaction described above, Class A shares, Class C shares and Class Y shares, respectively, of the Successor Fund. Fund Shares of each such class shall have the same aggregate net asset value as the aggregate net asset value of the corresponding class of the Original Fund.

         (b) Delivery of the assets of the Original Fund shall be made not later than the next business day following the Valuation Date (the "Exchange Date"). Assets transferred shall be delivered to State Street Bank and Trust Company, the Successor Trust's custodian (the "Custodian"), for the account of the Successor Trust and the Successor Fund, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Successor Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Successor Trust and the Successor Fund. All assets delivered to the Custodian as provided herein shall be allocated by the Successor Trust to the Successor Fund.

         (c) The Original Fund will pay or cause to be paid to the Successor Trust any interest received on or after the Exchange Date with respect to assets transferred from the Original Fund to the Successor Fund hereunder and to the Successor Trust any distributions, rights or other assets received by the Original Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Original Fund to the Successor Fund hereunder and the Successor Trust shall allocate any such distributions, rights or other assets to the Successor Fund. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.

         (d) The Valuation Date shall be October 15, 1999, or such earlier or later date as may be mutually agreed upon by the parties.

         (e) As soon as practicable after the Exchange Date, the Original Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Original Fund in proportion to the number of shares each such shareholder holds in the Original Fund and, upon the effecting of such a distribution on behalf of the Fund, the Original Fund will dissolve and terminate. After the Exchange Date, the Original Fund shall not conduct any business except in connection with its dissolution and termination.

         2. THE ORIGINAL TRUST'S REPRESENTATIONS AND WARRANTIES. The Original Trust represents and warrants to and agrees with the Successor Trust as follows:

         (a) The Original Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement on behalf of the Original Fund.

         (b) The Original Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

         (c) On the Exchange Date, the Original Trust will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

         (d) The current prospectuses and statement of additional information of the Original Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) The Original Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Original Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Original Trust or the Original Fund is a party or by which it is bound.

         (f) Except as otherwise disclosed in writing to and accepted by the Successor Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Original Trust or the Original Fund or any of their properties or assets, which, if adversely determined, would materially and adversely affect their financial condition, the conduct of their business, or the ability of the Original Trust or the Original Fund to carry out the transactions contemplated by this Agreement. The Original Trust and the Original Fund know of no facts that might form the basis for the institution of such proceedings and are not parties to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated.

         (g) The unaudited semi-annual financial statements of the Original Fund at March 31, 1999 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Successor Fund) fairly reflect the financial condition of the Original Fund as of such date, and there are no known contingent liabilities of the Original Fund as of such date not disclosed therein.

         (h) Since March 31, 1999 there has not been any material adverse change in the Original Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Original Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Successor Trust. For the purposes of this subparagraph (h), a decline in the net asset value of the Original Fund shall not constitute a material adverse change.

         (i) At the Exchange Date, all federal and other tax returns and reports of the Original Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Original Trust's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

         (j) For each fiscal year of its operation, the Original Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains required to so qualify.

         (k) All issued and outstanding shares of the Original Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Original Fund. All of the issued and outstanding shares of the Original Fund will, at the time of the Exchange Date, be held by the persons and in the amounts set forth in the records of the transfer agent. The Original Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Original Fund shares, nor is there outstanding any security convertible into any of the Original Fund shares.

         (l) At the Exchange Date, the Original Trust will have good and marketable title to the Original Fund's assets to be transferred to the Successor Fund pursuant to Section 1 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Successor Trust will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Successor Trust and accepted by the Successor Trust.

         (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Original Fund and, subject to the approval of the shareholders of the Original Fund, this Agreement constitutes a valid and binding obligation of the Original Trust on behalf of the Original Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

         (n) The information furnished by the Original Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

         3. THE SUCCESSOR TRUST'S REPRESENTATIONS AND WARRANTIES. The Successor Trust represents and warrants to and agrees with the Original Trust as follows:

         (a) The Successor Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business as it is now being conducted and to carry out this Agreement on behalf of the Successor Fund.

         (b) The Successor Trust is registered as an open-end management investment company and adopts the Registration Statement of the Original Trust and the Original Fund, for purposes of the 1933 Act.

         (c) At the Exchange Date, the Fund Shares to be issued to the Original Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Successor Trust. No Successor Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

         (d) The current prospectuses and statement of additional information of the Successor Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Successor Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Successor Trust is a party or by which it is bound.

         (f) Except as otherwise disclosed in writing to the Original Trust and accepted by the Original Trust, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Successor Trust or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Successor Trust to carry out the transactions contemplated by this Agreement. The Successor Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

         (g) Successor Fund has no known liabilities of a material amount, contingent or otherwise.

         (h) At the Exchange Date there has not been any material adverse change in the Successor Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Successor Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Original Trust. For the purposes of this subparagraph (h), a decline in the net asset value of the Successor Fund shall not constitute a material adverse change.

         (i) At the Exchange Date, all federal and other tax returns and reports of the Successor Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Successor Trust's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

         (j) For each fiscal year of its operation, the Successor Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains required to so qualify.

         (k) All issued and outstanding Successor Fund Shares are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Successor Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

         (l) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Successor Trust, and this Agreement constitutes a valid and binding obligation of the Successor Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

         (m) The Successor Fund Shares to be issued and delivered to the Original Fund, for the account of the Original Trust shareholders, pursuant to the terms of this Agreement will, at the Exchange Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Successor Fund Shares, and will be fully paid and non-assessable.

         (n) The information furnished by the Successor Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

         4. THE SUCCESSOR TRUST'S CONDITIONS PRECEDENT. The obligations of the Successor Trust hereunder shall be subject to the following conditions:

         (a) The Original Trust shall have furnished to the Successor Trust a statement of the Original Fund's assets, including a list of securities owned by the Original Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.

         (b) As of the Exchange Date, all representations and warranties of the Original Trust on behalf of the Original Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Original Trust on behalf of the Original Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

         (c) For the Original Trust, a vote approving this Agreement and the transactions and exchange contemplated hereby shall have been duly adopted by the shareholders of the Original Fund.

         (d) The Successor Trust shall have received on the Exchange Date an opinion of Ropes & Gray, counsel to the Original Trust, dated as of the Exchange Date, in a form satisfactory to the Successor Trust covering the following points:

                  (i) The Original Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (ii) The Original Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (iii) This Agreement has been duly authorized, executed and delivered by the Original Trust and, assuming due authorization, execution, and delivery of this Agreement by the Successor Trust, is a valid and binding obligation of the Original Fund enforceable against the Original Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (iv) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Original Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and as may be required under state securities laws.

                  (v) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Original Trust's Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Original Trust is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Original Trust is a party or by which it is bound.

                  (vi) Only  insofar as they relate to the Original  Trust,  the descriptions in the proxy materials of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (vii) To the  knowledge  of such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Original Trust or the Original Fund or any of their respective properties or assets and the Original Trust and the

Original Fund are neither parties to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects their business other than as previously disclosed in the proxy materials.

                  (viii) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Original Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Original Fund are legally issued and fully paid and non-assessable.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Ropes & Gray appropriate to render the opinions expressed therein.

         5. THE ORIGINAL TRUST'S CONDITIONS PRECEDENT. The obligations of the Original Trust hereunder shall be subject to the following conditions: (a) that as of the Exchange Date all representations and warranties of the Successor Trust made in the Agreement shall be true and correct as if made at and as of such date, and that the Successor Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

         (b) The Original Trust shall have received on the Exchange Date an opinion from Sullivan & Worcester LLP, counsel to the Successor Trust, dated as of the Exchange Date, in a form reasonably satisfactory to the Original Trust, covering the following points:

                  (i) The Successor Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (ii) The Successor Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (iii) This Agreement has been duly authorized, executed, and delivered by the Successor Trust and, assuming due authorization, execution and delivery of this Agreement by the

Original Trust, is a valid and binding obligation of the Successor Fund enforceable against the Successor Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (iv) The Successor Fund Shares to be issued and delivered to the Original Trust on behalf of the Original Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Successor Fund has any preemptive rights in respect thereof.

                  (v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Successor Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (vi) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Successor Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Successor Trust is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Successor Trust is a party or by which it is bound.

                  (vii) Only insofar as they relate to the Successor Trust, the descriptions in the proxy materials of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (viii) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Successor Trust and the Successor Fund, existing on or before the effective date of the proxy materials or the Exchange Date required to be described in the proxy materials which are not described or filed as required.

                  (ix) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Successor Trust or any of its properties or assets and the Successor Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the proxy materials.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         6. THE SUCCESSOR TRUST'S AND THE ORIGINAL TRUST'S CONDITIONS PRECEDENT. The obligations of both the Successor Trust and the Original Trust hereunder as to the Successor Fund and the Original Fund respectively, shall be subject to the following conditions:

         (a) The receipt of such authority, including "no-action" letters and orders from the Commission or state securities commissions, as may be necessary to permit the parties to carry out the transaction contemplated by this Agreement shall have been received.

         (b) The Successor Trust's adoption of the Registration Statement on Form N-1A under the 1933 Act shall have become effective, and any post-effective amendments to such Registration Statement as are determined by the Trustees of the Successor Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective.

         (c) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization transactions contemplated hereby under Section 25(c) of the 1940 Act and no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         (d) All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Fund or the Original Fund, provided that either party hereto may for itself waive any of such conditions.

         (e) The parties shall have  received a favorable  opinion of Sullivan &
Worcester  LLP  addressed  to  the  Successor   Trust  and  the  Original  Trust
substantially to the effect that for federal income tax purposes:

                  (i) The transfer of all of the Original Fund assets in exchange for the Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Original Fund followed by the distribution of the Successor Fund Shares to the Original Fund shareholders in dissolution and liquidation of the Original Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Successor Trust and the Original Trust will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

                  (ii) No gain or loss will be recognized by the Successor Fund upon the receipt of the assets of the Original Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Original Fund.

                  (iii) No gain or loss will be recognized by the Original Fund upon the transfer of the Original Fund assets to the Successor Fund in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Original Fund or upon the distribution (whether actual or constructive) of the Successor Fund Shares to Original Fund shareholders in exchange for their shares of the Original Fund.

                  (iv) No gain or loss will be recognized by the Original Fund Shareholders upon the exchange of their Original Fund shares for the Successor Fund Shares in liquidation of the Original Fund.

                  (v) The aggregate tax basis for the Successor Fund Shares received by each Original Fund shareholder pursuant to the transactions contemplated by this Agreement will be the same as the aggregate tax basis of the Original Fund shares held by such shareholder immediately prior to the transactions contemplated by this Agreement, and the holding period of the Successor Fund Shares to be received by each Original Fund Shareholder will include the period during which the Original Fund shares exchanged therefor were held by such shareholder (provided the Original Fund shares were held as capital assets on the date of the transactions contemplated by this Agreement).

                  (vi) The tax basis of the Original Fund assets acquired by the Successor Fund will be the same as the tax basis of such assets to the Original Fund immediately prior to the transactions contemplated by this Agreement, and the holding period of the assets of the Original Fund in the hands of the Successor Fund will include the period during which those assets were held by the Original Fund.

         Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Original Fund may waive the conditions set forth in this Section 6.

         7. INDEMNIFICATION. The Successor Trust hereby agrees with the Original Trust and each Trustee of the Original Trust: (i) to indemnify each Trustee of the Original Trust against all liabilities and expenses referred to in the indemnification provisions of the Original Trust's organizational documents, to the extent provided therein, incurred by any Trustee of the Original Trust; and
(ii) in addition to the indemnification provided in (i) above, to indemnify each Trustee of the Original Trust against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Trustee (unless such Trustee has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Trustee's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Original Fund without making provision for the payment of any liabilities of any kind, fixed or contingent, of the Original Fund, which liabilities were not actually and consciously personally known to such Trustee to exist at the time of such Trustee's participation in so authorizing or permitting or acquiescing in the making of any such distribution.

         8. TERMINATION OF AGREEMENT. As to the Original Fund and the Successor Fund, this Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Original Trust or the Board of Trustees of the Successor Trust, at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Original Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of the Original Trust or the Board of Trustees of the Successor Trust, make proceeding with this Agreement inadvisable.

         As to the Original Fund and the Successor Fund, if this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 8, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Successor Trust or the Trustees, officers or shareholders of the Original Trust, in respect of this Agreement.

         9. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of Trustees of the Successor Trust, and any of the conditions set forth in Section 5 may be waived by the Board of Trustees of the Original Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Original Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Trustees of the Original Trust and the Board of Trustees of the Successor Trust in such manner as may be mutually agreed upon in writing by such Trustees if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders.

         10. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

         11. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Original Trust, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

         12. CAPACITY OF TRUSTEES, ETC. With respect to both the Original Trust and the Successor Trust, the names used herein refer respectively to the Trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts in the case of the Original Trust and Delaware, in the case of the Successor Trust, which are hereby referred to and are also on file at the principal offices of the Original Trust or, as the case may be, the Successor Trust. The obligations of the Original Trust or of the Successor Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Original Trust or the Successor Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Original Trust or, as the case may be, the Successor Trust personally, but bind only the trust property, and all persons dealing with any Original Fund of the Original Trust or any Successor Fund of the Successor Trust must look solely to the trust property belonging to such Original Fund or, as the case may be, Successor Fund for the enforcement of any claims against the Original Fund or, as the case may be, Successor Fund.

         13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.



         IN WITNESS WHEREOF, the Original Trust and the Successor Trust have caused this Agreement and Plan of Conversion and Termination to be executed as of the date above first written.

                                             MENTOR FUNDS on behalf of
                                             Mentor Income and Growth
                                             Portfolio


ATTEST:_______________________               By:__________________________
                                             Title:



                                             EVERGREEN EQUITY TRUST
                                             on behalf of Evergreen
                                             Capital Income and Growth Fund



ATTEST:_______________________               By:__________________________
                                             Title:

                                            EXHIBIT B


                   MANAGEMENT OF EVERGREEN TRUST

Evergreen Trust is supervised by a Board of Trustees that is responsible for representing the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Successor Fund's activities, reviewing, among other things, each Successor Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services.

         Evergreen Trust has an Executive Committee which consists of the Chairman of the Board, James Howell, and Messrs. Scofield and Salton, each of whom is an Independent Trustee. The executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board meetings and acts on routine matters between scheduled Board meetings.

         Set forth below are the Trustees and officers of Evergreen Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.




Name                                   Position                  Principal Occupations for Last
                                       with Trust                Five Years
Laurence B. Ashkin                     Trustee                   Real estate developer and
(DOB: 2/2/28)                                                    construction consultant; and
                                                                 President of Centrum Equities
                                                                 and Centrum Properties, Inc.
Charles A. Austin                      Trustee                   Investment Counselor to Appleton
III                                                              partners, Inc.; former Director,
(DOB: 10/23/34)                                                  Executive Vice President and
                                                                 Treasurer, State Street Research
                                                                 & Management Company (investment
                                                                 advice); Director, The Andover
                                                                 Companies (Insurance); and
                                                                 Trustee, Arthritis Foundation of
                                                                 New England


                                                       A-89





K. Dun Gifford                         Trustee                   Trustee, Treasurer and Chairman
(DOB:  10/12/38)                                                 of the Finance Committee,
                                                                 Cambridge
                                                                 College;
                                                                 Chairman
                                                                 Emeritus    and
                                                                 Director,
                                                                 American
                                                                 Institute    of
                                                                 Food and  Wine;
                                                                 Chairman    and
                                                                 President,
                                                                 Oldways
                                                                 Preservation
                                                                 and    Exchange
                                                                 Trust
                                                                 (education);
                                                                 former Chairman
                                                                 of  the  Board,
                                                                 Director,   and
                                                                 Executive  Vice
                                                                 President,  The
                                                                 London  Harness
                                                                 Company; former
                                                                 Managing
                                                                 Partner,
                                                                 Roscommon
                                                                 Capital  Corp.;
                                                                 former    Chief
                                                                 Executive
                                                                 Officer,
                                                                 Gifford   Gifts
                                                                 of Fine  Foods;
                                                                 former
                                                                 Chairman,
                                                                 Gifford,
                                                                 Drescher      &
                                                                 Associates
                                                                 (environmental
                                                                 consulting)
James S. Howell                        Chairman of               Former Chairman of the
(DOB: 8/13/24)                         the Board of              Distribution Foundation for the
                                       Trustees                  Carolinas; and former Vice
                                                                 President of Lance Inc. (food
                                                                 manufacturing).
Leroy Keith, Jr.                       Trustee                   Chairman of the Board and Chief
(DOB:  2/14/39)                                                  Executive Officer, Carson
                                                                 Products
                                                                 Company;
                                                                 Director     of
                                                                 Phoenix   Total
                                                                 Return Fund and
                                                                 Equifax,  Inc.;
                                                                 Trustee      of
                                                                 Phoenix  Series
                                                                 Fund,   Phoenix
                                                                 Multi-Portfolio
                                                                 Fund,  and  The
                                                                 Phoenix     Big
                                                                 Edge     Series
                                                                 Fund;       and
                                                                 former
                                                                 President,
                                                                 Morehouse
                                                                 College.
Gerald M. McDonnell                    Trustee                   Sales Representative with Nucor-
(DOB:  7/14/39)                                                  Yamoto, Inc. (steel producer).
Thomas L. McVerry                      Trustee                   Former Vice President and
(DOB:  8/2/39)                                                   Director of Rexham Corporation
                                                                 (manufacturing); and former
                                                                 Director of Carolina Cooperative
                                                                 Federal Credit Union.
William Walt Pettit                    Trustee                   Partner in the law firm of
(DOB:  8/26/55)                                                  William Walt Pettit, P.A.


                                                       A-90





David M. Richardson                    Trustee                   Vice Chair and former Executive
(DOB:  9/14/41)                                                  Vice President, DHR
                                                                 International, Inc. (executive
                                                                 recruitment); former Senior Vice
                                                                 President, Boyden International
                                                                 Inc. (executive recruitment);
                                                                 and Director, Commerce and
                                                                 Industry Association of New
                                                                 Jersey, 411 International, Inc.,
                                                                 and J&M Cumming Paper Co.
Russell A. Salton,                     Trustee                   Medical Director, U.S. Health
III, MD                                                          Care/Aetna Health Services;
(DOB:  6/2/47)                                                   former Managed Health Care
                                                                 Consultant; and former
                                                                 president, Primary Physician
                                                                 Care.
Michael S. Scofield                    Trustee                   Attorney, Law Offices of Michael
(DOB:  2/20/43)                                                  S. Scofield.
Richard J. Shima                       Trustee                   Former Chairman, Environmental
(DOB:  8/11/39)                                                  Warranty, Inc. (insurance
                                                                 agency);
                                                                 Executive
                                                                 Consultant,
                                                                 Drake      Beam
                                                                 Morin,     Inc.
                                                                 (executive
                                                                 outplacement);
                                                                 Director     of
                                                                 Connecticut
                                                                 Natural     Gas
                                                                 Corporation-Hartford
                                                                 Hospital,   Old
                                                                 State     House
                                                                 Association,
                                                                 Middlesex
                                                                 Mutual
                                                                 Assurance
                                                                 Company,    and
                                                                 Enhance
                                                                 Financial
                                                                 Services, Inc.;
                                                                 Chairman, Board
                                                                 of    Trustees,
                                                                 Hartford
                                                                 Graduate
                                                                 Center;
                                                                 Trustee,
                                                                 Greater
                                                                 Hartford  YMCA;
                                                                 former
                                                                 Director,  Vice
                                                                 Chairman    and
                                                                 Chief
                                                                 Investment
                                                                 Officer,    The
                                                                 Travelers
                                                                 Corporation;
                                                                 former Trustee,
                                                                 Kingswood-Oxford
                                                                 School;     and
                                                                 former Managing
                                                                 Director    and
                                                                 Consultant,
                                                                 Russell Miller,
                                                                 Inc.
Anthony J. Fischer*                    President                 Vice President/Client Services,
(DOB: 2/10/59)                         and                       BISYS Fund Services.
                                       Treasurer


                                                       A-91





Nimish S. Bhatt**                      Vice                      Assistant Vice President,
(DOB:  6/6/63)                         President                 EAMC/First Union Bank; former
                                       and                       Senior Tax Consulting/Acting
                                       Assistant                 Manager, Investment Companies
                                       Treasurer                 Group, PricewaterhouseCoopers
                                                                 LLP, New York.
Bryan Haft**                           Vice                      Team Leader, Fund
(DOB:  1/23/65                         President                 Administration, BISYS Fund
                                                                 Services
Michael H. Koonce                      Secretary                 Senior Vice President and
(DOB:  4/20/60)                                                  Assistant General Counsel, First
                                                                 Union Corporation; former Senior
                                                                 Vice President and General
                                                                 Counsel, Colonial Management
                                                                 Association, Inc.







*Address:   BISYS Fund Services, 90 Park Avenue, New York,
              New York 10016
**Address:  BISYS, 3435 Stelzer Road, Columbus, Ohio  43219-8001

Trustee Compensation

         Listed below is the Trustee compensation paid by Evergreen Trust and the other trusts in the Evergreen Fund Complex for the twelve months ended March 31, 1999. The Trustees do not receive pension or retirement benefits from the Funds.





                                              Aggregate                         Total Compensation
                                              Compensation                      from the Trust and
      Trustee                                 from the Trust                    Fund Complex Paid to
                                                                                Trustees*
Laurence B. Ashkin                            $22,911                           $75,000

Charles A. Austin, III                        $22,911                           $75,000

K. Dun Gifford                                $22,141                           $72,500

James S. Howell                               $29,532                           $97,500

Leroy Keith, Jr.                              $22,141                           $72,500

Gerald M. McDonnell                           $22,911                           $75,000

Thomas L. McVerry                             $26,295                           $86,000

William Walt Pettit                           $22,141                           $72,500

David M. Richardson                           $22,928                           $71,875

Russell A. Salton, III                        $23,378                           $77,500
MD

Michael S. Scofield                           $23,378                           $77,500

Richard J. Shima                              $22,141                           $72,500




*Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended March 31, 1999. The amounts listed below will be payable in later years to the respective Trustees:


Austin                     $11,250
Howell                     $77,600
McDonnell                  $75,000
McVerry                    $86,000
Pettit                     $72,500
Salton                     $77,000
Scofield                   $11,250

                                                              EXHIBIT C

                                        MENTOR FUNDS

                             CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

"S":  Fundamental Restriction to be Standardized

"R":  Fundamental Restriction to be Reclassified as Non-
          Fundamental





           Topic                                  MENTOR INCOME AND GROWTH PORTFOLIO
1.         Diversification                        With respect to 75% of the value of
           (S)                                    its respective total assets, the
                                                  Portfolio will not purchase
                                                  securities issued by any one issuer
                                                  (other than cash or securities issued
                                                  or guaranteed by the government of
                                                  the United States or its agencies or
                                                  instrumentalities and repurchase
                                                  agreements collateralized by such
                                                  securities), if as a result more than
                                                  5% of the value of  its total assets
                                                  would be invested in the securities
                                                  of that issuer.  The Portfolio will
                                                  not acquire more than 10% of the
                                                  outstanding voting securities of any
                                                  one issuer.
2.         Concentration                          The Portfolio will not invest 25% or
           (S)                                    more of the value of its respective
                                                  total assets in any one industry
                                                  (other than securities issued by the
                                                  U.S. Government, its agencies or
                                                  instrumentalities.)
3.         Issuing Senior                         The Portfolio will not issue senior
           Securities                             securities.  (See "Borrowing.")
           (S)


                                                       A-94




           Topic                                  MENTOR INCOME AND GROWTH PORTFOLIO
4.         Borrowing                              The Portfolio may borrow money
           (Including Reverse                     directly or through reverse
           Repurchase                             repurchase agreements in amounts of
           Agreements)                            up to one-third of the value of its
           (S)                                    net assets, including the amount
                                                  borrowed. The Portfolio will not
                                                  borrow   money  or  engage  in
                                                  reverse repurchase  agreements
                                                  for investment  leverage,  but
                                                  rather    as   a    temporary,
                                                  extraordinary,   or  emergency
                                                  measure   or   to   facilitate
                                                  management of the Portfolio by
                                                  enabling it to meet redemption
                                                  requests when the  liquidation
                                                  of  portfolio   securities  is
                                                  deemed to be  inconvenient  or
                                                  disadvantageous. The Portfolio
                                                  will    not    purchase    any
                                                  securities      while      any
                                                  borrowings  in excess of 5% of
                                                  its    total     assets    are
                                                  outstanding.   Notwithstanding
                                                  this     restriction,      the
                                                  Portfolio   may   enter   into
                                                  when-issued     and    delayed
                                                  delivery transactions.
5.         Underwriting                           The Portfolio will not underwrite any
           Securities of Other                    issue of securities, except as the
           Issuers                                Portfolio may be deemed to be an
           (S)                                    underwriter under the Securities Act
                                                  of 1933 in connection with the
                                                  sale    of    securities    in
                                                  accordance with its investment
                                                  objective,    policies,    and
                                                  limitations.
6.         Real Estate                            The Portfolio may not purchase or
           (S)                                    sell real estate, including limited
                                                  partnership  interest,  except
                                                  to the extent  the  securities
                                                  the  Portfolio  may  invest in
                                                  are considered to be interests
                                                  in real  estate,  although the
                                                  Portfolio    may   invest   in
                                                  securities  of  issuers  whose
                                                  business involves the purchase
                                                  or sale of real  estate  or in
                                                  securities  which are  secured
                                                  by real estate or interests in
                                                  real estate.


                                                       A-95




           Topic                                  MENTOR INCOME AND GROWTH PORTFOLIO
7.         Commodities                            The Portfolio will invest in
           (S)                                    commodities, except to the extent
                                                  that the Portfolio may engage in
                                                  transactions involving futures
                                                  contracts or options on futures
                                                  contracts.
8.         Loans to Others                        The Portfolio will not lend any of
           (S)                                    its respective assets except
                                                  portfolio   securities  up  to
                                                  one-third   of  the  value  of
                                                  total  assets.  This shall not
                                                  prevent  the  Portfolio   from
                                                  purchasing   or  holding  U.S.
                                                  government obligations,  money
                                                  market  instruments,  variable
                                                  amount  demand  master  notes,
                                                  bonds,   debentures,    notes,
                                                  certificates of  indebtedness,
                                                  or  other   debt   securities,
                                                  entering    into    repurchase
                                                  agreements,   or  engaging  in
                                                  other    transactions    where
                                                  permitted  by the  Portfolio's
                                                  investment objective, policies
                                                  and limitations or Declaration
                                                  of Trust.
9.         Short Sales                            The Portfolio will not sell any
           (R)                                    securities short or purchase any
                                                  securities on margin,  but may
                                                  obtain such short-term credits
                                                  as are necessary for clearance
                                                  of  purchases   and  sales  of
                                                  securities.   The  deposit  or
                                                  payment  by the  Portfolio  of
                                                  initial or variation margin in
                                                  connection     with    futures
                                                  contracts  or related  options
                                                  transactions is not considered
                                                  the  purchase of a security on
                                                  margin.


                                                       A-96




           Topic                                  MENTOR INCOME AND GROWTH PORTFOLIO
10.        Margin Purchases                       The Portfolio will not mortgage,
           (R)                                    pledge, or hypothecate any assets,
                                                  except to secure permitted
                                                  borrowings.  In these cases the
                                                  Portfolio may pledge assets having a
                                                  value of 10% of assets taken at cost.
                                                  For purposes of this restriction, (a)
                                                  the deposit of assets in escrow in
                                                  connection with the writing of
                                                  covered put or call options and the
                                                  purchase of securities on a when-
                                                  issued basis; and (b) collateral
                                                  arrangements with respect to (i) the
                                                  purchase and sale of stock options
                                                  (and options on stock indexes) and
                                                  (ii) initial or variation margin for
                                                  futures contracts, will not be deemed
                                                  to be pledges of a Portfolio's
                                                  assets.  Margin deposits for the
                                                  purchase and sale of futures
                                                  contracts and related options are not
                                                  deemed to be a pledge.


                                                              EXHIBIT D

                                       AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __th day of ________, 1999, by and between Evergreen Equity Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen Capital Balanced Fund series (the "Acquiring Fund"), and the Trust, with respect to its Evergreen Capital Income and Growth Fund series (the "Selling Fund"). For purposes of this Agreement, the Selling Fund shall be deemed to include, as applicable, the Selling Fund's predecessor, Mentor Income and Growth Portfolio, a series of Mentor Funds ("Mentor Income and Growth").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class C and Class Y shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS,   pursuant  to  an  Agreement  and  Plan  of  Conversion   and
Termination approved by the shareholders of Mentor Income and Growth, on October __, 1999 Mentor Income and Growth was reorganized as a series of the Trust.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring

Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS,  the  Trustees of the Trust have  determined  that the Selling
Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                                     ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
         THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
            LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                    ARTICLE II

                                  VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B and Class Y shares of the Selling Fund will receive Class A, Class C and Class Y shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                                    ARTICLE III

                                             CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about March __, 2000 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                                    ARTICLE IV

                                          REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a Delaware business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                  (b) The Selling Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited semi-annual financial statements of the Selling Fund at March 31, 1999 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since March 31, 1999 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund including the shareholders of the Selling Fund and this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The unaudited semi-annual financial statements of the Acquiring Fund at March 31, 1999 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since March 31, 1999 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V

            COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Trust's President and Treasurer.

         5.6 CAPITAL LOSS CARRYFORWARDS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquiring Fund and the Selling Fund shall cause KPMG LLP to issue a letter addressed to the Acquiring Fund and the Selling Fund, in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund.

                                    ARTICLE VI

                CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only  insofar as they relate to the  Acquiring  Fund,  the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                      ARTICLE VII

              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring
Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (h) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                      ARTICLE VIII

              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                              FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.2 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.3 No stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.4 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Selling Fund all of the Selling Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

         8.5 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.5.

         8.6 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by officers of the Trust who have responsibility for financial and reporting matters, and were found to be mathematically correct; and

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.7 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

         8.8 The Board of Trustees of the Trust, subsequent to the vote of the shareholders of Mentor Income and Growth, shall have considered and approved the Reorganization as in the best interests of both the Selling Fund and the Acquiring Fund.

                                                    ARTICLE IX

                                                     EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne equally by the Selling Fund and the Acquiring Fund. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;
(g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                                     ARTICLE X

                                     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                                    ARTICLE XI

                                                    TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, its Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                                    ARTICLE XII

                                                    AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                             RTICLE XIII

                            HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                                       LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Acquiring Fund and the Selling Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund and of the Selling Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and the Selling Fund and signed by authorized officers of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund and of the Selling Fund as provided in the Declaration of Trust of the Trust.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                       EVERGREEN EQUITY TRUST ON
                                       BEHALF OF EVERGREEN CAPITAL
                                       INCOME AND GROWTH FUND

                                       By:

                                       Name:

                                       Title:



                                       EVERGREEN EQUITY TRUST ON
                                       BEHALF OF EVERGREEN CAPITAL
                                       BALANCED FUND

                                       By:

                                       Name:

                                     Title:



                                                            EXHIBIT E

MENTOR BALANCED PORTFOLIO
MANAGERS' COMMENTARY: THE BALANCED MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

The Mentor Balanced Portfolio, which has been in existence since 1994, became available to investors in multiple retail mutual fund share classes for the first time in September. This commentary, therefore, marks the first opportunity for the managers of the Portfolio to provide their market perspective to many of our new shareholders.


At quarter end the asset allocation mix in the Mentor Balanced Portfolio was 58% stocks, 41% bonds, and 1% cash.



MARKET OVERVIEW
The first three quarters of 1998 culminated an unprecedented trend of 14 consecutive quarterly gains for the S&P 500. The July-September period, however, saw a dramatic departure from this trend, with the S&P 500 declining 10%. Despite poor equity returns, U.S. government fixed-income markets were extremely strong. In fact, the July-September period marked one of the few times in recent years that bonds significantly outperformed stocks. However, the broad rally in treasury bonds was not shared by more credit-sensitive fixed-income sectors, as investors aggressively shifted assets into low risk instruments only.



EQUITY REVIEW AND OUTLOOK
For some time we have been emphatically cautioning that the stock market would have to adjust to considerably lower corporate earnings prospects, and this transition would likely result in increased volatility and lower returns than experienced over the past several years. Finally, this scenario is unfolding in full force. Earnings estimates for a broad range of companies are being sharply reduced. It is now quite possible, in fact likely in our opinion, that the earnings of the S&P 500 will continue to decline during the remainder of this year and 1999.


These trends present a significant change from the strong, better-than-expected earnings growth that has been a key pillar supporting the bull market since 1990, one of the best on record by almost any measure. But this change was inevitable. It is part of the natural cyclical patterns of the economy, corporate profitability, and the stock market. After nearly perfect growth conditions during much of the 1990's, corporate profitability is coming under pressure as global excess capacity is chasing falling demand. And as should be expected at this point, lenders are sharply curtailing credit and thereby reinforcing these developing pressures.


Fear and greed are a long-term investor's best asset and worst threat. It is exceedingly difficult for both individual and institutional investors to look through an emotionally charged volatile market and focus on the fundamentals. To us, fundamental analysis does not mean trying to figure out cyclical swings in the economy and markets over the next year. It means concentrating on longer-term business qualities. We know that consistently implementing a well-defined investment discipline through the ups and downs of an entire cycle is the best way to ensure long-term success. We focus on a diversified group of companies with excellent operating records and leading competitive positions. We are biased toward companies with above-average business predictability. We have thoroughly analyzed their results and prospects. We own them at prices we believe offer attractive relative values. It is a very simple approach. Not an easy one, but a straightforward one. We will at times be wrong in our analysis, but we will strive to be as objective as possible. Of course, we expect to be right more

MENTOR BALANCED PORTFOLIO
MANAGERS' COMMENTARY: THE BALANCED MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

often than not. We will not alter this approach just because those around us are becoming more complacent or fearful. Over the long-term, cyclical swings wash out and business fundamentals prevail.



FIXED INCOME REVIEW AND OUTLOOK
On the fixed-income side, our short-term strategy in this tumultuous environment has been to tilt portfolio durations somewhat long relative to our benchmarks, as well as more heavily weight sector allocations toward treasury securities. Given our long-term confidence in the U.S. economy, we are waiting for an opportunity to aggressively move into domestic spread sectors. Prior to such a move, we will have to be convinced that these markets have stabilized. In our opinion such stabilization will require the Fed to continue to move forcefully to further ease credit conditions.


The primary risk we see to our outlook is timing. The U.S. economy has tremendous forward momentum and the current yield curve is already pricing in an aggressive Fed ease. Should events unfold more slowly than the market hopes, the bond market could encounter some short-term turbulence. We would view these sell-offs as short term in nature and would utilize the higher yield levels to extend our duration further.


November 1998

MENTOR BALANCED PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Balanced Portfolio Class A Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                                    [GRAPH]

               9/16/98        9/30/98
Class A         9,422           9,433
LAGG/S&P 500   10,000          10,464

               Total Returns as of 9/30/98

              1-Year    Since Inception++
Class          n/a          (5.78%)



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  * Represents a hypothetical investment of $10,000 in Mentor Balanced Portfolio Class A Shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.


  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


 ++ Reflects operations of Mentor Balanced Portfolio Class A Shares from the date of issuance on 9/16/98 through 9/30/98.

Comparison of change in value of a hypothetical $10,000 investment in Mentor Balanced Portfolio Class Y Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

[GRAPH]
                    9/16/98        9/30/98
Class Y             10,000         10,000
LAGG/S&P 500        10,000         10,464

Total Returns as of 9/30/98

               1-Year    Since Inception**
Class Y        n/a            0.00%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 ** Represents a hypothetical investment of $10,000 in Mentor Balanced
     Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

*** Reflects operations of Mentor Balanced Portfolio Class Y Shares from the date of issuance on 9/16/98 through 9/30/98.

MENTOR BALANCED PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                            PERFORMANCE COMPARISON


Comparison of change in value of a hypothetical $10,000 investment in Mentor Balanced Portfolio Class B Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                                    [GRAPH]
                                           S&P 500 and
          Class B        Class B*       Lehman Brothers
                                     Aggregate Bond Index
 6/21/94  10000          10000               10000
12/31/94  10108           9610               10336
 6/30/95  11561          11161               12054
 9/30/95  12085          11685               12723
 9/30/96  14260          13960               14506
 9/30/97  18042          17842               18496
 9/30/98  20181          19760               20446

Average Annual Return as of 9/30/98     Average Annual Return as of 9/30/98
      Without Sales Charges                   Including Sales Charges

          1-Year    Since Inception++             1-Year    Since Inception++
Class B   11.86%         17.83%         Class B   8.75%          17.69%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.



 ~ Represents a hypothetical investment of $10,000 in Mentor Balanced Portfolio
    Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. Prior to September 16, 1998, contingent deferred sales charges of 5.00% were waived. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


 + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


++ Reflects operations of Mentor Balanced Portfolio Class B Shares from the date of commencement of operations on 6/21/94 through 9/30/98.


* Includes maximum Contingent Deferred Sales Charge (CDSC) of 5%.

           STATEMENT OF ADDITIONAL INFORMATION

                     CONVERSION OF

           MENTOR INCOME AND GROWTH PORTFOLIO

                       a series of

                      MENTOR FUNDS
                  901 East Byrd Street
                Richmond, Virginia  23219
                     (800) 869-6042

                    Into a Series of

                 EVERGREEN EQUITY TRUST
                   200 Berkeley Street
              Boston, Massachusetts  02116
                     (800) 343-2898

                           AND

              ACQUISITION OF THE ASSETS OF

           MENTOR INCOME AND GROWTH PORTFOLIO

            By and In Exchange For Shares of

             EVERGREEN CAPITAL BALANCED FUND

                      a series of

                 EVERGREEN EQUITY TRUST



         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Mentor Income and Growth Portfolio ("Mentor Income and Growth"), a series of Mentor Funds, to Evergreen Capital Balanced Fund ("Evergreen Capital Balanced"), a series of Evergreen Equity Trust, in exchange for Class A shares (to be issued to holders of Class A shares of Mentor Income and Growth), Class C shares (to be issued to holders of Class B shares of Mentor Income and Growth), and Class Y shares (to be issued to holders of Class Y shares of Mentor Income and Growth) of beneficial interest, $.001 par value per share, of Evergreen Capital Balanced, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Mentor Income and Growth dated December 15, 1998;

         (2) The Statement of Additional Information of Mentor Balanced dated December 15, 1998;

         (3) Annual Report of Mentor Income and Growth for the year ended September 30, 1998;

         (4) Semi-Annual Report of Mentor Income and Growth for the six month period ended March 31, 1999;

         (5) Annual Report of Mentor Balanced for the year ended September 30, 1998;

         (6) Semi-Annual Report of Mentor Balanced for the six month period ended March 31, 1999; and

         (7) Pro-Forma Combining Financial Statements for March 31, 1999 and the twelve months then ended (unaudited).

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Evergreen Capital Balanced and Mentor Income and Growth dated August 27, 1999. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Capital Balanced or Mentor Income and Growth at the telephone numbers or addresses set forth above or by calling toll free 1-800-645-7816.

         The date of this  Statement  of  Additional  Information  is August 27,
1999.

                                 MENTOR FUNDS


                      STATEMENT OF ADDITIONAL INFORMATION

          (MENTOR GROWTH PORTFOLIO, MENTOR PERPETUAL GLOBAL PORTFOLIO,
                        MENTOR CAPITAL GROWTH PORTFOLIO,
         MENTOR BALANCED PORTFOLIO, MENTOR INCOME AND GROWTH PORTFOLIO,
                       MENTOR MUNICIPAL INCOME PORTFOLIO,
    MENTOR QUALITY INCOME PORTFOLIO, MENTOR SHORT-DURATION INCOME PORTFOLIO,
                          MENTOR HIGH INCOME PORTFOLIO)

                               December 15, 1998

     Mentor Funds (the "Trust") is an open-end series investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the relevant prospectus of the Trust. A copy of a prospectus in respect of a Portfolio can be obtained upon request by writing to Mentor Services Company, Inc., at 901 East Byrd Street, Richmond, Virginia 23219, or by calling Mentor Services Company at 1-800-869-6042.

     This Statement is in parts. Part I contains information with respect to Mentor Capital Growth Portfolio, Mentor Quality Income Portfolio, Mentor Municipal Income Portfolio, Mentor Income and Growth Portfolio, and Mentor Perpetual Global Portfolio. Part II contains information with respect to Mentor Growth Portfolio, Mentor Short-Duration Income Portfolio, and Mentor Balanced Portfolio. Part III contains information with respect to Mentor High Income Portfolio. Part IV provides general information with respect to the Trust and all of the Portfolios.

                              TABLE OF CONTENTS


Introduction .............................................................................    ii
PART I ...................................................................................     1
  Investment Restrictions ................................................................     1
PART II ..................................................................................     4
  Investment Restrictions ................................................................     4
PART III .................................................................................     7
  Investment Restrictions ................................................................     7
PART IV ..................................................................................     8
  Certain Investment Techniques ..........................................................     8
  Management of the Trust ................................................................    27
  Principal Holders of Securities ........................................................    30
  Investment Advisory Services ...........................................................    31
  Administrative Services ................................................................    33
  Shareholder Servicing Plan .............................................................    35
  Brokerage Transactions .................................................................    36
  How to Buy Shares ......................................................................    39
  Distribution ...........................................................................    39
  Determining Net Asset Value ............................................................    40
  Redemptions in Kind ....................................................................    42
  Taxes ..................................................................................    42
  Independent Accountants ................................................................    46
  Custodian ..............................................................................    46
  Performance Information ................................................................    47
  Equivalent Yields: Tax-exempt Versus Taxable Securities for the Municipal Income
  Portfolio ..............................................................................    49
  Mentor Municipal Income Portfolio -- Federal Taxable Equivalent Yield Table-1998 Rates .    50
  Members of Investment Management Teams .................................................    51
  Performance Comparisons ................................................................    54
  Shareholder Liability ..................................................................    59

                                 INTRODUCTION

     Mentor Funds is a Massachusetts business trust organized on January 20, 1992 as Cambridge Series Trust. This Statement relates to the following nine portfolios of the Trust (collectively, the "Portfolios" and each individually, the "Portfolio"): Mentor Growth Portfolio (the "Growth Portfolio"); Mentor Quality Income Portfolio (the "Quality Income Portfolio"); Mentor Balanced Portfolio (the "Balanced Portfolio"); Mentor Capital Growth Portfolio (the "Capital Growth Portfolio"); Mentor Perpetual Global Portfolio (the "Global Portfolio"); Mentor Income and Growth Portfolio (the "Income and Growth Portfolio"); Mentor Municipal Income Portfolio (the "Municipal Income Portfolio"); Mentor Short-Duration Income Portfolio (the "Short-Duration Income Portfolio"); and Mentor High Income Portfolio ("the High Income Portfolio"). Each Portfolio has three classes of shares of beneficial interest, Class A shares, Class B shares, and Class Y (Institutional) shares.

     With respect to the investment restrictions described below, all percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed below as fundamental or to the extent designated as such in the Prospectus in respect of a Portfolio, the other investment policies described in this Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Portfolio's investment objective without shareholder approval.

     The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of a Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                                    PART I

     The following information relates to each of the Capital Growth, Quality Income, Municipal Income, Income and Growth, and the Global Portfolios, except where otherwise noted.


                            INVESTMENT RESTRICTIONS

     The following investment restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of a
Portfolio:

       1. (not applicable to the Quality Income Portfolio) The Portfolios will not issue senior securities except that a Portfolio (other than the Municipal Income Portfolio) may borrow money directly or through reverse repurchase agreements in amounts of up to one-third of the value of its net assets, including the amount borrowed; and except to the extent that a Portfolio may enter into futures contracts. The Municipal Income Portfolio may borrow money from banks for temporary purposes in amounts of up to 5% of its total assets. The Portfolios will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Portfolio by enabling it to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Portfolios will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Quality Income Portfolio will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements. Notwithstanding this restriction, the Portfolios may enter into when-issued and delayed delivery transactions.

       2. The Portfolios will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by a Portfolio of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

       3. (not applicable to the Quality Income Portfolio) The Portfolios will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases the Portfolios may pledge assets having a value of 10% of assets taken at cost. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and
   (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indexes) and (ii) initial or variation margin for futures contracts, will not be deemed to be pledges of a Portfolio's assets. Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge.

       4. The Portfolios will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets. (The Municipal Income Portfolio will not lend portfolio securities.) This shall not prevent a Portfolio from purchasing or holding U.S. government obligations, money market instruments, variable amount demand master notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Portfolio's investment objective, policies and limitations or Declaration of Trust. The Municipal Income Portfolio will not make loans except to the extent the obligations the Portfolio may invest in are considered to be loans.

       5. The Portfolios (other than the Quality Income Portfolio) will not invest more than 10% of the value of their net assets in restricted securities; the Quality Income Portfolio will not invest more than 15% of the value of its net assets in restricted securities.

       6. None of the Portfolios will invest in commodities, except to the extent that the Portfolios may engage in transactions involving futures contracts or options on futures contracts, and except to the extent the securities the Municipal Income Portfolio invests in are considered interests in commodities or commodities contracts or to the extent the Portfolio exercises its rights under agreements relating to such municipal securities.

       7. None of the Portfolios will purchase or sell real estate, including limited partnership interests, except to the extent the securities the Income and Growth Portfolio and Municipal Income Portfolio may invest in are considered to be interests in real estate or to the extent the Municipal Income Portfolio exercises its rights under agreements relating to such municipal securities (in which case the Portfolio may liquidate real estate acquired as a result of a default on a mortgage), although the Portfolios may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

       8. With respect to 75% of the value of its respective total assets, a Portfolio will not purchase securities issued by any one issuer (other than cash or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. A Portfolio will not acquire more than 10% of the outstanding voting securities of any one issuer.

       9. A Portfolio will not invest 25% or more of the value of its respective total assets in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities). As described in the Trust's Prospectus, the Municipal Income Portfolio may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, that Portfolio will not invest more than 25% of its assets in industrial development bonds in a single industry except as described in the Trust's Prospectus.

       10. A Portfolio will not underwrite any issue of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

       11. The Quality Income Portfolio will not issue any class of securities which are senior to the Portfolio's shares except that the Portfolio may borrow money as contemplated by the following restriction.

       12. The Quality Income Portfolio will not borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

     In addition, the following practices are contrary to the current policy of each of the Portfolios (except as otherwise noted), and may be changed without shareholder approval: investing in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

                                    PART II

     The following information relates to each of the Balanced, Growth, and Short-Duration Income Portfolios, except where otherwise noted.


                            INVESTMENT RESTRICTIONS

     As fundamental investment restrictions, which may not be changed with respect to a Portfolio without a vote of a majority of the outstanding shares of that Portfolio, a Portfolio may not:

       1. Issue any securities which are senior to the Portfolio's shares as described herein and in the relevant prospectus, except that each of the Portfolios other than the Growth Portfolio may borrow money to the extent contemplated by Restriction 4 below.

       2. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments in connection with transactions in futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

       3. Make short sales of securities or maintain a short position, unless at all times when a short position is open, it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sale against-the-box"), and unless not more than 25% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

       4. (Growth Portfolio) Borrow money or pledge its assets except that a Portfolio may borrow from banks for temporary or emergency purposes (including the meeting of redemption requests which might otherwise require the untimely disposition of securities) in amounts not exceeding 10% (taken at the lower of cost or market value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; provided that a Portfolio will not purchase additional portfolio securities when such borrowings exceed 5% of its total assets. (Collateral or margin arrangements with respect to options, futures contracts, or other financial instruments are not considered to be pledges.)

       (All other Portfolios included in Part II) Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.

       5. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       6. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old or (in the case of Growth Portfolio) in equity securities for which market quotations are not readily available.

       7. (as to the Growth Portfolio only) Purchase any security if as a result the Portfolio would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

       8. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry; provided that the restriction set out in (i) above shall apply, in the case of each Portfolio other than the Growth Portfolio, only as to 75% of such Portfolio's total assets.

       9. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or Trustee of the Trust or of Mentor Investment Advisors, LLC as the case may be, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

       10. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate (or, in the case of any Portfolio other than the Growth Portfolio, real estate or limited partnership interests). (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

       11. Make investments for the purpose of exercising control or management.

       12. (as to the Growth Portfolio only) Participate on a joint or a joint and several basis in any trading account in securities.

       13. (as to the Growth Portfolio only) Purchase any security restricted as to disposition under federal securities laws if as a result more than 5% of the Portfolio's total assets (taken at current value) would be invested in restricted securities.

       14. (as to the Growth Portfolio only) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

       15. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs.

       16. (as to the Growth Portfolio only) Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with other illiquid assets being limited to 10% of the Portfolio's assets,) and (ii) loans of portfolio securities (limited to 33% of the Portfolio's total assets).

       17. (as to the Growth Portfolio only) Purchase foreign securities or currencies except foreign securities which are American Depository Receipts listed on exchanges or otherwise traded in the United States and certificates of deposit, bankers' acceptances and other obligations of foreign banks and foreign branches of U.S. banks if, giving effect to such purchase, such obligations would constitute less than 10% of the Trust's total assets (at current value).

       18. (as to the Growth Portfolio only) Purchase warrants if as a result the Portfolio would then have more than 5% of its total assets (taken at current value) invested in warrants.

       19. (as to each Portfolio other than the Growth Portfolio) Acquire more than 10% of the voting securities of any issuer.

       20. (as to each Portfolio other than the Growth Portfolio) Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its total assets.

       21. Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions. (This restriction applies to the Growth Portfolio.)

     In addition, it is contrary to the current policy of each of the Portfolios, which policy may be changed without shareholder approval, to invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

                                    PART III

   The following information relates to the High Income Portfolio.


                            INVESTMENT RESTRICTIONS

     As fundamental investment restrictions, which may not be changed with respect to the Portfolio without approval by the holders of a majority of the outstanding shares of the Portfolio, the Portfolio may not:

       1. Purchase any security (other than U.S. Government securities) if as a result: (i) as to 75% of such Portfolio's total assets, more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets would be invested in a single industry.

       2. Acquire more than 10% of the voting securities of any issuer.

       3. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       4. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest, except as contemplated by restriction 6 below.

       5. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate or real estate limited partnership interests. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

       6. Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings)

       7. Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell financial futures contracts, options on futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions.

       8. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

     In addition, it is contrary to the current policy of the Portfolio, which policy may be changed without shareholder approval, to invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more then seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would then be invested in securities described in (a), (b), and (c).

                                    PART IV

     All percentage limitations on investments (including those described in Parts I, II, and III above) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in a Prospectus with respect to a Portfolio, the other investment policies described in this Statement or in a Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Portfolio's investment objective without shareholder approval.

     The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of the Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

     All information with respect to fees, expenses, and performance (except where otherwise indicated) is based on a Portfolio's fiscal year end. All of the Portfolios have a September 30 fiscal year end. Certain information with respect to certain Portfolios is given for partial fiscal years. See "Financial Highlights" in the Trust's prospectuses for information concerning the commencement of operations of each of the Portfolios.


                         CERTAIN INVESTMENT TECHNIQUES

     Set forth below is information concerning certain investment techniques in which one or more of the Portfolios may engage, and certain of the risks they may entail. Certain of the investment techniques may not be available to a Portfolio. See the Prospectus relating to a particular Portfolio for a description of the investment techniques generally applicable to that Portfolio. For purposes of this section, a Portfolio's investment adviser or subadviser (if any) is referred to as an "Adviser".


OPTIONS

     A Portfolio may purchase and sell put and call options on its portfolio securities to enhance investment performance or to protect against changes in market prices.

     COVERED CALL OPTIONS. A Portfolio may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

     A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

     In return for the premium received when it writes a covered call option, a Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

     A Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

     COVERED PUT OPTIONS. A Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

     In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

     A Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

     PURCHASING PUT AND CALL OPTIONS. A Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

     A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

     A Portfolio may also purchase put and sell options to enhance its current return.

     OPTIONS ON FOREIGN SECURITIES. A Portfolio may purchase and sell options on foreign securities if in the opinion of its Adviser the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

     RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that a Portfolio's Adviser will not forecast interest rate or market movements correctly, that a Portfolio may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of a Portfolio's Adviser to forecast market and interest rate movements correctly.

     An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Portfolio may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when its Adviser believes it is inadvisable to do so.

     Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Portfolio's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Portfolio and other clients of the Portfolio's Adviser may be considered such a group. These position limits may restrict the Portfolio's ability to purchase or sell options on particular securities.

     Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

     Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Portfolio's use of options.


FUTURES CONTRACTS

     In order to hedge against the effects of adverse market changes a Portfolio that may invest in debt securities may buy and sell futures contracts on debt securities of the type in which the Portfolio may invest and on indexes of debt securities. In addition, a Portfolio that may invest in equity securities may purchase and sell stock index futures to hedge against changes in stock market prices. A Portfolio may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase its current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

     FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of a Portfolio's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Portfolio's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

     Hedging by use of futures on debt securities seeks to establish with more certainty than would otherwise be possible the effective rate of return on securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's securities. When hedging of this character is successful, any depreciation in the value of securities may substantially be offset by appreciation in the value of the futures position.

     On other occasions, the Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent purchase.

     Successful use by a Portfolio of futures contracts on debt securities is subject to its Adviser's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

     A Portfolio may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Portfolio when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

     INDEX FUTURES CONTRACTS AND OPTIONS. A Portfolio may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. (Debt index futures in which the Portfolios are presently expected to invest are not now available, although such futures contracts are expected to become available in the future.) A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

     For example, the Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

     A Portfolio may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

     In order to hedge a Portfolio's investments successfully using futures contracts and related options, a Portfolio must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

     OPTIONS ON STOCK INDEX FUTURES. Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     OPTIONS ON INDICES. As an alternative to purchasing and selling call and put options on index futures contracts, each of the Portfolios which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may
be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

     A Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Portfolio may also allow such options to expire unexercised.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

     MARGIN PAYMENTS. When a Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Portfolio upon termination of the contract, assuming a Portfolio satisfies its contractual obligations.

     Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the price of the underlying security rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

     When a Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.


SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

     LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Portfolio generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise the options in order to realize any profit.

     HEDGING RISKS. There are several risks in connection with the use by a Portfolio of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Portfolio's securities which are the subject of a hedge. A Portfolio's Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the securities sought to be hedged.

     Successful use of futures contracts and options by a Portfolio for hedging purposes is also subject to its Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Portfolio's Adviser may still not result in a successful hedging transaction over a short time period.

     OTHER RISKS. Portfolios will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.


FORWARD COMMITMENTS

     A Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolios rely on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price. Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if its Adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.


REPURCHASE AGREEMENTS

     A Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Portfolio which are collateralized by the securities subject to repurchase. A Portfolio's Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


LOANS OF PORTFOLIO SECURITIES

     A Portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned; (3) a Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third (or such other limit as the Trustee may establish) of the total assets of the Portfolio. In addition, it is anticipated that a Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Portfolio will not lend portfolio securities to borrowers affiliated with the Portfolio.


COLLATERALIZED MORTGAGE OBLIGATIONS; OTHER MORTGAGE-RELATED SECURITIES

     Collateralized mortgage obligations or "CMOs" are debt obligations or pass-through certificates collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"), but they also may be collateralized by whole loans or private pass-through certificates (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans.

     In a CMO, a series of bonds or certificates is generally issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating rate coupon and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of the CMOs on a monthly, quarterly, or semi-annual basis. The principal of and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a CMO, payments of principal, including any principal prepayments, on the mortgage assets are applied to the classes of the series in a pre-determined sequence.

     RESIDUAL INTERESTS. Residual interests are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. The cash flow generated by the mortgage assets underlying a series of mortgage securities is applied first to make required payments of principal of and interest on the mortgage securities and second to pay the related administrative expenses of the issuer. The residual generally represents the right to any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related residual represents income and/or a return of capital. The amount of residual cash flow resulting from a series of mortgage securities will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of the mortgage securities, prevailing interest rates, the amount of administrative expenses, and the prepayment experience on the mortgage assets. In particular, the yield to maturity on residual interests may be extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an interest-only class of stripped mortgage-backed securities. In addition, if a series of mortgage securities includes a class that bears interest at an adjustable rate, the yield to maturity on the related residual interest may also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, there may be little or no excess cash flow payable to residual holders. The Portfolio may fail to recoup fully its initial investment in a residual.

     Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The residual interest market has only recently developed and residuals currently may not have the liquidity of other more established securities trading in other markets. Residuals may be subject to certain restrictions on transferability.


FOREIGN SECURITIES

     A Portfolio may invest in foreign securities and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

     Investments in foreign securities may involve considerations different from investments in domestic securities. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, foreign investments may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. A Portfolio may incur costs in connection with conversion between currencies.

     In determining whether to invest in securities of foreign issuers, the Adviser of a Portfolio seeking current income will consider the likely impact of foreign taxes on the net yield available to the Portfolio and its shareholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Portfolio will reduce its net income available for distribution to shareholders.

FOREIGN CURRENCY TRANSACTIONS

     Except as otherwise described in the relevant Prospectus, a Portfolio may engage without limit in currency exchange transactions, including foreign currency forward and futures contracts, to protect against uncertainty in the level of future foreign currency exchange rates. In addition, a Portfolio may purchase and sell call and put options on foreign currency futures contracts and on foreign currencies for hedging purposes.

     A Portfolio may engage in both "transaction hedging" and "position hedging". When a Portfolio engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its securities. A Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Portfolio will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes, a Portfolio may purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

     When a Portfolio engages in position hedging, it enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Portfolio are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which a Portfolio expects to purchase. In connection with position hedging, a Portfolio may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Portfolio may also purchase or sell foreign currency on a spot basis.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of a Portfolio's securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security or securities of a Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     To offset some of the costs to a Portfolio of hedging against fluctuations in currency exchange rates, the Portfolio may write covered call options on those currencies.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

     CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Portfolio will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on its futures positions.

     FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

     SETTLEMENT PROCEDURES. Settlement procedures relating to investments in foreign securities and to foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

     FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a feefor currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.


ZERO-COUPON SECURITIES

     Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

     Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

     In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Portfolios may engage in when-issued and delayed delivery transactions. These transactions are arrangements in which a Portfolio purchases securities with payment and delivery scheduled for a future time. A Portfolio engages in when-issued and delayed delivery transactions only for the purpose of acquiring securities consistent with its investment objective and policies, not for investment leverage, but a Portfolio may sell such securities prior to settlement date if such a sale is considered to be advisable. No income accrues to a Portfolio on securities in connection with such transactions prior to the date the Portfolio actually takes delivery of securities. In when-issued and delayed delivery transactions, a Portfolio relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause a Portfolio to miss a price or yield considered to be advantageous.

     These transactions are made to secure what is considered to be an advantageous price or yield for a Portfolio. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Portfolio sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.


BANK INSTRUMENTS

     A Portfolio may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances. However, the above-mentioned instruments are not necessarily guaranteed by those organizations. In addition to domestic bank obligations, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, a Portfolio may invest in: Eurodollar Certificates of Deposit ("ECDs") issued by foreign branches of U.S. or foreign banks; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the U.S.; and Yankee Certificates of Deposit ("Yankee CDS"), which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the U.S.


DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     A Portfolio may enter into dollar rolls, in which the Portfolio sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A Portfolio could also be compensated through the receipt of fee income.

     A Portfolio may also enter into reverse repurchase agreements in which the Portfolio sells securities and agrees to repurchase them at a mutually agreed date and price. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

     Dollar rolls and reverse repurchase agreements may be viewed as a borrowing by the Portfolio, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, dollar rolls and reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Portfolio's counterparty, the Portfolio would be unable to recover the security which is the subject of the agreement, the amount of cash or other property transferred by the counterparty to the Portfolio under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or the Portfolio may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.

CONVERTIBLE SECURITIES

     A Portfolio may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

     A Portfolio will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in its Adviser's opinion, the investment characteristics of the underlying common shares will assist the Portfolio in achieving its investment objectives. Otherwise, the Portfolio may hold or trade convertible securities. In selecting convertible securities for the Portfolio, the Portfolio's Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Portfolio's Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.


WARRANTS

     A Portfolio may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. Warrants acquired in units or attached to securities may be deemed to be without value for purposes of a Portfolio's policy.


SWAPS, CAPS, FLOORS AND COLLARS

     A Portfolio may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Portfolio's Adviser. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


LOWER-RATED SECURITIES

     A Portfolio may invest in lower-rated fixed-income securities (commonly known as "junk bonds") to the extent described in the relevant Prospectus. The lower ratings of certain securities held by a Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, a Portfolio may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

     Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio's assets. Conversely, during periods of rising interest rates, the value of the Portfolio's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Portfolio's net asset value. A Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although its Adviser will monitor the investment to determine whether its retention will assist in meeting the Portfolio's investment objective.

     The amount of information about the financial condition of an issuer of tax exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Therefore, to the extent a Portfolio invests in tax exempt securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on its Adviser's investment analysis than would be the case if the Portfolio were investing in securities in the higher rating categories.


INDEXED SECURITIES

     A Portfolio may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

     Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

     Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if a Portfolio's Adviser considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Portfolio holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars.


EURODOLLAR INSTRUMENTS

     A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.


SEGREGATION OF ASSETS

     A Portfolio may at times segregate assets in respect of certain transactions in which the Portfolio enters into a commitment to pay money or deliver securities at some future date (such as futures contracts or reverse repurchase agreements, to the extent not used for leverage). Any such segregated account will be maintained by the Trust's custodian and may contain cash, U.S. government securities, liquid high grade debt obligations, or other appropriate assets.

                            MANAGEMENT OF THE TRUST

     The following table provides biographical information with respect to each Trustee and officer of the Trust. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.



                             POSITION HELD
NAME AND ADDRESS             WITH A FUND      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------   --------------   ---------------------------------------------------------------
Daniel J. Ludeman*           Chairman         Chairman and Chief Executive Officer Mentor Investment
c/o Mentor Funds             and Trustee      Group, Inc.; Managing Director of Wheat First Butcher
901 E. Byrd Street                            Singer, Inc. Director, Wheat, First Securities, Inc.; Chairman
Richmond, VA 23219                            and Director Mentor Income Fund, Inc., and America's
                                              Utility Fund, Inc.; Chairman and Trustee, Cash Resource
                                              Trust, Mentor Variable Investment Portfolios and Mentor
                                              Institutional Trust.

Arnold H. Dreyfuss           Trustee          Chairman, Eskimo Pie Corporation; Trustee, Cash Resource
P.O. Box 18156                                Trust, Mentor Variable Investment Portfolios and Mentor
Richmond, Virginia 23226                      Institutional Trust; Director, Mentor Income Fund, Inc. and
                                              America's Utility Fund, Inc.; formerly, Chairman and Chief
                                              Executive Officer, Hamilton Beach/Proctor-Silex, Inc.

Thomas F. Keller             Trustee          R.J. Reynolds Industries Professor of Business Adminis-
Fuqua School of Business                      tration and Former Dean of Fuqua School of Business, Duke
Duke University                               University; Director of LADD Furniture, Inc., Wendy's
Durham, NC 27706                              International, Inc., American Business Products, Inc., Dimon,
                                              Inc., and Biogen, Inc.; Director of Nations Balanced Target
                                              Maturity Fund, Inc., Nations Government Income Term Trust
                                              2003, Inc., Nations Government Income Term Trust 2004,
                                              Inc., Hatteras Income Securities, Inc., Nations Institutional
                                              Reserves, Nations Fund Trust, Nations Fund, Inc., Nations
                                              Fund Portfolios, Inc., and Nations LifeGoal Funds, Inc.
                                              Trustee, Cash Resource Trust, Mentor Variable Investment
                                              Portfolios and Mentor Institutional Trust; Director, Mentor
                                              Income Fund, Inc. and America's Utility Fund, Inc.

Louis W. Moelchert, Jr.      Trustee          Vice President for Investments, University of Richmond;
University of Richmond                        Trustee, Cash Resource Trust, Mentor Variable Investment
Richmond, VA 23173                            Portfolios and Mentor Institutional Trust; Director, Mentor
                                              Income Fund, Inc. and America's Utility Fund, Inc.

Troy A. Peery, Jr.           Trustee          President, Heilig-Meyers Company; Trustee, Cash Resource
Heilig-Meyers Company                         Trust, Mentor Variable Investment Portfolios and Mentor
2235 Staples Mill Road                        Institutional Trust; Director, Mentor Income Fund, Inc. and
Richmond, Virginia 23230                      America's Utility Fund, Inc.

                         POSITION HELD
NAME AND ADDRESS         WITH A FUND      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------   --------------   -------------------------------------------------------------
Peter J. Quinn, Jr.*     Trustee          Formerly, President, Mentor Distributors, Inc.; Managing
c/o Mentor Funds                          Director, Mentor Investment Group, LLC, and Wheat First
901 E. Byrd Street                        Butcher Singer, Inc.; formerly, Senior Vice President/
Richmond, VA 23219                        Director of Mutual Funds, Wheat First Butcher Singer, Inc.;
                                          Trustee, Cash Resource Trust, Mentor Variable Investment
                                          Portfolios and Mentor Institutional Trust; Director, Mentor
                                          Income Fund, Inc. and America's Utility Fund, Inc.

Arch T. Allen, III       Trustee          Attorney at law, Raleigh, North Carolina; Trustee, Cash
c/o Mentor Funds                          Resource Trust, Mentor Variable Investment Portfolios and
901 E. Byrd Street                        Mentor Institutional Trust; Director, Mentor Income Fund,
Richmond, VA 23219                        Inc. and America's Utility Fund, Inc.; formerly, Vice
                                          Chancellor for Development and University Relations,
                                          University of North Carolina at Chapel Hill.

Weston E. Edwards        Trustee          President, Weston Edwards & Associates; Trustee Cash
c/o Mentor Funds                          Resource Trust, Mentor Variable Investment Portfolios and
901 E. Byrd Street                        Mentor Institutional Trust; Director, Mentor Income Fund,
Richmond, VA 23219                        Inc. and America's Utility Fund, Inc.; Founder and
                                          Chairman, The Housing Roundtable; formerly, President,
                                          Smart Mortgage Access, Inc.

Jerry R. Barrentine      Trustee          President, J.R. Barretine & Associates; Trustee, Cash
c/o Mentor Funds                          Resource Trust, Mentor Variable Investment Portfolios and
901 E. Byrd Street                        Mentor Institutional Trust; Director, Mentor Income Fund,
Richmond, VA 23219                        Inc. and America's Utility Fund, Inc.; formerly, Executive
                                          Vice President and Chief Financial Officer, Barclays/
                                          American Mortgage Director Corporation; Managing Partner,
                                          Barrentine Lott & Associates.

J. Garnett Nelson        Trustee          Consultant, Mid-Atlantic Holdings, LLC; Trustee, Cash
c/o Mentor Funds                          Resource Trust, Mentor Variable Investment Portfolios and
901 E. Byrd Street                        Mentor Institutional Trust; Director, Mentor Income Fund,
Richmond, VA 23219                        Inc., America's Utility Fund, Inc., GE Investment Funds,
                                          Inc., and Lawyers Title Corporation; Member, Investment
                                          Advisory Committee, Virginia Retirement System; formerly,
                                          Senior Vice President, The Life Insurance Company of
                                          Virginia.

Paul F. Costello         President        Managing Director, Wheat First Butcher Singer, Inc. and
c/o Mentor Funds                          Mentor Investment Group, LLC; President, Cash Resource
901 E. Byrd Street                        Trust, Mentor Income Fund, Inc., Mentor Institutional Trust,
Richmond, VA 23219                        Mentor Variable Investment Portfolios and America's Utility
                                          Fund, Inc.; Director, Mentor Perpetual Advisors, LLC.

                       POSITION HELD
NAME AND ADDRESS       WITH A FUND      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------   --------------   ------------------------------------------------------------
Terry L. Perkins       Treasurer        Senior Vice President, Mentor Investment Group, LLC;
c/o Mentor Funds                        Treasurer, Mentor Institutional Trust, Cash Resource Trust,
901 E. Byrd Street                      Mentor Variable Investment Portfolios, Mentor Income Fund,
Richmond, VA 23219                      Inc., America's Utility Fund, Inc.; formerly, Treasurer and
                                        Comptroller, Ryland Capital Management, Inc.

Michael Wade           Assistant        Vice President, Mentor Investment Group, LLC Assistant
c/o Mentor Funds       Treasurer        Treasurer, Mentor Income Fund, Inc., Cash Resource Trust,
901 E. Byrd Street                      Mentor Institutional Trust, Mentor Variable Investment
Richmond, VA 23219                      Portfolios and America's Utility Fund; formerly, Senior
                                        Accountant, Wheat First Butcher Singer, Inc., Audit Senior,
                                        BDO Seidman.

Geoffrey B. Sale       Secretary        Associate Vice President Mentor Investment Group, LLC;
c/o Mentor Funds                        Secretary, Cash Resource Trust, Mentor Institutional Trust,
901 E. Byrd Street                      Mentor Variable Investment Portfolios; Clerk, America's
Richmond, VA 23219                      Utility Fund, Inc., Mentor Income Fund, Inc.

     The table below shows the fees paid to each Trustee by the Trust for the 1998 fiscal year and the fees paid to each Trustee by all funds in the Mentor family (including the Trust) during the 1997 calendar year.



                                     AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM ALL
                                         FROM THE TRUST          COMPLEX FUNDS (27 FUNDS)
                                     (FISCAL YEAR END 1998)        (CALENDAR YEAR 1997)
                                    ------------------------   ----------------------------
Daniel J. Ludeman ...............            $    0                       $     0
Arnold H. Dreyfuss ..............            $5,808                       $32,000
Thomas F. Keller ................            $4,859                       $32,000
Louis W. Moelchert, Jr. .........            $5,606                       $32,000
J. Garnett Nelson ...............            $5,393                       $40,000
Troy A. Peery, Jr. ..............            $5,405                       $32,000
Peter J. Quinn, Jr. .............            $    0                       $     0
Jerry R. Barrentine .............            $5,660                       $40,000
Weston E. Edwards ...............            $5,479                       $42,000
Arch T. Allen III ...............            $5,399                       $35,000

----------
     The Trustees do not receive pension or retirement benefits from the Trust.


     The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                        PRINCIPAL HOLDERS OF SECURITIES

     As of November 2, 1998, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Balanced Portfolio. To the knowledge of the Trust, no person owned of record or beneficially more than 5% of the outstanding shares of any class of the Portfolios as of that date, except as set forth below:



            PORTFOLIO                            HOLDER                PERCENTAGE OWNERSHIP
---------------------------------   -------------------------------   ---------------------
Short Duration-Income Portfolio     Partnership Healthplan of Cal     7.60%
 Class A                            Attn: Marion R. Schales CFO
                                    421 Executive Ct North Ste #A
                                    Suisun City, CA 94585-4019

Short Duration-Income Portfolio     EVEREN Clearing Corp.             5.91%
 Class A                            A/C 1902-3741
                                    Calaveras County Water Dist
                                    111 East Kilbourn Avenue
                                    Milwaukee, WI 53202-6611

                         INVESTMENT ADVISORY SERVICES

     Mentor Investment Advisors, LLC ("Mentor Advisors") serves as investment adviser to each Portfolio other than the Global Portfolio. Van Kampen Management, Inc. ("Van Kampen") serves as sub-adviser to the Municipal Income Portfolio and the High Income Portfolio; Wellington Management Company, LLP ("Wellington Management") serves as sub-adviser to the Income and Growth Portfolio. Each of these sub-advisers has complete discretion to purchase and sell portfolio securities for its respective Portfolio consistent with the particular Portfolio's investment objective, restrictions, and policies. Mentor Perpetual Advisors, LLC ("Mentor Perpetual") serves as investment adviser to the Global Portfolio.

     Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC, ("Mentor Investment Group") which is a subsidiary of Wheat First Butcher Singer, Inc. ("WFBS"). Mentor Perpetual is owned equally by Mentor Advisors and Perpetual plc, a diversified financial services holding company. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates.

     On October 31, 1996, Commonwealth Investment Counsel, Inc., the investment adviser to the Short-Duration Income and Balanced Portfolios, was reorganized as Mentor Investment Advisors, LLC. Also on October 31, 1996, each of Commonwealth Advisors, Inc., the investment adviser to the Capital Growth, Income and Growth, Municipal Income, and Quality Income Portfolios, Charter Asset Management, Inc., the investment adviser to the Growth Portfolio, and Wellesley Advisors, Inc., the investment adviser to the Strategy Portfolio, transferred its rights and obligations under its respective advisory contract with the Trust to Mentor Investment Advisors, LLC. In addition, Mentor Investment Group, Inc. and Mentor Distributors, Inc. were reorganized as Mentor Investment Group, LLC and Mentor Distributors, LLC, respectively.

     On October 29, 1996, shareholders of the Municipal Income Portfolio approved a new sub-advisory agreement with Van Kampen which became a subsidiary of Morgan Stanley Group, Inc.

     Subject to the general oversight of the Trustees, each investment adviser and/or sub-adviser manages the applicable Portfolio in accordance with the stated policies of that Portfolio and of the Trust. Each makes investment decisions for the Portfolio and places the purchase and sale orders for portfolio transactions. The investment advisers and sub-advisers bear all their expenses in connection with the performance of their services (except as may be approved from time to time by the Trustees) and pay the salaries of all officers and employees who are employed by them and the Trust.

     Each Portfolio's investment adviser and/or sub-adviser provides the Trust with investment officers who are authorized to execute purchases and sales of securities. Investment decisions for the Trust and for the other investment advisory clients of the investment advisers and sub-advisers and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the investment adviser's or sub-adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients. In the case of short-term investments, the Treasury area of Mentor Investment Group handles purchases and sales under guidelines approved by investment officers of the Trust. Each investment adviser and sub-adviser employs professional staffs of portfolio managers who draw upon a variety of resources for research information for the Trust.

     Expenses incurred in the operation of a Portfolio or otherwise allocated to a Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under a Portfolio's 12b-1 plan and the Shareholder Service Plan, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat, First Securities, Inc. and its subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution, and certain costs incurred by Mentor Investment Group in responding to shareholder inquiries as approved by the Trustees from time to time, to shareholders, certain shareholder report charges and charges relating to corporate matters are borne by the Portfolio.

     Under the applicable Management Contract with the Trust in respect of each Portfolio, subject to such policies as the Trustees may determine, Mentor Advisors or Mentor Perpetual, as the case may be, at its expense, furnishes continuously an investment program for the Portfolio and makes investment decisions on behalf of the Portfolio. Mentor Advisors or Mentor Perpetual, as the case may be, may place portfolio transactions with broker-dealers which furnish Mentor Advisors or Mentor Perpetual, without cost to it, certain research, statistical and quotation services of value to Mentor Advisors or Mentor Perpetual and their affiliates in advising the Portfolio and other clients. In so doing, Mentor Advisors or Mentor Perpetual may cause a Portfolio to pay greater brokerage commissions than it might otherwise pay.

     Each Management Contract provides that Mentor Advisors or Mentor Perpetual, as the case may be, shall not be subject to any liability to a Portfolio or to any shareholder of a Portfolio for any act or omission in the course of or connected with rendering services to a Portfolio in the absence of its willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

     Each of the Management Contracts is subject to annual approval (beginning in 2000) by (i) the Trustees or (ii) vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the affected Portfolio, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the investment adviser in question, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Contracts are terminable without penalty, on not more than sixty days' notice and not less than thirty days' notice, by the Trustees, by vote of the holders of a majority of the affected Portfolio's shares, or by the applicable investment adviser. Each terminates automatically in the event of its assignment (as defined in the 1940 Act).


MANAGEMENT FEES

     The investment adviser of each Portfolio receives an annual management fee from such Portfolio (which is described in the relevant Prospectus). The investment adviser pays a portion of that fee to any sub-adviser to the Portfolio.

     The Portfolios paid investment advisory fees in the amounts and for the periods indicated below (amounts shown reflect fee waivers where applicable):



                                             FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                 1998            1997           1996
                                            -------------   -------------   ------------
Growth Portfolio ........................    $4,204,377      $3,238,498     $2,313,470
Capital Growth Portfolio ................     2,153,467       1,063,903        728,536
Income and Growth Portfolio .............     1,638,729         947,267        575,647
Global Portfolio ........................     1,612,495         998,592        368,592
Quality Income Portfolio ................       821,411         449,325        278,216
Municipal Income Portfolio ..............       557,332         370,232        344,784
Short-Duration Income Portfolio .........       323,574         129,833         54,833
Balanced Portfolio ......................        31,721           8,854          6,790

     The investment advisers of the following Portfolios waived investment advisory fees in the following amounts for the periods indicated below:



                                             FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                 1998            1997           1996
                                            -------------   -------------   ------------
Quality Income Portfolio ................      $204,530        $123,214       $217,329
Short-Duration Income Portfolio .........       180,523          55,521         83,567
Balanced Portfolio ......................            --          20,072         18,976
High Income Portfolio ...................       175,891              --             --

     The investment advisers of the following Portfolios paid sub-advisory fees to the Portfolios' sub-advisers in the following amounts for the periods indicated below:



                                         FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                             1998            1997           1996
                                        -------------   -------------   ------------
Income and Growth Portfolio .........      $575,028        $373,115       $236,071
Municipal Income Portfolio ..........       216,114         153,577        172,392

                            ADMINISTRATIVE SERVICES

     Mentor Investment Group, LLC serves as administrator to each of the Portfolios pursuant to an Administration Agreement.

     Pursuant to the Administration Agreement, Mentor Investment Group provides continuous business management services to the Portfolios and, subject to the general oversight of the Trustees, manages all of the business and affairs of the Portfolios subject to the provisions of the Trust's Declaration of Trust, By-laws and the 1940 Act, and other policies and instructions the Trustees may from time to time establish. Mentor Investment Group pays the compensation of all officers and executive employees of the Trust (except those employed by or serving at the request of an investment adviser or sub-adviser) and makes available to the Trust the services of its directors, officers, and employees as elected by the Trustees or officers of the Trust. In addition, Mentor

Investment Group provides all clerical services relating to the Portfolios' business. As compensation for its services, Mentor Investment Group receives a fee from each Portfolio calculated daily at the annual rate of .10% of a Portfolio's average daily net assets.

     The Administration Agreement must be approved at least annually with respect to each Portfolio by a vote of a majority of the Trustees who are not interested persons of Mentor Investment Group or the Trust. The Agreement may be terminated at any time without penalty on 30 days notice by Mentor Investment Group, or immediately in respect of any Portfolio upon notice by the Trustees or by vote of a majority of the outstanding voting securities of that Portfolio. The Agreement terminates automatically in the event of any assignment (as defined in the 1940 Act).

     The Portfolios paid administrative service fees in the following amounts for the periods indicated below (amounts shown reflect fee waivers where applicable):



                                         FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                             1998            1997           1996
                                        -------------   -------------   ------------
Growth Portfolio ....................      $600,625        $462,643       $330,496
Capital Growth Portfolio ............       269,183         132,988         91,067
Income and Growth Portfolio .........       218,497         126,302         76,753
Global Portfolio ....................       153,750          92,753         33,508
Quality Income Portfolio ............       174,343          95,423         82,591
Municipal Income Portfolio ..........        92,888          61,705         57,464
High Income Portfolio ...............        24,979              --             --

     The administrators waived administrative fees in the amounts and for the periods indicated below:



                                             FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                 1998            1997           1996
                                            -------------   -------------   ------------
Short-Duration Income Portfolio .........      $101,237        37,151          $27,680
Balanced Portfolio ......................         8,127            --               --

     The Portfolios also provided direct reimbursement to Mentor for certain legal and compliance administration, investor relation and operation costs not covered under the Investment Management Agreement. These direct reimbursements were as follows:



                                             FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                 1998            1997           1996
                                            -------------   -------------   ------------
Growth Portfolio ........................      $26,735         17,457          23,289
Capital Growth Portfolio ................       12,494          5,036           5,901
Income and Growth Portfolio .............       10,079          4,851           5,210
Global Portfolio ........................        6,902          3,672           2,752
Quality Income Portfolio ................        7,964          3,617           5,005
Municipal Income Portfolio ..............        4,318          2,293           3,465
Short-Duration Income Portfolio .........        5,085          1,443           1,842

                          SHAREHOLDER SERVICING PLAN

     The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors, LLC with respect to the Class A and Class B shares of each Portfolio. Pursuant to the Service Plan, financial institutions will enter into shareholder service agreements to provide administrative support services to their customers who from time to time may be record or beneficial owners of shares of one or more Portfolios. In return for providing these support services, a financial institution may receive payments from one or more Portfolios at a rate not exceeding .25% of the average daily net assets of the Class A or Class B shares of the particular Portfolio or Portfolios owned by the financial institution's customers for whom it is the holder of record or with whom it has a servicing relationship. The Service Plan is designed to stimulate financial institutions to render administrative support services to the Portfolios and their shareholders. These administrative support services include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Portfolios; assisting clients in changing dividend options, account designations and addresses; and providing such other services as the Portfolios reasonably request.

     In addition to receiving payments under the Service Plan, financial institutions may be compensated by the investment adviser, a sub-adviser, and/or Mentor Investment Group, or affiliates thereof, for providing administrative support services to holders of Class A or Class B shares of the Portfolios. These payments will be made directly by the investment adviser, a sub-adviser, and/or Mentor Investment Group or affiliates, as applicable, and will not be made from the assets of any of the Portfolios.


SHAREHOLDER SERVICES FEES

     During fiscal year 1998, the Portfolios incurred shareholder service fees in respect of Class A and Class B shares under the Service Plan as follows (amounts shown reflect fee waivers where applicable):



                                               CLASS A        CLASS B
                                             -----------   -------------
Growth Portfolio .........................    $255,596      $1,233,864
Capital Growth Portfolio .................     283,728         389,229
Income and Growth Portfolio ..............     222,501         323,741
Global Portfolio .........................     146,546         237,827
Quality Income Portfolio .................     195,196         232,278
Municipal Income Portfolio ...............     108,151         124,069
Short-Duration Income Portfolio ..........     160,078          91,969
Balanced Portfolio .......................       3,517           6,695
High Income Portfolio ....................      28,187          34,631

                            BROKERAGE TRANSACTIONS

     Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, each investment adviser or sub-adviser may receive brokerage and research services and other similar services from many broker-dealers with which such investment adviser or sub- adviser places a Portfolio's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the investment adviser's or sub-adviser's managers and analysts. Where the services referred to above are not used exclusively by the investment adviser or sub-adviser for research purposes, the investment adviser or sub-adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to the investment adviser or sub-adviser and its affiliates in advising various of its clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing all or any of the Portfolios. The management fee paid by a Portfolio is not reduced because its investment adviser or sub-adviser or any of their affiliates receive these services even though the investment adviser or sub-adviser might otherwise be required to purchase some of these services for cash.

     A Portfolio's investment adviser or sub-adviser, as the case may be, places all orders for the purchase and sale of portfolio investments for the Portfolio and buys and sells investments for the Portfolio through a substantial number of brokers and dealers. The investment adviser or sub-adviser seeks the best overall terms available for the Portfolio, except to the extent the investment adviser or sub-adviser may be permitted to pay higher brokerage commissions as described below. In doing so, the investment adviser or sub-adviser, having in mind the Portfolio's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     As permitted by Section 28(e) of the 1934 Act, and by the advisory and sub-advisory agreements, a Portfolio's investment adviser or sub-adviser may cause the Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to that adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Portfolio on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The investment adviser's or sub-adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, each investment adviser and sub-adviser will use its best efforts to obtain the best overall terms available with respect to such transactions, as described above.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Trustees may determine, an investment adviser or sub-adviser may consider sales of shares of a Portfolio (and, if permitted by law, of the other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for a Portfolio.

     The Trustees have determined that portfolio transactions for the Trust may be effected through Wheat, First Securities, Inc. ("Wheat"), First Union Brokerage Services ("FUBS"), and EVEREN Securities, Inc. ("EVEREN"), broker-dealers affiliated with Mentor Advisors and Mentor Perpetual. The Trustees have adopted certain policies incorporating the standards of Rule 17e-l issued by the SEC under the 1940 Act which requires, among other things, that the commissions paid to Wheat, FUBS, and EVEREN must be reasonable and fair compared to the commissions, fees, or other remuneration received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Wheat, FUBS, and EVEREN will not participate in brokerage commissions given by a Portfolio to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Portfolio will in no event effect principal transactions with Wheat, FUBS, and EVEREN in over-the-counter securities in which Wheat, FUBS, or EVEREN makes a market.

     Under rules adopted by the SEC, Wheat, FUBS, and EVEREN may not execute transactions for a Portfolio on the floor of any national securities exchange, but may effect transactions for a Portfolio by transmitting orders for execution and arranging for the performance of this function by members of the exchange not associated with them. Wheat, FUBS, and EVEREN will be required to pay fees charged to those persons performing the floor brokerage elements out of the brokerage compensation they receive from a Portfolio. The Trust has been advised by Wheat that on most transactions, the floor brokerage generally constitutes from 5% and 10% of the total commissions paid.

BROKERAGE COMMISSIONS

     The Portfolios paid brokerage commissions on brokerage transactions in the following aggregate amounts for the periods indicated:



                                             FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                 1998            1997           1996
                                            -------------   -------------   ------------
Growth Portfolio ........................    $2,620,649      $1,482,817     $1,864,300
Capital Growth Portfolio ................       920,105         275,151        299,554
Income and Growth Portfolio .............       183,991         302,628        146,323
Global Portfolio ........................     1,272,077         838,045        359,217
Quality Income Portfolio ................            --             900         24,990
Municipal Income Portfolio ..............        18,968           5,044          2,422
Short-Duration Income Portfolio .........            --              --          1,560
Balanced Portfolio ......................        12,356           4,752          7,385

     The following table shows brokerage commissions paid by each of the Portfolios to Wheat for the periods indicated:



                                         FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                             1998            1997           1996
                                        -------------   -------------   ------------
Growth Portfolio ....................      $148,289        $101,434        $72,923
Capital Growth Portfolio ............       104,188          29,226         54,642
Income and Growth Portfolio .........        73,192         101,434         52,534
Balanced Portfolio ..................           193              50             --

     The following table shows brokerage commissions paid by each of the Portfolios to EVEREN for the period indicated.



                                      FISCAL YEAR     FISCAL YEAR
                                          1998           1997
                                     -------------   ------------
Growth Portfolio .................      $20,738      $2,331
Capital Growth Portfolio .........       63,266       9,793
Balanced Portfolio ...............        2,023          --

     The brokerage commissions paid to Wheat for fiscal year 1998 amounted to the following percentages of the aggregate brokerage commissions and brokerage transactions paid by each Portfolio:



                                                                   PERCENT OF AGGREGATE
                                         PERCENT OF AGGREGATE        DOLLAR AMOUNT OF
                                              COMMISSIONS         BROKERAGE TRANSACTIONS
                                        ----------------------   -----------------------
Growth Portfolio ....................             5.66%                    5.19%
Capital Growth Portfolio ............            11.32%                   14.26%
Income and Growth Portfolio .........            39.78%                   29.39%
Balanced Portfolio ..................             1.56%                    0.32%

     The brokerage commissions paid to EVEREN for fiscal year 1998 amounted to the following percentages of the aggregate brokerage commissions and brokerage transactions paid by each Portfolio:



                                                                PERCENT OF AGGREGATE
                                      PERCENT OF AGGREGATE        DOLLAR AMOUNT OF
                                           COMMISSIONS         BROKERAGE TRANSACTIONS
                                     ----------------------   -----------------------
Growth Portfolio .................             0.79%                    0.71%
Capital Growth Portfolio .........             6.88%                    6.29%
Balanced Portfolio ...............            16.37%                    3.89%

                               HOW TO BUY SHARES

     Except under certain circumstances described in the Trust's or an individual Portfolio's prospectus, Class A shares of the Portfolios are sold at their net asset value plus an applicable sales charge on days the New York Stock Exchange is open for business. Class B shares of the Portfolios and Institutional Shares of the Portfolios are sold at their net asset value with no sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing Class A, Class B, and Institutional Shares of the Portfolios is explained in the relevant Prospectus under the section entitled "How to Buy Shares."


                                 DISTRIBUTION

     Each of the Portfolios makes payments to Mentor Distributors, LLC in accordance with its respective Distribution Plan adopted in respect of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

     During fiscal year 1998, the Portfolios paid the following 12b-1 fees in respect of Class B shares to Mentor Distributors as shown below:


          Growth Portfolio ........................    $3,638,580
          Capital Growth Portfolio ................     1,227,717
          Balanced Portfolio ......................        30,319
          Income and Growth Portfolio .............       986,604
          Global Portfolio ........................       734,020
          Quality Income Portfolio ................       467,042
          Municipal Income Portfolio ..............       257,381
          Short-Duration Income Portfolio .........       133,476
          High Income Portfolio ...................        68,461

     During fiscal year 1998, 12b-1 fees of $29,451 of the number above were waived in respect of Class B shares of the Balanced Portfolio.

CONTINGENT DEFERRED SALES CHARGES

     During fiscal year 1998, Mentor Distributors received the following contingent deferred sales charges with respect to Class B shares:


           Growth Portfolio ........................    $500,690
           Capital Growth Portfolio ................     132,159
           Income and Growth Portfolio .............     163,091
           Global Portfolio ........................     179,805
           Quality Income Portfolio ................     137,341
           Municipal Income Portfolio ..............      26,436
           Short-Duration Income Portfolio .........      90,668
           High Income Portfolio ...................      17,592

UNDERWRITING COMMISSIONS

     The following table shows the approximate amount of underwriting commissions retained by Mentor Distributors (and any predecessor) in respect of Class A and Class B shares for each Portfolio for the periods indicated:



                                             FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                 1998            1997           1996
                                            -------------   -------------   ------------
Growth Portfolio ........................      $231,016        $116,796         38,398
Capital Growth Portfolio ................       320,353          63,786        $10,477
Income and Growth Portfolio .............       169,108          59,230         15,762
Global Portfolio ........................       113,331          66,416         23,038
Quality Income Portfolio ................       104,891          37,516          9,062
Municipal Income Portfolio ..............        80,007          21,433          4,110
Short-Duration Income Portfolio .........         4,833             867            186
High Income Portfolio ...................        56,138              --             --

                          DETERMINING NET ASSET VALUE

     A Portfolio determines the net asset value per share of each class once each day the New York Exchange (the "Exchange") is open as of the close of regular trading on the Exchange. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas.

     Securities for which market quotations are readily available are valued at prices which, in the opinion of a Portfolio's investment adviser or sub-adviser, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

     Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional- size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by a Portfolio are restricted as to resale, the Portfolio's investment adviser or sub-adviser determines their fair values. The fair value of such securities is generally determined as the amount which a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     In the case of certain fixed-income securities, including certain less common mortgage-backed securities, market quotations are not readily available to the Portfolios on a daily basis, and pricing services may not provide price quotations. In such cases, the Portfolio's investment adviser or sub-adviser is typically able to obtain dealer quotations for each of the securities on at least a weekly basis. On any day when it is not practicable for the investment adviser or sub- adviser to obtain an actual dealer quotation for a security, the investment adviser or sub-adviser may reprice the securities based on changes in the value of a U.S. Treasury security of comparable duration. When the next dealer quotation is obtained, the investment adviser or sub-adviser compares the dealer quote against the price obtained by it using its U.S. Treasury-spread calculation, and makes any necessary adjustments to its calculation methodology. The investment adviser or sub-adviser attempts to obtain dealer quotes for each security at least weekly, and on any day when there has been an unusual occurrence affecting the securities which, in the investment adviser or sub-adviser's view, makes pricing the securities on the basis of U.S. Treasuries unlikely to provide a fair value of the securities.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a class of shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. A Portfolio calculates net asset value per share of each class, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when a classes' net asset value is calculated, such securities will be valued at fair value as determined in good faith by procedures approved as required by the Trustees.


                              REDEMPTIONS IN KIND

     Although each Portfolio intends to redeem Class A, Class B and Institutional Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from its investment portfolio. Redemptions in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner that the Trustees determine to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 of the 1940 Act, under which a Portfolio is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the respective classes' net asset value during any 90-day period.


                                     TAXES

     Each Portfolio intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. A Portfolio will not under present law be subject to any excise or income taxes in Massachusetts.

     In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

     If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     If a Portfolio fails to distribute in a calendar year substantially all of its taxable ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31, plus any retained amount from the prior year, the Portfolio will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Portfolio in January of a year generally is deemed to have been paid by the Portfolio on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Portfolio intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     Distributions from a Portfolio (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Portfolio's investment income and net short-term gains. Distributions of net capital gain (that is, the excess of net gains from capital assets held by the Portfolio for more than one year over net losses from capital assets held for not more than one year) that are designed as capital gain dividends will be taxable to shareholders as long-term capital gain, which is generally taxable to individuals at a 20% rate.

     Dividends and distributions on a Portfolio's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Portfolio's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Portfolio's net asset value also reflects unrealized losses.

     EXEMPT-INTEREST DIVIDENDS. A Portfolio will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Portfolio's taxable year, at least 50% of the total value of the Portfolio's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that a Portfolio properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If a Portfolio intends to be qualified to pay exempt-interest dividends, the Portfolio may be limited in its ability to enter into taxable transactions involving forward commitments, or repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets.

     Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Portfolio paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a Portfolio's total distributions (not including distributions from net capital gain) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

     A Portfolio which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Portfolio's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Portfolio's income that was tax-exempt during the period covered by the distribution.

     HEDGING TRANSACTIONS. If a Portfolio engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Portfolio.

     RETURN OF CAPITAL DISTRIBUTIONS. If a Portfolio makes a distribution to you in excess of its current and accumulated "earnings and profits" allocable to such distribution, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you or your shares.

     SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. A Portfolio's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, and forward contacts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Certain of a Portfolio's transactions, if any, in foreign currencies or foreign currency-denominated instruments are likely to produce a difference between its book income and its taxable income. If a Portfolio's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as a dividend to the extent of the Portfolio's remaining earnings and profits (including earnings and profits arising from tax-exempt income), and thereafter as a return of capital or as gain from the sale or exchange of a capital asset, as the case may be. If a Portfolio's book income is less than its taxable income, the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     FOREIGN TAX CREDIT. If more than 50% of a Portfolio's assets at year end consists of the stock or securities of foreign corporations, the Portfolio may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Portfolio to foreign countries in respect of foreign securities the Portfolio has held for at least the minimum period, if any, specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Portfolio may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

     PASSIVE FOREIGN INVESTMENT COMPANIES. Investment by a Portfolio in certain "passive foreign investment companies" ("PFICs") could subject the Portfolio to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, the Portfolio in certain circumstances, may elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Portfolio will be required to include its share of the company's income and net capital gain in income annually, regardless of whether it receives any distribution from the company. The Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss, as are gains on disposition of the stock and losses on disposition of the stock is to the extent of previous inclusions in income. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

     SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of Portfolio shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares held for more than one year will be taxed as long-term capital gain. Such gain is, in the case of an individual, generally taxed at a 20% rate. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed if other Portfolio shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

     BACKUP WITHHOLDING. A Portfolio generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions (including in redemption of Portfolio shares) paid to any individual shareholder who fails to furnish the Portfolio with a correct taxpayer identification number (TIN), who has under- reported dividend or interest income, or who fails to certify to the Portfolio that he or she is not subject to such withholding. Shareholders who fail to furnish their current TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect. An individual's taxpayer identification number is his or her social security number.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends, distributions, and redemption proceeds also may be subject to state, local, foreign and other taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).


                            INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Trust's independent accountants, providing audit services, tax return review and other tax consulting services.


                                   CUSTODIAN

     Investors Fiduciary Trust Company, located at 127 West 10th Street, Kansas City, Missouri, is the custodian of each Portfolio, except that State Street Bank & Trust Company, P.O. Box 8602, Boston, Massachusetts serves as custodian to the Global Portfolio and as the foreign custodian to each of the other Portfolios in respect of foreign assets. A custodian's responsibilities include generally safeguarding and controlling a Portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Portfolio's investments.

                            PERFORMANCE INFORMATION

                      (SHOWN THROUGH SEPTEMBER 30, 1998)

     The table below shows the average annual total return of Class A shares and Class B shares for the one-, five- and ten-year periods (or for the life of a class if shorter)**:



                                                                           SINCE INCEPTION
              CLASS A SHARES                    1 YEAR        5 YEARS        OR 10 YEARS
------------------------------------------   ------------   -----------   ----------------
Growth Portfolio* ........................       -26.57%         N/A            11.47%
Capital Growth Portfolio .................         4.34%        15.75%          13.57%
Balanced Portfolio .......................         N/A           N/A            -5.78%
Income and Growth Portfolio ..............        -0.29%        12.62%          12.84%
Global Portfolio .........................       -10.44%         N/A             8.50%
Quality Income Portfolio .................         4.71%         5.31%           5.51%
Municipal Income Portfolio ...............         3.12%         4.53%           6.79%
Short-Duration Income Portfolio* .........         5.89%         N/A             5.94%
High Income Portfolio ....................         N/A           N/A           -11.19%


                                                                         SINCE INCEPTION
              CLASS B SHARES                    1 YEAR       5 YEARS       OR 10 YEARS
------------------------------------------   ------------   ---------   ----------------
Growth Portfolio* ........................       -25.53%       9.87%           8.19%
Capital Growth Portfolio .................         5.86%      16.17%          13.84%
Balanced Portfolio .......................         8.75%       N/A            17.69%
Income and Growth Portfolio ..............         1.22%      12.67%          14.70%
Global Portfolio .........................        -9.23%       N/A             8.89%
Quality Income Portfolio .................         5.46%       5.65%           7.14%
Municipal Income Portfolio ...............         3.70%       4.85%           6.90%
Short-Duration Income Portfolio* .........         2.68%       N/A             5.52%
High Income Portfolio ....................         N/A         N/A            -7.86%


                                                                     SINCE INCEPTION
              CLASS Y SHARES                  1 YEAR     5 YEARS       OR 10 YEARS
------------------------------------------   --------   ---------   ----------------
Growth Portfolio* ........................     N/A        N/A             -18.36%
Capital Growth Portfolio .................     N/A        N/A              10.56%
Balanced Portfolio* ......................     N/A        N/A               0.00%
Income and Growth Portfolio ..............     N/A        N/A               7.29%
Global Portfolio .........................     N/A        N/A               1.60%
Quality Income Portfolio .................     N/A        N/A               8.94%
Municipal Income Portfolio ...............     N/A        N/A               7.51%
Short-Duration Income Portfolio* .........     N/A        N/A               6.64%
High Income Portfolio ....................     N/A        N/A               N/A

----------
* Prior to May 30, 1995, the Balanced, Growth, and Short-Duration Income Portfolios only offered one class of shares. Total return information prior to this date is shown under the Class B share table. As a result, the annual total return information beyond the one-year period shown above for the Balanced, Growth, and

  Short-Duration Income Portfolios reflects various sales charges currently not applicable to the Portfolios. The Balanced, Growth, and Short-Duration Portfolios are the successors to Mentor Balanced Fund, Mentor Growth Fund, and Mentor Short-Duration Income Fund, respectively, each of which was previously a series of shares of beneficial interest of Mentor Series Trust. For fiscal 1994, none of these Funds bore a front-end sales charge, but each of them was subject to a maximum contingent deferred sales charge of 5%.

** No Institutional Shares were outstanding for these periods.

     Total return for the one-, five-, and ten-year periods for each class of shares of a Portfolio (or for the life of a class, if shorter) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in shares of that class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the particular class of a Portfolio during that period. Total return calculations assume deduction of a classes' maximum front-end or contingent deferred sales charge, if any, and reinvestment of all distributions at net asset value on their respective reinvestment dates.

     All data are based on past performance and do not predict future results.


YIELD AND TAX-EQUIVALENT YIELD

     The thirty-day yield for Class A shares and Class B shares of certain of the Portfolios for the period ending September 30, 1998, was as follows*:



                                                      CLASS A      CLASS B
                                                     ---------   ----------
        Quality Income Portfolio .................    4.59%       4.32%
        Municipal Income Portfolio ...............    3.99%       3.69%
        Short-Duration Income Portfolio ..........    4.81%       4.57%
        High Income Portfolio ....................   10.37%      10.36%

     The tax-equivalent yield for the Municipal Income Portfolio for the thirty-day period ended September 30.


  Class A ...............   6.61%
  Class B ...............   6.11%

----------
* No Institutional Shares were outstanding for these periods.

     Yield for each class is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a class of shares of a Portfolio during the base period less expenses accrued for that period, and
(ii) dividing that amount by the product of (A) the average daily number of shares of the class outstanding during the base period and entitled to receive dividends and (B) the net asset value per share of the class on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on costs). Dividends on equity securities are accrued daily at their stated dividend rates.

     To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Portfolio, the performance will be reduced for those shareholders paying those fees.

     The tax-equivalent yield for Class A shares of the Municipal Income Portfolio for the thirty-day period ending September 30, 1998, was 6.61%. The tax-equivalent yield for that Portfolio's Class B shares was 6.11% for the same period. The tax-equivalent yield for all classes of shares of the Municipal Income Portfolio is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Portfolio would have had to earn to equal its actual yield, assuming a 39.6% tax rate (the maximum effective federal rate for individuals) and assuming that income is 100% tax-exempt.

     The Municipal Income Portfolio may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Portfolio's investment portfolio generally remains free from federal regular income tax but may be subject to state and local taxes. (Some portion of the Portfolio's income may be subject to federal alternative minimum tax and state and local taxes.) Capital gains, if any, are subject to federal, state and local tax.

     At times, a Portfolio's investment adviser or sub-adviser may reduce its compensation or assume expenses of the Portfolio in order to reduce the Portfolio's expenses. Any such fee reduction or assumption of expenses would increase a classes' yield and total return during the period of the fee reduction or assumption of expenses.

     Total return may be presented for other periods or without giving effect to any contingent deferred sales charge. Any quotation of total return or yield not reflecting the front-end or contingent deferred sales charge would be reduced if such sales charges were reflected.


            EQUIVALENT YIELDS: TAX-EXEMPT VERSUS TAXABLE SECURITIES
                      FOR THE MUNICIPAL INCOME PORTFOLIO

     The table below shows the effect of the tax status of tax-exempt securities on the effective yield received by their individual holders under the federal income tax laws currently in effect for 1998. It gives the approximate yield a taxable security must earn at various income levels to produce after-tax yields equivalent to those of tax-exempt securities yielding from 2.0% to 10.0%.

                     MENTOR MUNICIPAL INCOME PORTFOLIO --
               FEDERAL TAXABLE EQUIVALENT YIELD TABLE-1998 RATES



                                                    EFFECTIVE
                          FEDERAL        FEDERAL     FEDERAL
          TAXPAYER        TAXABLE          TAX         TAX
  YEAR     STATUS         INCOME         BRACKET      RATE
-------- ---------- ------------------ ----------- ----------
  1998    MARRIED   $       0-42,350       15.00%     15.00%
                    $ 42,351-102,300       28.00%     28.00%
                    $102,301-124,500       31.00%     31.00%
                    $124,501-155,950       31.00%     31.93%
                    $155,951-278,450       36.00%     37.08%
                      OVER $278,450        39.60%     40.79%

  1998    SINGLE    $       0-25,350       15.00%     15.00%
                    $  25,351-61,400       28.00%     28.00%
                    $ 61,401-124,500       31.00%     31.00%
                    $124,501-128,500       31.00%     31.93%
                     128,101-278,450       36.00%     37.08%
                      OVER $278,450        39.60%     40.79%



                                                    TAX-FREE YIELD
         ----------------------------------------------------------------------------------------------------
            2.00%      3.00%      4.00%      5.00%      6.00%      7.00%      8.00%      9.00%       10.00%
         ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- -----------
  YEAR
--------                                       TAXABLE EQUIVALENT YIELD
  1998       2.35%      3.53%      4.71%      5.88%      7.06%      8.24%      9.41%      10.59%      11.76%
             2.78%      4.17%      5.56%      6.94%      8.33%      9.72%     11.11%      12.50%      13.89%
             2.90%      4.35%      5.80%      7.25%      8.70%     10.14%     11.59%      13.04%      14.49%
             2.94%      4.41%      5.88%      7.35%      8.81%     10.28%     11.75%      13.22%      14.69%
             3.18%      4.77%      6.36%      7.95%      9.54%     11.13%     12.71%      14.30%      15.89%
             3.38%      5.07%      6.76%      8.44%     10.13%     11.82%     13.51%      15.20%      16.89%

  1998       2.35%      3.53%      4.71%      5.88%      7.06%      8.24%      9.41%      10.59%      11.76%
             2.78%      4.17%      5.56%      6.94%      8.33%      9.72%     11.11%      12.50%      13.89%
             2.90%      4.35%      5.80%      7.25%      8.70%     10.14%     11.59%      13.04%      14.49%
             2.94%      4.41%      5.88%      7.35%      8.81%     10.28%     11.75%      13.22%      14.69%
             3.18%      4.77%      6.36%      7.95%      9.54%     11.13%     12.71%      14.30%      15.89%
             3.38%      5.07%      6.76%      8.44%     10.13%     11.82%     13.51%      15.20%      16.89%

---------
Note:  This tables reflects the following:

 1 Taxable Income, as reflected in the above table, equals Federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer's AGI over $124,500, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined Federal and state tax rates through the use of higher effective Federal tax rates. In addition, the effect of the 80 percent cap on overall percent cap on overall itemized deductions is not reflected on this tables. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $186,800 for married taxpayers filing a joint tax return and $124,500 for single taxpayers. The effect of the phase out of personal exemmptions is not reflected in the above table.

 2 The effect of state income taxes are not considered in the above table. Such consideration would increase the taxable equivalent yield to the extent that the municipal obligations are issued by the taxpayer's state o f residence.

 3 Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.

 4 The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determinig yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levcels indicated within each bracket.

 5 Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security an/dor railroad retirement benefits. The effect of this provision is not included in the above table.

                    MEMBERS OF INVESTMENT MANAGEMENT TEAMS

     The following persons are investment personnel of the Portfolio's investment advisers, as indicated.


MENTOR INVESTMENT ADVISORS, LLC
LARGE CAPITALIZATION QUALITY EQUITY GROWTH

JOHN G. DAVENPORT, CFA -- MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER
Mr. Davenport has 12 years of investment management experience. He joined the firm after leading equity research at the investment management firm of Lowe, Brockenbrough, & Tattersall, Inc. Mr. Davenport graduated from the University of Richmond and has an MBA from the University of Virginia.

RICHARD H. SKEPPSTROM II -- SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Skeppstrom has 7 years of investment management experience. Before joining the firm he was a global portfolio analyst for Saudi International Bank Portfolio Advisors. Mr. Skeppstrom began his career as a pension and benefit analyst at Johnson & Higgins of Virginia. He has earned both an undergraduate degree and an MBA from the University of Virginia.

CHRISTOPHER W. RUSBULDT, CFA -- VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Rusbuldt joined the firm in 1995 and has 7 years' investment experience. Previously, he was an equity research analyst for Wheat First Butcher Singer. He began his career as a banker in the corporate group at NationsBank. Mr. Rusbuldt is a graduate of the University of Virginia.

RICHARD L. RICE -- VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Rice has 22 years' experience in the securities industry. Before joining Mentor, he was a partner in Parata Analytics Research. Prior responsibilities include research for Signet Asset Management, senior research analyst for Capitoline Investment Services, and positions in research at Atlanta Corporation and Southwest Banking, Inc. Mr. Rice is a graduate of the University of Florida and has completed graduate work at Georgia State University.

STEVEN A. CERTO -- VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Certo joined the firm in 1997, from the equity research department of Wheat First Butcher Singer where he was a research analyst following the software industry. Mr. Certo served five years as an intelligence officer in the US Navy. His professional background also includes a year as an investment representative for Edward Jones and Co. He is a graduate of Iona College and is a level III candidate in the CFA program.

ACTIVE FIXED-INCOME

P. MICHAEL JONES, CFA -- MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER
Mr. Jones has 12 years of investment management experience. He is the manager of Mentor Short-Duration Income Portfolio and Mentor Quality Income Portfolio, as well as Mentor Income Fund, a $120 million closed-end bond fund. Mr. Jones is responsible for the design and implementation of the fixed-income group's proprietary analytical system. He has worked as an investment manager at Ryland Capital Management, Alliance Capital Management, and Central Fidelity Bank. Mr. Jones earned an undergraduate degree from the College of William and Mary, and an MBA from the Wharton School of the University of Pennsylvania.

DENNIS F. CLARY, CFA -- SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Clary joined Mentor in 1998 and has over 20 years of investment management experience. Prior to joining Mentor's Fixed Income Team, he worked for three years as a Vice President and Senior Portfolio Manager for

First America Investment Corporation. He previously was employed for four years as a Vice President and Portfolio Manager at CSI Asset Management, Inc. and prior to that for four years in a similar role by Investment & Capital Management Corporation. Mr. Clary received his BA and MBA degrees from Ohio State University.

TIMOTHY ANDERSON, CFA -- SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Anderson has 8 years of investment management experience. He joined Mentor in June, 1998. Prior to joining Mentor's Fixed-Income Team, he worked for two years as a Senior Fixed Income Analyst at Investment Advisors, Inc. Previous to that he was employed for five years as a Senior Investment Analyst at St. Paul Fire & Marine Insurance Company and for two years as an Analyst for Duff & Phelps Credit Rating Company. He received a BS degree from DePaul University and an MBA degree from the University of Chicago.

TODD C. KUIMJIAN -- PORTFOLIO MANAGER
Mr. Kuimjian has 4 years of investment management experience. He joined the Fixed-Income Team in January, 1997, initially as a Research Analyst and later as a Portfolio Manager. Prior to joining the Fixed-Income Team, Mr. Kuimjian served Mentor as an investment accountant/systems analyst and later as a senior investment administrator within Mentor's investment services group. Mr. Kuimjian is a Certified Public Accountant and received his BS degree from Virginia Polytechnic Institute.

SMALL CAPITALIZATION EQUITY GROWTH

THEODORE W. PRICE, CFA -- MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER
Mr. Price has 30 years of investment management experience. Prior to establishing the small/mid cap. management style, Mr. Price served for 10 years as vice chairman and portfolio manager of the investment management subsidiary of Wheat First Butcher Singer. In 1985, he established the equity retail mutual fund, Mentor Growth Portfolio, which today represents nearly $600 million in assets. He is a member of the Richmond Society of Financial Analysts. Mr. Price earned both BA and MBA degrees from the University of Virginia.

LINDA A. ZIGLAR, CFA -- MANAGING DIRECTOR, PORTFOLIO MANAGER
Ms. Ziglar has 19 years investment management experience. Ms. Ziglar joined the firm in 1991 after serving seven years as vice president of Federal Investment Counseling and Federated Research Corporation in Pittsburgh. While at Federated, Ms. Ziglar shared responsibility for the management of more than $300 million in mutual fund and separate account assets. She is a member of the Richmond Society of Financial Analysts, the Financial Analysts Federation, and a former officer of the Pittsburgh Society of Financial Analysts. Ms. Ziglar is a summa cum laude, Phi Beta Kappa graduate of Randolph-Macon Woman's College. She earned an MBA from the University of Pittsburgh.

JEFFREY S. DRUMMOND, CFA -- SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Drummond joined the firm in 1993 after five years in investment strategy at Wheat First Butcher Singer. While working with Wheat's chief investment strategist, he shared responsibility for the management of the Strategic Sectors Portfolio. He is a member of the Richmond Society of Financial Analysts. Mr. Drummond graduated cum laude from the University of Richmond.

CASH MANAGEMENT

R. PRESTON NUTTALL, CFA -- MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER
Mr. Nuttall has more than 30 years of investment management experience. Prior to Mentor Advisors, he led short-term fixed-income management for fifteen years at Capitoline Investment Services, Inc. He has his undergraduate degree in economics from the University of Richmond and his graduate degree in finance from the Wharton School at the University of Pennsylvania.

HUBERT R. WHITE III -- SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
Mr. White has 12 years of investment management experience. Prior to joining Mentor Advisors, he served for five years as portfolio manager with Capitoline Investment Services. He has his undergraduate degree in business from the University of Richmond.

GREGORY S. KAPLAN -- ASSOCIATE VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Kaplan brings over 6 years of analytical and investment experience to Mentor. Prior to joining the firm, Mr. Kaplan served for four years as a credit specialist analyzing commercial credit for NationsBank. He began his career in the Investment Services division of Prudential Insurance. Mr. Kaplan is a graduate of Rutgers University and earned his MBS from the Pamplin College of Business at Virginia Polytechnic Institute and State University.

MENTOR PERPETUAL ADVISORS, LLC

MARTIN ARBIB -- CHAIRMAN, PERPETUAL PORTFOLIO MANAGEMENT
Mr. Arbib is chairman and founder of Perpetual, a partner in the Mentor Perpetual Advisors joint venture, where he currently leads investment management. A chartered Accountant, he has 22 years' investment management experience.

BOB YERBURY -- CHIEF INVESTMENT OFFICER
Mr. Yerbury has 24 years' investment management experience, with over 21 years' experience in North American stock markets, and has been part of the Perpetual team for 13 years. Before joining Perpetual, he was a portfolio manager with Equity & Law Assurance Company. Mr. Yerbury is a graduate of Cambridge University.

STEPHEN WHITTAKER -- UK TEAM LEADER
Mr. Whittaker joined Perpetual eight years ago and has 16 years' investment management experience. Prior to joining Perpetual, he was responsible for UK equity funds for the Save & Prosper Group. He began his fund management career with Rowe & Pitman after graduation from Manchester University.

MARGARET RODDAN -- EUROPE TEAM LEADER
Ms. Roddan has 11 years of investment management experience, three years with Perpetual. She joined Perpetual from Mercury Asset Management, where she shared responsibility for management of continental European equity holdings. She began her career with the National Provident Institution. Ms. Roddan is a graduate of the Investment Management Program at the London Business School. She studied finance at City University and is a graduate of Bristol University.


SCOTT MCGLASHAN -- FAR EAST TEAM LEADER
Mr. McGlashan has 19 years' management experience, 13 years specializing in the Far East, and 11 years' tenure at Perpetual. He is a graduate of Yale and Cambridge University.

KATHRYN LANGRIDGE -- SOUTHEAST ASIA TEAM LEADER
Ms. Langridge shares responsibility with Mr. McGlashan for Far East equity investments. Before joining Perpetual in 1990, she spent eight years in Hong Kong with the investment firm of Jardine Fleming. She specializes in equity investments in the non-Japanese stock markets of the Far East. Ms. Langridge is a graduate of Cambridge University.

IAN BRADY -- AMERICAN TEAM LEADER
Mr. Brady is head of the North American team at Perpetual. He has 12 years' investment management experience. Before joining Perpetual in 1997, he worked for Britannia Investment Management, Legal & General and Standard Life. He is a graduate of Aberdeen and Strathclyde Universities.


                            PERFORMANCE COMPARISONS

     The performance of a Portfolio depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the particular Portfolio is invested; changes in the expenses of a particular Portfolio and class of shares; and various other factors.

     The performance of each Portfolio fluctuates on a daily basis largely because net earnings and net asset value per share of each class fluctuate daily. Both net earnings and net asset value per share are factors in the computation of yield and total return for each class of the Portfolios.

     Independent statistical agencies measure a Portfolio's investment performance and publish comparative information showing how a Portfolio, and other investment companies, performed in specified time periods. Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, a Portfolio may distribute these comparisons to its shareholders or to potential investors. The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

     Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time. From time to time, a Portfolio will quote its Lipper ranking in advertising and sales literature.

     Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average, and lowest. They represent a Portfolio's historical risk/reward ratio relative to other funds with similar objectives. The performance factor is a weighted-average assessment of the Portfolio's 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the Portfolio. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.

     Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     A Portfolio's shares also may be compared to the following indices:

     Dow Jones Industrial Average ("DJIA") is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by Dow Jones & Company, it is cited as a principal indicator of market conditions.

     Standard & Poor's Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated, in the Standard & Poor's figures.

     Consumer Price Index is generally considered to be a measure of inflation.


     CDA Mutual Fund Growth Index is a weighted performance average of other mutual funds with growth of capital objectives.

     Lipper Growth Fund Index is an average of the net asset-valuated total returns for the top 30 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.

     Lehman Brothers Government/Corporate (total) Index is comprised of approximately 5,000 issues, which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman Brothers Inc., the index calculates total returns for one month, three month, twelve month and ten year periods and year-to-date.

     Lehman Brothers Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

     Russell Growth 1000 (Russell 1000 Index) is a broadly diversified index consisting of approximately 1,000 common stocks of companies with market values between $20 million and $300 million that can be used to compare the total returns of funds whose portfolios are invested primarily in growth common stocks.

     Lehman Brothers Aggregate Bond Index is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Aggregate Bond Index is comprised of the Shearson Lehman Government Bond Index, Corporate Bond Index, Mortgage-Backed Securities Index, and Yankee Bond Index. These indices include: U.S. Treasury obligations, including bonds and notes; U.S. agency obligations, including those of the Federal Farm Credit Bank, Federal Land Bank, and the Bank for Cooperatives; foreign obligations; and U.S. investment-grade corporate debt and mortgage-backed obligations. All corporate debt included in the Aggregate Bond Index has a minimum S&P rating of BBB, a minimum Moody's rating of Baa, or a minimum Fitch rating of BBB.

     Salomon Brothers Mortgage-Backed Securities Index-15 Years includes the average of all 15-year mortgage securities, which include Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Government National Mortgage Association (Ginnie Mae).

     Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 29,000 municipal bonds, which are priced by Muller Data Corporation.

     From time to time, certain of the Portfolios that invest in foreign securities may advertise the performance of their classes of shares compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following: Morgan Stanley Capital International World Index, The Morgan Stanley Capital International EAFE (Europe, Australia, Far East) index, J.P. Morgan Global Traded Bond Index, Salomon Brothers World Government Bond Index, and the Standard & Poor's 500 Composite Stock Price Index (S&P 500). A Portfolio also may compare its performance to the performance of unmanaged stock and bond indices, including the total returns of foreign government bond markets in various countries. All index returns are translated into U.S. dollars. The total return calculation for these unmanaged indices may assume the reinvestment of dividends and any distributions, if applicable, may include withholding taxes, and generally do not reflect deductions for administrative and management costs.

     Investors may use such indices or reporting services in addition to the Trust or an individual Portfolio's prospectus to obtain a more complete view of a particular Portfolio's performance before investing. Of course, when comparing a Portfolio's performance to any index, conditions such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing portfolios using reporting services, or total return and yield, investors should take into consideration any relevant differences in portfolios, such as permitted portfolio compositions and methods used to value portfolio securities and compute net asset value.

     Advertisements and other sales literature for a Portfolio may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in a Portfolio based on monthly reinvestment of dividends over a specified period of time.

     From time to time the Portfolios may advertise their performance, using charts, graphs, and descriptions, compared to federally insured bank products, including certificates of deposit and time deposits, and to monthly market funds using the Lipper Analytical Service money market instruments average.

     Advertisements may quote performance information which does not reflect the effect of the sales load.

     Independent publications may also evaluate a Portfolio's performance. Certain of those publications are listed below, at the request of Mentor Distributors, which bears full responsibility for their use and the descriptions appearing below. From time to time any or all of the Portfolios may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

     Business Week publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Funds are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

     Investor's Business Daily publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

     Barron's periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Funds, Growth Funds, U.S. Government Funds, Equity Income Funds, Global Funds, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

     The Wall Street Journal publishes its Mutual Fund Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

     Fortune magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Funds are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3-year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

     Money magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

     Financial World publishes its monthly Independent Appraisals of Mutual Funds, a survey of approximately 1000 mutual funds. Funds are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate- and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

     Forbes magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Funds performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

     Kiplinger's Personal Finance Magazine (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Funds are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Funds compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc. Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Funds are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

     U.S. News and World Report periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Funds compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

     The 100 Best Mutual Funds You Can Buy authored by Gordon K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a five-point system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent."

                             SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.

                                  Mentor Funds


                                 ---------------
                                  Annual Report
                                 ---------------




                               September 30, 1998






                                 [Mentor Logo]

MENTOR FUNDS
ANNUAL REPORT
TABLE OF CONTENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                                                    PAGE
                                                             ------------------
   Message from the Chairman and President .................  1
   Growth Portfolio ........................................  3
   Global Portfolio ........................................ 14
   Capital Growth Portfolio ................................ 28
   Strategy Portfolio ...................................... 35
   Income and Growth Portfolio ............................. 44
   Balanced Portfolio ...................................... 54
   Municipal Income Portfolio .............................. 63
   Quality Income & Short-Duration Income Portfolios ....... 73
   High Income Portfolio ................................... 88
   Notes to Financial Statements ........................... 97
   Shareholder Information ................................. Inside back cover

MENTOR FUNDS
MESSAGE FROM THE CHAIRMAN AND PRESIDENT
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS:


On behalf of all the associates at the Mentor Investment Group, we would like to take this opportunity to thank you for your investment in the Mentor Family of Funds. This Annual Report reaffirms our commitment to our shareholders and details the financial performance of the Mentor Family of Funds for the period ended September 30, 1998.


Founded in 1970, Mentor Investment Group is an investment advisory firm with more than $13 billion under management. We pride ourselves on a strong heritage of providing quality service and a variety of investment choices that help meet
our shareholders' financial objectives by offering    mutual funds and
separately-invested portfolios.

In the commentaries that follow, Mentor's investment teams present insightful perspectives on the markets and strategies that shaped their investment decisions for the past fiscal year.


During this year, Mentor capitalized on its ability to bring products to new market to serve the needs of our investors. Specifically, two funds were introduced to our retail investors. The Mentor Balanced Portfolio is designed to help investors seek capital growth and current income through investment in fixed income and equity securities. The Mentor High Income Portfolio was developed to seek high current income as well as capital appreciation by tapping the potential of high yield bonds.


                            MENTOR INVESTMENT GROUP*

                                     [Graph]
                             Six Investment Styles
Small-Capitalization Growth
Global/International Growth Equity
Large-Capitalization Quality Growth
Balanced Management
Active Fixed Income
Cash Management



* Mentor Investment Advisors, LLC is a wholly-owned subsidiary of Mentor Investment Group, LLC

MENTOR FUNDS
MESSAGE FROM THE CHAIRMAN AND PRESIDENT
SEPTEMBER 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

With a commitment to excellence in investing, Mentor meets the challenges of product expansion by focusing on clarity, simplicity, and efficiency. Our investment teams operate with these priorities:


FOCUS -- In most money management companies, each investment manager has multiple responsibilities. At Mentor, our investment managers are singularly focused on enhancing the value of the portfolios. This means that you can be assured of a consistent, proven approach to developing a winning financial strategy.


OPPORTUNITIES -- By offering six different management styles, portfolio diversification is simplified. By offering multiple styles, Mentor gives investors the tools for long-term investment success through diversification and accommodation of changing investment needs.


SERVICE -- To help serve our shareholders, Mentor has a dedicated Investor Relations Center. Our Relationship Coordinators are professionally trained and licensed to serve clients' needs.


TECHNOLOGY -- Abreast of the most advanced technology and using the latest analytical tools, our investment managers have the ability to survey the financial markets and make informed decisions about the best place to invest.


We at Mentor are honored to be a partner in the management of your financial assets. Mentor Investment Group provides diversified investment styles and services to over one million shareholders. We serve individuals, corporations, endowments, foundations, public funds, and municipalities. To learn more about Mentor, please contact your consultant or us at (800) 382-0016.

We look forward to making the Mentor formula work for you and to a mutually beneficial relationship.


Sincerely,


/s/ Daniel Ludeman                                /s/ Paul F. Costello
Daniel J. Ludeman                                 Paul F. Costello
CHAIRMAN                                          PRESIDENT


                                 [Mentor Logo]





                              THE MENTOR MISSION

  TO PROVIDE PROFESSIONAL INVESTMENT MANAGEMENT SERVICES THROUGH A FIRM THAT IS SECOND TO NONE IN THE QUALITY OF ITS INVESTMENT PROCESS, THE SKILL AND TRAINING OF ITS PROFESSIONALS, AND THE COMMITMENT, SHARED BY ALL ITS ASSOCIATES, TO DELIVER THE HIGHEST LEVEL OF SERVICE AND ETHICAL BEHAVIOR TO CLIENTS.

  FOR MORE INFORMATION AND A PROSPECTUS FOR THE FUNDS, PLEASE CALL US,
  (800)382-0016, OR CONTACT YOUR CONSULTANT. THE PROSPECTUS CONTAINS COMPLETE INFORMATION ABOUT FEES, SALES CHARGES, AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

MENTOR GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE SMALL-CAPITALIZATION GROWTH TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


The 12 months ended September 30, 1998 were particularly difficult ones for small-cap. managers. The Mentor Growth Portfolio suffered along with most managers. The problems began late in the third quarter of 1997 as the Far East economic situation began to deteriorate and investors worried about the eventual impact of this on the U.S. economy. Fear in the financial markets often leads to a flight to perceived or real safety and investors fled small-caps for bonds and large-cap. stocks. Proof of this lay in the Russell 2000's negative 3.4% return in the fourth quarter of 1997 versus the S&P 500's 2.9% gain.


In the first and second quarters of 1998 the relative performance of small-caps remained much the same as the final quarter of 1997. Small-cap. growth stocks, in spite of very strong earnings results continued to under perform their large-cap. brethren. By mid-year 1998 the forward P/E of the Mentor Growth Portfolio (based on the next 12 months earnings) for only the second time in its history, was at a discount to the P/E of the S&P 500.


In the third quarter of 1998, matters seemed to come to a head as small-caps as represented by the Russell 2000 were down 16.2% year-to-date and 19% for the trailing 12 months. The S&P 500 return for the trailing 12-month period was 9.1%, emphasizing the disparate market returns. It is particularly interesting to review where the strength in the market was on a capitalization basis as shown below.


                                AVERAGE YTD            NUMBER
  BY CAPITALIZATION      DECLINE (1/1/98-9/30/98)     OF ISSUES
---------------------   --------------------------   ----------
   $250 million                    (28.6%)           5,757
  $250-2 Billion                   (25.1%)           1,905
  $2-5 Billion                     (19.3%)             372
  $5-20 Billion                     (8.9%)             316
  >$20 Billion                      2.06%              138

What is interesting from these numbers is the fact that the only group that seemed to attract much buying interest was the very small group of stocks over $20 billion in market capitalization. The vast predominance of stocks under $2 billion in capitalization were hammered in performance terms.


The flight to perceived investment safety, as illustrated above and caused largely by the worry over the Asian (and later Russian and South American) economic contagion, continued to impact small-caps despite the fact that this sector of the world would have little if any influence on the profit prospects of small-cap. stocks whose operations are mainly domestic. It is also interesting to note that as Mentor Growth Portfolio's small-caps stocks were being penalized by the market, these same companies were reporting superb earnings results for the second quarter. 84% of the Portfolio's holdings reported earnings that were in line with or better that the consensus expectation. Growth rates for earnings averaged 35% over the year ago period. These results followed on the heels of more than 85% positive or as expected earnings results in the first quarter and earnings growth rates exceeding 30%.


In view of the unusual deterioration of small-cap. stock prices, it may be helpful to examine these recent events within a broader historical context. History has illustrated time and again, that small-cap. stocks tend to discount economic events by as much as six to nine months. The economic and market events of 1989 to 1991 were a case in point.


The last time small-cap. valuations suffered as they have this year was the crash of 1990. Small-caps under performed larger companies throughout the latter part of 1989 and then through the bulk of

MENTOR GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE SMALL-CAPITALIZATION GROWTH TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

1990. This was a period leading up to a recession, which officially began in the third quarter of 1990 and lasted through the first quarter of 1991. A recession is simple to identify in hindsight but extremely difficult to predict or identify definitively at the time it is taking place. The only hint of slowing economic growth that we had in 1990 was from late summer conversations with a number of our companies where management expressed concerns that business trends were slowing from the robust levels earlier in the year.


What makes the above review interesting is the action of our portfolio during that period. The Mentor Growth Portfolio declined by nearly 30% from September through the end of October of 1990, the period marking the beginning of the 1990 recession. In late October and early November the stocks in the Portfolio bottomed out and began what would become a very strong upward move. Between October 1990 and August 1991, the Portfolio gained over 74%, easily erasing the declines of the previous year. This upward trend continued until mid-1994, rewarding patient holders with excellent returns.


During 1998, we have remarked periodically that the spread between the performance of large and small companies may be forecasting a coming economic slowdown. This type of flight to the perceived quality of large-capitalization stocks is often associated with such times. And for the first time since the economic expansion of the 1990s began, a small group of economic forecasters are suggesting the possibility of negative economic growth or recession.


With the third quarter now over and earnings about to be reported for our companies, we are guardedly optimistic about the pending results. There are many companies in the portfolio that we know will report very good earnings, and there are a smaller number that we suspect will not meet analysts' estimates. However, we also believe that with the P/E of the Portfolio currently at less than 13 times estimated 1999 earnings results, much of a pending slowdown in earnings growth expectations is already reflected in our stocks. It does seem likely that the 30% growth rate in earnings which is projected for our companies will contract somewhat as analysts become less enthusiastic over the next year, much as happened as we entered the recessionary period of 1990 and 1991. However, particularly when compared to the anemic 2% growth in earnings presently projected for the S&P 500, we continue to believe that small-caps. represent a compelling value. We believe that on the whole, the companies in the Portfolio are excellent ones and as the unknowns of a possible recession become better recognized, the market will once again recognize the outstanding investment characteristics of these companies.


November 1998

MENTOR GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class A and the Russell 2000.~


                                   [GRAPH]

                   Class A           Russell 2,000
 6/5/95              9425              10000
9/30/95             11251              11557
9/30/96             14640              13076
9/30/97             18418              17416
9/30/98             14352              14103

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                              1-Year     Since Inception+++
                  Class A    (26.57%)         11.47%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  ~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

 ++ Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
+++ Reflects operations of Mentor Growth Portfolio Class A Shares from the date of issuance on 6/5/95 through 9/30/98.

MENTOR GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                            PERFORMANCE COMPARISON


Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class B Shares and the Russell 2000.~

                                    [GRAPH]

               Class B        Russell 2000
 9/30/88       10000                10000
12/31/88        8737                 8860
12/31/89       10252                10835
12/31/90        9096                 8290
12/31/91       13667                12108
12/31/92       15796                14337
12/31/93       18260                17048
12/31/94       17443                16737
 9/30/95       23042                21041
 9/30/96       29535                23804
 9/30/97       36817                31706
 9/30/98       32972                28788

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                        1-Year       5-Year         10-Year
Class B                (25.53%)       9.87%           8.19%





PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

+ Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

MENTOR GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class Y and the Russell 2000.~

[GRAPH]
               Class Y Shares      Russell 2,000
11/19/97             10000           10000
12/31/97             10021           10109
 3/31/98             11314           11126
 6/30/98             10713           10607
 9/30/98              8301            8470

Total Returns as of 9/30/98

               1-Year         Since Inception++
Class Y        n/a              (18.36%)




PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 ~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

 + Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.
++ Reflects operations of Mentor Growth Portfolio Class Y Shares from the date of issuance on 11/19/97 through 9/30/98.

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                           SHARES            MARKET VALUE
COMMON STOCKS - 84.17%
CAPITAL GOODS & CONSTRUCTION - 3.67%
Conrad Industries, Inc. *                  225,700         $ 1,495,262
Denali, Inc. *                             180,950           2,442,825
Motivepower Industries, Inc. *             282,500           6,603,437
Pentacon, Inc. *                           159,500           1,016,813
Rental Service Corporation *               237,900           4,282,200
Waste Industries, Inc. *                    95,750           1,986,812
                                                           -----------
                                                            17,827,349
                                                           -----------
CONSUMER CYCLICAL - 14.81%
Cadmus Communications
   Corporation                             192,900           3,761,550
Central Garden & Pet
   Company *                               237,200           4,388,200
Chancellor Media
   Corporation *                           110,950           3,702,956
Chattem, Inc.                              121,100           3,307,544
Clear Channel
   Communications                          113,712           5,401,320
Dollar General Corporation                 105,116           2,798,720
Dollar Tree Stores, Inc. *                 136,575           4,276,505
Fairfield Communities, Inc. *              239,450           2,394,500
Family Dollar Stores                       348,900           5,495,175
Galey & Lord, Inc. *                       171,700           2,049,669
Keystone Automotive
   Industries, Inc. *                      303,300           5,990,175
Lamar Advertising Company *                111,300           3,116,400
Mail Well Holdings, Inc. *                  76,300             653,319
Media Arts Group, Inc. *                   190,300           1,736,487
Metro Networks, Inc. *                      75,600           2,768,850
Outdoor Systems, Inc. *                    469,589           9,156,986
Papa John's
   International, Inc. *                   112,500           3,712,500
SCP Pool Corporation *                     253,075           3,289,975
Suburban Lodges of America *               195,150           1,305,066
Travel Services
   International, Inc. *                   198,250           2,688,766
                                                           -----------
                                                            71,994,663
                                                           -----------
CONSUMER STAPLES - 5.70%
Celestial Seasonings, Inc. *               154,800           2,341,350
Natrol, Inc. *                             171,900           1,525,612
Omega Protein Corporation *                158,000             878,875
Rexall Sundown, Inc. *                     196,700           3,036,556
Richfood Holdings, Inc.                    274,725           4,223,897
Twinlab Corporation *                      117,000           2,998,125
US Foodservice *                           151,100           6,289,537
Wild Oats Markets, Inc. *                  112,300           3,046,137
Whole Foods Market, Inc. *                  80,050           3,372,106
                                                           -----------
                                                            27,712,195
                                                           -----------


                                           SHARES            MARKET VALUE
COMMON STOCKS (CONTINUED)
ENERGY - 2.14%
Core Laboratories N.V. *                   340,500         $ 5,873,625
Global Industries, Limited *               265,850           3,073,891
Unifab International, Inc. *               140,000           1,470,000
                                                           -----------
                                                            10,417,516
                                                           -----------
FINANCIAL - 7.28%
Concord EFS, Inc. *                        351,316           9,068,344
Hibernia Corporation -
   Class A                                 196,000           2,829,750
Markel Corporation *                        66,360          10,119,900
National Commerce
   Bancorporation                          424,834           7,009,761
NOVA Corporation *                         208,423           6,395,965
                                                           -----------
                                                            35,423,720
                                                           -----------
HEALTH - 19.18%
American Dental
   Partners, Inc. *                         68,600             591,675
Assisted Living
   Concepts, Inc. *                        132,600           1,881,262
Brookdale Living
   Communities *                           213,800           4,489,800
Curative Health
   Services, Inc. *                        185,450           5,679,406
Express Scripts, Inc. -
   Class A *                                77,300           6,357,925
Health Management
   Associates, Inc. *                      310,061           5,658,613
Henry Schein, Inc. *                       120,250           4,178,687
Mecon, Inc. *                              184,600           1,384,500
Medquist, Inc. *                           217,050           6,864,206
Molecular Devices
   Corporation *                           232,000           3,973,000
Monarch Dental
   Corporation *                           113,000           1,490,187
NCS Healthcare, Inc. -
   Class A *                               131,350           2,315,044
Omnicare, Inc.                             140,660           4,958,265
Osteotech, Inc. *                          190,450           5,046,925
Pharmaceutical Product
   Development *                           117,450           3,288,600
Priority Healthcare
   Corporation - Class B *                 120,700           2,761,013
Province Healthcare
   Company *                               222,700           7,585,719
QuadraMed Corporation *                    201,400           4,053,175
Serologicals Corporation *                 376,050           9,448,256
Sunrise Assisted Living, Inc. *            175,200           6,011,550
United Payors &
   Providers, Inc. *                       171,450           3,343,275
Wesley Jessen Visioncare, Inc. *            90,000           1,912,500
                                                           -----------
                                                            93,273,583
                                                           -----------

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                    SHARES      MARKET VALUE
COMMON STOCKS (CONTINUED)
TECHNOLOGY - 18.23%
ADE Corporation *                  246,400     $2,402,400
Applied Micro Circuits *           135,100      2,009,612
Aspect Development, Inc. *          54,050      2,128,219
ATMI, Inc. *                       147,950      2,052,806
Benchmark Electronics, Inc. *      289,440      6,602,850
Billing Concepts
   Corporation *                   214,350      3,000,900
Black Box Corporation *            111,350      2,700,237
C&D Technologies, Inc.             150,600      3,595,575
Carrier Access Corporation *        30,100        538,037
Cerprobe Corporation               278,800      3,066,800
CSG Systems
   International, Inc. *           119,600      5,292,300
Cumulus Media - Class A *          220,550      1,791,969
E.spire Communications, Inc. *     196,600      1,769,400
FORE Systems, Inc. *               196,400      3,265,150
Genesis Microchip, Inc. *           25,000        235,937
ICG Communications *               167,500      2,826,562
ITC DeltaCom *                     209,100      4,338,825
Medialink Worldwide, Inc. *        180,000      3,015,000
Network Appliance, Inc. *           37,100      1,878,187
Optek Technology, Inc. *           222,900      3,956,475
Parlex Corporation *               219,950      2,020,791
PCD, Inc. *                        216,200      2,702,500
Powerwave Technologies,
   Inc. *                          158,300      1,345,550
PRI Automation, Inc. *             238,800      2,985,000
RF Micro Devices, Inc. *           163,400      2,961,625
SCB Computer
   Technology, Inc. *              498,150      3,860,663
Segue Software, Inc. *             223,000      3,679,500
Sipex Corporation *                239,500      6,077,313
Speedfam International, Inc. *     236,700      2,544,525
World Access, Inc.                 197,750      4,004,438
                                               ----------
                                               88,649,146
                                               ----------
TRANSPORTATION - 6.05%
Atlantic Coast Airlines, Inc. *    222,750      5,206,781
Carey International, Inc. *        107,850      1,617,750
Coach USA, Inc. *                  180,350      4,452,391
Comair Holdings, Inc.              190,225      5,468,969
Covenant Transport, Inc. -
   Class A *                       217,700      2,476,338
Hunt (JB) Transportation
   Services, Inc.                   86,850      1,259,325
Mesaba Holdings, Inc.              379,775      5,506,738
M.S. Carriers, Inc. *               89,850      1,785,769
US Xpress Enterprises -
   Class A *                       135,650      1,661,713
                                               ----------
                                               29,435,774
                                               ----------


                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT       MARKET VALUE
COMMON STOCKS (CONTINUED)
MISCELLANEOUS - 7.11%
ABR Information
   Services, Inc. *                          130,500   $  1,786,219
AccuStaff, Inc. *                            145,635      2,120,810
AHL Services, Inc. *                         261,050      8,549,388
Butler International, Inc. *                 150,600      3,002,588
Gulf Island Fabrication, Inc. *              184,350      3,133,950
Kulicke & Soffa Industries,
   Inc.                                      186,400      2,493,100
Meta Group, Inc. *                            76,750      2,508,766
NFO Worldwide, Inc. *                        188,750      1,875,703
Rock of Ages Corporation *                   129,800      1,444,025
Romac International, Inc. *                  186,667      3,360,006
Select Appointments
   Holding~                                  133,850      2,325,644
StaffMark, Inc. *                            106,850      1,950,013
                                                       ------------
                                                         34,550,212
                                                       ------------
TOTAL COMMON STOCKS
   (COST $392,590,559)                                  409,284,158
                                                       ------------
SHORT-TERM INVESTMENT - 14.75%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%, due
   10/01/98, collateralized by
   $72,638,658 Federal
   National Mortgage
   Association, 6.00%,
   8/01/13, market value
   $73,365,044 (cost
   $71,719,983)                          $71,719,983     71,719,983
                                                       ------------
TOTAL INVESTMENTS
   (COST $464,310,542)-98.92%                           481,004,141
OTHER ASSETS LESS LIABILITIES - 1.08%                     5,256,518
                                                       ------------
NET ASSETS - 100.00%                                   $486,260,659
                                                       ============

     *  Non-income producing.
     ~  American Depository Receipts.

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $476,835,969 and $493,255,955, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $465,111,603. Net unrealized appreciation aggregated $15,892,538, of which $88,762,155, related to appreciated investment securities and $72,869,617, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                              $409,284,158
Repurchase agreements                                71,719,983
                                                   ------------
  Total investments
     (cost $464,310,542)                            481,004,141
Collateral for securities
  loaned (Note 2)                                   115,219,699
Receivables
  Investments sold                                    9,099,966
  Fund shares sold                                      958,924
  Dividends and interest                                 60,844
Other                                                    74,079
                                                   ------------
  TOTAL ASSETS                                      606,417,653
                                                   ------------
LIABILITIES
Payables
  Investments purchased          $ 1,944,829
  Securities loaned (Note 2)     115,219,699
  Fund shares redeemed             2,791,991
Accrued expenses and other
  liabilities                        200,475
                                 -----------
  TOTAL LIABILITIES                                 120,156,994
                                                   ------------
NET ASSETS                                         $486,260,659
                                                   ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                       $451,922,136
  Accumulated undistributed
     net investment income                                    -
  Accumulated net realized
     gain on investment
     transactions                                    17,644,924
  Net unrealized appreciation
     of investments                                  16,693,599
                                                   ------------
NET ASSETS                                         $486,260,659
                                                   ============
NET ASSET VALUE PER SHARE
Class A Shares                                     $      14.60
Class B Shares                                     $      14.18
Class Y Shares                                     $      14.63
OFFERING PRICE PER SHARE
Class A Shares                                     $      15.49 (a)
Class B Shares                                     $      14.18
Class Y Shares                                     $      14.63
SHARES OUTSTANDING
Class A Shares                                        5,323,225
Class B Shares                                       27,027,617
Class Y Shares                                        1,732,865

(a) Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends                                             $     524,466
Interest                                                  3,725,963
                                                      -------------
  TOTAL INVESTMENT
     INCOME (NOTE 2)                                      4,250,429
EXPENSES
Management fee (Note 4)           $  4,204,377
Distribution fee (Note 5)            3,638,580
Shareholder service fee
  (Note 5)                           1,489,460
Transfer agent fee                     800,563
Administration fee (Note 4)            600,625
Shareholder reports and
  postage expenses                     142,288
Registration expenses                  130,378
Custodian and accounting fees           84,516
Legal fees                              22,254
Directors' fees and expenses            17,864
Audit fees                              12,320
Organizational expenses                  8,526
Miscellaneous                           61,523
                                  ------------
 Total expenses                                          11,213,274
                                                      -------------
NET INVESTMENT LOSS                                      (6,962,845)
                                                      -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized gain on
  investments (Note 2)              37,565,972
Change in unrealized
  appreciation on investments     (173,567,460)
                                  ------------
NET LOSS ON INVESTMENTS                                (136,001,488)
                                                      -------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                           $(142,964,333)
                                                      =============

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED       YEAR ENDED
                                                                       9/30/98           9/30/97
NET INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment loss                                               $   (6,962,845)   $  (6,118,383)
 Net realized gain on investments                                      37,565,972       35,210,825
 Change in unrealized appreciation on investments                    (173,567,460)      90,598,141
                                                                   --------------    -------------
 Increase (decrease) in net assets resulting from operations         (142,964,333)     119,690,583
                                                                   --------------    -------------
Distributions to Shareholders
 From net realized gain on investments
  Class A                                                              (6,599,466)      (5,768,516)
  Class B                                                             (31,307,757)     (52,589,913)
  Class Y                                                                     (10)               -
                                                                   --------------    -------------
  Total distributions to shareholders                                 (37,907,233)     (58,358,429)
                                                                   --------------    -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                         313,753,597      168,560,541
 Reinvested distributions                                              36,935,409       57,233,448
 Cost of shares redeemed                                             (294,819,420)     (87,713,664)
                                                                   --------------    -------------
 Change in net assets resulting from capital share transactions        55,869,586      138,080,325
                                                                   --------------    -------------
 Increase (decrease) in net assets                                   (125,001,980)     199,412,479
Net Assets
 Beginning of year                                                    611,262,639      411,850,160
                                                                   --------------    -------------
 End of year                                                       $  486,260,659    $ 611,262,639
                                                                   ==============    =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                                 YEAR           YEAR            YEAR               PERIOD
                                                                ENDED           ENDED          ENDED               ENDED
                                                               9/30/98         9/30/97        9/30/96           9/30/95 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $ 19.94        $ 18.47         $ 16.08           $   13.37
                                                              -------        ---------       -------           ---------
Income from investment operations
 Net investment loss                                            (0.12)        ( 0.17)          (0.10)             ( 0.01)
 Net realized and unrealized gain (loss) on investments         (4.03)          4.19            4.23                2.72
                                                              --------       ---------       --------          ----------
 Total from investment operations                               (4.15)          4.02            4.13                2.71
                                                              --------       ---------       --------          ----------
Less distributions
 From capital gains                                             (1.19)         (2.55)          (1.74)                  -
                                                              --------       ---------       --------          ----------
Net asset value, end of period                                $ 14.60        $ 19.94         $ 18.47           $   16.08
                                                              ========       =========       ========          ==========
TOTAL RETURN*                                                  (22.08%)        25.81%          29.15%              20.27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $  77,720      $ 105,033       $  40,272          $   20,368
Ratio of expenses to average net assets                          1.26%          1.28%           1.28%               1.36% (a)
Ratio of net investment loss to average net assets              (0.56%)       (0.67%)          (0.39%)             (0.65%)(a)
Portfolio turnover rate                                            88%            77%            105%                 70%
Average commission rate on portfolio transactions           $  0.0658      $  0.0651      $   0.0602

(a) Annualized.
(b) For the period from June 5, 1995 (initial offering of Class A Shares) to September 30, 1995.
* Total return does not reflect sales commissions and is not annualized.



SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                          YEAR         YEAR         YEAR
                                                         ENDED         ENDED        ENDED
                                                        9/30/98       9/30/97      9/30/96
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $ 19.53      $ 18.29      $ 16.05
                                                       --------     ---------    ---------
Income from investment operations
 Net investment loss                                     (0.23)       (0.22)       (0.17)
 Net realized and unrealized gain (loss) on
  investments                                            (3.93)        4.01         4.15
                                                       --------     ---------    ---------
 Total from investment operations                        (4.16)        3.79         3.98
                                                       --------     ---------    ---------
Less distributions
 From capital gains                                      (1.19)       (2.55)       (1.74)
                                                       --------     ---------    ---------
Net asset value, end of period                         $ 14.18      $ 19.53      $ 18.29
                                                       ========     =========    =========
TOTAL RETURN*                                           (22.62%)      24.66%       28.18%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)             $ 383,188    $ 506,230    $ 371,578
Ratio of expenses to average net assets                   2.01%        2.03%        2.03%
Ratio of net investment loss to average net assets       (1.30%)      (1.42%)      (1.13%)
Portfolio turnover rate                                     88%          77%         105%
Average commission rate on portfolio transactions    $  0.0658    $  0.0651    $  0.0602



                                                             PERIOD             YEAR          YEAR
                                                             ENDED             ENDED         ENDED
                                                          9/30/95 (b)         12/31/94      12/31/93
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $    12.15           $ 13.78       $ 12.81
                                                         ----------           -------       -------
Income from investment operations
 Net investment loss                                          (0.13)            (0.15)        (0.08)
 Net realized and unrealized gain (loss) on
  investments                                                  4.03             (0.47)         2.07
                                                         -----------          -------       -------
 Total from investment operations                              3.90             (0.62)         1.99
                                                         -----------          -------       -------
Less distributions
 From capital gains                                              --             (1.01)        (1.02)
                                                         -----------          -------       -------
Net asset value, end of period                           $    16.05           $ 12.15       $ 13.78
                                                         ===========          =======       =======
TOTAL RETURN*                                                 32.10%            (4.48%)       15.60%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $  246,326          $190,126      $186,978
Ratio of expenses to average net assets                        2.08% (a)         2.01%         2.02%
Ratio of net investment loss to average net assets            (1.20%)(a)        (1.20%)       (1.12%)
Portfolio turnover rate                                          70%               77%           64%
Average commission rate on portfolio transactions

CLASS Y SHARES

                                                          PERIOD ENDED
                                                           9/30/98 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $   18.12
                                                         ---------
Income from investment operations
 Net investment loss                                         (0.02)
 Net realized and unrealized loss on investments             (3.28)
                                                         -----------
 Total from investment operations                            (3.30)
                                                         -----------
Less distributions
 From capital gains                                          (0.19)
                                                         -----------
Net asset value, end of period                           $   14.63
                                                         ===========
TOTAL RETURN*                                               (18.36%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $  25,353
Ratio of expenses to average net assets                       1.01% (a)
Ratio of net investment loss to average net assets           (0.04%)(a)
Portfolio turnover rate                                         88%
Average commission rate on portfolio transactions        $  0.0658

(a) Annualized.
(b) For the period from January 1, 1995 to September 30, 1995.
(c) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

MARKETS REVIEW
The 12-month period ended September 30, 1998 marked a turbulent period for world markets. For the period the Mentor Perpetual Global Portfolio A shares returned (4.97%) while the B shares returned (5.65%), exclusive of sales charges. This compares favorably to the (7.57%) average return for its Lipper Global Funds peer group. This performance placed both share classes in the 2nd quartile of that Lipper category. The Portfolio's Morgan Stanley World Index benchmark returned 0.51% for the period due to its overweighting in Japan as compared to most managers, including Mentor.



UNITED STATES
The year began with the U.S. enjoying healthy economic growth, subdued inflation and rising corporate profits. The market began to run out of steam, however, during the second quarter of 1998 as investors became somewhat nervous about the effect of the Asian economic collapse on U.S. corporate earnings growth and concerns that the strength of the domestic economy might provoke tightening by the Federal Reserve. Mid- and small-cap. stocks fell increasingly out of favor, despite their higher expected growth rates, and significantly trailed their larger counterparts. A significant factor behind this phenomenon was the increasing nervousness of U.S. retail investors who sought reassurance by buying very large, well-known companies. Despite this, we remain reluctant to buy the mega-cap. stocks where valuations bear no rational relationship to current or foreseeable earnings.


The Federal Reserve, through its chairman, has already voiced its concern over the possible effects of international turmoil on financial markets and the U.S. economy. Interest rates have already been cut twice by 25 basis points, liquidity is being injected into U.S. money markets, and there are strong expectations of more rate cuts to come. As always, the question for investors is what exactly has been priced into the market. Intense focus on a very small range of very large companies has largely obscured the fact that most stocks have already experienced a substantial bear market. For much of the U.S. equity market, the gloomy prognostications of economic slowdown and earnings stagnation have largely been discounted. Indeed, relative to the market as a whole, small- and mid-cap. stocks stand at historically low valuations, raising the possibility that sharp reductions in interest rates and massive increases in money supply could herald a rerun of the 1989-1992 bull-run in this sector.



UNITED KINGDOM
In common with equity markets worldwide, the U.K. sharply corrected early in the fourth quarter of 1997. However, in November, despite an unexpected 0.25% rise in interest rates, the market rallied and continued to move forward strongly through the end of the first quarter 1998. In June, the Monetary Policy Committee (MPC) surprised many by raising interest rates a further 0.25% to 7.5%. Almost coincidentally, stronger than expected numbers for inflation, average earnings growth, and retail spending prompted fears of yet another rise in U.K. interest rates. In common with other world equity markets, the U.K. has seen recent indiscriminate declines and opinion appears to have shifted towards expectation of a hard landing -- or technical recession -- later in 1998. The corporate sector today enjoys robust financial strength and any downturn is unlikely to be as severe as the stock market is suggesting. With growing international pressure for cuts in Western interest rates, coupled with weakening domestic economic data and recent downward revisions to wages growth, future interest

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MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

rate cuts seem likely. With venture capitalists and directors already taking active advantage of current low valuations among small- and mid-cap. stocks, with U.K. interest rates set to fall farther, and with weaker sterling providing support to exports and protection against imports, we find ourselves more positive than the consensus about prospects for the U.K. equity market.



CONTINENTAL EUROPE
Early in the fourth quarter of 1997, Asia's deepening travails provoked corrections to European markets. However, a strong bounce in December 1997 extended into a rally that continued well into the first quarter of 1998. By the end of the first quarter, equity markets, supported by cross-border mergers and acquisitions, corporate restructuring, low interest rates, and strong mutual funds inflows, had reached new record highs. Despite sharp corrections in April and June on concerns over renewed turmoil in Asia and a possible rise in core European interest rates, European equity markets generally continued their strong upward progress throughout the second quarter. However, in the final weeks of the third quarter, European markets, already uneasy over growing signs of a downturn in exports and hesitancy in Germany's economic recovery, fell prey to the same global issues affecting other Western equity markets and corrected sharply.


It seems increasingly likely that the EMU's interest rate will be set at a fairly low level. Lower interest rates among Europe's peripheral countries will provide added support for their economies and equity markets. We expect the recent extreme market volatility to continue as the leverage that has built up in markets unwinds. This outlook is clouded by the as yet unquantifiable effects of international financial turmoil and the credit crunch resulting from extreme risk aversion within international capital markets. The disorderly markets and indiscriminate selling of recent months has introduced a number of significant valuation anomalies, and suggests that investment on the basis of fundamental analysis should be rewarded once order and a measure of calm returns to the market place.



JAPAN
In October 1997, the collapse of Asian currencies and equity markets provoked a sharp correction in the Japanese equity market. In January 1998, the market rallied strongly on hopes of successful action by the government to stimulate the domestic economy. However, as the first quarter of 1998 progressed, optimism gave way to resigned gloom as the government once more proved incapable of revitalizing an economy that was slipping back into recession, and the equity market drifted resignedly downward.


For some time, economic statistics have been universally and unremittingly dire. The manufacturing sector has been shedding labor for the last five years, and this has now spread to the service sector. Production, productivity and real wages are all declining steeply, capacity utilization has fallen off a cliff, and wholesale prices are collapsing. The recent dramatic strengthening of the yen relative to the U.S. dollar, however, coupled with an unexpected political consensus, has provided the government with a window of opportunity. They can create massive new liquidity as part of the vital rehabilitation of a banking system which is suffocating under a mountain of unrepayable loans to failed property companies and bankrupt Asian corporations. Recession is forcing corporate restructuring, and a new focus on shareholder value is sowing the seeds of Japan's next bull market. However, shorter term, this


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MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

is likely to mean higher unemployment, further depressing consumer confidence and deepening the severity of Japan's economic contraction.



ASIA
Asian markets plunged during October 1997, as currencies throughout the region buckled, revealing extreme levels of government and corporate foreign debt. At the same time, investor confidence was further undermined by ineffective, inappropriate, and occasionally ill-considered responses by regional governments. From mid-January, markets and currencies bounced dramatically from their oversold lows and, despite unhappiness at the austerity involved, South Korea and Thailand made valuable initial progress in implementing IMF reform programs. However, in April 1998, increasing unrest in Indonesia and the prospect of serious political and economic instability sparked renewed region-wide concerns. Regional currencies and equity markets sank throughout the remainder of the second quarter. A rapidly escalating financial crisis in Russia, followed by effective default on its sovereign debt, triggered a massive worldwide flight to quality and profound risk aversion. Investor confidence in emerging markets, already weak, evaporated, and Asia's equity markets sank to new lows.


Little real progress has been made in restructuring the region's commercial, financial, or legal infrastructure. Regionally, any progress in achieving long-lasting and soundly-based economic recovery remains severely hampered by a mountainous burden of foreign debt. Although there appears to be a growing acceptance amongst G-7 banks and politicians that, faced with a choice between forgiveness or default, the former is likely to prove more rewarding, actual implementation is likely to prove both difficult and protracted. In the meantime, the potential for further civil unrest and political uncertainty suggest that markets are likely to remain volatile and that, at present levels, optimism has already been discounted and further upside potential -- at least in the medium term -- is limited.



LATIN AMERICA
In October 1997, the collapse of Asian currencies and equity markets triggered dramatic declines in Latin American equity markets, with investors particularly concerned over possible devaluation of the Brazilian currency. Prompt action by the Brazilian authorities in raising interest rates to punitively high levels, and instituting government spending reforms resulted in a successful defense of the currency. Brazil's privatization program remained on course, and fading concerns over the stability of the currency allowed the government to wind down interest rates gradually, although these remained at high levels. In April 1998, renewed turmoil in Asia triggered affected investor confidence in emerging markets worldwide, and Latin America's equity markets sank throughout the remainder of the second quarter.


A brief rally in Asia fed through to Latin American equity markets but, in the closing months of the period under review, financial disarray in Russia, and fears over worldwide contagion, effectively destroyed the last vestiges of investor confidence in emerging markets. The ensuing `flight to quality' sent Latin American equity markets tumbling past their earlier New Year lows.


The region continues to suffer from investor concern over fiscal imbalances, with deficits in both government expenditure and trade accounts. The latter have, in part, been due to weak commodity prices, but much has been the product of strong

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MENTOR PERPETUAL GLOBAL PORTFOLIO
MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

domestic growth that has sucked in imports. The re-election of President Cardoso has raised hopes that, together with support from international lending institutions, Brazil's government will be able to institute the fiscal reforms necessary to restore confidence in the country's currency. This could provide something of a role model for other Latin American countries, such as Argentina, Chile and Mexico, also experiencing trade deficits and fiscal imbalances.


November 1998

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MENTOR PERPETUAL GLOBAL PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Perpetual Global Portfolio Class A and Class B Shares and the Morgan Stanley Capital International (MSCI) World Index.*

[GRAPH]
               Morgan Stanley      A Shares       B Shares
3/29/94        10000                9425          10000
9/30/94        10546                9982           9487
9/30/95        12125               10655          10587
9/30/96        13846               12501          12677
9/30/97        17256               15200          15668
9/30/98        17344               14445          14580

Average Annual Returns as of 9/30/98
Including Sales Charges

               1-Year         Since Inception++
Class A        (10.44%)       8.50%
Class B         (9.23%)       8.89%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * MSCI World Index is an arithmetic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 20 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index with gross dividends reinvested. MSCI World Index is not adjusted to reflect reinvestment of dividends on securities in the index, and is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.


 + Represents a hypothetical investment of $10,000 in Mentor Perpetual Global
    Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.


 ~ Represents a hypothetical investment of $10,000 in Mentor Perpetual Global
    Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


++ Reflects operations of Mentor Perpetual Global Portfolio Class A and Class B
     Shares from the date of commencement of operations on 3/29/94 through 9/30/98.

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MENTOR PERPETUAL GLOBAL PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Perpetual Global Portfolio Class Y Share and the Morgan Stanley Capital International (MSCI) World Index.*

[GRAPH]
               MSCI World Inc      Class Y Shares
11/19/97       10000               10000
12/31/97       10278               10304
 3/31/98       11832               11791
 6/30/98       11714               12041
 9/30/98       10187               10608

Total Returns as of 9/30/98

               1-Year         Since Inception++
Class Y Shares  n/a             1.60%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.



 * MSCI World Index is an arithmetic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 20 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index with gross dividends reinvested. MSCI World Index is not adjusted to reflect reinvestment of dividends on securities in the index, and is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.


 + Represents a hypothetical investment of $10,000 in Mentor Perpetual Global
    Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.


++ Reflects operations of Mentor Perpetual Global Portfolio Class Y Shares from the date of issuance on 11/19/97 through 9/30/98.

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                            SHARES             MARKET VALUE
COMMON STOCKS - 88.49%
ARGENTINA - 0.10%
Perez Company SA~                        4,437               $   36,609
Telecom Argentina SA~                    2,100                   62,344
Telefonica de Argentina SA~              2,020                   59,464
                                                             ----------
                                                                158,417
                                                             ----------
AUSTRIA - 0.34%
Bank Austria AG                         14,000                  535,988
                                                             ----------
BELGIUM - 1.18%
Cofinimmo                                7,576                  920,068
Fortis AG                                1,550                  382,327
G.I.B. Group SA                         11,200                  557,400
                                                             ----------
                                                              1,859,795
                                                             ----------
BRAZIL - 0.33%
Cemig CIA Energetic~ (a)                 1,700                   37,593
CIA Brasil Petro Ipiranga            4,900,000                   31,374
Companhia Cervejaria
   Brahma-                               3,500                   27,344
Companhia Vale do Rio Doce~              2,450                   35,140
Compania Paulista de Forca e
   Luz                                 370,000                   30,589
Electrobras - Centrais Eletricas
   Brasileiras SA                        2,930                   32,507
Electropaulo Metropolitana -
   Electricidade de Sao Paulo SA       690,000                   35,443
Pao de Acucar#                       2,630,000                   34,611
Petroleo Brasileiro SA~                  2,520                   25,833
Telecomonicacoes
   Brasileiras SA~                       2,030                  142,988
Telecomunicacoes de Sao
   Paulo SA                            240,000                   34,824
Telecomunicacoes de
   Minas Gerais                      1,130,000                   40,037
Telerj Celular SA*                     240,000                   10,326
                                                             ----------
                                                                518,609
                                                             ----------
CHILE - 0.09%
Chilectra SA~                            3,450                   56,411
Embotelladora Andina SA~*                1,200                   16,500
Enersis SA~                              1,500                   30,563
Telecomunicaciones de Chile~             1,700                   32,513
                                                             ----------
                                                                135,987
                                                             ----------
CHINA - 0.25%
Heilongjiang Electric Power
   Company                             180,000                   66,600
Huaneng Power International,
   Inc. - Class A~*                     15,000                  153,750
Yanzhou Coal Mining
   Company                           1,000,000                  174,216
                                                             ----------
                                                                394,566
                                                             ----------


                                            SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
FINLAND - 1.49%
Huhtamaki                                7,472               $  230,812
Metra Oyj - Class B                     38,220                  744,472
Nokia Oyj - Class A                     17,410                1,383,894
                                                             ----------
                                                              2,359,178
                                                             ----------
FRANCE - 7.04%
Accor SA                                 5,000                1,049,463
Atos SA                                  5,230                  931,443
Axa                                     10,940                1,002,522
Casino Guichard Perrachn                 7,350                  741,814
Compagnie de Saint - Gobain              3,250                  431,352
Colas                                    1,730                  329,121
Comptoirs Modernes                       1,320                  825,280
Elf Aquitaine SA                        10,400                1,283,721
Entrelec                                12,000                  531,609
Genset SA~*                             30,000                  772,500
ISIS                                     5,460                  370,626
SEB SA                                   1,270                   98,821
Serp Recyclage                           3,039                  295,317
Societe Generale D'Enterprises          12,610                  471,909
Total SA - Class B                       8,450                1,065,664
Vivendi                                  4,760                  948,922
                                                             ----------
                                                             11,150,084
                                                             ----------
GERMANY - 5.41%
Allianz AG                               3,785                1,172,150
Ava Allg Handels Der Verbrau             3,400                1,384,887
Porsche AG                                 805                1,408,009
Prosieben Media AG                      12,650                  697,116
Sauer, Inc.                             34,050                  270,272
Siemens AG                              13,850                  757,438
Veba AG                                 35,920                1,864,742
Viag AG                                  1,550                1,014,331
                                                             ----------
                                                              8,568,945
                                                             ----------
GREAT BRITAIN - 10.50%
Abbey National PLC                      31,250                  538,886
Allied Zurich PLC*                      28,500                  291,247
Arcadia Group                           55,700                  228,062
Arriva PLC                              35,000                  223,582
Asda Group                             108,000                  313,762
BAA PLC                                 32,250                  327,925
Barclays PLC                            26,000                  422,733
Bass PLC                                23,571                  285,127
BAT Industries PLC                      32,500                  244,054
Britannic Assurance PLC                 15,000                  322,885
British Aerospace PLC                   81,000                  488,189
British Airways PLC                     34,500                  213,208
British Biotech PLC*                   150,000                   89,832

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                          SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
GREAT BRITAIN (CONTINUED)
British Petroleum
   Company PLC                             24,000          $  366,565
Burmah Castrol PLC                         25,000             353,806
Celltech PLC*                              25,000             112,555
Centrica PLC*                             149,500             288,282
Debenhams PLC                              40,000             226,640
Dixons Group                               16,000             163,507
Emap PLC                                   25,000             397,554
Enterprise Oil PLC                         75,000             506,499
Glaxo Wellcome PLC                         31,000             912,727
Granada Group PLC                          36,000             470,032
Great Universal Stores PLC                 22,000             245,379
Greenalls Group PLC                        40,000             197,078
House of Fraser                            50,000              70,506
Iceland Group PLC                          31,250             101,169
III Group PLC                              30,000             257,136
Imperial Chemical
   Industries PLC                          30,000             236,239
Inchcape PLC                               90,000             177,370
Lloyds TSB Group PLC                       54,000             603,212
Medeva PLC                                 80,000             125,043
Meggitt PLC                                50,000             113,830
National Westminster Bank                  28,250             377,963
Northern Foods PLC                         73,400             223,218
PowerGen PLC                               44,000             653,348
Prudential Corporation PLC                 33,000             479,639
Rank Group PLC                             61,750             251,784
Reckitt & Colman PLC                       13,300             198,506
Reuters Group PLC                          32,000             268,298
Rolls-Royce PLC                           138,000             478,875
Sainsbury (J.) PLC                         51,000             489,119
Scotia Holdings *                          30,000              50,968
Signet Group                              312,500             136,712
Smith (H.W.) Group PLC                     33,750             280,104
SmithKline Beecham PLC                     47,000             518,630
Spirax-Sarco Engineering PLC               30,000             221,203
Stakis PLC                                260,000             375,468
Standard Chartered                         51,500             366,389
Tate & Lyle PLC                            35,282             195,412
Tesco PLC                                 112,400             332,274
Trinity PLC                                35,000             241,421
United Assurance Group PLC                 23,000             229,180
United News & Media PLC                    35,000             331,210
                                                           ----------
                                                           16,614,342
                                                           ----------
GREECE - 0.00%
Heilenic Telecommunication
   organization SA                            122               2,926
                                                           ----------


                                          SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
HONG KONG - 1.84%
Cheung Kong                                20,000          $   92,657
China Foods Holdings,
   Limited *                              575,000             143,954
China Telecom *                            40,000              62,976
Citic Pacific, Limited                     70,000             122,855
Elec & Eltek International
   Company, Limited                       735,000             132,791
First Tractor Company                     305,000              78,720
GZI Transport, Limited -
   Warrants                                60,000                  77
GZI Transport, Limited                    484,000             101,185
HKR International, Limited                840,000             260,163
Hong Kong Electric                         35,000             120,370
Hong Kong & China Gas                     100,000             122,596
HSBC Holdings PLC                          33,454             613,683
Hung Hing Printing Group                  238,000              79,088
Hutchison Whampoa, Limited                 48,000             252,729
National Mutual Asia, Limited             280,000             136,405
New World Development                     130,951             175,750
Road King Infrastructure,
   Limited                                464,544             254,783
Swire Pacific,
   Limited - Class A                       50,000             157,440
                                                           ----------
                                                            2,908,222
                                                           ----------
INDIA - 0.34%
BSES, Limited #*                            8,000             103,000
Hindalco Industries, Limited #              5,000              54,500
Indian Opportunity Fund,
   Limited*                                11,000              93,390
Mahanagar Telephone Nigam,
   Limited #*                               2,000              22,700
Tata Electric #                             1,500             262,500
                                                           ----------
                                                              536,090
                                                           ----------
INDONESIA - 0.06%
Bat Indonesia                              36,000              50,131
Gudang Garam                               80,000              42,804
                                                           ----------
                                                               92,935
                                                           ----------
IRELAND - 2.05%
Bank of Ireland                            72,465           1,289,008
CRH PLC                                    80,000           1,007,138
Elan Corporation PLC~ *                    13,250             954,828
                                                           ----------
                                                            3,250,974
                                                           ----------
ITALY - 4.77%
Assicurazioni Generali                     15,020             488,729
ENI SPA                                   192,000           1,177,350
Finmeccanica SPA                          192,030             159,526
Grupo Editoriale L'Espresso               174,000           1,370,618
Ina SPA                                   185,000             470,809

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MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                        SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
ITALY (CONTINUED)
Istituto Mobiliare Italiano              76,000          $1,003,908
Rinascente SPA                           90,850             797,108
Telecom Italia Mobile                   105,500             614,966
Telecom Italia SPA                      185,000           1,275,108
Telecom Moblit                           61,000             196,267
                                                         ----------
                                                          7,554,389
                                                         ----------
JAPAN - 8.87%
Asahi Glass Company, Limited            275,000           1,327,239
Daiwa House Industry
   Company, Limited                     170,000           1,541,499
Kirin Brewery Company,
   Limited                              160,000           1,277,660
Kokusai Securities Company,
   Limited                              200,000           1,396,709
Mitsui Chemicals, Inc.                  500,000           1,429,616
Nippon Steel Corporation                880,000           1,261,280
Sony Music Entertainment,
   Inc.                                  40,000           1,310,420
Sumitomo Warehouse                      360,000           1,376,819
Tokyo Electric Power
   Company                               75,000           1,431,444
Tokio Marine & Fire
   Insurance                            190,000           1,695,064
                                                         ----------
                                                         14,047,750
                                                         ----------
KOREA - 0.08%
Atlantis Korean Smaller
   Companies *                           20,000             100,200
CITC Seoul Excel *                            2               3,700
LG Electronics #                          6,400               8,000
Samsung Electronics # (a)                   475               7,030
                                                         ----------
                                                            118,930
                                                         ----------
MALAYSIA - 0.08%
Boustead Holdings Berhad (c)             84,000              46,802
IOI Corporation (c)                     100,000              37,319
Nanyang Press Berhad (c)                 60,000              48,568
                                                         ----------
                                                            132,689
                                                         ----------
MEXICO - 0.31%
Cemex SA~*                                5,600              27,368
Cifra SA                                 34,500              41,982
Coca-Cola Femsa SA~                       2,900              35,344
Corporacion Geo SA*                       9,600              17,881
DESC SA~                                  2,002              27,528
Empresas La Moderna SA~                   1,800              43,030
Grupo Carso SA~                           7,800              46,539
Grupo Televisa #*                         1,400              26,928
Kimberly-Clark de Mexico SA~              2,680              35,845
Panamerican
   Beverages - Class A *                  2,000              35,625


                                        SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
MEXICO (CONTINUED)
Telefonos de Mexico SA                    3,500          $  154,875
                                                         ----------
                                                            492,945
                                                         ----------
NETHERLANDS - 1.14%
Baan Company NV *                        23,000             595,117
Royal Dutch Petroleum                    12,748             633,285
Vendex International NV                  15,325             569,960
Vendex International NV -
   Coupon                                15,325               2,036
                                                         ----------
                                                          1,800,398
                                                         ----------
PERU - 0.01%
Telefonica del Peru SA~                   2,500              30,625
                                                         ----------
PHILIPPINES - 0.13%
Benpres Holdings #*                      68,000             187,000
Benpres Holdings - Rights                27,200              27,336
                                                         ----------
                                                            214,336
                                                         ----------
PORTUGAL - 1.38%
BPI SGPS SA                              28,060             773,990
Cimpor Cimentos de Portugal              15,000             418,391
Elec de Portugal                         29,600             681,196
Jeronimo Martins                          9,050             306,623
                                                         ----------
                                                          2,180,200
                                                         ----------
SINGAPORE - 0.72%
City Developments, Limited               30,000              65,700
GP Batteries International,
   Limited                              190,000             245,161
Marco Polo Developments,
   Limited                              120,000              62,504
Overseas Chinese Bank *                  80,287             201,490
Overseas Union Bank, Limited             80,000             114,117
Singapore Airlines, Limited              20,000             109,500
Singapore Press Holdings                 10,000              82,865
United Overseas Bank                     87,000             253,353
                                                         ----------
                                                          1,134,690
                                                         ----------
SPAIN - 6.22%
Acciona SA                                5,000           1,252,952
Argentaria Corp Bancaria de
   Espana SA                             45,143             898,946
Baron de Ley*                            30,000           1,015,050
Centros Comerciales
   Continente, SA                        50,560           1,286,587
Gas Natural SDG SA                       11,600             821,767
Prosegur CIA de Seguridad SA            116,895           1,450,218
Tabacalera SA                            64,000           1,405,280
Telefonica SA                            24,745             903,529
Viscofan Envolturas
   Celulosicas SA                        29,960             779,279

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                         SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
SPAIN (CONTINUED)
Viscofan Envolturas
   Celulosicas SA - Warrants              29,960          $  38,647
                                                          ---------
                                                          9,852,255
                                                          ---------
SWEDEN - 1.88%
BPA AB                                   265,000            673,829
Celsius AB - Class B                      56,360          1,060,489
ForeningsSparbanken AB                    54,040          1,236,692
                                                          ---------
                                                          2,971,010
                                                          ---------
SWITZERLAND - 4.19%
Jelmoli Holding AG                           880          1,026,295
Nestle SA                                    790          1,575,994
Novartis AG                                1,056          1,697,402
Roche Holding
   AG - Genussshein                          152          1,640,565
UBS AG*                                    3,525            689,424
                                                          ---------
                                                          6,629,680
                                                          ---------
TAIWAN - 0.20%
Formosa Growth Fund *                      5,000             88,125
Taipei Fund *                                 20            161,000
Taiwan Semiconductor~                      5,900             75,228
                                                          ---------
                                                            324,353
                                                          ---------
THAILAND - 0.08%
Cogenaration PLC                          67,000             30,493
Electricity Generating Public
   Company                                40,000             95,575
                                                          ---------
                                                            126,068
                                                          ---------
UNITED STATES - 27.41%
AccuStaff, Inc. *                         25,000            364,063
American Home Products
   Company                                14,000            733,250
American Tower
   Corporation *                          10,000            255,000
Anadarko Petroleum
   Corporation                            12,000            471,750
Anheuser-Busch Companies,
   Inc.                                   11,000            594,000
Associates First Capital                  19,100          1,246,275
Aurora Foods, Inc.*                        9,800            134,750
BankBoston Corporation*                   10,800            356,400
Baxter International, Inc.                14,500            862,750
Bell Atlantic Corporation                 18,900            915,469
Borders Group, Inc. *                     18,000            400,500
Bristol-Myers Squibb
   Company*                                9,700          1,007,588
Burlington Northern                       16,500            528,000
Cardinal Health, Inc.                      5,800            598,850
Chase Manhattan Corporation               11,700            506,025
Chevron Corporation                       10,000            840,625


                                         SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
Columbia/HCA Healthcare
   Corporation                            27,900          $ 559,744
Comcast Corporation - Class A             15,000            704,063
Compaq Computer
   Corporation                            24,500            774,813
CompUSA, Inc.                              7,600            131,576
Conseco, Inc.                             20,600            629,588
Consolidated Stores
   Corporation*                           15,000            294,375
Duke Energy Corporation                    7,700            509,644
El Paso Energy Corporation                20,000            648,750
EMC Corporation*                          15,000            857,813
Federal National Mortgage
   Association                             6,300            404,775
HealthSouth Corporation *                 50,000            528,125
Intel Corporation                         19,600          1,680,700
International Business
   Machines, Inc.                         11,000          1,408,000
Lilly (Eli) & Company                      9,000            704,813
Lockheed Martin Corporation                6,100            614,956
Mail-Well Holdings*                       19,600            167,825
MBNA Corporation                          29,200            835,850
McDonald's Corporation                     9,000            537,188
MCI WorldCom, Inc.                        29,000          1,417,375
Medicis Pharmaceutical*                   22,000            871,750
Meditrust Corporation                     27,654            471,846
Microsoft Corporation *                    5,000            550,313
NationsBank Corporation                   15,500            829,250
Newbridge Networks
   Corporation                            24,500            439,469
Newcourt Credit Group, Inc.               11,000            287,375
Nextel Communications, Inc.               11,000            222,063
Ocular Sciences *                          5,000            105,000
Omnicare, Inc.                            15,000            528,750
Pfizer, Inc.                               8,200            868,688
Philip Morris Companies, Inc.             15,000            690,938
Phillips Petroleum Company                 7,100            320,388
Provident Companies, Inc.                 20,000            675,000
Ralston-Purina Group                      12,400            362,700
Republic Services, Inc.*                   9,000            175,500
SBC Communications, Inc.                  28,800          1,279,800
Staples, Inc.*                            53,150          1,561,281
Stewart Enterprises                       22,000            368,500
Sun Microsystems, Inc.*                    9,000            448,313
Sybron International
   Corporation *                          25,000            478,125
Tele-Communications
   International *                        16,000            626,000
Texaco, Inc.                              15,000            940,313
Texas Instruments, Inc.                    7,500            395,625

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                     SHARES OR
                                     PRINCIPAL
                                       AMOUNT       MARKET VALUE
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
3Com Corporation*                      10,000      $   300,625
Time Warner, Inc.                      17,500        1,532,340
Travelers Group, Inc.                  12,500          468,750
Travelers Property and
   Casualty Corporation                18,000          574,875
Tyco International, Ltd.               10,000          552,500
U.S. Foodservice*                      29,600        1,232,100
Viacom Industries,
   Inc. - Class A                      20,000        1,150,000
Westpoint Stevens,
   Inc. - Class A *                    16,000          488,000
Williams Companies, Inc.               12,500          359,375
                                                   -----------
                                                    43,380,820
                                                   -----------
TOTAL COMMON STOCKS
   (COST $148,319,820)                             140,078,196
                                                   -----------
CORPORATE BONDS - 0.29%
GREAT BRITIAN
Scotia Holdings, 8.50%,
   3/26/02                         $   19,000           23,403
                                                   -----------
KOREA
Republic of Korea, 8.88%,
   4/15/08                            208,000          177,450
                                                   -----------
MALAYSIA
Telekom Malaysia Berhad,
   4.00%, 10/03/04 ~ (9/22/94,
   $70,000) (a) (b)                    70,000           37,800
                                                   -----------
THAILAND
PTTEP International, Limited,
   7.63%, 10/01/06                    300,000          223,500
                                                   -----------
TOTAL CORPORATE BONDS
   (COST $461,458)                                     462,153
                                                   -----------
                                                   140,540,349
                                                   -----------
SHORT-TERM
   INVESTMENT - 10.07%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%, due
   10/01/98, collateralized by
   Federal National Mortgage
   Association, $16,141,372
   6.00%, 8/01/13, market
   value $16,302,785
   (cost $15,936,519)              15,936,519       15,936,519
                                                   -----------




                                    MARKET VALUE
TOTAL INVESTMENTS
   (COST $164,717,797)-98.85%     $156,476,868
OTHER ASSETS LESS
   LIABILITIES - 1.15%               1,812,839
                                  ------------
NET ASSETS - 100.00%              $158,289,707
                                  ============

     * Non-income producing.
     # Global Depository Receipts.
     ~ American Depository Receipts.
(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) All or a portion of these securities are restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933). Dates of acquisition and costs are set forth in parentheses after the title of the restricted securities.
(c) These securities are considered illiquid due to a one year moratorium on the repatriation of assets from Malaysia.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $248,291,695 and $235,288,192, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $165,477,184. Net unrealized depreciation aggregated $9,000,316, of which $11,442,631, related to appreciated investment securities and $20,442,947, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                                $ 140,540,349
Repurchase agreements                                   15,936,519
                                                     -------------
  Total investments
     (cost $164,717,797)                               156,476,868
Receivables
  Collateral for securities
     loaned (Note 2)                                    12,707,641
  Investments sold                                       6,315,010
  Fund shares sold                                         354,472
  Dividends and interest                                   443,615
Unrealized appreciation on
  forward foreign currency
  exchange contracts (Note 6)                                  617
Deferred expenses (Note 2)                                   5,424
                                                     -------------
  TOTAL ASSETS                                         176,303,647
                                                     -------------
LIABILITIES
Payables
  Investments purchased            $ 2,697,553
  Securities loaned (Note 2)        12,707,641
  Fund shares redeemed               2,446,454
  Unrealized depreciation on
     forward foreign currency
     exchange contracts
     (Note 6)                           35,060
Accrued expenses and other
  liabilities                          127,232
                                   -----------
  TOTAL LIABILITIES                                     18,013,940
                                                     -------------
NET ASSETS                                           $ 158,289,707
                                                     =============
Net Assets represented by: (Note 2)
  Additional paid-in capital                         $ 153,975,854
  Accumulated undistributed
     net investment income                                   3,616
  Accumulated net realized
     gain on investment
     transactions                                       12,574,725
  Net unrealized depreciation
     of investments and foreign
     currency related
     transactions                                       (8,264,488)
                                                     -------------
NET ASSETS                                           $ 158,289,707
                                                     =============
NET ASSET VALUE PER SHARE
Class A Shares                                       $       18.92
Class B Shares                                       $       18.21
Class Y Shares                                       $       18.96
OFFERING PRICE PER SHARE
Class A Shares                                       $       20.07(a)
Class B Shares                                       $       18.21
Class Y Shares                                       $       18.96
SHARES OUTSTANDING
Class A Shares                                           3,118,915
Class B Shares                                           5,452,526
Class Y Shares                                                  53

(a)  Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends (b)                                           $  2,176,556
Interest                                                     499,605
                                                        ------------
  TOTAL INVESTMENT
     INCOME (NOTE 2)                                       2,676,161
EXPENSES
Management fee (Note 4)              $ 1,612,495
Distribution fee (Note 5)                734,020
Shareholder service fee (Note 5)         384,373
Transfer agent fee                       220,815
Custodian and accounting fees            188,561
Administration fee (Note 4)              153,750
Registration expenses                     67,081
Shareholder reports and postage
  expenses                                36,249
Organizational expenses                   11,067
Legal fees                                 4,542
Directors' fees and expenses               3,591
Audit fees                                 3,143
Miscellaneous                             14,317
                                     -----------
 Total expenses                                            3,434,004
                                                        ------------
NET INVESTMENT LOSS                                         (757,843)
                                                        ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS
Net realized gain on investments
  and foreign currency related
  transactions (Note 2)               14,799,387
Change in unrealized
  appreciation (depreciation) on
  investments and foreign
  currency related transactions      (25,459,714)
                                     -----------
NET LOSS ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS                                           (10,660,327)
                                                        ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                             $(11,418,170)
                                                        ============

(b) Net of withholding taxes of $206,565.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED           YEAR ENDED
                                                                                      9/30/98             9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment loss                                                              $   (757,843)        $    (416,666)
 Net realized gain on investments and foreign currency related transactions         14,799,387             6,084,166
 Change in unrealized appreciation (depreciation) on investments                   (25,459,714)           13,678,454
                                                                                  -------------        -------------
 Increase (decrease) in net assets resulting from operations                       (11,418,170)           19,345,954
                                                                                  -------------        -------------
Distributions to Shareholders
 From net realized gain on investments
  Class A                                                                           (2,382,830)             (476,590)
  Class B                                                                           (4,553,653)           (1,576,577)
  Class Y                                                                                   (8)                   --
                                                                                  ---------------      -------------
  Total distributions to shareholders                                               (6,936,491)           (2,053,167)
                                                                                  --------------       -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                       78,893,773            74,523,622
 Reinvested distributions                                                            6,732,722             2,007,927
 Shares redeemed                                                                   (44,567,723)          (13,467,704)
                                                                                  --------------       -------------
 Change in net assets resulting from capital share transactions                     41,058,772            63,063,845
                                                                                  --------------       -------------
 Increase in net assets                                                             22,704,111            80,356,632
Net Assets
 Beginning of year                                                                 135,585,596            55,228,964
                                                                                  --------------       -------------
 End of year (including accumulated undistributed net investment
  income (loss) of $3,616 and ($97,957), respectively)                            $158,289,707         $ 135,585,596
                                                                                  ==============       =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                                   YEAR         YEAR
                                                                  ENDED         ENDED
                                                                 9/30/98       9/30/97
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  20.94     $  17.86
                                                               ---------    ---------
Income from investment operations
 Net investment income (loss)                                     (0.03)        0.04
 Net realized and unrealized gain (loss) on investments           (0.97)        3.67
                                                               ---------    ---------
 Total from investment operations                                 (1.00)        3.71
                                                               ---------    ---------
Less distributions
 From capital gains                                               (1.02)       (0.63)
                                                               ---------    ----------
Net asset value, end of period                                 $  18.92     $  20.94
                                                               =========    ==========
TOTAL RETURN*                                                     (4.97%)      21.59%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $  59,012    $  46,556
Ratio of expenses to average net assets                            1.75%        1.89%
Ratio of expenses to average net assets excluding waiver           1.75%        1.89%
Ratio of net investment income (loss) to average net assets       (0.01%)       0.07%
Portfolio turnover rate                                             162%         128%
Average commission rate on portfolio transactions             $  0.0188    $  0.0319



                                                                   YEAR          YEAR              YEAR
                                                                   ENDED         ENDED             ENDED
                                                                  9/30/96       9/30/95         9/30/94 (C)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  15.88      $  14.23        $     14.18
                                                                --------      --------        -----------
Income from investment operations
 Net investment income (loss)                                      (0.04)         0.05              (0.01)
 Net realized and unrealized gain (loss) on investments             2.82          1.60               0.06
                                                                ---------     --------        ------------
 Total from investment operations                                   2.78          1.65               0.05
                                                                ---------     --------        ------------
Less distributions
 From capital gains                                                (0.80)           --                 --
                                                                ---------     ---------       ------------
Net asset value, end of period                                  $  17.86      $  15.88        $     14.23
                                                                =========     =========       ============
TOTAL RETURN*                                                      18.40%        11.60%              0.35%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $  13,098     $   6,854       $      8,882
Ratio of expenses to average net assets                             1.95%         2.06%              2.09% (a)
Ratio of expenses to average net assets excluding waiver            1.95%         2.11%              3.18% (a)
Ratio of net investment income (loss) to average net assets        (0.21%)        0.26%             (0.10%)(a)
Portfolio turnover rate                                              130%          155%                 2%
Average commission rate on portfolio transactions             $   0.0320

(a) Annualized.
(c) For the period from March 29, 1994 (commencement of operations), to September 30, 1994.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                YEAR          YEAR
                                                               ENDED          ENDED
                                                              9/30/98        9/30/97
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $  20.32       $  17.46
                                                            ---------      --------
Income from investment operations
 Net investment loss                                           (0.12)         (0.02)
 Net realized and unrealized gain (loss) on investments        (0.97)          3.51
                                                            ---------      ---------
 Total from investment operations                              (1.09)          3.49
                                                            ---------      ---------
Less distributions
 From capital gains                                            (1.02)         (0.63)
                                                            ---------      ---------
Net asset value, end of period                              $  18.21       $  20.32
                                                            =========      =========
TOTAL RETURN*                                                  (5.65%)        20.74%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $  99,277     $   89,030
Ratio of expenses to average net assets                         2.50%          2.64%
Ratio of expenses to average net assets excluding waiver        2.51%          2.64%
Ratio of net investment loss to average net assets             (0.77%)        (0.68%)
Portfolio turnover rate                                          162%           128%
Average commission rate on portfolio transactions          $  0.0188    $    0.0319



                                                                YEAR          YEAR             PERIOD
                                                                ENDED         ENDED             ENDED
                                                               9/30/96       9/30/95         9/30/94 (d)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $  15.67       $  14.15       $     14.18
                                                             --------       --------       -----------
Income from investment operations
 Net investment loss                                            (0.05)         (0.05)            (0.04)
 Net realized and unrealized gain (loss) on investments          2.64           1.57              0.01
                                                             ---------      --------       ------------
 Total from investment operations                                2.59           1.52             (0.03)
                                                             ---------      --------       ------------
Less distributions
 From capital gains                                             (0.80)            --                --
                                                             ---------      --------       ------------
Net asset value, end of period                               $  17.46       $  15.67       $     14.15
                                                             =========      ========       ============
TOTAL RETURN*                                                   17.39%         10.74%            (0.21%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $  42,131      $  12,667       $     7,987
Ratio of expenses to average net assets                          2.70%          2.72%             2.79% (a)
Ratio of expenses to average net assets excluding waiver         2.70%          2.79%             3.93% (a)
Ratio of net investment loss to average net assets              (0.91%)        (0.40%)           (0.82%)(a)
Portfolio turnover rate                                           130%           155%                2%
Average commission rate on portfolio transactions          $   0.0320

CLASS Y SHARES


                                                             PERIOD
                                                              ENDED
                                                           9/30/98 (e)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $   18.81
                                                         ---------
Income from investment operations
 Net investment income                                        0.00   (f)
 Net realized and unrealized gain on investments              0.30
                                                         ---------
 Total from investment operations                             0.30
                                                         ---------
Less distributions
 From capital gains                                          (0.15)
                                                         -----------
Net asset value, end of period                           $   18.96
                                                         ===========
TOTAL RETURN*                                                 1.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $       1
Ratio of expenses to average net assets                       1.50% (a)
Ratio of net investment loss to average net assets           (0.02%)(a)
Portfolio turnover rate                                        162%
Average commission rate on portfolio transactions       $   0.0188

(a) Annualized.
(d) For the period from March 29, 1994 (commencement of operations) to September 30, 1994.
(e) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
(f) Income is less than $0.005 per share.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE LARGE-CAPITALIZATION QUALITY GROWTH MANAGEMENT TEAM SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

The S&P 500 declined approximately 10% in the third quarter of 1998 after a remarkable string of 14 consecutive quarterly gains that began in the first quarter of 1995. This year we have been more emphatically cautioning that the stock market would have to adjust to considerably lower corporate earnings prospects, and this transition would likely result in increased volatility and lower returns than experienced over the past several years. Clearly this scenario is unfolding in full force. Over the past 12 months the market has been extremely volatile while the total return on the S&P 500 has been just 9%. Earnings estimates for a broad range of companies are being sharply reduced. It is now quite possible, in fact likely in our opinion, that the earnings of the S&P 500 will decline in the second half of this year and in 1999.


These trends present a significant change from the strong, better-than-expected earnings growth that has been a key pillar supporting the bull market since 1990, one of the best on record by almost any measure. But this change was inevitable. It is part of the natural cyclical patterns of the economy, corporate profitability, and the stock market. Supply and demand forces will always cycle around each other at uneven rates with their crisscross progressions being amplified by credit expansions and contractions. The 16% compound annual earnings growth of the S&P 500 between 1991 and 1997 was certainly not sustainable, particularly in an economy showing only 4-5% nominal growth. After nearly perfect growth conditions during much of the 1990's, corporate profitability is coming under pressure as global excess capacity is chasing falling demand. And as should be expected at this point, lenders are sharply curtailing credit and thereby reinforcing these developing pressures. The most obvious target of blame for current concerns is the Asian crisis and its ripples. However, we would still be facing some type of similar macro-pressures even if Asia's problems had never surfaced. There will always be countervailing forces to slow abnormally high growth.


The current retrenchment may be different from other recent ones as a matter of degree. The prolonged expansion seems to have created an unusually high level of complacency regarding the expected returns from risky assets - stocks, venture capital, high-yield bonds, etc. Now this extreme complacency is coming home to roost. Less certain investors are increasingly disengaging from riskier assets. The resulting price declines are trapping traders who left themselves too little room to maneuver. The incredibly telling recent downfall of a large hedge fund illustrates the depth of this problem. Hordes of so-called sophisticated investors and institutions blindly poured money into this highly leveraged speculative scheme. Of course, we all know about the initial disastrous consequences. Amazingly, it involved some of the financial markets' most respected participants. It is a very ominous event that appears far from being resolved. There is an undeterminably large amount of unstable money in the global financial markets beyond the case of this large hedge fund. These players are being squeezed out one after another as liquidity in almost all risky asset classes contracts. This ongoing purging should keep volatility historically high with the possibility of inflicting more serious damage to the global economy than already seen.


Reacting to these developments the stock market is taking on more and more of a panicked feel. There is now a strong preference for the apparently "safest" sectors such as electric utility, regional

MENTOR CAPITAL GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE LARGE-CAPITALIZATION QUALITY GROWTH MANAGEMENT TEAM SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

telephone, large integrated energy, and domestic food stocks. These "defensive" stocks have meaningfully outperformed the broader market. Our relative performance has suffered because we have almost no exposure to these sectors, since they do not meet our requirements of above average, consistent earnings growth. This flight-to-safety is typical at this point in the cycle and its primary motivation is fear. And why not? The Asian problems are developing into a full-blown global crisis. Global financial liquidity has all but evaporated. Analysts are repeatedly slashing earnings projections. Many companies that were once considered infallible such as Coca-Cola, Disney, Gillette, and Procter & Gamble have issued earnings warnings. Imagine what could happen if individual investors start bailing out of mutual funds. And at a time when the world needs strong leadership, the political situations in several key nations are a mess. Obviously there is a lot to fear.


Fear and greed are a long-term investor's best asset and worst threat. These emotions are an asset when they belong to others and a threat when they are your own. Anyone operating in the stock market should know this truism well. But the majority cannot adhere to it. It is exceedingly difficult for both individual and institutional investors to look through an emotionally charged volatile market and focus on the fundamentals. To us, fundamental analysis does not mean trying to figure out cyclical swings in the economy and markets over the next year. It means concentrating on longer-term business qualities. We know that consistently implementing a well-defined investment discipline through the ups and downs of an entire cycle is the best way to ensure long-term success. We are well aware that current conditions in the economy and stock market could worsen. You need to be too. There is no way to predict the ultimate extent of the pressures now unfolding, and we will not pretend to try. We approach our portfolio no differently today than we did a year ago. We focus on a diversified group of companies with excellent operating records and leading competitive positions. We are biased toward companies with above-average business predictability. We have thoroughly analyzed their results and prospects. We own them at prices we believe offer attractive relative values. It is a very simple approach. Not an easy one, but a straightforward one. We will at times be wrong in our analysis, but we will strive to be as objective as possible. Of course we expect to be right more often than not. We will not alter this approach just because those around us are becoming more complacent or fearful. Over the long-term cyclical swings wash out and business fundamentals prevail.


November 1998

MENTOR CAPITAL GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change in value of a hypothetical $10,000 investment in Mentor Capital Growth Portfolio Class A and Class B Shares and the S&P 500.~ [GRAPH]
               A Shares       B Shares       S&P 500
4/29/92         9450          10000          10000
9/30/92         9524          10061          10215
9/30/93        10306          10818          11543
9/30/94        10165          10601          11965
9/30/95        12216          12443          15521
9/30/96        15185          15532          18680
9/30/97        20467          20928          26236
9/30/98        22660          22767          28608

Average Annual Returns as of 9/30/98
Including Sales Charges

               1-Year         5-Year    Since Inception+++
Class A        4.34%          15.75%         13.57%
Class B        5.86%          16.17%         13.84%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

  + Represents a hypothetical investment of $10,000 in Mentor Capital Growth
     Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares of rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

 ++ Represents a hypothetical investment of $10,000 in Mentor Capital Growth
     Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

+++ Reflects operations of Mentor Capital Growth Portfolio Class A and Class B
      Shares from the date of commencement of operations on 4/29/92 through 9/30/98.

Comparison of change in value of a hypothetical $10,000 investment in Mentor Capital Growth Portfolio Class Y Shares and the S&P 500.~
[GRAPH]
               Y Shares       S&P 500
11/19/97       10000          10000
12/31/97       10300          10643
 3/31/98       11835          12127
 6/30/98       12285          12528
 9/30/98       10895          11281
Total Returns as of 9/30/98

               1-Year         Since Inception++
Class Y Shares   n/a               10.56%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

 + Represents a hypothetical investment of $10,000 in Mentor Capital Growth
    Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Capital Growth Portfolio Class Y from the date of issuance on 11/19/97 through 9/30/98.

MENTOR CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                      SHARES       MARKET VALUE
COMMON STOCKS - 97.19%
BASIC MATERIALS - 2.72%
Bemis Company, Inc.                  265,400      $9,305,587
                                                  ----------
CAPITAL GOODS &
   CONSTRUCTION - 9.68%
Emerson Electric Company             191,000      11,889,750
Illinois Tool Works                  223,700      12,191,650
W.W. Grainger, Inc.                  214,300       9,027,387
                                                  ----------
                                                  33,108,787
                                                  ----------
CONSUMER CYCLICAL - 14.08%
Chancellor Media Corporation *       213,000       7,108,875
Clear Channel Communications         157,750       7,493,125
Gannett, Inc.                        194,000      10,391,125
Interpublic Group Companies          210,800      11,370,025
Newell Company                       255,650      11,775,878
                                                  ----------
                                                  48,139,028
                                                  ----------
CONSUMER STAPLES - 10.75%
Philip Morris Companies, Inc.        260,000      11,976,250
Sherwin-Williams Company             546,600      11,820,225
Sysco Corporation                    549,500      12,947,594
                                                  ----------
                                                  36,744,069
                                                  ----------
FINANCIAL - 20.44%
Ahmanson HF & Company                210,500      11,682,750
American Express Company             139,500      10,828,687
Federal National Mortgage
   Association                       171,600      11,025,300
NationsBank Corporation              199,150      10,654,525
Norwest Corporation                  346,200      12,398,288
SouthTrust Corporation                32,700       1,142,456
UNUM Corporation                     244,100      12,128,719
                                                  ----------
                                                  69,860,725
                                                  ----------
HEALTH - 14.79%
Bristol-Myers Squibb Company         128,250      13,321,969
HealthSouth Corporation            1,281,000      13,530,563
Johnson & Johnson                    153,600      12,019,200
Tenet Healthcare Corporation         407,000      11,701,250
                                                  ----------
                                                  50,572,982
                                                  ----------
TECHNOLOGY - 18.41%
Automatic Data Processing            162,750      12,165,563
Computer Associates
   International, Inc.               362,300      13,405,100
Computer Sciences Corporation        226,900      12,366,050
MCI WorldCom, Inc.                   254,750      12,450,906
Sun Microsystems, Inc. *             251,850      12,545,278
                                                  ----------
                                                  62,932,897
                                                  ----------



                                     SHARES OR
                                     PRINCIPAL
                                       AMOUNT        MARKET VALUE
COMMON STOCKS (CONTINUED)
TRANSPORTATION & SERVICES - 2.04%
Werner Enterprises, Inc.                443,312     $   6,982,164
                                                    -------------
MISCELLANEOUS - 4.28%
Tyco International Limited              264,600        14,619,150
                                                    -------------
TOTAL COMMON STOCKS
   (COST $325,801,368)                                332,265,389
                                                    -------------
SHORT-TERM INVESTMENT - 5.06%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%, due
   10/01/98, collateralized by
   $17,523,355 Federal
   National Mortgage
   Association, 6.00%,
   8/01/13, market value
   $17,698,589
   (cost $17,301,645)              $ 17,301,645        17,301,645
                                                    -------------
TOTAL INVESTMENTS
   (COST $343,103,013)-102.25%                        349,567,034
OTHER ASSETS LESS
   LIABILITIES - (2.25%)                               (7,698,090)
                                                    -------------
NET ASSETS - 100.00%                                $ 341,868,944
                                                    =============

     * Non-income producing.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $411,684,003 and $263,413,957, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $343,119,643. Net unrealized appreciation aggregated $6,447,391, of which $28,966,561, related to appreciated investment securities and $22,519,170, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                                $332,265,389
Repurchase agreements                                  17,301,645
                                                     ------------
  Total investments
     (cost $343,103,013)                              349,567,034
Collateral for securities loaned
  (Note 2)                                             15,562,984
Receivables
  Fund shares sold                                      3,633,968
  Dividends and interest                                  315,098
                                                     ------------
  TOTAL ASSETS                                        369,079,084
                                                     ------------
LIABILITIES
Payables
  Investments purchased             $10,840,843
  Securities loaned (Note 2)         15,562,984
  Fund shares redeemed                  755,755
Accrued expenses and other
  liabilities                            50,558
                                    -----------
     TOTAL LIABILITIES                                 27,210,140
                                                     ------------
NET ASSETS                                           $341,868,944
                                                     ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                         $298,264,898
  Accumulated undistributed
     net investment income                                   -
  Accumulated net realized
     gain on investment
     transactions                                      37,140,025
  Net unrealized appreciation
     of investments                                     6,464,021
                                                     ------------
NET ASSETS                                           $341,868,944
                                                     ============
NET ASSET VALUE PER SHARE
Class A Shares                                         $    22.71
Class B Shares                                         $    21.72
Class Y Shares                                         $    22.74
OFFERING PRICE PER SHARE
Class A Shares                                          $   24.09 (a)
Class B Shares                                         $    21.72
Class Y Shares                                         $    22.74
SHARES OUTSTANDING
Class A Shares                                          6,391,508
Class B Shares                                          9,059,483
Class Y Shares                                                 49

(a)  Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends                                                $  2,936,795
Interest                                                      804,494
                                                         ------------
  TOTAL INVESTMENT INCOME
     (NOTE 2)                                               3,741,289
EXPENSES
Management fee (Note 4)              $ 2,153,467
Distribution fee (Note 5)              1,227,717
Shareholder service fee (Note 5)         672,957
Transfer agent fee                       324,574
Administration fee (Note 4)              269,183
Shareholder reports and postage
  expenses                                57,979
Registration expenses                     52,663
Custodian and accounting fees             37,488
Legal fees                                 8,462
Directors' fees and expenses               6,830
Audit fees                                 4,556
Miscellaneous                             25,373
                                     -----------
  Total expenses                                            4,841,249
                                                         ------------
NET INVESTMENT LOSS                                        (1,099,960)
                                                         ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized gain on investments
  (Note 2)                            45,438,253
Change in unrealized
  appreciation on investments        (32,273,002)
                                     -----------
NET GAIN ON INVESTMENTS                                    13,165,251
                                                         ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                              $ 12,065,291
                                                         ============

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS



                                                                        YEAR ENDED          YEAR ENDED
                                                                         9/30/98             9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income (loss)                                         $  (1,099,960)      $      55,807
 Net realized gain on investments                                        45,438,253          14,469,617
 Change in unrealized appreciation on investments                       (32,273,002)         24,877,344
                                                                      -------------       -------------
 Increase in net assets resulting from operations                        12,065,291          39,402,768
                                                                      -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income
  Class A                                                                   (29,728)                  -
  Class B                                                                   (52,910)                  -
 From net realized gain on investments
  Class A                                                                (5,934,313)         (4,657,749)
  Class B                                                               (10,484,517)        (10,198,967)
  Class Y                                                                       (12)                  -
                                                                      -------------       -------------
  Total distributions to shareholders                                   (16,501,480)        (14,856,716)
                                                                      -------------       -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                           220,347,637          61,493,267
 Reinvested distributions                                                16,089,732          14,535,885
 Shares redeemed                                                        (69,421,744)        (21,387,389)
                                                                      -------------       -------------
 Change in net assets resulting from capital share transactions         167,015,625          54,641,763
                                                                      -------------       -------------
 Increase in net assets                                                 162,579,436          79,187,815
Net Assets
 Beginning of year                                                      179,289,508         100,101,693
                                                                      -------------       -------------
 End of year (including accumulated undistributed net investment
  income of $0 and $59,668, respectively)                             $ 341,868,944       $ 179,289,508
                                                                      =============       =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                           YEAR         YEAR         YEAR         YEAR         YEAR
                                                           ENDED        ENDED        ENDED        ENDED        ENDED
                                                          9/30/98      9/30/97      9/30/96      9/30/95      9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                     $  22.42     $  19.36     $  16.02       $ 14.88      $ 15.26
                                                       ---------    ---------    ---------      --------     --------
Income from investment operations
 Net investment income (loss)                             (0.10)       (0.02)        0.11          0.02         0.09
 Net realized and unrealized gain (loss) on
  investments                                              2.34         5.87         3.73          2.91        (0.30)
                                                       ----------   ----------   ---------      --------     --------
 Total from investment operations                          2.24         5.85         3.84          2.93        (0.21)
                                                       ----------   ----------   ---------      --------     --------
Less distributions
 From net investment income                               (0.01)           -            -            -         (0.04)
 From capital gains                                       (1.94)       (2.79)       (0.50)        (1.79)       (0.13)
                                                       ----------   ----------   ----------     --------     --------
 Total distributions                                      (1.95)       (2.79)       (0.50)        (1.79)       (0.17)
                                                       ----------   ----------   ----------     --------     --------
Net asset value, end of year                           $  22.71     $  22.42     $  19.36      $  16.02     $  14.88
                                                       ==========   ==========   ==========     ========     ========
TOTAL RETURN*                                             10.72%       34.78%       24.63%        20.18%       (1.37%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                 $145,117     $ 65,703     $ 31,889      $ 29,582     $ 21,181
Ratio of expenses to average net assets                    1.34%        1.41%        1.43%         1.87%        1.70%
Ratio of net investment income to average net assets       0.06%        0.53%        0.51%         0.27%        0.53%
Portfolio turnover rate                                     104%          64%          98%          157%         149%
Average commission rate on portfolio transactions      $ 0.0692   $   0.0697   $   0.0688

*  Total return does not reflect sales commissions and is not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

CLASS B SHARES

                                                               YEAR          YEAR          YEAR          YEAR         YEAR
                                                              ENDED         ENDED          ENDED         ENDED        ENDED
                                                             9/30/98       9/30/97        9/30/96       9/30/95      9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                         $  21.68      $  18.92       $  15.79       $  14.80     $  15.23
                                                           ----------    ----------     --------       --------     --------
Income from investment operations
 Net investment income (loss)                                 (0.08)            -          (0.04)          0.25        (0.04)
 Net realized and unrealized gain (loss) on investments        2.07          5.55           3.67           2.53        (0.26)
                                                           ----------    ----------     ---------      --------     --------
 Total from investment operations                              1.99          5.55           3.63           2.78        (0.30)
                                                           ----------    ----------     ---------      --------     --------
Less distributions
 From net investment income                                   (0.01)            -              -             -            -
 From capital gains                                           (1.94)        (2.79)         (0.50)         (1.79)       (0.13)
                                                           ----------    ----------     ---------      --------     --------
Total distributions                                           (1.95)        (2.79)         (0.50)         (1.79)       (0.13)
                                                           ----------    ----------     ---------      --------     --------
Net asset value, end of year                               $  21.72      $  21.68       $  18.92       $  15.79     $  14.80
                                                           ==========    ==========     =========      ========     ========
TOTAL RETURN*                                                  9.86%        33.88%         23.64%         19.26%       (2.00%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                    $ 196,751    $  113,587     $   68,213       $ 57,648     $ 41,106
Ratio of expenses to average net assets                        2.09%         2.16%          2.18%          2.56%        2.46%
Ratio of net investment loss to average net assets            (0.70%)       (0.22%)        (0.24%)        (0.41%)      (0.22%)
Portfolio turnover rate                                         104%           64%            98%           157%         149%
Average commission rate on portfolio transactions         $  0.0692    $   0.0697    $    0.0688

CLASS Y SHARES


                                                              PERIOD
                                                              ENDED
                                                           9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  20.81
                                                          --------
Income from investment operations
 Net investment income                                        0.02
 Net realized and unrealized gain on investments              2.16
                                                          --------
 Total from investment operations                             2.18
                                                          --------
Less distributions
 From capital gains                                          (0.25)
                                                          ----------
Net asset value, end of period                            $  22.74
                                                          ==========
TOTAL RETURN*                                                10.56%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $      1
Ratio of expenses to average net assets                       1.09% (a)
Ratio of net investment income to average net assets          0.38% (a)
Portfolio turnover rate                                        104%
Average commission rate on portfolio transactions       $   0.0692

(a) Annualized.
(b) Reflects operations for the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
*  Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR STRATEGY PORTFOLIO
MANAGERS' COMMENTARY: THE MENTOR STRATEGY TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

The Mentor Strategy Portfolio has historically been managed according to a top-down tactical asset allocation investment methodology that relies on periodic and sometimes aggressive asset allocation shifts between stocks, bonds, and cash. During the 12-month period ended September 30, 1998 there were a number of significant changes affecting the Strategy Portfolio. Don Hays, the chief investment manager of the Portfolio, announced that he would be reducing his workload and would consequently have less time available to devote to the Strategy Portfolio. While Don continued to maintain involvement in asset allocation decision making, responsibility for stock and bond selection within the Portfolio was assumed by Mentor's Large Capitalization Quality Growth Equity and Active Fixed-Income teams.


At the November 12, 1998 Mentor Strategy Portfolio Shareholders Meeting a Plan of Reorganization was adopted by shareholders vote under which the Mentor Strategy Portfolio was merged into the Mentor Balanced Portfolio. The Mentor Balanced Portfolio is a mutual fund managed by the same Mentor Large Capitalization Quality Growth Equity and Active Fixed-Income teams that currently manage the Strategy Portfolio. The Mentor Balanced Portfolio employs the same stock and bond selection criteria currently used in the Strategy Portfolio. It does, however, maintain relatively stable asset allocation blends rather than employ significant tactical allocation shifts among asset classes.



MARKET OVERVIEW
The first three quarters of the fiscal year ended September 30, 1998 culminated an unprecedented trend of 14 consecutive quarterly gains for the S&P 500. The July-September period, however, saw a dramatic departure from this trend, with the S&P 500 declining 10%. Despite poor equity returns, U.S. government fixed-income markets were extremely strong. In fact the July-September period marked one of the few times in recent years that bonds significantly outperformed stocks. However, the broad rally in treasury bonds was not shared by more credit-sensitive fixed-income sectors, as investors aggressively shifted assets into low risk instruments only.



EQUITY REVIEW AND OUTLOOK
For some time we have been emphatically cautioning that the stock market would have to adjust to considerably lower corporate earnings prospects, and this transition would likely result in increased volatility and lower returns than experienced over the past several years. Finally this scenario is unfolding in full force. Earnings estimates for a broad range of companies are being sharply reduced. It is now quite possible, in fact likely in our opinion, that the earnings of the S&P 500 will decline in the second half of this year and in 1999.


These trends present a significant change from the strong, better-than-expected earnings growth that has been a key pillar supporting the bull market since 1990, one of the best on record by almost any measure. But this change was inevitable. It is part of the natural cyclical patterns of the economy, corporate profitability, and the stock market. After nearly perfect growth conditions during much of the 1990's, corporate profitability is coming under pressure as global excess capacity is chasing falling demand. And as should be expected at this point, lenders are sharply curtailing credit and thereby reinforcing these developing pressures.

MENTOR STRATEGY PORTFOLIO
MANAGERS' COMMENTARY: THE MENTOR STRATEGY TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

Fear and greed are a long-term investor's best asset and worst threat. It is exceedingly difficult for both individual and institutional investors to look through an emotionally charged volatile market and focus on the fundamentals. To us, fundamental analysis does not mean trying to figure out cyclical swings in the economy and markets over the next year. It means concentrating on longer-term business qualities. We know that consistently implementing a well-defined investment discipline through the ups and downs of an entire cycle is the best way to ensure long-term success. We focus on a diversified group of companies with excellent operating records and leading competitive positions. We are biased toward companies with above-average business predictability. We have thoroughly analyzed their results and prospects. We own them at prices we believe offer attractive relative values. It is a very simple approach. Not an easy one, but a straightforward one. We will at times be wrong in our analysis, but we will strive to be as objective as possible. Of course we expect to be right more often than not. We will not alter this approach just because those around us are becoming more complacent or fearful. Over the long-term cyclical swings wash out and business fundamentals prevail.



FIXED INCOME REVIEW AND OUTLOOK
On the fixed-income side, our short-term strategy in this tumultuous environment has been to tilt portfolio durations somewhat long relative to our benchmarks, as well as more heavily weight sector allocations toward treasury securities. Given our long-term confidence in the U.S. economy we are waiting for an opportunity to aggressively move into domestic spread sectors. Prior to such a move, we will have to be convinced that these markets have stabilized. In our opinion such stabilization will require the Fed to continue to move forcefully to further ease credit conditions.


The primary risk we see to our outlook is timing. The U.S. economy has tremendous forward momentum and the current yield curve is already pricing in an aggressive Fed ease. Should events unfold more slowly than the market hopes, the bond market could encounter some short-term turbulence. We would view these sell-offs as short term in nature and would utilize the higher yield levels to extend our duration further.



CURRENT PORTFOLIO POSITIONING
At year end the asset allocation mix in the Mentor Strategy Portfolio was 52% stocks, 42% bonds, and 6% cash. This compares to 62% stocks, 23% bonds, and 15% cash on September 30, 1997. This time a year ago the equity holdings were largely small capitalization whereas today they are large capitalization growth companies. The fixed-income portfolio today targets the Lehman Brothers Aggregate Bond Index as its benchmark. This is a more conservative posture than the fixed-income investments at the beginning of the fiscal year which were primarily in long-term, and hence more volatile, treasury securities. We believe that each of these changes positions us appropriately for what we anticipate to be continued market volatility in the months ahead.


November 1998

MENTOR STRATEGY PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class A Shares and the S&P 500.~

                                    [GRAPH]
               Class A        S&P 500
 6/5/95         9425          10000
9/30/95        10554          10890
9/30/96        12747          13291
9/30/97        14273          18668
9/30/98        14318          20356

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                            1-Year    Since Inception**
Class A                     (5.47%)        11.41%


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE COMPARABLE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTING ALL DISTRIBUTIONS.



 ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Portfolio's performance.


 * Represents a hypothetical investment of $10,000 in Mentor Strategy Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.


** Reflects operations of Mentor Strategy Portfolio Class A from the date of issuance on 6/5/95 through 9/30/98.

Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class B Shares and the S&P 500.~

                                    [GRAPH]
               Class B        S&P 500
10/29/93       10000          10000
12/31/94        9798          10157
 9/30/95       12175          13180
 9/30/96       14125          15860
 9/30/97       15838          22275
 9/30/98       15864          24290

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

               1-Year    Since Inception+
Class B        (3.74%)        9.81%


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE COMPARABLE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTING ALL DISTRIBUTIONS.



*** Represents a hypothetical investment of $10,000 in Mentor Strategy
      Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


  + Reflects operations of Mentor Strategy Portfolio Class B from the date of commencement of operations on 10/29/93 through 9/30/98.

MENTOR STRATEGY PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class Y Shares and the S&P 500.~

                                    [GRAPH]
               Class Y        S&P 500
11/19/97       10000          10000
12/31/97       10060          10760
 3/31/98       10707          12249
 6/30/98       11027          12394
 9/30/98       10294          11281

                          Total Returns as of 9/30/98

               1-Year    Since Inception**
Class Y        n/a            2.87%


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE COMPARABLE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTING ALL DISTRIBUTIONS.



 ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Portfolio's performance.


 * Represents a hypothetical investment of $10,000 in Mentor Strategy Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.


** Reflects operations of Mentor Strategy Portfolio Class Y from the date of issuance on 11/19/97 through 9/30/98.

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                    SHARES       MARKET VALUE
COMMON STOCKS - 52.08%
CAPITAL GOODS &
   CONSTRUCTION - 5.59%
Emerson Electric Company            75,100     $  4,674,975
Illinois Tool Works                 78,000        4,251,000
W.W. Grainger, Inc.                 86,900        3,660,662
                                               ------------
                                                 12,586,637
                                               ------------
COMMERCIAL SERVICES - 0.88%
Omnicom Group                       43,800        1,971,000
                                               ------------
CONSUMER CYCLICAL - 8.43%
Chancellor Media
   Corporation *                    47,000        1,568,625
Clear Channel
   Communications                   41,600        1,976,000
Gannett, Inc.                       42,600        2,281,763
General Motors Corporation          19,100        1,044,531
Interpublic Group Company           54,600        2,944,987
Newell Company                      90,200        4,154,837
Time Warner                         25,800        2,259,113
Tribune Company                     35,300        1,776,031
Walt Disney Company                 39,000          987,188
                                               ------------
                                                 18,993,075
                                               ------------
CONSUMER STAPLES - 4.38%
Philip Morris Companies, Inc.       61,400        2,828,238
Sherwin-Williams Company           133,200        2,880,450
Sysco Corporation                  176,000        4,147,000
                                               ------------
                                                  9,855,688
                                               ------------
ENERGY - 0.43%
Williams Companies                  33,500          963,125
                                               ------------
FINANCIAL - 11.48%
Ahmanson HF & Company               25,500        1,415,250
Charter One Financial, Inc.         97,873        2,410,113
Dime Bancorp, Inc.                  61,700        1,561,781
M & T Bank Corporation               2,901        1,337,361
Marsh & McLennan
   Companies, Inc.                  14,700          731,325
North Fork Bancorp                 111,750        2,235,000
Northern Trust Corporation          35,200        2,402,400
Old Republic International
   Corporation                      92,550        2,082,375
Price (T. Rowe) & Associates,
   Inc.                             70,000        2,056,250
Torchmark Corporation               52,000        1,868,750
Travelers Group, Inc.               45,300        1,698,750
UNUM Corporation                    77,000        3,825,937
U S Bancorp                         62,700        2,229,769
                                               ------------
                                                 25,855,061
                                               ------------
HEALTH - 6.81%
Bristol-Myers Squibb Company        37,600        3,905,700
HealthSouth Corporation *          188,700        1,993,144
Johnson & Johnson                   62,600        4,898,450
Tenet Healthcare Corporation       158,000        4,542,500
                                               ------------
                                                 15,339,794
                                               ------------


                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT       MARKET VALUE
COMMON STOCKS (CONTINUED)
RETAIL - 1.27%
Safeway, Inc. *                       61,600   $  2,856,700
                                               ------------
TECHNOLOGY - 10.42%
Automatic Data Processing             60,100      4,492,475
Computer Associates
   International, Inc.                22,600        836,200
Computer Sciences
   Corporation                        69,500      3,787,750
GTE Corporation                       31,400      1,727,000
MCI WorldCom, Inc.                    90,000      4,398,750
Sprint Corporation                    23,900      1,720,800
Sun Microsystems, Inc. *             103,500      5,155,594
U S West, Inc.                        25,905      1,358,393
                                               ------------
                                                 23,476,962
                                               ------------
TRANSPORTATION - 0.70%
Werner Enterprises, Inc.             100,000      1,575,000
                                               ------------
MISCELLANEOUS - 1.69%
Tyco International Limited            69,100      3,817,775
                                               ------------
TOTAL COMMON STOCKS
   (COST $119,416,670)                          117,290,817
                                               ------------
U.S. GOVERNMENT SECURITIES - 41.72%
U.S. Treasury Bond, 5.50%,
   1/31/03 (a)                   $12,000,000     12,531,120
U.S. Treasury Bond, 6.50%,
   11/15/26                       68,323,000     81,437,600
                                               ------------
TOTAL U.S. GOVERNMENT
   SECURITIES
   (COST $78,253,007)                            93,968,720
                                               ------------
                                                211,259,537
                                               ------------
SHORT-TERM INVESTMENT - 6.03%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%, due
   10/01/98, collateralized by
   $13,769,132 Federal
   National Mortgage
   Association, 6.00%,
   8/01/13, market value
   $13,906,823,
   (cost $13,594,355)             13,594,355     13,594,355
                                               ------------
TOTAL INVESTMENTS
   (COST $211,264,032)-99.83%                   224,853,892
OTHER ASSETS LESS
   LIABILITIES - 0.17%                              379,555
                                               ------------
NET ASSETS - 100.00%                           $225,233,447
                                               ============

     * Non-income producing.
(a) A portion of this security is pledged as collateral for open futures contracts.

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $196,774,571 and $286,670,918, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $211,280,993. Net unrealized appreciation aggregated $13,572,899, of which $25,354,232, related to appreciated investment securities and $11,781,333, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR STRATEGY PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                              $ 211,259,537
Repurchase agreements                                 13,594,355
                                                   -------------
  Total investments
     (cost $211,264,032)                             224,853,892
  Collateral for securities
     loaned (Note 2)                                  60,165,776
Receivables
  Fund shares sold                                        61,401
  Dividends and interest                               1,908,750
Deferred expenses (Note 2)                                 5,034
                                                   -------------
     TOTAL ASSETS                                    286,994,853
                                                   -------------
LIABILITIES
Payables
  Securities loaned (Note 2)     $ 60,165,776
  Fund shares redeemed                502,685
  Variation margin                  1,032,188
Accrued expenses and other
  liabilities                          60,757
                                 ------------
     TOTAL LIABILITIES                                61,761,406
                                                   -------------
NET ASSETS                                         $ 225,233,447
                                                   =============
Net Assets represented by: (Note 2)
  Additional paid-in capital                       $ 192,886,301
  Accumulated undistributed
     net investment income                             2,163,583
  Accumulated net realized
     gain on investment
     transactions                                     20,465,541
  Net unrealized appreciation
     of investments and open
     futures contracts                                 9,718,022
                                                   -------------
NET ASSETS                                         $ 225,233,447
                                                   =============
NET ASSET VALUE PER SHARE
Class A Shares                                     $       15.41
Class B Shares                                     $       14.97
Class Y Shares                                     $       15.43
OFFERING PRICE PER SHARE
Class A Shares                                     $       16.35(a)
Class B Shares                                     $       14.97
Class Y Shares                                     $       15.43
SHARES OUTSTANDING
Class A Shares                                         1,602,162
Class B Shares                                        13,393,973
Class Y Shares                                                67

(a)  Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends (b)                                              $ 1,264,309
Interest                                                     7,295,963
                                                           -----------
  TOTAL INVESTMENT INCOME
     (NOTE 2)                                                8,560,272
EXPENSES
Management fee (Note 4)                 $ 2,420,122
Distribution fee (Note 5)                 1,875,172
Shareholder service fee (Note 5)            711,799
Transfer agent fee                          375,675
Administration fee (Note 4)                 284,720
Shareholder reports and postage
  expenses                                   67,926
Custodian and accounting fees                64,615
Registration expenses                        47,295
Organizational expenses                      20,152
Legal fees                                   10,523
Directors' fees and expenses                  8,296
Audit fees                                    5,661
Miscellaneous                                29,147
                                        -----------
  Total expenses                                             5,921,103
                                                           -----------
NET INVESTMENT INCOME                                        2,639,169
                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on
  investments (Note 2)                   24,557,938
Change in unrealized appreciation
  on investments and futures
  contracts                             (26,287,481)
                                        -----------
NET LOSS ON INVESTMENTS                                     (1,729,543)
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                          $   909,626
                                                           ===========

(b) Net of foreign withholding taxes of $8,800.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED       YEAR ENDED
                                                                               9/30/98          9/30/97
NET INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment income                                                     $    2,639,169   $   5,345,384
 Net realized gain on investments                                              24,557,938      54,534,179
 Change in unrealized appreciation on investments and futures contracts       (26,287,481)    (24,297,952)
                                                                           --------------   -------------
 Increase in net assets resulting from operations                                 909,626      35,581,611
                                                                           --------------   -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                        (617,602)              -
  Class B                                                                      (4,725,533)              -
 From net realized gain on investments
  Class A                                                                      (6,308,309)     (1,531,137)
  Class B                                                                     (48,272,257)    (21,767,428)
                                                                           --------------   -------------
  Total distributions to shareholders                                         (59,923,701)    (23,298,565)
                                                                           --------------   -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                  16,612,646      71,646,650
 Reinvested distributions                                                      58,353,501      22,750,654
 Shares redeemed                                                             (133,155,402)    (73,109,779)
                                                                           --------------   -------------
 Change in net assets resulting from capital share transactions               (58,189,255)     21,287,525
                                                                           --------------   -------------
 Increase (decrease) in net assets                                           (117,203,330)     33,570,571
Net Assets
 Beginning of year                                                            342,436,777     308,866,206
                                                                           --------------   -------------
 End of year (including accumulated undistributed net investment
  income of $2,163,583 and $5,365,536, respectively)                       $  225,233,447   $ 342,436,777
                                                                           ==============   =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                               YEAR ENDED   YEAR ENDED   YEAR ENDED       PERIOD ENDED
                                                                 9/30/98      9/30/97      9/30/96         9/30/95 (B)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $  18.61     $  17.96     $  15.24         $    13.45
                                                              ---------    ---------    ---------        ----------
Income from investment operations
 Net investment income                                            0.40         0.31         0.08                  -
 Net realized and unrealized gain (loss) on investments          (0.35)        1.68         2.86               1.79
                                                              ----------   ---------    ---------        -----------
 Total from investment operations                                 0.05         1.99         2.94               1.79
                                                              ----------   ---------    ---------        -----------
Less distributions
 From net investment income                                      (0.29)           -            -                  -
 From capital gains                                              (2.96)       (1.34)       (0.22)                 -
                                                              ----------   ----------   ----------       -----------
 Total distributions                                             (3.25)       (1.34)       (0.22)                 -
                                                              ----------   ----------   ----------       -----------
Net asset value, end of period                                $  15.41     $  18.61     $  17.96         $    15.24
                                                              ==========   ==========   ==========       ===========
TOTAL RETURN*                                                     0.32%       11.97%       19.36%             13.31%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $ 24,685    $  40,552    $  20,372         $   10,503
Ratio of expenses to average net assets                           1.42%        1.45%        1.42%              1.65% (a)
Ratio of net investment income (loss) to average net assets       1.59%        2.29%        0.62%             (0.06%)(a)
Portfolio turnover rate                                             77%         192%         125%               122%
Average commission rate on portfolio transactions             $ 0.0708   $   0.0644   $   0.0669

(a) Annualized.
(b) For the period from June 5, 1995 (initial offering of Class A Shares) to September 30, 1995.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                        9/30/98       9/30/97       9/30/96
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $  18.29      $  17.79      $  15.21
                                                      --------      ---------     ----------
Income from investment operations
 Net investment income (loss)                             0.16          0.26         (0.03)
 Net realized and unrealized gain (loss) on
  investments                                            (0.23)         1.58          2.83
                                                      ---------     ---------     ----------
 Total from investment operations                        (0.07)         1.84          2.80
                                                      ---------     ---------     ----------
Less distributions
 From net investment income                              (0.29)            -             -
 From capital gains                                      (2.96)        (1.34)        (0.22)
                                                      ---------     ----------    ----------
 Total distributions                                     (3.25)        (1.34)        (0.22)
                                                      ---------     ----------    ----------
Net asset value, end of period                        $  14.97      $  18.29      $  17.79
                                                      =========     ==========    ==========
TOTAL RETURN*                                            (0.46%)       11.19%        18.48%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)            $  200,547     $ 301,885   $   288,494
Ratio of expenses to average net assets                   2.17%         2.20%         2.19%
Ratio of net investment income (loss) to average
 net assets                                               0.84%         1.54%        (0.19%)
Portfolio turnover rate                                     77%          192%          125%
Average commission rate on portfolio transactions   $   0.0708    $   0.0644    $   0.0669



                                                                                          PERIOD
                                                       PERIOD ENDED     YEAR ENDED         ENDED
                                                       9/30/95 (c)       12/31/94      12/31/93 (d)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $    12.24        $  12.70       $   12.50
                                                       ----------        --------       ---------
Income from investment operations
 Net investment income (loss)                                   -         (  0.06)              -
 Net realized and unrealized gain (loss) on
  investments                                                2.97         (  0.40)           0.20
                                                       ----------        --------       ---------
 Total from investment operations                            2.97         (  0.46)           0.20
                                                       ----------        --------       ---------
Less distributions
 From net investment income                                     -               -               -
 From capital gains                                             -               -               -
                                                       ----------        --------       ---------
 Total distributions                                            -               -               -
                                                       ----------        --------       ---------
Net asset value, end of period                         $    15.21        $  12.24       $   12.70
                                                       ==========        ========       =========
TOTAL RETURN*                                               24.26%          (3.61%)          1.60%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $  224,643        $179,274       $ 122,177
Ratio of expenses to average net assets                      2.31%(a)        2.19%           2.06%(a)
Ratio of net investment income (loss) to average
 net assets                                                  0.02%(a)       (0.54%)          0.08%(a)
Portfolio turnover rate                                       122%            143%              0%
Average commission rate on portfolio transactions

CLASS Y SHARES


                                                             PERIOD
                                                        ENDED 9/30/98 (e)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  15.01
                                                          --------
Income from investment operations
 Net investment income                                        0.25
 Net realized and unrealized gain on investments              0.18
                                                          --------
 Total from investment operations                             0.43
                                                          --------
Less distributions
 From capital gains                                          (0.01)
                                                          ----------
Net asset value, end of period                            $  15.43
                                                          ==========
TOTAL RETURN*                                                 2.87%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $      1
Ratio of expenses to average net assets                       1.17% (a)
Ratio of net investment income to average net assets          2.18% (a)
Portfolio turnover rate                                         77%
Average commission rate on portfolio transactions       $   0.0708

(a) Annualized.
(c) For the period from January 1, 1995 to September 30, 1995.
(d) For the period from October 29, 1993 (commencement of operations) to December 31, 1993.
(e) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE INCOME AND GROWTH MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

REVIEW OF MARKETS
Investors who had come to expect double-digit positive returns were brought back to earth over the last 12 months -- and most especially in the quarter just ended. The S&P 500 rose 9% in the 12 month period ending September 30, 1998, but that positive return masks two factors: the pain inflicted by a (9.9%) result in the third calendar quarter and the performance dominance of the largest stocks in that index. Over the year, we have experienced a significant disparity throughout sectors of the market: large-capitalization growth stocks rose 11.1%, while their large-cap. value brethren returned a meager 3.6%. In marked contrast, small stocks returned (19%) during the past 12 months. Bond investors, on the other hand, were well rewarded during the period, due in large part to stunning declines in longer-term yields. For the period the Lehman Brothers Aggregate Index returned 11.5%.



PORTFOLIO PERFORMANCE
For the 12 month period ended September 30, 1998, the Mentor Income and Growth Portfolio returned 5.81% for the A shares and 5.01% for the B shares, exclusive of sales charges, compared to 3.26% for the Lipper Balanced Average. The Portfolio's performance over all relevant time periods places it in the first or second quartile of its competitive peer group as ranked by Lipper Analytical Services.



MARKET OUTLOOK
Perhaps the most important question at present is whether the U.S. economy will continue to grow, or if the economic problems in many of the emerging markets and Japan will result in a domestic recession. We believe the odds still favor expansion. Importantly, the Federal Reserve has taken note of world events and very low levels of domestic inflation and has chosen to ease monetary policy. Given the benign rate of inflation, there is plenty of room for the Fed to lower rates further. Also, with the Federal government running a large budget surplus, there is some room to adopt a more stimulative fiscal policy. Finally, the consumer normally leads the economy either into or out of a recession, and at present, the fundamentals for consumer spending remain quite healthy. Nevertheless, the risk of a recession is certainly higher than it was at any time in the last twelve months. Declines in exports and corporate profit pressures could lead to layoffs, and significantly impinge on consumer confidence and spending plans.



PORTFOLIO STRATEGY
As of September 30, 1998, the Portfolio's asset allocation was 59% equity, 41% bonds and 0% cash. Our concerns about equity valuations, and consequently, our underweighting of stocks in the Portfolio, proved painful for most of the last 12 months, but provided "shelter from the storm" for shareholders in the quarter just ended. We are considering increasing the Portfolio's equity weighting slightly over the next several months due to attractive buying opportunities in a number of stocks.



EQUITY STRATEGY
The market correction we have experienced is painful, but holds a silver lining. We are beginning to see a growing list of stocks selling at valuation levels that would have attracted our attention anytime in the last 10 years. These valuations become even more attractive in light of the lowest levels of inflation and interest rates since the first half of the 1960's. In the present environment, we

MENTOR INCOME AND GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE INCOME AND GROWTH MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

will be focusing on attractively valued stocks of companies that have strong industry positions, healthy cash flows, and sound balance sheets. We will prefer, but not limit ourselves to, companies with a below-average exposure to foreign markets.



FIXED INCOME STRATEGY
The 30-year Treasury bond is rapidly achieving the lowest yield levels since the government began issuing these securities in 1977. Short- and intermediate-term yields have not fallen to their 1993 lows, but are getting close. There is little question that the Treasury market is assuming a substantially weaker U.S. economy and a period of monetary ease from the Federal Reserve. In our view, both of these are likely to come to pass.


Based upon this outlook, we are retaining a portfolio duration longer than benchmark, because we believe that interest rates can fall modestly from current levels, although long-term rates are unlikely to fall much from here. During the prior year, we have gradually increased the Portfolio's modest exposure to corporate bonds and have been noticeably underweight in mortgage-backed securities. We anticipate adding to our holdings of high quality non-Treasury sectors over the coming months.


November 1998

MENTOR INCOME AND GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Income and Growth Portfolio Class A and Class B Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                                    [GRAPH]

                Class         Class
               A Shares      B Shares       LAGG/S&P 500
5/24/93         9425          10133          10000
9/30/93         9909          10506          10353
9/30/94        10578          11239          10446
9/30/95        12402          12614          12879
9/30/96        14802          15140          14686
9/30/97        18076          18499          18723
9/30/98        19126          19302          20692

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                     1-Year     5-Year    Since Inception++
Class A              (0.29%)    12.62%         12.84%
Class B               1.22%     12.67%         14.70%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.



 ** Represents a hypothetical investment of $10,000 in Mentor Income and Growth
     Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


*** Represents a hypothetical investment of $10,000 in Mentor Income and Growth
      Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


 ++ Reflects operations of Mentor Income and Growth Portfolio Class A and Class
     B Shares from the date of commencement of operations on 5/24/93 through 9/30/98.

MENTOR INCOME AND GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Income and Growth Portfolio Class Y Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                                    [GRAPH]

           Class
          Y Shares       LAGG/S&P 500
11/19/97  10000          10000
12/31/97  10217          10435
 3/31/98  10860          11374
 6/30/98  10796          11706
 9/30/98  10660          11211

                          Total Returns as of 9/30/98

                         1-Year    Since Inception++
Class Y                   n/a            7.29%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.



*** Represents a hypothetical investment of $10,000 in Mentor Income and Growth
      Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.


  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


 ++ Reflects operations of Mentor Income and Growth Portfolio Class Y Shares from the date of issuance on 11/19/97 through 9/30/98.

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                          SHARES          MARKET VALUE
COMMON STOCKS - 58.78%
BASIC MATERIALS - 4.46%
AlliedSignal, Inc.                   92,300             $ 3,265,113
Aluminum Company of America          24,000               1,704,000
British Steel PLC~                  137,000               2,491,687
Westvaco Corporation                 68,300               1,639,200
Willamette Industries, Inc.          60,000               1,721,250
                                                        -----------
                                                         10,821,250
                                                        -----------
CAPITAL GOODS & CONSTRUCTION - 4.46%
Caterpillar, Inc.                    50,000               2,228,125
Cooper Industries, Inc.              47,500               1,935,625
Cooper Tire & Rubber                125,000               2,250,000
Hubbell, Inc.                        65,000               2,307,500
Thomas & Betts Corporation           55,000               2,093,438
                                                        -----------
                                                         10,814,688
                                                        -----------
COMMERCIAL SERVICES - 3.17%
Foster Wheeler Corporation          111,200               1,529,000
Supervalu, Inc.                      91,300               2,128,431
Wallace Computer Services, Inc.     225,300               4,041,319
                                                        -----------
                                                          7,698,750
                                                        -----------
CONSUMER CYCLICAL - 3.99%
American Stores Company              58,900               1,895,844
Ford Motor Company                   75,500               3,543,781
Maytag Corporation                   28,900               1,379,975
Sears Roebuck & Company              65,000               2,872,188
                                                        -----------
                                                          9,691,788
                                                        -----------
CONSUMER STAPLES - 7.94%
American Home Products
   Corporation                       53,200               2,786,350
Baxter International, Inc.           62,000               3,689,000
Dimon Incorporated                  280,000               2,957,500
Hormel Foods Corporation            136,400               3,691,325
Kimberly-Clark Corporation           72,000               2,916,000
Philip Morris Companies, Inc.        70,000               3,224,375
                                                        -----------
                                                         19,264,550
                                                        -----------
ENERGY - 6.52%
Amoco Corporation                    23,200               1,249,900
Baker Hughes, Inc.                   89,800               1,880,187
Chevron Corporation                  26,400               2,219,250
Phillips Petroleum Company           22,000                 992,750
Repsol SA~                           50,000               2,109,375
Total SA~                            37,700               2,368,031
Unocal Corporation                   65,800               2,385,250
USX-Marathon Group, Inc.             74,000               2,622,375
                                                        -----------
                                                         15,827,118
                                                        -----------


                                          SHARES          MARKET VALUE
COMMON STOCKS (CONTINUED)
FINANCIAL - 10.96%
Ace Limited                          73,700             $ 2,211,000
Citicorp                             36,600               3,401,513
Federal National Mortgage
   Association                       78,600               5,050,050
First Union Corporation (b)          43,200               2,211,300
Jefferson-Pilot Corporation          33,750               2,041,875
Spieker Properties, Inc.             65,000               2,388,750
US Bancorp                           99,000               3,520,687
Wachovia Corporation                 39,000               3,324,750
Wilmington Trust Corporation         46,900               2,438,800
                                                        -----------
                                                         26,588,725
                                                        -----------
HEALTH - 4.61%
Abbott Laboratories                  43,900               1,906,906
Columbia HCA Healthcare
   Corporation                      150,000               3,009,375
Johnson & Johnson                    41,000               3,208,250
Pharmacia & UpJohn                   61,000               3,061,438
                                                        -----------
                                                         11,185,969
                                                        -----------
TECHNOLOGY - 4.63%
Amp, Inc.                            45,700               1,633,775
International Business Machines
   Corporation                       32,700               4,185,600
Lockheed Martin Corporation          21,700               2,187,631
Xerox Corporation                    38,000               3,220,500
                                                        -----------
                                                         11,227,506
                                                        -----------
TRANSPORTATION &
   SERVICES - 1.58%
KLM Royal Dutch Air *                43,428               1,074,826
Union Pacific Corporation            65,000               2,770,625
                                                        -----------
                                                          3,845,451
                                                        -----------
UTILITIES - 6.46%
Bell Atlantic Corporation            78,900               3,821,719
BellSouth Corporation                33,000               2,483,250
DPL, Inc.                            95,000               1,864,375
DQE, Inc.                            43,000               1,660,875
Pinnacle West Capital                41,700               1,868,681
SBC Communications, Inc.             89,200               3,963,825
                                                        -----------
                                                         15,662,725
                                                        -----------
TOTAL COMMON STOCKS
   (COST $137,623,841)                                  142,628,520
                                                        -----------

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                     PRINCIPAL
                                      AMOUNT       MARKET VALUE
CORPORATE BONDS - 13.43%
INDUSTRIAL - 6.03%
Aluminum Company of
   America, 5.75%, 2/01/01         $   250,000   $   254,350
Archer-Daniels-Midland, 6.75%,
   12/15/27                          2,000,000     2,078,040
Computer Associates
   International, 6.50%,
   4/15/08 (a)                       1,000,000       997,900
Gap, Inc., 6.90%, 9/15/07            1,000,000     1,114,180
Gillette Company, 5.75%,
   10/15/05                            250,000       260,167
Hershey Foods Corporation,
   7.20%, 8/15/27                    1,000,000     1,119,310
ICI Wilmington, Inc., 6.95%,
   9/15/04                           1,000,000     1,065,060
Mead Corporation, 7.35%,
   3/01/17                             750,000       814,223
Praxair, Inc., 6.15%, 4/15/03        1,000,000     1,027,020
Rockwell International
   Corporation, 6.70%, 1/15/28       1,500,000     1,589,775
Scripps (E.W.) Company,
   6.38%, 10/15/02                   1,000,000     1,037,830
Tenneco, Inc., 7.50%, 4/15/07          500,000       548,365
Williams Company, Inc., 6.50%,
   11/15/02                          1,000,000     1,032,510
Zeneca Wilmington, 7.00%,
   11/15/23                          1,500,000     1,688,745
                                                 -----------
                                                  14,627,475
                                                 -----------
FINANCIAL - 5.08%
Allmerica Financial Corporation,
   7.63%, 10/15/25                   1,130,000     1,252,729
Allstate Corporation, 6.75%,
   5/15/18                           1,000,000     1,028,290
American General Finance.,
   5.88%, 7/01/00                      250,000       252,987
Associates Corporation of North
   America, 5.25%, 3/30/00             250,000       250,645
BankAmerica Corporation,
   7.88%, 12/01/02                   1,000,000     1,092,980
Bank One Texas, 6.25%,
   2/15/08                           1,000,000     1,043,010
Chase Manhattan Corporation,
   7.75%, 11/01/99                     250,000       255,697
Comerica Bank, 7.13%,
   12/01/13                            250,000       267,703
Finova Capital Corporation,
   6.39%, 10/08/02                   1,000,000     1,036,390
First National Bank of Boston,
   8.00%, 9/15/04                      250,000       277,367
Fleet Financial Group, 6.88%,
   1/15/28                           1,000,000     1,029,320


                                     PRINCIPAL
                                      AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
FINANCIAL (CONTINUED)
Great Western Financial,
   6.38%, 7/01/00                  $   250,000   $   254,623
Heller Financial, 6.38%,
   11/10/00                          1,000,000     1,026,960
Home Savings of Americas,
   6.00%, 11/01/00                     250,000       253,330
MBIA, Inc., 7.00%, 12/15/25          1,000,000     1,063,240
NationsBank Corporation,
   7.80%, 9/15/16                    1,000,000     1,134,400
Security Benefits Life Company,
   8.75%, 5/15/16 (a)                  500,000       549,375
Toronto Dominion Bank,
   6.13%, 11/01/08                     250,000       260,930
                                                 -----------
                                                  12,329,976
                                                 -----------
UTILITIES - 2.32%
Florida Power & Light
   Company, 5.38%, 4/01/00             250,000       251,090
New York Telephone, 6.00%,
   4/15/08                           1,000,000     1,052,340
Northern Natural Gas, 6.75%,
   9/15/08                           2,000,000     2,096,000
Pacific Gas & Electric Company,
   5.93%, 10/08/03                     250,000       262,700
Philadelphia Electric Company,
   7.50%, 1/15/99                      100,000       100,835
Southwestern Public Service
   Company, 6.88%, 12/01/99            250,000       255,188
System Energy Resources,
   7.71%, 8/01/01                      500,000       525,535
Union Electric Company,
   6.75%, 10/15/99                     250,000       254,688
US West Capital Funding Inc.,
   6.88%, 7/15/28                      785,000       833,489
                                                 -----------
                                                   5,631,865
                                                 -----------
TOTAL CORPORATE BONDS
   (COST $31,414,967)                             32,589,316
                                                 -----------
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 27.27%
Government National Mortgage
   Association 6.50% - 7.00%,
   1/15/24 - 6/15/28                 8,509,957     8,721,623
U.S. Treasury Bonds, 7.25%,
   5/15/16                           4,110,000     5,103,469
U.S. Treasury Notes, 5.63% -
   7.50%, 11/15/99 - 10/15/06       48,550,000    52,331,514
                                                 -----------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $61,636,227)                             66,156,606
                                                 -----------
                                                 241,374,442
                                                 -----------

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                  PRINCIPAL
                                   AMOUNT     MARKET VALUE
SHORT-TERM INVESTMENT - 0.18%
REPURCHASE AGREEMENT
Paribas Corporation
   Dated 9/30/98, 5.54%, due
   10/01/98, collateralized by
   $368,000 U.S. Treasury Note,
   7.88%, 11/13/04, market
   value $435,735
   (cost $435,000)               $435,000   $    435,000
                                            ------------
TOTAL INVESTMENTS
   (COST $231,110,035)-99.66%                241,809,442
OTHER ASSETS LESS
   LIABILITIES - 0.34%                           831,534
                                            ------------
NET ASSETS - 100.00%                        $242,640,976
                                            ============

*   Non-income producing.
~   American Depository Receipts.
(a) These are securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securites have been determined to be liquid under guidelines established by the Board of Trustees.
(b) At September 30, 1998, the Portfolio owned 43,200 shares of common stock of First Union Corporation at a cost of $1,599,696 and market value of $2,211,300. These shares were purchased by the Portfolio prior to the acquisition of Wheat First Union by First Union.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $159,489,535 and $86,643,249, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $231,143,009. Net unrealized appreciation aggregated $10,666,433, of which $24,490,485, related to appreciated investment securities and $13,824,052, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                            $ 241,374,442
Repurchase agreements                                  435,000
                                                 -------------
  Total investments
     (cost $231,110,035)                           241,809,442
Collateral for securities
  loaned (Note 2)                                   40,344,784
Receivables
  Fund shares sold                                     290,524
  Dividends and interest                             1,702,285
Other                                                      500
                                                 -------------
     TOTAL ASSETS                                  284,147,535
                                                 -------------
LIABILITIES
Payables
  Investments purchased          $  662,932
  Securities loaned (Note 2)     40,344,784
  Fund shares redeemed              426,881
Accrued expenses and other
  liabilities                        71,962
                                 ----------
  TOTAL LIABILITIES                                 41,506,559
                                                 -------------
NET ASSETS                                       $ 242,640,976
                                                 =============
Net Assets represented by: (Note 2)
  Additional paid-in capital                     $ 221,635,180
  Accumulated undistributed
     net investment income                              91,952
  Accumulated net realized
     gain on investment
     transactions                                   10,214,437
  Net unrealized appreciation
     of investments                                 10,699,407
                                                 -------------
NET ASSETS                                       $ 242,640,976
                                                 =============
NET ASSET VALUE PER SHARE
Class A Shares                                   $       19.54
Class B Shares                                   $       19.53
Class Y Shares                                   $       19.54
OFFERING PRICE PER SHARE
Class A Shares                                   $       20.73(a)
Class B Shares                                   $       19.53
Class Y Shares                                   $       19.54
SHARES OUTSTANDING
Class A Shares                                       5,055,017
Class B Shares                                       7,364,927
Class Y Shares                                              55

(a) Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends (b)                                     $  2,856,521
Interest                                             5,943,480
                                                  ------------
  TOTAL INVESTMENT INCOME
     (NOTE 2)                                        8,800,001
EXPENSES
Management fee (Note 4)          $1,638,729
Distribution fee (Note 5)           986,604
Shareholder service fee
  (Note 5)                          546,242
Transfer agent fee                  292,933
Administration fee (Note 4)         218,497
Registration expenses                50,615
Custodian and accounting
  fees                               48,726
Shareholder reports and
  postage expenses                   43,522
Legal fees                            7,495
Directors' fees and expenses          5,917
Audit fees                            4,195
Miscellaneous                        26,008
                                 -----------
  Total expenses                                     3,869,483
                                                  ------------
NET INVESTMENT INCOME                                4,930,518
                                                  ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized gain on
  investments (Note 2)           10,845,766
Change in unrealized
  appreciation on
  investments                    (5,423,416)
                                 -----------
NET GAIN ON INVESTMENTS                              5,422,350
                                                  ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                       $ 10,352,868
                                                  ============

(b) Net of foreign withholding taxes of $50,731.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED          YEAR ENDED
                                                                          9/30/98              9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                 $  4,930,518        $   2,672,361
 Net realized gain on investments                                        10,845,766           15,016,540
 Change in unrealized appreciation on investments                        (5,423,416)           6,704,657
                                                                       ------------        -------------
 Increase in net assets resulting from operations                        10,352,868           24,393,558
                                                                       ------------        -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                (2,350,498)          (1,097,197)
  Class B                                                                (2,488,039)          (1,691,306)
  Class Y                                                                       (29)                   -
 From net realized gain on investments
  Class A                                                                (5,325,307)          (2,474,556)
  Class B                                                                (8,807,307)          (6,846,186)
  Class Y                                                                        (1)                   -
                                                                       --------------      -------------
  Total distributions to shareholders                                   (18,971,181)         (12,109,245)
                                                                       --------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                           101,090,596           74,239,398
 Reinvested distributions                                                17,902,342           11,495,496
 Shares redeemed                                                        (39,059,107)         (17,451,330)
                                                                       --------------      -------------
 Change in net assets resulting from capital share transactions          79,933,831           68,283,564
                                                                       --------------      -------------
 Increase in net assets                                                  71,315,518           80,567,877
Net Assets
 Beginning of year                                                      171,325,458           90,757,581
                                                                       --------------      -------------
 End of year (including accumulated undistributed net investment
  income of $91,952 and $0, respectively)                              $242,640,976        $ 171,325,458
                                                                       ==============      =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                            9/30/98        9/30/97        9/30/96        9/30/95       9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $  20.60       $  19.16       $  17.13         $  15.27      $  14.88
                                                         ---------      ---------      ---------        --------      --------
Income from investment operations
 Net investment income                                       0.51           0.44           0.37             0.40          0.31
 Net realized and unrealized gain on investments             0.60           3.39           2.75             2.14          0.64
                                                         ---------      ---------      ---------        --------      --------
 Total from investment operations                            1.11           3.83           3.12             2.54          0.95
                                                         ---------      ---------      ---------        --------      --------
Less distributions
 From net investment income                                 (0.51)         (0.47)         (0.35)           (0.43)        (0.30)
 From capital gains                                         (1.66)         (1.92)         (0.74)           (0.25)        (0.26)
                                                         ----------     ----------     ----------       --------      --------
 Total distributions                                        (2.17)         (2.39)         (1.09)           (0.68)        (0.56)
                                                         ----------     ----------     ----------       --------      --------
Net asset value, end of year                             $  19.54       $  20.60       $  19.16         $  17.13      $  15.27
                                                         ==========     ==========     ==========       ========      ========
TOTAL RETURN*                                                5.81%         22.11%         19.13%           17.24%         6.54%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $ 98,794     $   63,509     $   24,210         $ 19,888      $ 17,773
Ratio of expenses to average net assets                      1.32%          1.35%          1.36%            1.69%         1.75%
Ratio of net investment income to average net assets         2.70%          2.63%          2.08%            2.53%         2.20%
Portfolio turnover rate                                        40%            75%            72%              62%           78%
Average commission rate on portfolio transactions        $ 0.0540     $   0.0515     $   0.0492

     * Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                         YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                          9/30/98       9/30/97       9/30/96      9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                      $  20.59      $  19.18     $  17.14       $  15.28    $  14.91
                                                        ---------     ---------    ---------      --------    --------
Income from investment operations
 Net investment income                                      0.37          0.34         0.23           0.28        0.21
 Net realized and unrealized gain on investments            0.59          3.35         2.76           2.14        0.61
                                                        ---------     ---------    ---------      --------    --------
 Total from investment operations                           0.96          3.69         2.99           2.42        0.82
                                                        ---------     ---------    ---------      --------    --------
Less distributions
 From net investment income                                (0.36)        (0.36)       (0.21)         (0.31)      (0.19)
 From capital gains                                        (1.66)        (1.92)       (0.74)         (0.25)      (0.26)
                                                        ----------    ----------   ----------     --------    --------
 Total distributions                                       (2.02)        (2.28)       (0.95)         (0.56)      (0.45)
                                                        ----------    ----------   ----------     --------    --------
Net asset value, end of year                            $  19.53      $  20.59     $  19.18       $  17.14    $  15.28
                                                        ==========    ==========   ==========     ========    ========
TOTAL RETURN*                                               5.01%        21.24%       18.26%         16.32%       5.66%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                  $143,846    $  107,816   $   66,548       $ 46,678    $ 43,219
Ratio of expenses to average net assets                     2.07%         2.10%        2.13%          2.43%       2.44%
Ratio of net investment income to average net assets        1.95%         1.87%        1.32%          1.78%       1.51%
Portfolio turnover rate                                       40%           75%          72%            62%         78%
Average commission rate on portfolio transactions       $ 0.0540    $   0.0515   $   0.0492

CLASS Y SHARES


                                                           PERIOD ENDED
                                                           9/30/98 (C)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  18.75
                                                          --------
Income from investment operations
 Net investment income                                        0.54
 Net realized and unrealized gain on investments              0.82
                                                          --------
 Total from investment operations                             1.36
                                                          --------
Less distributions
 From net investment income                                  (0.54)
 From capital gains                                          (0.03)
                                                          ----------
 Total distributions                                         (0.57)
                                                          ----------
Net asset value, end of period                            $  19.54
                                                          ==========
TOTAL RETURN*                                                 7.29%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $      1
Ratio of expenses to average net assets                       1.07% (a)
Ratio of net investment income to average net assets          3.15% (a)
Portfolio turnover rate                                         40%
Average commission rate on portfolio transactions       $   0.0540

(a) Annualized.
(c) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
MANAGERS' COMMENTARY: THE BALANCED MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

The Mentor Balanced Portfolio, which has been in existence since 1994, became available to investors in multiple retail mutual fund share classes for the first time in September. This commentary, therefore, marks the first opportunity for the managers of the Portfolio to provide their market perspective to many of our new shareholders.


At quarter end the asset allocation mix in the Mentor Balanced Portfolio was 58% stocks, 41% bonds, and 1% cash.



MARKET OVERVIEW
The first three quarters of 1998 culminated an unprecedented trend of 14 consecutive quarterly gains for the S&P 500. The July-September period, however, saw a dramatic departure from this trend, with the S&P 500 declining 10%. Despite poor equity returns, U.S. government fixed-income markets were extremely strong. In fact, the July-September period marked one of the few times in recent years that bonds significantly outperformed stocks. However, the broad rally in treasury bonds was not shared by more credit-sensitive fixed-income sectors, as investors aggressively shifted assets into low risk instruments only.



EQUITY REVIEW AND OUTLOOK
For some time we have been emphatically cautioning that the stock market would have to adjust to considerably lower corporate earnings prospects, and this transition would likely result in increased volatility and lower returns than experienced over the past several years. Finally, this scenario is unfolding in full force. Earnings estimates for a broad range of companies are being sharply reduced. It is now quite possible, in fact likely in our opinion, that the earnings of the S&P 500 will continue to decline during the remainder of this year and 1999.


These trends present a significant change from the strong, better-than-expected earnings growth that has been a key pillar supporting the bull market since 1990, one of the best on record by almost any measure. But this change was inevitable. It is part of the natural cyclical patterns of the economy, corporate profitability, and the stock market. After nearly perfect growth conditions during much of the 1990's, corporate profitability is coming under pressure as global excess capacity is chasing falling demand. And as should be expected at this point, lenders are sharply curtailing credit and thereby reinforcing these developing pressures.


Fear and greed are a long-term investor's best asset and worst threat. It is exceedingly difficult for both individual and institutional investors to look through an emotionally charged volatile market and focus on the fundamentals. To us, fundamental analysis does not mean trying to figure out cyclical swings in the economy and markets over the next year. It means concentrating on longer-term business qualities. We know that consistently implementing a well-defined investment discipline through the ups and downs of an entire cycle is the best way to ensure long-term success. We focus on a diversified group of companies with excellent operating records and leading competitive positions. We are biased toward companies with above-average business predictability. We have thoroughly analyzed their results and prospects. We own them at prices we believe offer attractive relative values. It is a very simple approach. Not an easy one, but a straightforward one. We will at times be wrong in our analysis, but we will strive to be as objective as possible. Of course, we expect to be right more

MENTOR BALANCED PORTFOLIO
MANAGERS' COMMENTARY: THE BALANCED MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

often than not. We will not alter this approach just because those around us are becoming more complacent or fearful. Over the long-term, cyclical swings wash out and business fundamentals prevail.



FIXED INCOME REVIEW AND OUTLOOK
On the fixed-income side, our short-term strategy in this tumultuous environment has been to tilt portfolio durations somewhat long relative to our benchmarks, as well as more heavily weight sector allocations toward treasury securities. Given our long-term confidence in the U.S. economy, we are waiting for an opportunity to aggressively move into domestic spread sectors. Prior to such a move, we will have to be convinced that these markets have stabilized. In our opinion such stabilization will require the Fed to continue to move forcefully to further ease credit conditions.


The primary risk we see to our outlook is timing. The U.S. economy has tremendous forward momentum and the current yield curve is already pricing in an aggressive Fed ease. Should events unfold more slowly than the market hopes, the bond market could encounter some short-term turbulence. We would view these sell-offs as short term in nature and would utilize the higher yield levels to extend our duration further.


November 1998

MENTOR BALANCED PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Balanced Portfolio Class A Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                                    [GRAPH]

               9/16/98        9/30/98
Class A         9,422           9,433
LAGG/S&P 500   10,000          10,464

               Total Returns as of 9/30/98

              1-Year    Since Inception++
Class          n/a          (5.78%)



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  * Represents a hypothetical investment of $10,000 in Mentor Balanced Portfolio Class A Shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.


  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


 ++ Reflects operations of Mentor Balanced Portfolio Class A Shares from the date of issuance on 9/16/98 through 9/30/98.

Comparison of change in value of a hypothetical $10,000 investment in Mentor Balanced Portfolio Class Y Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

[GRAPH]
                    9/16/98        9/30/98
Class Y             10,000         10,000
LAGG/S&P 500        10,000         10,464

Total Returns as of 9/30/98

               1-Year    Since Inception**
Class Y        n/a            0.00%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 ** Represents a hypothetical investment of $10,000 in Mentor Balanced
     Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

*** Reflects operations of Mentor Balanced Portfolio Class Y Shares from the date of issuance on 9/16/98 through 9/30/98.

MENTOR BALANCED PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                            PERFORMANCE COMPARISON


Comparison of change in value of a hypothetical $10,000 investment in Mentor Balanced Portfolio Class B Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                                    [GRAPH]
                                           S&P 500 and
          Class B        Class B*       Lehman Brothers
                                     Aggregate Bond Index
 6/21/94  10000          10000               10000
12/31/94  10108           9610               10336
 6/30/95  11561          11161               12054
 9/30/95  12085          11685               12723
 9/30/96  14260          13960               14506
 9/30/97  18042          17842               18496
 9/30/98  20181          19760               20446

Average Annual Return as of 9/30/98     Average Annual Return as of 9/30/98
      Without Sales Charges                   Including Sales Charges

          1-Year    Since Inception++             1-Year    Since Inception++
Class B   11.86%         17.83%         Class B   8.75%          17.69%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.



 ~ Represents a hypothetical investment of $10,000 in Mentor Balanced Portfolio
    Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. Prior to September 16, 1998, contingent deferred sales charges of 5.00% were waived. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


 + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


++ Reflects operations of Mentor Balanced Portfolio Class B Shares from the date of commencement of operations on 6/21/94 through 9/30/98.


* Includes maximum Contingent Deferred Sales Charge (CDSC) of 5%.

MENTOR BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                             SHARES     MARKET VALUE
COMMON STOCKS - 51.46%
BASIC MATERIALS - 1.89%
Emerson Electric Company                     3,890     $ 242,152
                                                       ---------
CAPITAL GOODS & CONSTRUCTION - 5.56%
Bemis Company                                6,245       218,966
Illinois Tool Works                          4,635       252,607
W. W. Grainger, Inc.                         5,730       241,377
                                                       ---------
                                                         712,950
                                                       ---------
CONSUMER CYCLICAL - 8.42%
Chancellor Media Corporation -
   Class A *                                 5,245       175,052
Clear Channel Communications *               4,445       211,137
Gannett Company                              4,105       219,874
Interpublic Group Companies, Inc.            4,335       233,819
Newell Company                               5,220       240,446
                                                       ---------
                                                       1,080,328
                                                       ---------
CONSUMER STAPLES - 5.52%
Philip Morris Companies, Inc.                4,840       222,942
Sherwin-Williams Company                    11,285       244,038
Sysco Corporation                           10,235       241,162
                                                       ---------
                                                         708,142
                                                       ---------
FINANCIAL - 10.84%
Ahmanson (HF) & Company                      3,950       219,225
American Express Company                     2,860       222,007
Federal National Mortgage Association        3,510       225,517
NationsBank Corporation                      2,990       159,965
Norwest Corporation                          4,495       160,977
UNUM Corporation                             4,720       234,525
SouthTrust Corporation                       4,800       167,700
                                                       ---------
                                                       1,389,916
                                                       ---------
HEALTH - 6.95%
Bristol-Myers Squibb Company                 2,345       243,587
HealthSouth Corporation *                   18,340       193,716
Johnson & Johnson                            2,805       219,492
Tenet Healthcare Corporation *               8,170       234,888
                                                       ---------
                                                         891,683
                                                       ---------
TECHNOLOGY - 9.20%
Automatic Data Processing                    3,190       238,452
Computer Associates International, Inc.      6,770       250,490
Computer Sciences Corporation                4,145       225,903
MCI WorldCom, Inc. *                         4,685       228,980
Sun Microsystems, Inc. *                     4,725       235,364
                                                       ---------
                                                       1,179,189
                                                       ---------
TRANSPORTATION & SERVICES - 1.16%
Werner Enterprises, Inc.                     9,472       149,184
                                                       ---------
MISCELLANEOUS - 1.92%
Tyco International, Inc.                     4,445       245,586
                                                       ---------
TOTAL COMMON STOCKS
   (COST $6,531,760)                                   6,599,130
                                                       ---------


                                     PRINCIPAL
                                      AMOUNT       MARKET VALUE
FIXED INCOME SECURITIES - 36.99%
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 34.26%
Federal National Mortgage
   Association, MTN, 6.64%,
   7/02/07                         $ 130,000      $ 145,240
Government National
   Mortgage Association, MBS,
   6.50%, 5/15/09                    102,065        104,453
 7.00%, 8/15/28 ARM                   84,047         86,674
Government National
   Mortgage Association II,
   ARM,
   6.88%, 4/20/22                     71,868         73,307
 7.00%, 11/20/22 - 8/15/28            78,240         79,458
U.S. Treasury Bonds, 6.00% -
   7.50%, 2/15/23 - 2/15/26          725,000        910,182
U.S. Treasury Notes, 5.63% -
   6.75%, 4/30/00 - 5/15/08        2,790,000      2,995,171
                                                  ---------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $4,274,484)                              4,394,485
                                                  ---------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 1.22%
AFG Receivables Trust, 6.65%,
   10/15/02                           32,527         32,782
CS First Boston, 7.18%,
   2/25/18                            25,000         26,800
Key Auto Finance Trust Series
   1997-2 Class A3, 6.10%,
   11/15/00                           50,000         50,172
Union Acceptance Corporation,
   6.48%, 5/10/04                     45,000         46,240
                                                  ---------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS (COST $152,201)                      155,994
                                                  ---------
CORPORATE BONDS - 1.51%
Ford Motor Credit Company,
   7.20%, 6/15/07                     45,000         50,256
Norwest Corporation, 6.80%,
   5/15/02                            60,000         63,625
PNC Student Loan Trust I,
   6.73%, 1/25/07, ARM                75,000         79,726
                                                  ---------
TOTAL CORPORATE BONDS
   (COST $181,746)                                  193,607
                                                  ---------
TOTAL FIXED INCOME SECURITIES
   (COST $4,608,431)                              4,744,086
                                                  ---------

MENTOR BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                    AMOUNT      MARKET VALUE
SHORT-TERM INVESTMENT
REPURCHASE AGREEMENT - 0.98%
Goldman Sachs & Company
   Dated 09/30/98, 5.60%, due
   10/01/98, collateralized by
   $127,262 Federal National
   Mortgage Association,
   6.00%, 08/01/13, market
   value $128,534
   (cost $125,344)                $125,344     $   125,344
                                               -----------
TOTAL INVESTMENTS
   (COST $11,265,535)-89.43%                    11,468,560
OTHER ASSETS LESS
   LIABILITIES - 10.57%                          1,352,413
                                               -----------
NET ASSETS - 100.00%                           $12,820,973
                                               ===========

     * Non-income producing.
ARM - Adjustable Rate Mortgage
MBS - Mortgage Backed Securities
MTN - Medium Term Note

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $11,028,839 and $3,760,750, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $11,265,535. Net unrealized appreciation aggregated $203,025, of which $449,651, related to appreciated investment securities and $246,626, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value
   (Note 2)
Investment securities                                $ 11,343,216
Repurchase agreements                                     125,344
                                                     ------------
  Total investments
     (cost $11,265,535)                                11,468,560
Collateral for securities loaned
  (Note 2)                                              2,639,420
Cash                                                      477,253
Receivables
  Investments sold                                         90,763
  Fund shares sold                                      3,356,473
  Dividends and interest                                   68,997
                                                     ------------
     TOTAL ASSETS                                      18,101,466
                                                     ------------
LIABILITIES
  Investments purchased             $ 2,537,038
  Securities loaned (Note 2)          2,639,420
  Fund shares redeemed                  100,000
Accrued expenses and other
  liabilities                             4,035
                                    -----------
     TOTAL LIABILITIES                                  5,280,493
                                                     ------------
NET ASSETS                                            $12,820,973
                                                     ============
Net Assets represented by:
  (Note 2)
  Additional paid-in capital                         $ 12,530,663
  Accumulated undistributed net
     investment income                                     18,259
  Accumulated net realized gain
     on investment transactions                            69,026
  Net unrealized appreciation of
     investments                                          203,025
                                                     ------------
NET ASSETS                                           $ 12,820,973
                                                     ============
NET ASSET VALUE PER SHARE
Class A Shares                                       $      13.69
Class B Shares                                       $      13.69
Class Y Shares                                       $      13.69
OFFERING PRICE PER SHARE
Class A Shares                                       $      14.53(a)
Class B Shares                                       $      13.69
Class Y Shares                                       $      13.69
SHARES OUTSTANDING
Class A Shares                                            258,246
Class B Shares                                            412,394
Class Y Shares                                            266,111

(a)  Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends                                               $ 29,221
Interest                                                 104,135
                                                        --------
  Total investment income
     (Note 2)                                            133,356
                                                        --------
EXPENSES
Management fee (Note 4)                 $ 31,721
Distribution fee (Note 5)                 30,319
Shareholder service fee (Note 5)          10,212
Administration fee (Note 4)                4,219
Custodian and accounting fees              5,842
Registration expenses                      2,363
Shareholder reports and postage
  expenses                                 2,043
Legal fees                                   115
Directors' fees and expenses                  60
Audit fees                                    59
Miscellaneous                                465
                                        --------
  Total expenses                                          87,418
Deduct
Waiver of distribution fee (Note 5)                      (29,451)
Waiver of management fee
  (Note 4)                                               (20,856)
Waiver of shareholder servicing
  fee (Note 5)                                            (9,738)
Waiver of administration fee
  (Note 4)                                                (4,219)
                                                        --------
NET EXPENSES                                              23,154
                                                        --------
NET INVESTMENT INCOME                                    110,202
                                                        --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments
  (Note 2)                               822,291
Change in unrealized appreciation
  on investments                        (583,942)
                                        --------
NET GAIN ON INVESTMENTS                                  238,349
                                                        --------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                       $348,551
                                                        ========

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED        YEAR ENDED
                                                                           9/30/98           9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                  $    110,202       $   107,324
 Net realized gain on investments                                            822,291           408,111
 Change in unrealized appreciation on investments                           (583,942)          397,175
                                                                        ------------       -----------
 Increase in net assets resulting from operations                            348,551           912,610
                                                                        ------------       -----------
Distributions to Shareholders
 From net investment income                                                 (159,807)         (108,705)
 From net realized gain on investments                                    (1,140,442)         (449,369)
                                                                        ------------       -----------
  Total distributions to shareholders                                     (1,300,249)         (558,074)
                                                                        ------------       -----------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                              9,280,672           108,705
 Reinvested distributions                                                  1,300,249           449,370
 Shares redeemed                                                            (910,125)         (636,137)
                                                                        ------------       -----------
 Change in net assets resulting from capital share transactions            9,670,796           (78,062)
                                                                        ------------       -----------
 Increase in net assets                                                    8,719,098           276,474
Net Assets
 Beginning of period                                                       4,101,875         3,825,401
                                                                        ------------       -----------
 End of period (including accumulated undistributed net investement
  income of $18,259 and $67,864, respectively)                          $ 12,820,973       $ 4,101,875
                                                                        ============       ===========

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                   PERIOD ENDED
                                                   9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $  13.69
                                                  --------
Income from investment operations
 Net investment income                                0.00**
 Net realized and unrealized gain (loss) on
  investments                                         0.00**
                                                  ----------
 Total from investment operations                     0.00**
                                                  ----------
Net asset value, end of period                    $  13.69
                                                  ==========
TOTAL RETURN*                                         0.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)          $  3,534
Ratio of expenses to average net assets               1.35% (a)
Ratio of net investment income to average net
 assets                                               1.52% (a)
Portfolio turnover rate                                 89%
Average commission rate on portfolio
 transactions                                   $   0.0687

(a) Annualized.
(b) For the period from September 16, 1998 (initial offering of Class A) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.
** Income for the period was less than $0.005 per share.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES (F)

                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                          9/30/98      9/30/97      9/30/96
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $  17.61     $  16.28     $  14.85
                                                       ---------    ---------    ---------
Income from investment operations
 Net investment income                                     0.45         0.43         0.42
 Net realized and unrealized gain (loss) on
  investments                                              1.43         3.35         2.09
                                                       ---------    ---------    ---------
 Total from investment operations                          1.88         3.78         2.51
                                                       ---------    ---------    ---------
Less distributions
 From net investment income                               (0.71)       (0.43)       (0.48)
 From net realized capital gain                           (5.09)       (2.02)       (0.60)
                                                       ----------   ----------   ----------
 Total distributions                                      (5.80)       (2.45)       (1.08)
                                                       ----------   ----------   ----------
Net asset value, end of period                         $  13.69     $  17.61     $  16.28
                                                       ==========   ==========   ==========
TOTAL RETURN*                                             11.86%       26.09%       18.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $  5,645   $    4,102   $    3,825
Ratio of expenses to average net assets                    0.52%        0.50%        0.50%
Ratio of expenses to average net assets excluding
 waiver                                                    2.12%        2.13%        2.06%
Ratio of net investment income to average net assets       2.63%        2.78%        2.83%
Portfolio turnover rate                                      89%          80%         103%
Average commission rate on portfolio transactions      $ 0.0687   $   0.0696   $   0.0694



                                                           PERIOD ENDED        PERIOD ENDED
                                                           9/30/95 (c)         12/31/94 (d)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $     12.44         $     12.50
                                                          -----------         -----------
Income from investment operations
 Net investment income                                           0.36                0.22
 Net realized and unrealized gain (loss) on
  investments                                                    2.08               (0.09)
                                                          -----------         -----------
 Total from investment operations                                2.44                0.13
                                                          -----------         -----------
Less distributions
 From net investment income                                     (0.03)              (0.19)
 From net realized capital gain                                    --                  --
                                                          -----------         -----------
 Total distributions                                            (0.03)              (0.19)
                                                          -----------         -----------
Net asset value, end of period                            $     14.85         $     12.44
                                                          ===========         ===========
TOTAL RETURN*                                                   19.28%               1.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $     3,210         $     2,911
Ratio of expenses to average net assets                          0.50% (a)           0.50% (a)
Ratio of expenses to average net assets excluding
 waiver                                                          2.12% (a)           2.72% (a)
Ratio of net investment income to average net assets             3.26% (a)           3.32% (a)
Portfolio turnover rate                                            65%                 71%
Average commission rate on portfolio transactions

CLASS Y SHARES (f)


                                                             PERIOD
                                                        ENDED 9/30/98 (e)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $ 13.69
                                                           --------
Income from investment operations
 Net investment income                                        0.01
 Net realized and unrealized loss on investments             (0.01)
                                                           ---------
 Total from investment operations                             0.00
                                                           ---------
Net asset value, end of period                             $ 13.69
                                                           =========
TOTAL RETURN*                                                 0.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $ 3,642
Ratio of expenses to average net assets                       1.10%(a)
Ratio of net investment income to average net assets          2.31%(a)
Portfolio turnover rate                                         89%
Average commission rate on portfolio transactions       $   0.0687

(a) Annualized.
(c) For the period from January 1, 1995 to September 30, 1995.
(d) For the period from June 21, 1994 (commencement of operations) to December 31, 1994.
(e) For the period from September 16, 1998 (initial offering of Class Y) to September 30, 1998.
(f) Prior to September 16, 1998, all shareholders of the Balanced Portfolio were Class B shareholders. On September 16, 1998, shares of Class B were converted to Class Y shares.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE TAX-EXEMPT MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

ECONOMIC FACTORS
Unlike many countries in the world, the U.S. economy was strong throughout the reporting period, characterized by record low unemployment, good growth and low inflation. Driving economic growth in recent months has been the strength in the housing market, which benefited from strong employment and low interest rates. Housing starts in July 1998 reached an all-time high, 17% above the same period a year ago. While the housing market has been largely insulated from the overseas financial crises, the manufacturing sector has begun to show signs of a slowdown. In April, the National Association of Purchasing Management Index slipped from 54.8 to 52.9. This Index, which compares the changes in various market areas on a month to month basis, is a widely recognized measure of manufacturing activity. By June, the Index fell to 49.6, below the 50% level that marks the difference between growth and contraction.


The news that manufacturing activity was slowing down was welcomed by the Federal Reserve. In part, this eliminated the need for the Fed to raise interest rates to head off inflation, which was the market's concern through the July meeting. In early August, the Fed concluded that the risks of inflation were evenly balanced against the risks of recession. By September, however, it appeared that recession was more of a concern given the declines in the Japanese stock market, the financial collapse of Russia, and the large drops in the U.S. stock market. As a result the Fed lowered the Fed Funds target by 25 basis points to 5.25% in late September.


The Fed is in the difficult position of having to set U.S. policy based on international factors. With the prices of gold and oil recovering from their lows, the disinflationary effects of declining commodity prices may be coming to an end. Continued low inflation appears to be fostering higher wage demands. If world financial markets can be stabilized, the Fed could find that the balance of risks might shift just as quickly back toward inflation.



MARKET REVIEW
While we saw several periods of volatility during the past 12 months, overall the market rallied, with U.S. Treasuries strongly outperforming the municipal market. The 30-year Treasury, which began the reporting period yielding 6.40%, ended 143 basis point lower at 4.97%. 30-year AAA-rated general obligation municipals yielded 5.17% one year ago, dropping to 4.78% one year later.


The divergent paths taken by the treasury and municipal markets can be primarily attributed to the impact of the Asian financial crisis. As problems in Asia have continued and the U.S. dollar has risen relative to Asian currencies, demand for treasuries has increased. This "flight to quality" has driven the yield on the long bond down to the lowest levels seen since the government began issuing the 30-year bond in 1977. At the same time, surpluses of the federal government have caused a reduction in issuance resulting in fewer bonds to meet strong demand.


Technical conditions have been exactly the opposite in the tax-exempt market, with lukewarm retail demand due to low absolute yields and a strong increase in supply from a year ago. Although new issue volume has slowed somewhat in the past couple of months, year-to-date issuance is 37% over the comparable period a year ago. In addition to encouraging the number of refunding issues (up

MENTOR MUNICIPAL INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE TAX-EXEMPT MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

59%), the low interest rate environment has also boosted new money issues which are up 20% year to date. As has been the trend in recent years, over 51% of new securities were issued with bond insurance, and yield spreads between quality and lower rated bonds remained tight.


Since municipal prices did not rise as sharply as taxable securities during the period, tax-exempt yields are now very attractive relative to treasuries. At the end of the reporting period, the Bond Buyer Revenue Bond Index yielded 5.17% or 104% of 30-year treasuries, even before taking into consideration any tax advantage. The Revenue Bond Index consists of 25 revenue bonds with a 30-year maturity and an average rating of A1. The bonds that comprise this index are very similar to those we purchase for your Portfolio.



MANAGEMENT STRATEGY
Our outlook during most of the reporting period was positive, and we maintained duration slightly long relative to our benchmark to allow the fund to take full advantage of the rally. At the end of the fiscal year, the duration of the portfolio was 7.82 years compared to the Lehman Municipal Bond Index duration of 7.55 years.


The high percentage of new issues that came to market insured continued to create a scarcity of lower-rated higher-yielding offerings. This resulted in continued tight yield spreads between AAA-rated and lower quality paper. While we did add a number of non-rated or lower-rated securities to the portfolio, we concentrated more on insured offerings as we felt they offered more attractive relative yields. The lower quality securities we selectively added helped maximize the portfolio's dividend paying ability.

We kept the portfolio well diversified by industry, increasing our positions in the healthcare and industrial revenue sectors, which traditionally have performed slightly stronger than other sectors in the Revenue Bond Index. At the end of the reporting period, our exposure to healthcare stood at 21% of assets, with industrial revenue the second largest sector at 13% of assets. Our research expertise in these two areas allows us to find value in individual issues.



OUTLOOK
The Federal Reserve's recent 25 basis point interest rate cut and the slowing down of the U.S. economy are likely to sustain the low interest rate environment, which is favorable for the bond markets. It appears that we will see a record year of municipal issuance as the low absolute yields spark further refundings as well as new money issues.


We are satisfied with the current structure of the portfolio and do not expect to make any major changes over the next few months unless credit spreads widen between AAA-rated and lower-rated issues. If that occurs, we would redeploy some assets toward higher-yielding securities to strengthen the portfolio's dividend. We also continue to closely monitor those securities that are vulnerable to calls and to extend the call protection of the portfolio. Combined with the recent declines in the equity market, the very attractive ratio of municipal yields to taxable yields could turn investor focus from stocks to the fixed-income market.


November 1998

MENTOR MUNICIPAL INCOME PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change in value of a hypothetical $10,000 purchase in Mentor Municipal Income Portfolio Class A and Class B Shares and Lehman Municipal Bond Index.~

                                    [GRAPH]

                         A Shares            B Shares           Lehman Municipal
                                                                   Bond Index
4/29/92                    9525              10000                10000
9/30/92                   10034              10528                10561
9/30/93                   11637              12134                11906
9/30/94                   11101              11511                11616
9/30/95                   12151              12348                12916
9/30/96                   12935              13184                13818
9/30/97                   14085              14291                14933
9/30/98                   15245              15289                16232


                      Average Annual Returns as of 9/30/98
                            Including Sales Charges
                    1-Year              5-Year              Since Inception*
Class A             3.12%               4.53%                    6.79%
Class B             3.70%               4.85%                    6.90%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  ~ The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interests on securities in the index. The Lehman Municipal Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
  + Represents a hypothetical investment of $10,000 in Mentor Municipal Income
     Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.
 ++ Represents a hypothetical investment of $10,000 in Mentor Municipal Income
     Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
  * Reflects operations of Mentor Municipal Income Portfolio Class A and Class B Shares from the date of commencement of operations on 4/29/92 through 9/30/98.

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Municipal Income Portfolio Class Y Shares and Lehman Municipal Bond Index.-

                                    [GRAPH]

                         Y Shares      Lehman Municipal
                                         Bond Index
11/19/97                   10000          10000
12/31/97                   10147          10206
3/31/98                    10263          10323
6/30/98                    10410          10480
9/30/98                    10689          10802

                          Total Returns as of 9/30/98

                             1-Year               Since Inception**
Class Y                       n/a                      7.51%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  ~ The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interests on securities in the index. The Lehman Municipal Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
+++ Represents a hypothetical investment of $10,000 in Mentor Municipal Income
      Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.
 ** Reflects operations of Mentor Municipal Income Portfolio Class Y Shares from the date of issuance on 11/19/97 through 9/30/98.

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                            PRINCIPAL
                                             AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES - 99.42%
ARIZONA - 1.56%
Pima County Arizona IDA,
   7.25%, 7/15/10 (c)                 $1,550,000             $   1,733,830
                                                             -------------
ARKANSAS - 1.12%
Pulaski County Health
   Facilities, 5.00%, 12/01/28         1,250,000                 1,248,950
                                                             -------------
CALIFORNIA - 10.51%
California State Water Reserve
   Center, 4.75%, 12/01/29             3,500,000                 3,427,270
California Statewide
   Community Development
   Authority, 5.63%, 10/01/34          2,070,000                 2,132,514
Carson Improvement Board Act
   1915, Special Assessment
   District 92, 7.38%, 9/02/22           700,000                   770,392
East Bay Municipal Utility
   District, 4.75%, 6/01/21            1,915,000                 1,887,424
Orange County Community
   Facilities District, Series A,
   7.35%, 8/15/18 (c)                    300,000                   346,779
San Francisco City & County
   Airport, 6.30%, 5/01/25             1,000,000                 1,101,250
University of California
   Revenues, 4.75%, 9/01/16            2,000,000                 2,012,240
                                                             -------------
                                                                11,677,869
                                                             -------------
COLORADO - 3.36%
Colorado Housing Authority,
   7.00%, 11/01/24                       525,000                   560,873
Denver City & County Airport
   Revenue, 7.75% - 8.50%,
   11/15/13 - 11/15/23                 2,700,000                 3,167,089
                                                             -------------
                                                                 3,727,962
                                                             -------------
CONNECTICUT - 0.99%
Connecticut State Development
   Authority, 6.15%, 4/01/35           1,000,000                 1,104,860
                                                             -------------
DISTRICT OF COLUMBIA - 0.80%
Metropolitan Washington,
   General Airport Revenue,
   Series A, 6.63%, 10/01/19 (c)         800,000                   884,496
                                                             -------------
FLORIDA - 2.54%
Hillsborough County, 6.25%,
   12/01/34                            1,250,000                 1,396,750
Sarasota County Health
   Facilities Authority Revenue,
   10.00%, 7/01/22                     1,160,000                 1,418,831
                                                             -------------
                                                                 2,815,581
                                                             -------------


                                            PRINCIPAL
                                             AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
GEORGIA - 2.92%
Fulton County Georgia
   Housing Authority
   Multifamily, Housing
   Revenue, 6.38%, 2/01/08            $  520,000             $     528,346
George Smith World Congress
   Center, 5.50%, 7/01/20              1,500,000                 1,509,345
Monroe County Development
   Authority PCRB, 6.75%,
   1/01/10                             1,000,000                 1,205,240
                                                             -------------
                                                                 3,242,931
                                                             -------------
ILLINOIS - 9.53%
Broadview Tax Increment
   Revenue, 8.25%, 7/01/13             1,000,000                 1,145,030
Chicago Capital Appreciation,
   (effective yield-1.99%) (a),
   7/01/16                             2,000,000                   718,080
Chicago Heights Residential
   Mortgage, (effective
   yield-3.29%) (a), 6/01/09           3,465,000                 1,655,300
Illinois Health Facilities
   Authority Revenue, 5.50% -
   9.50%, 11/15/19 - 10/01/22          2,250,000                 2,527,477
Illinois Educational Facilities
   Authority Revenue, 6.00%,
   10/01/24                            1,000,000                 1,042,200
Kane County School District
   No. 129, 5.50%, 2/01/11             2,000,000                 2,167,620
Metropolitan Pier &
   Exposition, (effective
   yield-1.39%) (a), 6/15/21           1,950,000                   644,962
Saint Clair County Public
   Building, (effective
   yield-1.99%) (a), 12/01/16          1,650,000                   690,789
                                                             -------------
                                                                10,591,458
                                                             -------------
INDIANA - 0.36%
Indiana Transportation Finance
   Authority, Series A, (effective
   yield-1.92%) (a), 6/01/17           1,000,000                   403,560
                                                             -------------
IOWA - 0.61%
Student Loan Liquidity
   Corporation, Student Loan
   Revenue, Series C, 6.95%,
   3/01/06 (c)                           625,000                   674,525
                                                             -------------

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                          PRINCIPAL
                                           AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
KENTUCKY - 4.58%
Jefferson County Hospital
   Revenue, 8.70%,
   10/01/08 (b)                     $ 500,000              $  599,375
Kenton County Airport Board
   Revenue, OID, 7.50%,
   2/01/20                          1,400,000               1,546,342
Warren County Hospital
   Facility Revenue Bowling
   4.88%, 4/01/27                   3,000,000               2,945,580
                                                           ----------
                                                            5,091,297
                                                           ----------
LOUISIANA - 3.38%
Louisiana Public Facilities
   Authority Revenue, Dillard
   University-Louisiana, 5.00%,
   2/01/28                          2,750,000               2,755,720
Louisiana State University &
   Agriculture and Mechanical
   College, University Revenues,
   5.00%, 10/01/30                  1,000,000               1,001,340
                                                           ----------
                                                            3,757,060
                                                           ----------
MAINE - 0.86%
Maine State Housing Authority,
   Series C, 6.88%, 11/15/23          885,000                 956,030
                                                           ----------
MASSACHUSETTS - 1.92%
Massachusetts State Health and
   Education, 6.00%, 10/01/23       1,000,000               1,018,850
Massachusetts State Health and
   Educational Facilities
   Authority, OID Revenue
   Bonds, Series A, 6.88%,
   4/01/22                          1,000,000               1,119,950
                                                           ----------
                                                            2,138,800
                                                           ----------
MICHIGAN - 4.93%
Detroit Michigan Water Supply
   Systems, 5.00%, 7/01/27          1,000,000               1,000,310
Grand Traverse County
   Hospital, 5.00%, 7/01/28         2,500,000               2,486,375
Michigan State Hospital
   Financial Authority Revenue,
   5.00%, 5/15/28                   2,000,000               1,995,280
                                                           ----------
                                                            5,481,965
                                                           ----------


                                          PRINCIPAL
                                           AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
NEBRASKA - 1.22%
Nebraska Investment Finance
   Authority, SFM, 9.42%,
   9/15/24 (b)                      $ 300,000              $  339,375
Nebraska Public Gas Agency
   Gas supply System, 5.00%,
   4/01/00                          1,000,000               1,017,810
                                                           ----------
                                                            1,357,185
                                                           ----------
NEVADA - 2.26%
Clark County, 5.90%, 10/01/30       2,000,000               2,050,800
Henderson Local Improvement
   District, Special Assessment,
   Series A, 8.50%, 11/01/12          440,000                 458,876
                                                           ----------
                                                            2,509,676
                                                           ----------
NEW JERSEY - 2.10%
East Orange County Board of
   Education, Participation
   Notes, (effective
   yield-1.67%) (a), 2/01/20        1,000,000                 365,000
New Jersey State Housing &
   Mortgage Finance, 5.40%,
   11/01/28                         1,170,000               1,209,406
Union Utilities Authority,
   5.00%, 6/15/28                     750,000                 757,568
                                                           ----------
                                                            2,331,974
                                                           ----------
NEW MEXICO - 0.92%
Santa Fe Educational Facilities
   Revenue Bonds, 5.50%
   3/01/24                          1,000,000               1,020,210
                                                           ----------
NEW YORK - 4.93%
Clifton Springs Hospital
   Refunding & Improvement,
   8.00%, 1/01/20                     700,000                 786,947
Metropolitan Transportation
   Authority, 4.75%, 7/01/19        1,000,000                 962,240
New York City Municipal
   Water Facility, 5.13%,
   6/15/21                          1,000,000               1,008,300
New York, Series H, 7.20%,
   2/01/13                          1,500,000               1,680,946
New York State Dormitory
   Authority Revenue Hospital,
   5.20%, 2/15/14                   1,000,000               1,034,250
                                                           ----------
                                                            5,472,683
                                                           ----------

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PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                          PRINCIPAL
                                           AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
NORTH CAROLINA - 2.12%
Cumberland County, 5.00%,
   12/01/24                         $1,250,000             $1,253,875
North Carolina Eastern
   Municipal Power Agency
   Systems Revenue, 5.70%,
   1/01/13                           1,000,000              1,097,700
                                                           ----------
                                                            2,351,575
                                                           ----------
NORTH DAKOTA - 0.91%
Devils Lake Health Care,
   6.10%, 10/01/23                   1,000,000              1,012,690
                                                           ----------
OHIO - 1.91%
Batavia Local School District
   Reference, 5.63%,12/01/22         1,000,000              1,121,040
Cuyahoga County Health Care
   Facilities, 5.50%, 12/01/28       1,000,000              1,001,990
                                                           ----------
                                                            2,123,030
                                                           ----------
OKLAHOMA - 0.50%
Oklahoma City, Industrial and
   Cultural Facilities Trust,
   6.75%, 9/15/17                      540,000                551,993
                                                           ----------
PENNSYLVANIA - 6.39%
Beaver County Hospital
   Authority Revenue, 5.00%,
   5/15/28                           1,000,000                997,640
Delaware IDA, 6.20%, 7/01/19         2,000,000              2,191,040
Pennsylvania Economic
   Development, 6.40%,
   1/01/09                             500,000                534,620
Philadelphia Gas Works
   Revenue, 5.00%, 7/01/28           2,250,000              2,250,698
Philadelphia Hospital and
   Higher Education Facilities,
   6.50%, 11/15/08                   1,000,000              1,121,430
                                                           ----------
                                                            7,095,428
                                                           ----------
RHODE ISLAND - 0.31%
West Warwick, Series A, GO
   Bonds, 7.30%, 7/15/08               310,000                348,372
                                                           ----------
SOUTH CAROLINA - 1.81%
Cayce South Carolina
   Waterworks & Sewage
   Revenue, 5.00%, 7/01/20           2,000,000              2,006,740
                                                           ----------


                                          PRINCIPAL
                                           AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
TENNESSEE - 3.73%
Memphis Shelby County
   Airport Authority Special
   Facilities Revenue Refunding,
   7.88%, 9/01/09                   $1,500,000             $1,675,485
Metropolitan Government
   Nashville & Davidson
   County, 4.75% - 5.00%,
   1/01/22 - 10/01/28                2,500,000              2,472,795
                                                           ----------
                                                            4,148,280
                                                           ----------
TEXAS - 9.94%
Abilene Health Facilities
   Development Corporation,
   5.90%, 11/15/25                   1,000,000              1,002,500
Alliance Airport Authority,
   6.38%, 4/01/21                    2,000,000              2,192,620
Brazos Higher Education
   Authority Student Loan
   Revenue, 7.10%, 11/01/04            416,000                472,410
Brazos River Authority
   Revenue, 4.90%, 10/01/15          2,000,000              2,054,760
Dallas Fort Worth International
   Airport Facility Revenue
   Bonds, 7.25%, 11/01/30            1,000,000              1,112,260
Edinburg Consolidated School
   District Public Facilities,
   5.00%, 8/15/19                    1,500,000              1,516,815
Lufkin Health Memorial East
   Texas, 5.70%, 2/15/28             1,000,000              1,025,010
Rockwall Independent School
   District, OID, 5.55%,
   8/15/22                           2,450,000                689,822
Texas State Department of
   Housing and Community
   Affairs Refunding, Series C,
   9.74%, 7/02/24 (b)                  750,000                973,125
                                                           ----------
                                                           11,039,322
                                                           ----------
UTAH - 3.40%
Bountiful Hospital Revenue,
   9.50%, 12/15/18                     230,000                281,237
Intermountain Power Agency
   Power Supply, 5.00%,
   7/01/19                           2,500,000              2,472,225
Utah State Housing Finance
   Agency, SFM, 7.20%,
   1/01/27                             945,000              1,025,108
                                                           ----------
                                                            3,778,570
                                                           ----------

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                             PRINCIPAL
                                              AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
WEST VIRGINIA - 3.61%
Harrison County, 6.75%,
   8/01/24                             $2,000,000             $  2,271,020
West Virginia State Hospital
   Finance Authority Revenue,
   8.80%, 1/01/18 (b)                   1,500,000                1,742,445
                                                              ------------
                                                                 4,013,465
                                                              ------------
WISCONSIN - 3.39%
Southeast Wisconsin
   Professional Baseball, 5.50%,
   12/15/26                             2,000,000                2,229,960
Wisconsin State Health &
   Educational Facility
   Authority Revenues, 5.50%,
   2/15/28                              1,500,000                1,537,530
                                                              ------------
                                                                 3,767,490
                                                              ------------
TOTAL LONG-TERM MUNICIPAL
   SECURITIES
   (COST $102,611,970)                                         110,459,857
                                                              ------------
SHORT-TERM MUNICIPAL
   SECURITIES - 2.16%
CALIFORNIA - 0.45%
California PCRB Series A,
   VRDN, 3.65%, 2/28/08                   500,000                  500,000
                                                              ------------
NEVADA - 0.54%
Reno Nevada Hospital
   Revenue, VRDN, 4.10%,
   5/15/23                                600,000                  600,000
                                                              ------------
NEW YORK - 0.54%
City of New York VRDN,
   4.25%, 8/01/16                         200,000                  200,000
New York City GO Bonds,
   VRDN, 3.95%, 8/15/19                   200,000                  200,000
New York State Energy
   Residential Housing &
   Development, VRDN,
   4.10%, 7/01/15                         200,000                  200,000
                                                              ------------
                                                                   600,000
                                                              ------------
TEXAS - 0.45%
North Central Texas Health
   Facility, Presbyterian Medical
   Center, VRDN, 4.10%,
   12/01/15                               500,000                  500,000
                                                              ------------


                                             PRINCIPAL
                                              AMOUNT            MARKET VALUE
SHORT-TERM MUNICIPAL
   SECURITIES (CONTINUED)
WASHINGTON - 0.18%
Washington Health Care,
   Sisters of Providence, Series I,
   VRDN, 4.05%, 10/01/05               $  200,000             $    200,000
                                                              ------------
TOTAL SHORT-TERM MUNICIPAL
   SECURITIES (COST $2,400,000)                                  2,400,000
                                                              ------------
TOTAL INVESTMENTS
   (COST $105,011,970)-101.58%                                 112,859,857
OTHER ASSETS LESS
   LIABILITIES - (1.58%)                                        (1,750,720)
                                                              ------------
NET ASSETS - 100.00%                                          $111,109,137
                                                              ============

INVESTMENT ABBREVIATIONS


GO - General Obligation
IDA - Industrial Development Authority
OID - Original Issue Discount
PCRB - Pollution Control Revenue Bond
SFM - Single Family Mortgage
VRDN - Variable Rate Demand Note
(a) Effective yield is the yield as calculated at time of purchase at which the bond accretes on an annual basis until its maturity date.
(b) Represents inverse floating rate securities.
(c) A portion of this security is held as collateral for open futures contracts.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $91,099,135 and $56,728,625, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $105,011,970. Net unrealized appreciation aggregated $7,847,887, of which $7,847,887 is related to appreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

ASSETS
Investments, at market value
   (cost $105,011,970) (Note 2)                        $112,859,857
Cash                                                         84,254
Receivables
  Investments sold                                          985,674
  Fund shares sold                                          870,855
  Interest                                                1,685,891
                                                       -------------
     TOTAL ASSETS                                       116,486,531
                                                       -------------
LIABILITIES
Payables
  Investments purchased              $4,840,799
  Fund shares redeemed                   60,067
  Dividends                             349,921
  Variation margin (Note 2)              90,000
Accrued expenses and other
  liabilities                            36,607
                                     ----------
  TOTAL LIABILITIES                                       5,377,394
                                                       -------------
NET ASSETS                                             $111,109,137
                                                       =============
Net Assets represented by:
  (Note 2)
  Additional paid-in capital                           $105,840,947
  Accumulated distributions in
     excess of net investment
     income                                                (349,922)
  Accumulated net realized loss
     on investment transactions                          (2,004,046)
  Net unrealized appreciation of
     investments and open futures
     contracts                                            7,622,158
                                                       -------------
NET ASSETS                                             $111,109,137
                                                       =============
NET ASSET VALUE PER SHARE
Class A Shares                                         $      15.99
Class B Shares                                         $      15.94
Class Y Shares                                         $      16.00
OFFERING PRICE PER SHARE
Class A Shares                                         $      16.79(a)
Class B Shares                                         $      15.94
Class Y Shares                                         $      16.00
SHARES OUTSTANDING
Class A Shares                                            3,237,676
Class B Shares                                            3,722,547
Class Y Shares                                                   67

(a) Computation of offering price: 100/95.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Interest (Note 2)                                      $ 5,400,238
EXPENSES
Management fee (Note 4)                 $ 557,332
Distribution fee (Note 5)                 257,381
Shareholder service fee (Note 5)          232,220
Transfer agent fee                        102,171
Administration fee (Note 4)                92,888
Registration expenses                      53,355
Custodian and accounting fees              26,161
Shareholder reports and postage
   expenses                                 8,237
Legal fees                                  2,878
Directors' fees and expenses                2,275
Audit fees                                  1,991
Miscellaneous                               9,070
                                        ---------
 Total expenses                                          1,345,959
                                                       -----------
NET INVESTMENT INCOME                                    4,054,279
                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FUTURES AND
   OPTIONS CONTRACTS
Net realized loss on investments,
   futures and options contracts
   (Note 2)                               (41,138)
Change in unrealized appreciation
   on investments                       3,077,428
                                        ---------
NET GAIN ON INVESTMENTS, FUTURES
   AND OPTIONS CONTRACTS                                 3,036,290
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                     $ 7,090,569
                                                       ===========

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED         YEAR ENDED
                                                                                 9/30/98            9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                       $   4,054,279      $   2,950,727
 Net realized gain (loss) on investments, futures and options contracts            (41,138)           548,498
 Change in unrealized appreciation on investments                                3,077,428          1,603,630
                                                                             -------------      -------------
 Increase in net assets resulting from operations                                7,090,569          5,102,855
                                                                             -------------      -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                       (1,979,908)        (1,179,998)
  Class B                                                                       (2,308,071)        (1,981,316)
  Class Y                                                                              (43)                --
 From net realized gain on investments
  Class A                                                                               --            (39,820)
  Class B                                                                               --            (66,849)
                                                                             -------------      -------------
  Total distributions to shareholders                                           (4,288,022)        (3,267,983)
                                                                             -------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                   45,477,369         25,738,018
 Reinvested distributions                                                        2,625,084          1,904,347
 Shares redeemed                                                               (13,461,719)       (10,560,419)
                                                                             -------------      -------------
 Change in net assets resulting from capital share transactions                 34,640,734         17,081,946
                                                                             -------------      -------------
 Increase in net assets                                                         37,443,281         18,916,818
Net Assets
 Beginning of year                                                              73,665,856         54,749,038
                                                                             -------------      -------------
 End of year (including accumulated distributions in excess of net
  investment income of ($349,922) and ($300,191), respectively)              $ 111,109,137      $  73,665,856
                                                                             =============      =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                                 YEAR          YEAR          YEAR          YEAR          YEAR
                                                                ENDED         ENDED         ENDED         ENDED         ENDED
                                                               9/30/98       9/30/97       9/30/96       9/30/95       9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                             $ 15.50       $ 15.04       $ 14.92       $ 14.42       $ 16.05
                                                               -------       -------       -------       -------       -------
Income from investment operations
 Net investment income                                            0.66          0.81          0.82          0.81           0.82
 Net realized and unrealized gain
  (loss) on investments                                           0.59          0.49          0.12          0.51         (1.54)
                                                               -------       -------       -------       -------       -------
 Total from investment operations                                 1.25          1.30          0.94          1.32         (0.72)
                                                               -------       -------       -------       -------       -------
Less distributions
 From net investment income                                      (0.76)        (0.81)        (0.82)        (0.82)        (0.81)
 From capital gains                                                 --         (0.03)           --             -         (0.10)
                                                               -------       -------       -------       -------       -------
 Total distributions                                             (0.76)        (0.84)        (0.82)        (0.82)        (0.91)
                                                               -------       -------       -------       -------       -------
Net asset value, end of year                                   $ 15.99       $ 15.50       $ 15.04       $ 14.92       $ 14.42
                                                               =======       =======       =======       =======       =======
TOTAL RETURN*                                                     8.24%         8.89%         6.46%         9.46%        (4.83%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                         $51,757       $29,394       $17,558       $20,460       $25,056
Ratio of expenses to average net assets                           1.17%         1.22%         1.24%         1.43%         1.24%
Ratio of expenses to average net assets excluding waiver          1.17%         1.22%         1.24%         1.43%         1.33%
Ratio of net investment income to average net assets              4.63%         5.09%         5.47%         5.56%         5.43%
Portfolio turnover rate                                             62%           59%           46%           43%           87%

* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                 YEAR          YEAR          YEAR          YEAR          YEAR
                                                                ENDED         ENDED         ENDED         ENDED         ENDED
                                                               9/30/98       9/30/97       9/30/96       9/30/95       9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                             $ 15.49       $ 15.05       $ 14.95       $ 14.43       $ 16.06
                                                               -------       -------       -------       -------       -------
Income from investment operations
 Net investment income                                            1.30          0.71          0.75          0.74          0.74
 Net realized and unrealized gain
  (loss) on investments                                         ( 0.14)         0.52          0.11          0.52        ( 1.54)
                                                               -------       -------       -------       -------       -------
 Total from investment operations                                 1.16          1.23          0.86          1.26        ( 0.80)
                                                               -------       -------       -------       -------       -------
Less distributions
 From net investment income                                     ( 0.71)       ( 0.71)       ( 0.76)       ( 0.74)       ( 0.73)
 From capital gains                                                 --        ( 0.08)           --                      ( 0.10)
                                                               -------       -------       -------                     -------
 Total distributions                                            ( 0.71)       ( 0.79)       ( 0.76)       ( 0.74)       ( 0.83)
                                                               -------       -------       -------       -------       -------
Net asset value, end of year                                   $ 15.94       $ 15.49       $ 15.05       $ 14.95       $ 14.43
                                                               =======       =======       =======       =======       =======
TOTAL RETURN*                                                     7.70%         8.33%         5.87%         9.01%       ( 5.34%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                         $59,351       $44,272       $37,191       $39,493       $46,157
Ratio of expenses to average net assets                           1.67%         1.72%         1.74%         1.92%         1.74%
Ratio of expenses to average net assets excluding waiver          1.67%         1.72%         1.74%         1.92%         1.86%
Ratio of net investment income to average net assets              4.13%         4.60%         4.95%         5.07%         4.93%
Portfolio turnover rate                                             62%           59%           46%           43%           87%

CLASS Y SHARES

                                                         PERIOD ENDED
                                                          9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  15.51
                                                          --------
Income from investment operations
 Net investment income                                        1.39
 Net realized and unrealized loss on investments             (0.23)
                                                          --------
 Total from investment operations                             1.16
                                                          --------
Less distributions
 From net investment income                                  (0.67)
                                                          --------
Net asset value, end of period                            $  16.00
                                                          ========
TOTAL RETURN*                                                 7.51%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $      1
Ratio of expenses to average net assets                       0.92%(a)
Ratio of net investment income to average net assets          5.66%(a)
Portfolio turnover rate                                         62%

(a) Annualized.
(b) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

MARKET CONDITIONS
The 12-month period ending September 30, 1998 saw a dramatic decline in the level of interest rates across the yield curve. At quarter end, long-term interest rates were at levels not seen since the 1960s. The 30-year Treasury ended the quarter yielding under 5%, at 4.97%, a full 1.44% below its level at the beginning of the period. Two-year Treasury yields saw an even more substantial decline, falling 1.51% to 4.27% over the course of the period.


On September 29th, the Federal Reserve initiated its first monetary intervention in over two years, a 0.25% reduction in the Federal Funds rate. And at the end of September, the short-to-intermediate portion of the yield curve was actually inverted, as 6-month Treasury Bills were yielding more than 5-year Treasury Bonds. This implied market expectations of future monetary easing by the Federal Reserve, continued benign domestic inflation, and a slowing economy.


In the past few months the market has grown increasingly concerned that a global deflationary spiral could unfold. The IMF policy prescription of currency devaluation coupled with tight monetary and fiscal policies appears to be making economic conditions even worse for Korea, Indonesia, Russia, etc. The large debt burdens and faltering growth rates of the economies under IMF supervision have raised the specter of wide scale defaults despite IMF intervention. Russia's August announcement that it would simultaneously devalue the ruble and unilaterally reschedule the repayment terms of its debt brought this fear home to many global investors. As the implicit guarantee of the IMF loses its credibility, the emerging markets that had been relatively healthy are being put under increasing pressure. Concerns about the credit quality of these nations have elevated interest rates in these economies to the point where a slowdown in economic growth is becoming inevitable. Such a global slowdown cannot help but put significant downward pressure on U.S. growth and inflation rates.


The U.S. has not been immune to global credit quality anxiety. The yield spread between treasury rates and high-quality corporate bonds, a traditional measure of credit concerns within the economy, ballooned toward quarter end to levels not seen since the last recession. The high-yield market has come under even more stress as investors abandon markets with any hint of credit risk. The underperformance of spread sectors has caused leveraged investors, such as hedge funds and real estate investment trusts, to come under severe funding pressure. As lenders call their loans or demand more collateral, these leveraged investors are left with few alternatives but to sell assets into an already depressed market. These forced asset liquidations have further depressed prices in corporate bonds and mortgage-backed securities, and in many instances trading activity has all but ceased in many market sectors.



PERFORMANCE
For the 12-month period ending September 30, 1998, the Mentor Quality Income Portfolio A shares returned 9.95% and the B shares 9.46%, compared to 8.30% for its Lipper U.S. Mortgage peer group. The Mentor Short-Duration Income Portfolio A and B shares returned 6.87% and 6.68%, respectively, exclusive of sales charges for the 12-month period, compared to 8.04% for its Lipper Short-Intermediate Investment Grade peer group. The period saw massive outperformance of treasury markets as compared to corporate bonds,

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

mortgage-backed, asset-backed, and all other spread product securities. This resulted in our trailing the Merrill Lynch 7-year Treasury and 3-year Treasury Index benchmarks, which returned 15.78% and 10.03% respectively for the 12-month period.



MARKET OUTLOOK
Economic growth is almost certain to slow in the upcoming year, as the impact of slower growth overseas and distressed domestic credit markets takes effect. We do not, however, anticipate a recession for 1999. The United States has ample policy alternatives to fight any slowing in the domestic economy. As inflation has fallen, real interest rates (the nominal interest rate minus inflation) implied by the Fed Funds rate has risen appreciably. Assuming that the turmoil overseas will place continued downward pressure on inflation rates, the Fed could lower Fed Funds by over 150 basis points (1.50%) and still maintain a real interest rate higher than the historical average. Unlike Japan, the U.S. has a healthy, well-capitalized banking system and therefore any easing in monetary conditions will help stimulate demand. For the first time in many decades, the current budget surplus means that an expansionary fiscal policy could be implemented without necessarily driving up real interest rates and therefore crowding out private investment.


Given sufficient aggressive action on the part of the Fed, a recession can be avoided. With an easing Fed and declining inflation, the backdrop for bonds remains positive. The market could see rates last observed in the 1950s. Furthermore, as the Fed provides liquidity to the currently distressed credit markets, corporate bonds and mortgage-backed securities have the potential for significant outperformance in the upcoming year.

THE PORTFOLIOS
Our short-term strategy in this tumultuous environment has been to tilt portfolio durations somewhat long relative to our benchmarks, as well as weighting sector allocations more heavily toward treasury securities. Given our long-term confidence in the U.S. economy we are waiting for an opportunity to aggressively move into domestic spread sectors. Prior to such a move, we will have to be convinced that these markets have stabilized. In our opinion such stabilization will require the Fed to continue to move forcefully to further ease credit conditions.


The primary risk we see to our outlook is timing. The U.S. economy has tremendous forward momentum and the current yield curve is already pricing in an aggressive Fed ease. Should events unfold more slowly than the market hopes, the bond market could encounter some short-term turbulence. We would view these sell-offs as short term in nature and would utilize the higher yield levels to extend our duration further.


November 1998

MENTOR QUALITY INCOME PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change in value of a hypothetical $10,000 purchase in Mentor Quality Income Portfolio Class A and Class B Shares and the Merrill Lynch 7-Year Treasury Index.~

                                    [GRAPH]
                         A Shares            B Shares            Merrill Lynch
                                                                7-Year Treasury
                                                                    Index
4/29/92                   9525               10000                 10000
9/30/92                   9846               10324                 11041
9/30/93                  10378               10827                 12345
9/30/94                  10036               10406                 11721
9/30/95                  11222               11585                 13533
9/30/96                  11681               11999                 14043
9/30/97                  12833               13113                 15388
9/30/98                  14110               14071                 17815


                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                    1-Year    5-Year         Since Inception+++
Class A              4.71%    5.31%               5.51%
Class B              5.46%    5.65%               7.14%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  ~ The Merrill Lynch 7-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. The Merrill Lynch 7-Year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
  + Represents a hypothetical investment of $10,000 in Mentor Quality Income
     Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.
 ++ Represents a hypothetical investment of $10,000 in Mentor Quality Income
     Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
+++ Reflects operations of Mentor Quality Income Portfolio Class A and Class B
      Shares from the date of commencement of operations on 4/29/92 through 9/30/98.

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Quality Income Portfolio Class Y Shares and the Merrill Lynch 7-Year Treasury Index.~

                                    [GRAPH]

                         Y Shares                  Merrill Lynch
                                                  7-Year Treasury
                                                      Index
11/19/97                   10000                      10000
12/31/97                   10038                      10142
3/31/98                    10144                      10311
6/30/98                    10378                      10562
9/30/98                    10869                      11364

Total Returns as of 9/30/98
                    1-Year              Since Inception**
Class Y             n/a                      8.94%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in Mentor Quality Income Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.
** Reflects operations of Mentor Quality Income Portfolio Class Y Shares from the date of issuance on 11/19/97 through 9/30/98.

MENTOR SHORT-DURATION INCOME PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class A Shares and the Merrill Lynch 3-Year Treasury.~


                                    [GRAPH]

                         Class A                3-Year Treasury
6/16/95                  9900                     10000
9/30/95                  9931                     10139
9/30/96                 10532                     11038
9/30/97                 11304                     11571
9/30/98                 12093                     12732

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                   1-Year      Since Inception**
Class A             5.89%          5.94%





Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class B Shares and Merrill Lynch 3-year Treasury.~



                                     [GRAPH]

                    Class B                  3-Year Treasury
 4/29/94              10000                       10000
12/31/94              10093                       10075
 9/30/95              10623   `                   11051
 9/30/96              11225                       11709
 9/30/97              12125                       12600
 9/30/98              12945                       13053




                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                    1-Year         Since Inception++
Class B             2.68%               5.52%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 ~ The Merrill Lynch 3-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.

    * Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class A Shares, after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charges = $9,900. The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations of Mentor Short-Duration Income Portfolio Class A from the date of issuance on 6/16/95 through 9/30/98.

 + Represents a hypothetical investment of $10,000 in Mentor Short-Duration
    Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Short-Duration Income Portfolio Class B Shares from the date of commencement of operations on 4/29/94 through 9/30/98.

MENTOR SHORT-DURATION INCOME PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class Y Shares and the Merrill Lynch 3-Year Treasury.~

                                    [GRAPH]

                              Class Y             3-Year Treasury
11/19/97                      10000                   10000
12/31/97                      10032                   10081
3/31/98                       10167                   10239
6/30/98                       10317                   10413
9/30/98                       10638                   10875

                           Total Returns as of 9/30/98
                                   1-Year              Since Inception**
Class Y                             n/a                   6.64%




 ~ The Merrill Lynch 3-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.

 * Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations of Mentor Short-Duration Income Portfolio Class Y from the date of issuance on 11/19/97 through 9/30/98.

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                        PRINCIPAL
                                          AMOUNT            MARKET VALUE
LONG-TERM INVESTMENTS - 143.47%
PREFERRED STOCK - 2.11%
Home Ownership Funding
   Corporation (cost
   $3,939,796)                    $4,350,000              $ 4,373,725
                                                          -----------
ASSET-BACKED SECURITIES - 7.61%
Advanta Mortgage Loan
   Trust, Series 1993-4,
   5.55%, 3/25/10 - 1/25/25        1,960,695                1,985,118
AFG Receivables Trust,
   7.00%, 2/15/03 (a)              1,250,918                1,260,091
CS First Boston, Series
   1996-2 A6, 7.18%, 2/25/18       6,500,000                6,968,124
Equifax Credit Corporation,
   Series 1994-1 B, 5.75%,
   3/15/09                         1,504,448                1,509,739
Fifth Third Bank Auto
   Grantor Trust, 6.20%,
   9/15/01                           702,998                  706,572
NASCOR, Series 1997-18,
   6.75%, 12/25/27                 2,587,927                2,697,132
Old Stone Credit Corporation
   Home Equity Trust, Series
   1993-1 B1, 6.00%, 3/15/08         624,707                  630,054
                                                          -----------
TOTAL ASSET-BACKED SECURITIES
   (COST $14,997,748)                                      15,756,830
                                                          -----------
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 102.27%
Federal Home Loan
   Mortgage Corporation
   6.50%, Series 1647B,
   11/15/08, REMIC                 3,263,696                3,263,696
 6.00%, Series 1693Z,
   3/15/09, REMIC                  6,116,037                6,218,120
 6.50%, Series 26C, 7/25/18        7,000,000                7,241,864
Federal National Mortgage
   Association 6.50%,
   5/18/28                         2,992,041                2,977,081
 6.00% - 6.50%, 9/25/08 -
   8/01/28                        68,855,587               69,140,559
Government National
   Mortgage Association
   7.00%, 12/15/08                 2,974,460                3,094,571
 6.00% - 7.00%, 3/15/28 -
   8/15/28                        44,411,497               45,459,522
Government National
   Mortgage Association II
   4.50% - 7.00%, 4/20/22 -
   1/20/28                         7,152,832                7,209,007
U.S. Treasury Bonds, 6.13%,
   11/15/27                        8,600,000                9,909,178
U.S. Treasury Notes, 5.38% -
   5.63% 7/31/00 - 5/15/08        53,650,000               57,369,396
                                                          -----------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $205,742,125)                                    211,882,994
                                                          -----------


                                        PRINCIPAL
                                          AMOUNT            MARKET VALUE
CORPORATE BONDS - 11.63%
Capital One Bank, 7.15% -
   7.20%, 7/19/99 - 9/15/06       $4,750,000              $ 4,948,018
Ford Capital, 9.88%, 5/15/02       2,525,000                2,929,000
Lehman Brothers Holdings,
   8.50%, 5/01/07                  3,000,000                3,345,159
Lehman Brothers, Inc.,
   7.50%, 8/01/26                  3,500,000                3,635,943
ReliaStar Financial
   Corporation, 6.63%,
   9/15/03                         5,000,000                5,259,300
Salomon, Inc., 7.30%,
   5/15/02                         2,000,000                2,140,834
United Dominion Realty,
   7.07%, 11/15/06                 1,700,000                1,827,512
                                                          -----------
TOTAL CORPORATE BONDS
   (COST $23,143,699)                                      24,085,766
                                                          -----------
MISCELLANEOUS - 0.97%
CSC Holdings, Inc., 7.25%,
   7/15/08                         1,000,000                1,007,239
Playtex Family Production
   Corporation, 9.00%,
   12/15/03                        1,000,000                1,007,685
                                                          -----------
TOTAL MISCELLANEOUS
   (COST $2,024,403)                                        2,014,924
                                                          -----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 14.75%
Chase Mortgage Finance
   Corporation, Series
   1993-L2 M, 7.00%,
   10/25/24                        2,958,977                3,113,602
Equifax Credit Corporation,
   Series 1998-2, 6.16%,
   4/15/08                         2,370,000                2,407,761
General Electric Capital
   Mortgage Services, Inc.,
   Series 1993-18 B1, 6.00%,
   2/25/09                         1,924,384                1,946,511
General Electric Capital
   Mortgage Services, Inc.,
   Series 1998-11, 6.50% -
   7.00%, 1/25/13 - 1/25/28        4,607,307                4,786,961
Key Auto Finance Trust,
   6.15%, 10/15/01                 1,500,000                1,513,112
NASCOR, Series 1996-2
   Class M, 7.00%, 9/25/11         1,751,689                1,855,812
Prudential Home, Series
   1995-5 B1, 7.25%,
   9/25/25 (a)                     1,453,140                1,515,504
Prudential Home, Series
   1995-5 M, 7.25%, 9/25/25        2,562,369                2,667,547
Prudential Home, Series
   1995-7 M, 7.00%,
   11/25/25                        2,813,484                2,959,016

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                         PRINCIPAL
                                           AMOUNT            MARKET VALUE
COLLATERALIZED MORTGAGE
   OBLIGATIONS (CONTINUED)
Prudential Home, Series
   1996-4 M, 6.50%, 4/25/26        $5,172,223              $  5,342,964
Prudential Home, Series
   1996-8 M, 6.75%, 6/25/26         2,340,523                 2,448,236
                                                           ------------
TOTAL COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $28,983,412)                                        30,557,026
                                                           ------------
RESIDUAL INTERESTS (A) - 4.13%
Capital Mortgage Funding I,
   Inc., 1998-1, 1/22/27               43,831                   689,073
General Mortgage Securities
   II, Inc., 1995-1, 1998,
   6/25/20                             14,918                   419,119
General Mortgage Securities
   II, Inc., 1995-4, 1998,
   6/25/23                              8,768                   397,338
General Mortgage Securities
   II, Inc., 1997-4, 1998,
   5/20/22                             11,724                   506,284
General Mortgage Securities
   II, Inc., 1997-5, 1998,
   7/20/23                             23,164                   735,034
National Mortgage Funding I,
   Inc., 1995-4, 1998, 3/20/21          7,182                   127,547
National Mortgage Funding I,
   Inc., 1997-6, 9/20/21               32,943                   640,712
National Mortgage Funding I,
   Inc., 1997-7, 7/20/22               35,133                   648,314
National Mortgage Funding I,
   Inc., 1997-9, 10/20/24              25,739                   632,940
National Mortgage Funding I,
   Inc., 1997-10, 10/20/24             34,246                   475,067
National Mortgage Funding I,
   Inc., 1998-1, 10/20/22              17,335                   440,254
National Mortgage Funding I,
   Inc., 1998-2, 10/20/23              19,397                   462,999
National Mortgage Funding I,
   Inc., 1998-3, 11/20/23              19,847                   469,598
National Mortgage Funding I,
   Inc., 1998-5, 11/25/22               7,274                   381,156
National Mortgage Funding I,
   Inc., 1998-8, 5/20/24               34,593                   498,670
National Mortgage Funding I,
   Inc., 1998-9, 11/20/22              28,893                   502,352
National Mortgage Funding I,
   Inc., 1998-10, 1/20/23              17,413                   540,932
                                                           ------------
TOTAL RESIDUAL INTERESTS
   (COST $9,933,404)                                          8,567,389
                                                           ------------
                                                            297,238,654
                                                           ------------


                                         PRINCIPAL
                                           AMOUNT            MARKET VALUE
SHORT-TERM INVESTMENT - 0.67%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%, due
   10/01/98, collateralized by
   $1,417,776 Federal
   National Mortgage
   Association, 6.00%,
   8/01/13, market value
   $1,431,511
   (cost $1,399,604)               $1,399,604              $  1,399,604
                                   ----------              ------------
TOTAL INVESTMENTS
   (COST $290,164,191) -144.14%
                                                           $298,638,258
OTHER ASSETS LESS
   LIABILITIES - (44.14%)                                   (91,456,993)
                                                           ------------
NET ASSETS - 100.00%                                       $207,181,265
                                                           ============

INVESTMENT ABBREVIATIONS


ARM - Adjustable Rate Mortgage
MBS - Mortgage-Backed Security
REMIC - Real Estate Mortgage Investment Conduit
(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $426,685,104 and $225,275,749, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $290,164,191. Net unrealized appreciation aggregated $8,474,067, of which $9,931,057, related to appreciated investment securities and $1,456,990, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                              $297,238,654
Repurchase agreements                                 1,399,604
                                                   ------------
  Total investments
     (cost $290,164,191)                            298,638,258
Collateral for securities
  loaned (Note 2)                                     1,605,500
Cash                                                    118,918
Receivables
  Fund shares sold                                    1,324,653
  Dividends and interest                              2,790,157
Other assets                                             35,189
                                                   ------------
     TOTAL ASSETS                                   304,512,675
                                                   ------------
LIABILITIES
Payables
  Securities loaned (Note 2)     $ 1,605,500
  Reverse repurchase
     agreement                    94,533,000
  Fund shares redeemed               101,673
  Dividends                          923,573
Accrued expenses and other
  liabilities                        167,664
                                 -----------
     TOTAL LIABILITIES                               97,331,410
                                                   ------------
NET ASSETS                                         $207,181,265
                                                   ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                       $213,925,048
  Accumulated distributions
     in excess of net
     investment income                                 (923,573)
  Accumulated net realized
     loss on investment
     transactions                                   (14,294,277)
  Net unrealized appreciation
     of investments                                   8,474,067
                                                   ------------
NET ASSETS                                         $207,181,265
                                                   ============
NET ASSET VALUE PER SHARE
Class A Shares                                     $      13.61
Class B Shares                                     $      13.61
Class Y Shares                                     $      13.69
OFFERING PRICE PER SHARE
Class A Shares                                     $      14.29(a)
Class B Shares                                     $      13.61
Class Y Shares                                     $      13.69
SHARES OUTSTANDING
Class A Shares                                        6,927,132
Class B Shares                                        8,297,359
Class Y Shares                                               80

(a) Computation of offering price: 100/95.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Interest (b) (Note 2)                                $ 11,610,166
EXPENSES
Management fee (Note 4)            $ 1,025,941
Distribution fee (Note 5)              467,042
Shareholder service fee
   (Note 5)                            427,474
Transfer agent fee                     212,090
Administration fee (Note 4)            174,343
Registration expenses                   84,362
Custodian and accounting fees           34,008
Shareholder reports and
   postage expenses                     24,577
Legal fees                               5,369
Directors' fees and expenses             4,244
Audit fees                               3,715
Miscellaneous                           16,925
                                   -----------
  Total expenses                                        2,480,090
Deduct
Waiver of management fee
  (Note 4)                                               (204,530)
                                                     ------------
NET INVESTMENT INCOME                                   9,334,606
                                                     ------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS AND
  INTEREST-RATE SWAP CONTRACTS
Net realized gain on
  investments and
  interest-rate swap contracts
  (Note 2)                             713,191
Change in unrealized
  appreciation on investments        6,558,180
                                   -----------
NET GAIN ON INVESTMENTS AND
  INTEREST-RATE SWAP CONTRACTS                          7,271,371
                                                     ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                          $ 16,605,977
                                                     ============

     (b) Net of interest expense of $1,961,350 ($921,496 related to interest-rate swaps and $1,039,854 related to borrowings).


SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED         YEAR ENDED
                                                                            9/30/98            9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                  $   9,334,606      $   6,390,445
 Net realized gain on investments and interest-rate swap contracts            713,191            222,072
 Change in unrealized appreciation on investments                           6,558,180          2,224,113
                                                                        -------------      -------------
 Increase in net assets resulting from operations                          16,605,977          8,836,630
                                                                        -------------      -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                  (4,831,082)        (2,180,277)
  Class B                                                                  (5,431,749)        (4,210,168)
  Class Y                                                                         (51)                 -
 In excess of net investment income
  Class A                                                                           -           (150,441)
  Class B                                                                           -           (212,242)
                                                                        -------------      -------------
  Total distributions to shareholders                                     (10,262,882)        (6,753,128)
                                                                        -------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                             106,644,051         63,942,122
 Reinvested distributions                                                   6,677,759          4,044,282
 Shares redeemed                                                          (40,705,601)       (21,179,174)
                                                                        -------------      -------------
 Change in net assets resulting from capital share transactions            72,616,209         46,807,230
                                                                        -------------      -------------
 Increase in net assets                                                    78,959,304         48,890,732
Net Assets
 Beginning of year                                                        128,221,961         79,331,229
                                                                        -------------      -------------
 End of year (including accumulated distributions in excess of net
  investment income of ($923,573) and ($390,590), respectively)         $ 207,181,265      $ 128,221,961
                                                                        =============      =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                          9/30/98      9/30/97      9/30/96      9/30/95      9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $  13.18     $  12.91     $  13.29     $  12.75     $  14.04
                                                         --------     --------     --------     --------     --------
Income from investment operations
 Net investment income                                       0.79         0.97         0.89         0.84         0.84
 Net realized and unrealized gain (loss) on
  investments                                                0.47         0.26        (0.37)        0.61        (1.30)
                                                         --------     --------     --------     --------     --------
 Total from investment operations                            1.26         1.23         0.52         1.45        (0.46)
                                                         --------     --------     --------     --------     --------
Less distributions
 From net investment income                                 (0.83)       (0.96)       (0.90)       (0.91)       (0.83)
                                                         --------     --------     --------     --------     --------
Net asset value, end of year                             $  13.61     $  13.18     $  12.91     $  13.29     $  12.75
                                                         ========     ========     ========     ========     ========
TOTAL RETURN*                                                9.95%        9.86%        4.09%       11.82%      (3.39%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $ 94,279     $ 53,176     $ 21,092     $ 24,472     $ 30,142
Ratio of expenses to average net assets                      1.05%        1.05%        1.05%        1.32%        1.38%
Ratio of expenses to average net assets excluding
 waiver                                                      1.18%        1.18%        1.31%        1.36%        1.39%
Ratio of net investment income to average net assets         5.73%        7.01%        6.84%        6.73%        6.33%
Portfolio turnover rate                                       114%         100%         254%         368%         455%

* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                         YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                          9/30/98       9/30/97      9/30/96      9/30/95      9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $  13.18      $ 12.93     $  13.31     $  12.76     $  14.06
                                                         --------      --------     --------     --------     --------
Income from investment operations
 Net investment income                                       0.72         0.86         0.84         0.79         0.82
 Net realized and unrealized gain (loss) on
  investments                                                0.48         0.30        (0.38)        0.61        (1.37)
                                                         --------      --------     --------     --------     --------
 Total from investment operations                            1.20         1.16         0.46         1.40        (0.55)
                                                         --------      --------     --------     --------     --------
Less distributions
 From net investment income                                 (0.77)       (0.91)       (0.84)       (0.85)       (0.75)
                                                         ---------     --------     --------     --------     --------
Net asset value, end of year                             $  13.61      $ 13.18     $  12.93     $  13.31     $  12.76
                                                         =========     ========     ========     ========     ========
TOTAL RETURN*                                                9.46%        9.29%        3.57%       11.33%       (3.97%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $ 112,901     $75,046     $ 58,239     $ 62,155     $ 77,888
Ratio of expenses to average net assets                      1.55%        1.55%        1.55%        1.74%        1.88%
Ratio of expenses to average net assets excluding
 waiver                                                      1.67%        1.68%        1.81%        1.79%        1.90%
Ratio of net investment income to average net assets         5.22%        6.51%        6.36%        6.24%        6.21%
Portfolio turnover rate                                       114%         100%         254%         368%         455%

CLASS Y SHARES

                                                              PERIOD ENDED
                                                              9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $    13.20
                                                             ----------
Income from investment operations
 Net investment income                                             0.78
 Net realized and unrealized gain on investments                   0.39
                                                             ----------
 Total from investment operations                                  1.17
                                                             ----------
Less distributions
 From net investment income                                       (0.68)
                                                             ----------
Net asset value, end of period                               $    13.69
                                                             ==========
TOTAL RETURN*                                                      8.94%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $        1
Ratio of expenses to average net assets                            0.80% (a)
Ratio of expenses to average net assets exluding waiver            0.93% (a)
Ratio of net investment income to average net assets               7.09% (a)
Portfolio turnover rate                                             114%

(a) Annualized.
(b) for the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                        PRINCIPAL
                                         AMOUNT             MARKET VALUE
ASSET-BACKED SECURITIES - 12.18%
Advanta Home Equity Loan,
   6.15%, 10/25/09               $  766,206               $   780,265
Advanta Mortgage Loan
   Trust 1993-3 A3, 4.75% -
   5.55%, 2/25/10 - 3/25/10         948,868                   947,007
AFC Home Equity Loan
   Trust, 6.60%, 2/25/27          1,499,955                 1,514,193
AFG Receivables Trust,
   6.20% - 7.05%, 9/15/00 -
   2/15/03 (a)                    3,098,596                 3,116,978
CS First Boston 1996-2,
   6.32% - 7.18%, 2/25/18         5,428,834                 5,722,852
Equifax Credit Corporation
   1994-1B, 5.75%, 3/15/09          478,313                   479,995
Fifth Third Auto Grantor
   Trust, 6.20%, 9/15/01            351,859                   353,648
Old Stone Credit
   Corporation, 6.20%,
   6/15/08                          274,327                   277,455
Olympic Automobiles
   Receivables Trust, 6.85% -
   7.35%, 6/15/01 - 10/15/01      1,431,929                 1,440,041
Union Acceptance
   Corporation, 6.45% -
   6.70%, 6/08/03 - 5/10/04       3,211,430                 3,274,164
                                                          -----------
TOTAL ASSET-BACKED SECURITIES
   (COST $17,569,230)                                      17,906,598
                                                          -----------
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 74.00%
Federal National Mortgage
   Association
   6.00%, 5/01/13, ARM           13,278,924                13,415,870
 10.00%, 6/01/05, MBS               188,066                   197,098
Government National
   Mortgage Association
   7.00%, 12/15/08                1,123,686                 1,169,061
 6.50%, 3/15/28                   2,940,243                 3,003,643
 7.00%, 8/15/28                   9,991,943                10,304,191
Government National
   Mortgage Association II
   4.50%, 10/20/27 - 1/20/28      6,599,445                 6,581,813


                                        PRINCIPAL
                                         AMOUNT             MARKET VALUE
U.S. GOVERNMENT SECURITIES
   AND AGENCIES (CONTINUED)
Government National
   Mortgage Association II
   7.00%, 7/20/22 - 9/20/23      $9,244,030               $ 9,411,333
U.S. Treasury Notes,
   5.38% - 6.63%, 7/31/00 -
   5/15/08                       61,950,000                64,731,078
                                                          -----------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $107,576,668)                                    108,814,087
                                                          -----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 3.68%
Equifax Credit Corporation,
   6.16%, 4/15/08                 1,362,750                 1,384,463
Key Auto Finance Trust,
   6.15%, 10/15/01                4,000,000                 4,034,964
                                                          -----------
TOTAL COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $5,359,496)                                        5,419,427
                                                          -----------
CORPORATE BONDS - 16.63%
Association Corporation NA,
   7.88%, 9/30/01                 1,000,000                 1,077,892
Capital One Bank, 7.15% -
   7.20%, 7/19/99 - 9/15/06       2,500,000                 2,577,034
Dayton Hudson Company,
   6.63%, 3/01/03                 2,000,000                 2,121,698
Ford Capital, 9.88%,
   5/15/02                        2,525,000                 2,929,000
General Motors Acceptance
   Corporation, 5.63% -
   6.88%, 2/01/99 - 7/15/01       2,750,000                 2,854,932
Lehman Brothers, 6.20% -
   6.63%, 11/15/00 - 1/15/02      3,750,000                 3,799,689
Playtex Family Production
   Corporation, 9.00%,
   12/15/03                       1,000,000                 1,007,685
Salomon Incorporated,
   5.50% - 7.30%, 1/15/99 -
   5/15/02                        3,750,000                 3,935,117
The Money Store, 6.28%,
   12/15/22                       4,000,000                 4,143,804
                                                          -----------
TOTAL CORPORATE BONDS
   (COST $23,808,616)                                      24,446,851
                                                          -----------

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                              PRINCIPAL
                                               AMOUNT        MARKET VALUE
RESIDUAL INTERESTS (A) - 1.57%
General Mortgage Securities
   II, Inc., 1997-4, 1998,
      5/20/22                               $   3,908      $    167,785
National Mortgage Funding,
   Inc., 1998-7, 7/20/23                       49,685           674,478
National Mortgage Funding,
   Inc., 1998-6, 1/20/23                       53,627           706,457
National Mortgage Funding,
   Inc., 1998-8, 5/20/24                       23,062           332,447
National Mortgage Funding,
   Inc., 1997-9, 11/20/24                      17,159           421,960
                                                           ------------
TOTAL RESIDUAL INTERESTS
   (COST $2,666,160)                                          2,303,127
                                                           ------------
SHORT-TERM INVESTMENTS - 2.88%
VARIABLE RATE DEMAND NOTE
Hilander Finance, LLC,
   5.70%, 12/01/25                          1,850,000         1,850,000
                                                           ------------
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%,
   due 10/01/98,
   collateralized by
   $2,422,945 Federal
   National Mortgage
   Association, 6.00%,
   8/01/13, market value
   $2,446,418                               2,391,457         2,391,457
                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
   (COST $4,241,457)                                          4,241,457
                                                           ------------
TOTAL INVESTMENTS (COST
   $161,221,627)-110.94%                                    163,131,547
OTHER ASSETS LESS LIABILITIES - (10.94%)                    (16,087,108)
                                                           ------------
NET ASSETS - 100.00%                                       $147,044,439
                                                           ============


INVESTMENT ABBREVIATIONS


ARM - Adjustable Rate Mortgage
MBS - Mortgage Backed Securities
 (a) These are securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securites have been determined to be liquid under guidelines established by the Board of Trustees.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $296,888,520 and $175,441,302, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $161,223,032. Net unrealized appreciation aggregated $1,908,515 of which $2,467,650, related to appreciated investment securities and $559,135, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

SHORT-DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                                      $160,740,090
Repurchase agreements                                         2,391,457
                                                           ------------
  Total investments (cost
     $161,221,627)                                          163,131,547
Receivables
  Fund shares sold                                            4,126,138
  Dividends and interest                                      1,260,809
Deferred expenses (Note 2)                                       25,241
                                                           ------------
     TOTAL ASSETS                                           168,543,735
                                                           ------------
LIABILITIES
Payables
  Reverse repurchase
     agreement                         $ 18,555,000
  Fund shares redeemed                    2,139,010
  Dividends                                 544,779
Accrued expenses and other
  liabilities                               260,507
                                       ------------
     TOTAL LIABILITIES                                       21,499,296
                                                           ------------
NET ASSETS                                                 $147,044,439
                                                           ============
Net Assets represented by:
  (Note 2)
  Additional paid-in capital                               $145,502,924
  Accumulated distributions in
     excess of net investment
     income                                                    (512,293)
  Accumulated net realized
     gain on investment
     transactions                                               143,888
  Net unrealized appreciation
     of investments and
     interest-rate swap contracts                             1,909,920
                                                           ------------
NET ASSETS                                                 $147,044,439
                                                           ============
NET ASSET VALUE PER SHARE
Class A Shares                                             $      12.74
Class B Shares                                             $      12.75
Class Y Shares                                             $      12.79
OFFERING PRICE PER SHARE
Class A Shares                                             $      12.87(a)
Class B Shares                                             $      12.75
Class Y Shares                                             $      12.79
SHARES OUTSTANDING
Class A Shares                                                7,313,315
Class B Shares                                                4,228,466
Class Y Shares                                                       83

(a) Computation of offering price: 100/99 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Interest (b) (Note 2)                                   $ 6,170,420
EXPENSES
Management fee (Note 4)                 $ 504,097
Shareholder service fee (Note 5)          252,047
Transfer agent fee                        148,709
Distribution fee (Note 5)                 133,476
Administration fee (Note 4)               101,237
Registration expenses                      74,882
Custodian and accounting fees              26,595
Shareholder reports and postage
   expenses                                14,335
Miscellaneous                              12,548
Organizational expenses                     7,337
Legal fees                                  3,980
Directors' fees and expenses                3,147
Audit fees                                  2,754
                                        ---------
  Total expenses                                          1,285,144
Deduct
Waiver of administration fee
  (Note 4)                                                 (101,237)
Waiver of management fee
  (Note 4)                                                 (180,523)
                                                        -----------
NET INVESTMENT INCOME                                     5,167,036
                                                        -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND INTEREST-RATE
  SWAP CONTRACTS
Net realized gain on investments
  and interest-rate swap contracts
  (Note 2)                                325,954
Change in unrealized appreciation
  on investments                        1,608,387
                                        ---------
NET GAIN ON INVESTMENTS                                   1,934,341
                                                        -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                       $ 7,101,377
                                                        ===========

     (b) Net of interest expenses of $588,099 ($283,529 related to interest-rate swaps and $304,570 related to borrowings).


SEE NOTES TO FINANCIAL STATEMENTS.

SHORT-DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED         YEAR ENDED
                                                                            9/30/98            9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                  $   5,167,036      $   2,155,953
 Net realized gain on investments                                             325,954              7,748
 Change in unrealized appreciation on investments                           1,608,387            386,023
                                                                        -------------      -------------
 Increase in net assets resulting from operations                           7,101,377          2,549,724
                                                                        -------------      -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                  (3,203,099)          (763,890)
  Class B                                                                  (2,394,223)        (1,415,914)
  Class Y                                                                         (49)                --
                                                                        -------------      -------------
  Total distributions to shareholders                                      (5,597,371)        (2,179,804)
                                                                        -------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                             169,053,248         39,889,219
 Reinvested distributions                                                   4,352,285          1,755,339
 Shares redeemed                                                          (82,572,822)       (19,273,346)
                                                                        -------------      -------------
 Change in net assets resulting from capital share transactions            90,832,711         22,371,212
                                                                        -------------      -------------
 Increase in net assets                                                    92,336,717         22,741,132
Net Assets
 Beginning of year                                                         54,707,722         31,966,590
                                                                        -------------      -------------
 End of year (including accumulated distributions in excess of
  net investment income of ($512,293) and ($95,798), respectively)      $ 147,044,439      $  54,707,722
                                                                        =============      =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES


                                                                 YEAR           YEAR           YEAR              PERIOD
                                                                 ENDED          ENDED          ENDED             ENDED
                                                                9/30/98        9/30/97        9/30/96         9/30/95 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  12.62       $  12.50      $  12.68         $    12.74
                                                               --------       --------      --------         ----------
Income from investment operations
 Net investment income                                             0.70           0.77          0.82               0.22
 Net realized and unrealized gain (loss) on investments            0.15           0.12         (0.23)             (0.03)
                                                               --------       --------      ---------        ----------
 Total from investment operations                                  0.85           0.89          0.59               0.19
                                                               --------       --------      ---------        ----------
Less distributions
 From net investment income                                       (0.73)         (0.77)        (0.77)             (0.25)
                                                               --------       --------      ---------        ----------
Net asset value, end of period                                 $  12.74       $  12.62      $  12.50         $    12.68
                                                               ========       ========      =========        ==========
TOTAL RETURN*                                                      6.98%          7.33%         4.80%              1.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $ 93,135       $ 27,619      $  7,450         $    1,002
Ratio of expenses to average net assets                            0.86%          0.86%         0.86%              0.71% (a)
Ratio of expenses to average net assets excluding waiver           1.14%          1.12%         1.26%              1.00% (a)
Ratio of net investment income to average net assets               5.24%          6.00%         5.90%              4.10% (a)
Portfolio turnover rate                                             171%            75%          411%               126%

(a) Annualized.
(c) For the period from June 16, 1995 (initial offering of Class A Shares) to September 30, 1995.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

SHORT-DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES


                                                           YEAR         YEAR         YEAR
                                                           ENDED        ENDED        ENDED
                                                          9/30/98      9/30/97      9/30/96
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  12.62     $  12.50     $  12.67
                                                        --------     --------     --------
Income from investment operations
 Net investment income                                      0.66         0.73         0.73
 Net realized and unrealized gain (loss) on
  investments                                               0.16         0.12        (0.17)
                                                        --------     --------     ---------
 Total from investment operations                           0.82         0.85         0.56
                                                        --------     --------     ---------
Less distributions
 From net investment income                               (0.69)        (0.73)       (0.73)
                                                        ---------    ---------    ---------
Net asset value, end of period                          $  12.75     $  12.62     $  12.50
                                                        =========    =========    =========
TOTAL RETURN*                                               6.68%        6.96%        4.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                $ 53,908    $  27,089    $  24,517
Ratio of expenses to average net assets                     1.16%        1.16%        1.16%
Ratio of expenses to average net assets excluding
 waiver                                                     1.44%        1.42%        1.56%
Ratio of net investment income to average net assets        4.94%        5.70%        5.60%
Portfolio turnover rate                                      171%          75%         411%



                                                              PERIOD              PERIOD
                                                              ENDED               ENDED
                                                           9/30/95 (d)         12/31/94 (e)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $     12.18         $     12.50
                                                          -----------         -----------
Income from investment operations
 Net investment income                                           0.59                0.41
 Net realized and unrealized gain (loss) on
  investments                                                    0.52               (0.29)
                                                          -----------         -----------
 Total from investment operations                                1.11                0.12
                                                          -----------         -----------
Less distributions
 From net investment income                                     (0.62)              (0.44)
                                                          -----------         -----------
Net asset value, end of period                            $     12.67         $     12.18
                                                          ===========         ===========
TOTAL RETURN*                                                    9.22%               0.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $    19,871         $    17,144
Ratio of expenses to average net assets                          1.20% (a)           1.29% (a)
Ratio of expenses to average net assets excluding
 waiver                                                          1.70%(a)            1.29% (a)
Ratio of net investment income to average net assets             5.04%(a)            4.90% (a)
Portfolio turnover rate                                           126%                166%


CLASS Y SHARES

                                                                  PERIOD
                                                                  ENDED
                                                               9/30/98 (f)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $    12.57
                                                              ----------
Income from investment operations
 Net investment income                                              0.67
 Net realized and unrealized gain on investments                    0.16
                                                              ----------
 Total from investment operations                                   0.83
                                                              ----------
Less distributions
 From net investment income                                      (  0.61)
                                                              ----------
Net asset value, end of period                                $    12.79
                                                              ==========
TOTAL RETURN*                                                       6.64%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $        1
Ratio of expenses to average net assets                             0.61% (a)
Ratio of expenses to average net assets excluding waiver            0.87% (a)
Ratio of net investment income to average net assets                6.10% (a)
Portfolio turnover rate                                              171%

(a) Annualized.
(d) For the period from January 1, 1995 to September 30, 1995.
(e) For the period from April 29, 1994 (commencement of operations) to December 31, 1994.
(f) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR HIGH INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE HIGH INCOME MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

The Mentor High Income Portfolio was launched in June 1998. This commentary, therefore, marks the first opportunity for the managers of the Portfolio to provide their market perspective to shareholders. The third quarter of 1998, in addition to marking the first full quarter of performance for the fund, also was a period of unusual volatility for high-yield markets.



ECONOMIC FACTORS
After years of steady economic growth and fairly consistent stock market appreciation, equity markets tumbled in the final weeks of the summer in response to a downward spiral in global economies. Earlier in the year, the U.S. economy was expanding at a robust pace, with gross domestic product (GDP) growth measuring 5.4% in the first quarter alone. Despite the generally solid pace of economic activity, inflation remained benign. Falling commodity prices and a strong dollar were helping to offset the inflationary implications of a tight labor market and active consumer spending.


By the third quarter of 1998, U.S. financial markets were coming under increasing stress as repercussions from the Asian crisis spread to other areas of the globe. During this period, Russia abandoned its currency peg versus the dollar and defaulted on its sovereign debt. Other markets, particularly Latin America, came under increasing pressure as market participants attempted to avoid additional international risks.


International developments finally began to meaningfully impact domestic markets early in the third quarter. Starting with the Russian devaluation, highly leveraged hedge funds began to incur substantial losses. Many hedge fund participants had levered portfolios for greater returns, so the unwinding of those positions drove yield spreads wider. A flight to quality drove long-term Treasury yields down to levels not seen in 30 years.


In response to these deteriorating conditions the Federal Reserve reduced its target Fed Funds rate by 25 basis points to 5.25%. Market participants had anticipated greater credit easing and the third quarter closed amid unusually high volatility.



CORPORATE HIGH-YIELD FACTORS
During the third quarter, 10-year Treasury yields declined by 108 basis points, to a 4.40% yield. This strength in Treasuries, however, was not shared by other fixed-income sectors. In fact, the investment landscape for all spread products changed dramatically in the third quarter of 1998. A major flight-to-quality dramatically expanded risk premiums for non-Treasury securities. The degree of this shift is demonstrated by the 1281 basis point (12.81%) underperformance of the Merrill Lynch High Yield Master Index versus 10-year Treasuries during the July-September time period. High-yield spreads widened from 350 to 575 basis points over comparable maturity Treasuries. The spread on the Chase Securities High Yield Index expanded to 666 basis points, its highest level since January of 1992.


Asset performance for the third quarter was closely tied to credit quality. As risk exposure increased, returns decreased dramatically. While the 10-year Treasury returned 9.22% for the July through September time period, the Chase High Yield Index lost 5.79%, the S&P 500 posted a loss of 9.95%, and the EMBI (Emerging Markets Brady Index) lost 11.57%.


New issuance of high-yield securities has declined markedly in these deteriorating conditions. In the

MENTOR HIGH INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE HIGH INCOME MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

quarter ended September 30, total issuance was at $20.4 billion, compared with $56.3 billion raised in the second quarter of this year, and $37.4 billion in the third quarter of 1997. Outflows of $1.9 billion from high-yield mutual funds in August reversed somewhat in September, with overall cash inflows of $259 million into high-yield funds.



MANAGEMENT STRATEGY
We invested initial proceeds into a broadly diversified cross-section of the high-yield universe, with 77% of holdings rated B, 13.4% rated BB, and 1.1% rated BBB. At the end of September, the Portfolio still held 15.7% of its assets in cash, as full investment with deteriorating market conditions was imprudent. The greatest industry concentration lies in the telecommunications area, with a 19% exposure.



OUTLOOK
Spreads have widened in high-yield markets due to heavy new issuance and fears of default. Default fears, however, seem premature given Moody's recently reported trailing 12-month default rate of 2.62%, down slightly from 2.69% in August. That number can be expected to increase during the fourth quarter, however, since four high-yield issuers have already defaulted during the month of October.


Given the market's current unsettled state in the wake of August's dramatic sell-off, we expect spreads to remain at these wide levels through the end of the year. The equity market's recent volatility makes it unlikely that spreads will narrow meaningfully until the level of next year's economic growth becomes clearer.


November 1998

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor High Income Portfolio Class A and Class B Shares and the Merrill Lynch High Yield Master II Bond Index.~

                                    [GRAPH]
                         A Shares           B Shares       Merrill Lynch
                                                            High Yield
                                                            Master II
                                                            Bond Index
6/23/98                  9525               10000             10000
7/31/98                  9614               10081             10349
8/31/98                  8904                9332             10586
9/30/98                  8882                9305             10567

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                              1-Year        Since Inception+++
Class A                         n/a            (11.19%)
Class B                         n/a             (7.86%)


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  ~ The Merrill Lynch High Yield Master II Bond Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default.
  + Represents a hypothetical investment of $10,000 in Mentor High Income
     Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.
 ++ Represents a hypothetical investment of $10,000 in Mentor High Income
     Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
+++ Reflects operations of Mentor High Income Portfolio Class A and Class B
      Shares from the date of commencement of operations on 6/23/98 through 9/30/98.

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PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                  PRINCIPAL
                                   AMOUNT       MARKET VALUE
CORPORATE BONDS - 79.65%
CONSUMER DISTRIBUTION - 7.13%
Aurora Foods, Inc. Senior
   Subordinated Notes,
   Series D, 9.88%, 2/15/07     $ 1,000,000   $  1,075,000
Big 5 Corporation Senior
   Notes, Series B, 10.88%,
   11/15/07                       1,000,000        955,000
CHS Electronics, Inc. Senior
   Notes, 9.88%, 4/15/05          1,000,000        925,000
Del Monte Foods Company
   Senior Discount Notes,
   12.50%, 12/15/07 (a)           1,500,000        870,000
Disco S.A. Notes, 9.88%,
   5/15/08 (a)                    1,000,000        675,000
Musicland Group, Inc. Senior
   Subordinated Notes-B,
   9.88%, 3/15/08                 1,500,000      1,432,500
Pantry, Inc. Senior Notes,
   12.50%, 11/15/00               1,148,000      1,202,530
Pantry, Inc. Senior
   Subordinated Notes,
   10.25%, 10/15/07               1,000,000        980,000
                                              ------------
                                                 8,115,030
                                              ------------
CONSUMER DURABLES - 9.48%
Aetna Industries, Inc. Senior
   Notes, 11.88%, 10/01/06        1,500,000      1,530,000
Cluett American Corporation
   Senior Subordinated Notes,
   10.13%, 5/15/08 (a)            1,000,000        920,000
Consoltex Group Senior
   Notes, 11.00%, 10/01/03          200,000        208,000
Decora Industries, Inc.
   Secured Notes, 11.00%,
   5/01/05 (a)                    1,000,000        907,500
Derby Cycle Corporation
   Senior Notes, 10.00%,
   5/15/08 (a)                    1,000,000        930,000
Galey & Lord, Inc. Senior
   Subordinated Notes,
   9.13%, 3/01/08                 1,500,000      1,316,250
MCII Holdings Senior
   Secured Discount Notes,
   15.00%, 11/15/02               1,000,000        825,000
Outsourcing Services Group
   Senior Subordinated Notes,
   10.88%, 3/01/06 (a)            1,150,000      1,092,500
Oxford Automotive, Inc.,
   10.13%, 6/15/07                1,000,000        965,000
Talon Automotive Group
   Senior Subordinated Notes,
   9.63%, 5/01/08 (a)             1,000,000        935,000


                                  PRINCIPAL
                                   AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
CONSUMER DURABLES (CONTINUED)
Venture Holdings Trust
   Senior Notes-B, 9.50%,
   7/01/05                      $ 1,175,000   $  1,151,500
                                              ------------
                                                10,780,750
                                              ------------
CONSUMER SERVICES - 14.23%
Americredit Corporation,
   9.25%, 2/01/04 (a)             1,000,000        965,000
Argosy Gaming Company,
   13.25%, 6/01/04 (a)            1,500,000      1,597,500
Booth Creek Ski Holdings
   Senior Notes-B, 12.50%,
   3/15/07                        1,000,000        985,000
Capstar Broadcasting Senior
   Discount Notes, 12.75%,
   2/01/09 (a)                    1,000,000        755,000
Carrols Corporation Senior
   Notes, 11.50%, 8/15/03         1,000,000      1,045,000
Diamond Cable
   Communications Senior
   Discount Notes, 11.75%,
   12/15/05                       1,500,000      1,207,500
Globo Communicacoes
   Senior Notes, 10.63%,
   12/05/08 (a)                   1,000,000        520,000
Grupo Televisa S.A. Senior
   Discount Notes-Euro,
   13.25%, 5/15/08                1,000,000        695,000
Hollywood Casino
   Corporation Senior Notes,
   12.75%, 11/01/03               1,000,000      1,045,000
Interep National Radio Sales,
   10.00%, 7/01/08 (a)            1,000,000        980,000
Isles of Capri Casinos,
   12.50%, 8/01/03                1,000,000      1,085,000
La Petite Academy LPA
   Holdings-B, 10.00%,
   5/15/08                        1,250,000      1,212,500
Majestic Star Casino, LLC,
   12.75%, 5/15/03                1,500,000      1,556,250
Northland Cable Television
   Senior Subordinated Notes,
   10.25%, 11/15/07               1,000,000      1,060,000
Silver Cinemas, Inc. Senior
   Subordinated Notes,
   10.50%, 4/15/05 (a)            1,000,000        955,000
Young American Corporation
   Senior Subordinated Notes,
   11.63%, 2/15/06 (a)            1,000,000        530,000
                                              ------------
                                                16,193,750
                                              ------------

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PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                   PRINCIPAL
                                    AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
ENERGY - 8.14%
Abraxas Petroleum Senior
   Notes, Series D, 11.50%,
   11/01/04                      $ 1,000,000   $    780,000
Dawson Production Services,
   Inc. Senior Notes, 9.38%,
   2/01/07                         1,000,000      1,002,500
Gothic Production
   Corporation, 11.13%,
   5/01/05                         1,000,000        760,000
Houston Exploration
   Company Senior
   Subordinated Notes-B,
   8.63%, 1/01/08                  1,000,000        960,000
Hurricane Hydrocarbons
   Senior Notes, 11.75%,
   11/01/04 (a)                    1,000,000        560,000
Moll Industries Senior
   Subordinated Notes,
   10.50%, 7/01/08 (a)             1,100,000      1,023,000
Ocean Energy, Inc. Senior
   Subordinated Notes-B,
   8.88%, 7/15/07                  1,000,000      1,010,000
Tesoro Petroleum
   Corporation Senior
   Subordinated Notes,
   9.00%, 7/01/08 (a)              1,000,000        967,500
Universal Compression, Inc.
   Senior Discount Notes,
   9.88%, 2/15/08 (a)              2,000,000      1,190,000
Vintage Petroleum Senior
   Subordinated Notes,
   8.63%, 2/01/09                  1,000,000      1,010,000
                                               ------------
                                                  9,263,000
                                               ------------
HEALTH CARE - 0.97%
Mariner Post-Acute Network
   Senior Subordinated Notes,
   10.50%, 11/01/07                1,500,000        832,500
Vencor, Inc. Senior
   Subordinated Notes,
   9.88%, 5/01/05 (a)                350,000        276,500
                                               ------------
                                                  1,109,000
                                               ------------
PRODUCER MANUFACTURING - 8.22%
Anthony Crane Rentals,
   10.38%, 8/01/08 (a)             1,000,000        940,000
Compass Aerospace
   Corporation, 10.13%,
   4/15/05 (a)                     1,000,000        985,000
Del Webb Corporation Senior
   Subordinated Debentures,
   9.38%, 5/01/09                    750,000        720,000
Dine S.A. de C.V., 8.75%,
   10/15/07 (a)                    1,000,000        720,000


                                   PRINCIPAL
                                    AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
PRODUCER MANUFACTURING (CONTINUED)
Hydrochemical Industrial
   Service Senior Subordinated
   Notes-B, 10.38%, 8/01/07      $ 1,000,000   $    940,000
Kevco, Inc. Senior
   Subordinated Notes,
   10.38%, 12/01/07                1,000,000        955,000
Outboard Marine
   Corporation, 10.75%,
   6/01/08 (a)                     1,000,000        945,000
Schuler Homes Senior Notes,
   9.00%, 4/15/08 (a)                750,000        701,250
Tekni-Plex, Inc. Senior
   Subordinated Notes-B,
   11.25%, 4/01/07                   500,000        522,500
Terex Corporation Senior
   Subordinated Notes,
   8.88%, 4/01/08 (a)              1,000,000        932,500
W. R. Carpenter North
   America Senior
   Subordinated Notes,
   10.63%, 6/15/07                 1,000,000        985,000
                                               ------------
                                                  9,346,250
                                               ------------
RAW MATERIALS/PRODUCTS INDUSTRIES - 4.28%
Acetex Corporation Senior
   Notes, 9.75%, 10/01/03            900,000        859,500
Anchor Lamina, Inc. Senior
   Subordinated Notes,
   9.88%, 2/01/08                    800,000        656,000
GS Technologies Operation,
   Inc. Senior Notes, 12.25%,
   10/01/05                          875,000        748,125
Hylsa S.A. de C.V. Bonds,
   9.25%, 9/15/07 (a)              1,000,000        685,000
Pioneer Americas Acquisition
   Senior Notes, 9.25%,
   6/15/07                         1,500,000      1,230,000
Vicap S.A.Guaranteed Notes,
   11.38%, 5/15/07 (a)             1,000,000        685,000
                                               ------------
                                                  4,863,625
                                               ------------
TECHNOLOGY - 3.10%
Advanced Micro Devices
   Senior Notes, 11.00%,
   8/01/03                         2,000,000      2,030,000
DecisionOne Holdings
   Discount Notes, 11.50%,
   8/01/08                         1,500,000        562,500
Dictaphone Corporation
   Senior Subordinated Notes,
   11.75%, 8/01/05                 1,000,000        930,000
                                               ------------
                                                  3,522,500
                                               ------------

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PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                   PRINCIPAL
                                    AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
TRANSPORTATION - 4.02%
Atlas Air, Inc. Senior Notes,
   10.75%, 8/01/05               $ 1,000,000   $   985,000
American Communication
   Lines, LLC Bonds, 10.25%,
   6/30/08 (a)                     1,000,000       990,000
Cenargo International
   PLC-1st Mortgage, 9.75%,
   6/15/08 (a)                     1,000,000       820,000
Greyhound Lines Senior
   Notes, 11.50%, 4/15/07          1,250,000     1,337,500
Pegasus Shipping Hellas
   Notes-A, 11.88%, 11/15/04         500,000       435,000
                                               -----------
                                                 4,567,500
                                               -----------
UTILITIES - 20.08%
American Cellular
   Corporation Senior Notes,
   10.50%, 5/15/08 (a)               500,000       487,500
Cathay International Limited
   Senior Notes, 13.00%,
   4/15/08 (a)                     1,000,000       600,000
CIA Transporte Energia
   Notes, 9.25%, 4/01/08 (a)       1,000,000       760,000
Clearnet Communications
   Senior Discount Notes,
   14.75%, 12/15/05                1,500,000     1,248,750
Comcast Cellular Holdings
   Senior Notes, 9.50%,
   5/01/07                         1,000,000     1,030,000
Crown Castle International
   Corporation Senior
   Discount Notes, 10.63%,
   11/15/07                          750,000       453,750
e.spire Communications, Inc.
   Senior Discount Notes,
   12.75% - 13.75%,
   4/01/06 - 7/15/07               1,050,000       985,000
Esprit Telecommunications
   Group PLC Senior Notes,
   11.50%, 10.88% - 11.50%,
   12/15/07 - 6/15/08 (a)          1,000,000       922,500
ICG Holdings, Inc. Discount
   Notes, 11.63% - 13.50%,
   9/15/05 - 3/15/07               1,500,000     1,103,750
Intermedia Communications
   Senior Discount Notes,
   8.60%, 6/01/08                    525,000       527,625
Intermedia Communications
   of Florida, 12.50%,
   5/15/06                           600,000       492,000
McLeodusa, Inc. Senior
   Discount Notes, 10.50%,
   3/01/07                         1,250,000       912,500


                                   PRINCIPAL
                                    AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
UTILITIES (CONTINUED)
MetroNet Communications
   Senior Discount Notes,
   9.95%, 6/15/08 (a)            $ 1,500,000   $   832,500
Microcell Telecommuni-
   cations Senior Discount
   Notes-B, 14.00%, 6/01/06        1,000,000       715,000
Millicom International
   Cellular Senior Discount
   Notes, 13.50%, 6/01/06          1,250,000       793,750
MJD Communications, Inc.,
   9.50%, 5/01/08 (a)                750,000       753,750
Netia Holdings Senior
   Discount Notes-B, 11.25%,
   11/01/07                        1,500,000       660,000
Optel Inc. Senior Notes,
   11.50%, 7/01/08 (a)               500,000       470,000
Pinnacle Holdings, Inc. Senior
   Discount Notes, 10.00%,
   3/15/08 (a)                       750,000       401,250
Price Communications
   Wireless, Inc. Senior
   Subordinated Notes,
   11.75%, 7/15/07                 1,000,000     1,035,000
Primus Telecommunications
   Group Strips, 11.75%,
   8/01/04                         1,000,000       945,000
PSINet, Inc. Senior Notes,
   Series B, 10.00%, 2/15/05       1,000,000     1,005,000
Rogers Cantel,
   Inc.Debentures, 9.38%,
   6/01/08                         1,000,000     1,020,000
Satelites Mexicanos Senior
   Notes, 10.13%,
   11/01/04 (a)                    1,000,000       685,000
SBA Communications
   Corporation Senior
   Discount Notes, 12.00%,
   3/01/08 (a)                     1,000,000       520,000

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PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                   SHARES OR
                                   PRINCIPAL
                                     AMOUNT      MARKET VALUE
CORPORATE BONDS (CONTINUED)
UTILITIES (CONTINUED)
Spectrasite Holdings, Inc.
   Senior Discount Notes,
   12.00%, 7/15/08 (a)           $1,000,000    $    480,000
Sprint Spectrum Senior Notes,
   11.00%, 8/15/06                1,000,000       1,140,000
Startec Global
   Communications Units,
   12.00%, 5/15/08 (a)            1,000,000         870,000
Verio, Inc. Senior Notes,
   10.38%, 4/01/05 (a)            1,000,000         995,000
                                               ------------
                                                 22,844,625
                                               ------------
TOTAL CORPORATE BONDS
   (COST $99,855,713)                            90,606,030
                                               ------------
FOREIGN GOVERNMENT - 0.75%
Republic of Korea Bond,
   8.88%, 4/15/08 (cost
   $938,803)                      1,000,000         855,000
                                               ------------
PREFERRED STOCK - 0.80%
Rural Cellular Corporation
   (cost $900,000)                   10,000         910,000
                                               ------------
                                                 92,371,030
                                               ------------
SHORT TERM
   INVESTMENT - 14.24%
U.S. Government Agency
   Federal Home Loan Bank
   5.00%, 10/01/98
   (cost $16,195,000)            16,195,000      16,195,000
                                               ------------
TOTAL INVESTMENTS
   (COST $117,889,516)-95.44%                   108,566,030
OTHER ASSETS LESS
   LIABILITIES - 4.56%                            5,190,110
                                               ------------
NET ASSETS - 100.00%                           $113,756,140
                                               ============

(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $107,457,273 and $5,763,938, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $117,889,516. Net unrealized depreciation aggregated $9,323,486, of which $286,135, related to appreciated investment securities and $9,609,621, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (cost
$117,889,516)(Note 2)
Investment securities                            $108,566,030
Cash                                                2,492,668
Receivables
  Investments sold                                    485,622
  Fund shares sold                                  3,115,774
  Dividends and interest                            2,576,302
Deferred expenses (Note 2)                             17,486
                                                 ------------
     TOTAL ASSETS                                 117,253,882
                                                 ------------
LIABILITIES
Payables
  Investments purchased         $ 2,981,590
  Fund shares redeemed              110,985
  Dividends                         371,873
Accrued expenses and other
  liabilities                        33,294
                                -----------
     TOTAL LIABILITIES                              3,497,742
                                                 ------------
NET ASSETS                                       $113,756,140
                                                 ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                     $123,540,215
  Accumulated distributions
     in excess of net
     investment income                               (371,874)
  Accumulated net realized
     loss on investment
     transactions                                     (88,715)
  Net unrealized depreciation
     of investments                                (9,323,486)
                                                 ------------
NET ASSETS                                       $113,756,140
                                                 ============
NET ASSET VALUE PER SHARE
Class A Shares                                   $      10.92
Class B Shares                                   $      10.91
OFFERING PRICE PER SHARE
Class A Shares                                   $      11.46(a)
Class B Shares                                   $      10.91
SHARES OUTSTANDING
Class A Shares                                      4,658,188
Class B Shares                                      5,762,202

(a) Computation of offering price: 100/95.25 of net asset value.
(b) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 1998 (b)

INVESTMENT INCOME
  Interest (Note 2)                                 $  2,037,403
EXPENSES
Management fee (Note 4)           $  175,891
Distribution fee (Note 5)             68,461
Shareholder service fee
  (Note 5)                            62,818
Administration fee (Note 4)           24,979
Transfer agent fee                    23,292
Custodian and accounting fees         16,350
Registration expenses                 11,840
Shareholder reports and
  postage expenses                     3,449
Legal fees                               753
Directors' fees and expenses             596
Audit fees                               521
Miscellaneous                          6,164
                                  ----------
  Total expenses                                         395,114
Deduct
Waiver of management fee
  (Note 4)                                              (175,891)
                                                    ------------
NET INVESTMENT INCOME                                  1,818,180
                                                    ------------
REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS
Net realized loss on
  investments                        (88,715)
Change in unrealized
  depreciation on investments     (9,323,486)
                                  ----------
NET LOSS ON INVESTMENTS                               (9,412,201)
                                                    ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $ (7,594,021)
                                                    ============

SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                     PERIOD ENDED
                                                                     9/30/98 (b)
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                              $   1,818,180
 Net realized loss on investments                                         (88,715)
 Change in unrealized depreciation on investments                      (9,323,486)
                                                                    -------------
 Decrease in net assets resulting from operations                      (7,594,021)
                                                                    -------------
Distributions to Shareholders
 From net investment income
  Class A                                                              (1,040,534)
  Class B                                                              (1,178,956)
 In excess of net investment income
  Class A                                                                       -
  Class B                                                                       -
                                                                    -------------
 Total distributions to shareholders                                   (2,219,490)
                                                                    -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                         126,286,107
 Reinvested distributions                                               1,281,553
 Shares redeemed                                                       (3,998,009)
                                                                    -------------
 Change in net assets resulting from capital share transactions       123,569,651
                                                                    -------------
 Increase in net assets                                               113,756,140
Net Assets
 Beginning of period                                                            -
                                                                    -------------
 End of period (including accumulated distributions in excess
  of net investment income of ($371,874) )                          $ 113,756,140
                                                                    =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                              PERIOD ENDED
                                                              9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $    12.00
                                                             ----------
 Income from investment operations
 Net investment income                                             0.24
 Net realized and unrealized loss on investments                  (1.04)
                                                             ----------
 Total from investment operations                                 (0.80)
                                                             ----------
Less distributions
 From net investment income                                       (0.28)
                                                             ----------
Net asset value, end of period                               $    10.92
                                                             ==========
TOTAL RETURN*                                                     (6.75%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $   50,887
Ratio of expenses to average net assets                            0.60% (a)
Ratio of expenses to average net asset excluding waiver            1.30% (a)
Ratio of net investment income to average net assets               7.36% (a)
Portfolio turnover rate                                              27%

(a) Annualized.
(b) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                              PERIOD ENDED
                                                              9/30/98 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $    12.00
                                                             ----------
 Income from investment operations
 Net investment income                                             0.22
 Net realized and unrealized loss on investments                (  1.05)
                                                             ----------
 Total from investment operations                               (  0.83)
                                                             ----------
Less distributions
 From net investment income                                     (  0.26)
                                                             ----------
Net asset value, end of period                               $    10.91
                                                             ==========
TOTAL RETURN*                                                   (  6.95%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $   62,869
Ratio of expenses to average net assets                            1.10% (a)
Ratio of expenses to average net asset excluding waiver            1.80% (a)
Ratio of net investment income to average net assets               6.87% (a)
Portfolio turnover rate                                              27%

(a) Annualized.
(c) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

NOTE 1: ORGANIZATION

Mentor Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Mentor Funds consists of twelve separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at September 30, 1998, as follows:


      Mentor Growth Portfolio ("Growth Portfolio")
      Mentor Perpetual Global Portfolio
       ("Global Portfolio")
      Mentor Capital Growth Portfolio
       ("Capital Growth Portfolio")
      Mentor Strategy Portfolio ("Strategy Portfolio")
      Mentor Income and Growth Portfolio
       ("Income and Growth Portfolio")
      Mentor Balanced Portfolio
       ("Balanced Portfolio")
      Mentor Municipal Income Portfolio
       ("Municipal Income Portfolio")
      Mentor Quality Income Portfolio
       ("Quality Income Portfolio")
      Mentor Short-Duration Income Portfolio
       ("Short-Duration Income Portfolio")
      Mentor High Income Portfolio
       ("High Income Portfolio")
      Mentor U.S. Government Money Market Portfolio ("Government Portfolio") Mentor Money Market Portfolio
       ("Money Market Portfolio")


The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.


These financial statements do not include Money Market Portfolio and the U.S. Government Money Market Portfolio.

Mentor Funds currently issues three classes of shares. Class A shares are sold subject to a maximum sales charge of 5.75% (4.75% for the Quality Income Portfolio, Municipal Income Portfolio and High Income Portfolio and 1% for Short-Duration Income Portfolio) payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when shares were purchased and how long they have been held. Class Y shares are sold to institutions and high net-worth individual investors and are not subject to any sales or contingent deferred sales charges.


During the year, the Balanced Portfolio added two classes of shares designated as Class A and Class Y and designated its existing class of shares as Class B. Shareholders of the Balanced Portfolio who on September 16, 1998, held Class B shares had such shares converted to Class Y shares having an aggregate value equal to that of the shareholder's Class B shares prior to the conversion.



NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.


(a) Valuation of Securities - Listed securities held by the Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, and Balanced Portfolio traded on national stock exchanges and over-the-counter securities quoted on the NASDAQ National Market

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the advisor of the Portfolios as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Trustees.


U.S. Government obligations held by the Income and Growth Portfolio, Balanced Portfolio, Quality Income Portfolio, Short-Duration Income Portfolio, and High Income Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related, asset-backed and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Portfolios' Board of Trustees. In determining value, the pricing services use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity.


Municipal bonds, held by the Municipal Income Portfolio, are valued at fair value. An independent pricing service values the Portfolio's municipal bonds taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it deems relevant in determining valuations for normal institutional size trading units of debt securities. The pricing service does not rely exclusively on quoted prices. Short-term investments with remaining maturities of 60 days or less shall be their amortized cost value unless the particular circumstances of the security indicate otherwise.


Foreign currency amounts are translated into United States dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange, purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.


Net realized foreign currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolio and the amount actually received. The portion of investment gains and losses related to foreign currency fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.


(b) Repurchase Agreements -- It is the policy of Mentor Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by Mentor Funds to monitor, on a daily basis, the market value of each repurchase agreement's

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

underlying securities to ensure the existence of a proper level of collateral.


Mentor Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by Mentor Funds' advisor to be creditworthy pursuant to guidelines established by the Mentor Funds' Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, Mentor Funds could receive less than the repurchase price on the sale of collateral securities.


(c) Borrowings -- Each of the Portfolios (except for the Growth Portfolio, Strategy Portfolio and Municipal Income Portfolio) may, under certain circumstances, borrow money directly or through dollar-roll and reverse repurchase agreements (arrangements in which the Portfolio sells a security for a percentage of its market value with an agreement to buy it back on a set date). Each Portfolio may borrow up to one-third of the value of its net assets.


The average daily balance of reverse repurchase agreements outstanding for Quality Income Portfolio during the year ended September 30, 1998, was approximately $16,388,088 or $1.24 per share based on average shares outstanding during the period at a weighted average interest rate of 5.16%. The maximum amount of borrowings outstanding for any day during the period was $71,061,218 (including accrued interest), as of September 17, 1998, at an interest rate of 5.52% and was 26.09% of total assets at that date.


The average daily balance of reverse repurchase agreements outstanding for Short-Duration Income Portfolio during the year ended September 30, 1998, was approximately $6,026,021 or $0.72 per share based on average shares outstanding during the period at a weighted average interest rate of 5.55%. The maximum amount of borrowings outstanding for any day during the period was $35,037,791 (including accrued interest), as of September 3, 1998, at an interest rate of 5.55% and was 18.35% of total assets at that date.


(d) Portfolio Securities Loaned -- Each of the Portfolios (except for Municipal Income Portfolio) is authorized by the Board of Trustees to participate in securities lending transactions.


The Portfolios may receive fees for participating in lending securities transactions. During the period that a security is out on loan, Portfolios continue to receive interest or dividends on the securities loaned. The Portfolio receives collateral in an amount at least equal to, at all times, the fair value of the securities loaned plus interest. When cash is received as collateral, the Portfolios record an asset and obligation for the market value of that collateral. Cash received as collateral may be reinvested, in which case that security is recorded as an asset of the Portfolio. Variations in the market value of the securities loaned occurring during the term of the loan are reflected in the value of the Portfolio.


At September 30, 1998, certain Portfolios had loaned securities to brokers which were collateralized by cash, U.S. Treasury securities and letters of credit. Cash collateral at September 30, 1998 was reinvested in U.S. Treasury and high quality money market instruments. Income from securities lending activities amounted to $283,424, $50,923, $25,753, $88,906, $47,564, $702, and
$46,419, for the Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Balanced Portfolio and Quality Income Portfolio, respectively for the year ended September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Among the risks to a Portfolio from securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At September 30, 1998, the value of the securities on loan and the value of the related collateral were as follows:



                         SECURITIES           CASH         SECURITIES      TRI-PARTY
PORTFOLIO                 ON LOAN          COLLATERAL      COLLATERAL     COLLATERAL
-------------------   ---------------   ---------------   ------------   ------------
Growth                $106,657,061      $115,219,699      $771,567       $       -
Global                  11,714,972        12,707,641             -               -
Capital Growth          14,483,537        15,562,984             -               -
Strategy                58,005,353        60,165,776       215,110               -
Income and Growth       47,343,071        40,344,784         6,360       7,911,321
Balanced                 2,544,039         2,639,420             -          39,456
Quality Income           3,244,448         1,605,500             -       1,687,662
-------------------   ------------      ------------      --------       ---------

(e) Dollar Roll Transactions -- Each of the Portfolios (except for the Growth, Strategy and Municipal Income Portfolios) may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. In a dollar-roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.


(f) Security Transactions and Investment Income -- Security transactions for the Portfolios are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Interest income (except for Municipal Income Portfolio) includes interest and discount earned (net of premium) on short-term obligations, and interest earned on all other debt securities including original issue discount as required by the Internal Revenue Code. Dividends to shareholders and capital gain distributions, if any, are recorded on the ex-dividend date.

Interest income for the Municipal Income Portfolio includes interest earned net of premium, and original issue discount as required by the Internal Revenue Code.


(g) Federal Income Taxes -- No provision for federal income taxes has been made since it is each Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.


Dividends paid by the Municipal Income Portfolio representing net interest received on tax-exempt municipal securities are not includable by shareholders as gross income for federal income tax purposes because the Portfolio intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Portfolio to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private purpose municipal bonds issued after August 7, 1986, may by considered a tax preference item to shareholders.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

At September 30, 1998, capital loss carryforwards for federal tax purposes were as follows:


                   MUNICIPAL            QUALITY
  EXPIRES      INCOME PORTFOLIO     INCOME PORTFOLIO
-----------   ------------------   -----------------
9/30/2001     $        -           $   244,512
9/30/2002              -             3,678,547
9/30/2003        317,478             7,326,035
9/30/2004      1,616,817             1,708,773
9/30/2005              -             1,325,149
9/30/2006        295,480                     -
              ----------           -----------
              $2,229,775           $14,283,016
              ==========           ===========

Such capital loss carryforwards will reduce the Portfolios' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise relieve the Portfolios of any liability for federal tax.


(h) When-Issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. To the extent the Portfolios engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with their investment objectives and policies and not for the purpose of investment leverage. The Portfolios will record a when-issued security and the related liability on the trade date. Until the securities are received and paid for, the Portfolios will maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily, and begin earning interest on the settlement date.


(i) Futures Contracts -- In order to gain exposure to or protect against declines in security values, the Portfolios may buy and sell futures contracts. The Portfolios may also buy or write put or call options on futures contracts.

The Portfolios may sell futures contracts to hedge against declines in the value of portfolios securities. The Portfolios may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Portfolios will segregate assets to cover its commitments under such speculative futures contracts.


Upon entering into a futures contract, the Portfolios are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolios recognize a realized gain or loss when the contract is closed. For the year ended September 30, 1998, Strategy Portfolio, Municipal Income Portfolio and Short-Duration Income Portfolio had realized losses of $1,950,741, $923,251, and $88,910, respectively, on closed futures contracts.


Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. At September 30, 1998, Strategy Portfolio and Municipal Income Portfolio had open positions in the following futures contracts:

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------



                                                                                                            NET
                      NUMBER OF                                                        NOTIONAL         UNREALIZED
PORTFOLIO             CONTRACTS     POSITION         CONTRACTS        EXPIRATION         VALUE         DEPRECIATION
------------------   -----------   ----------   ------------------   ------------   --------------   ----------------
Strategy                 734         Short      U.S. Long Bond          Dec-98      $73,400,000      ($3,871,838)
Municipal Income          90         Short      Muni Bond Future        Dec-98      $ 9,000,000      ($  225,729)
------------------       ---       ----------   ------------------      ------      -----------       ----------

(j) Options - In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Portfolios may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.


The Portfolios generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. The Portfolios may also use options for speculative purposes, although they do not employ options for this at the present time. The Portfolios will segregate assets to cover their obligations under option contracts.


Options contracts are valued daily based upon the last sales price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Portfolios will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. For the year ended September 30, 1998, Municipal Income Portfolio had a net realized gain of $10,940 on closed option contracts.


The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised or the counterparty is unwilling or unable to perform. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty. Activity in written options for the Municipal Income Portfolio for the year ended September 30, 1998, was as follows:



                             PREMIUM
                            RECEIVED        FACE VALUE
                          ------------   ---------------
Options outstanding at
   September 30, 1997    $ 36,693       $ 10,000,000
Options written            53,274         21,000,000
Options closed            (49,292)       (20,000,000)
Options expired           (40,675)       (11,000,000)
-----------------------   --------       ------------
Options outstanding at
   September 30, 1998     $     -        $         -
-----------------------   --------       ------------

(k) Residual Interests - A derivative security is any investment that derives its value from an underlying security, asset, or market index. Quality Income Portfolio and Short-Duration Income Portfolio invest in mortgage security residual interests ("residuals") which are considered derivative securities. The Portfolios' investments in residuals have been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Portfolios have not incurred any indebtedness in the course of making these residual investments; nor have the Portfolios' assets been

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

pledged to secure the indebtedness of the issuing structure or the Portfolios' investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Portfolios' policy to limit their exposure at the time of purchase to no more than 20% of their total assets.


(l) Interest-Rate Swap - An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market the value of the swap. When the swap is terminated, the Fund will record a realized gain or loss. At September 30, 1998, there were no open interest rate swap agreements.


(m) Deferred Expenses - Costs incurred by the Portfolios in connection with their initial share registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.


(n) Distributions - Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, certain futures and deferral of wash sales and equalization deficits.


The Growth Portfolio, Capital Growth Portfolio and Strategy Portfolio also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the distributions for income tax purposes.

NOTE 3: DIVIDENDS

Dividends will be declared daily and paid monthly to all shareholders invested in Municipal Income Portfolio, Quality Income Portfolio, Short-Duration Income Portfolio and High Income Portfolio. Dividends are declared and paid annually to all shareholders invested in the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Global Portfolio and Balanced Portfolio. Dividends are declared and paid quarterly to all shareholders invested in Income and Growth Portfolio. Dividends will be reinvested in additional shares of the same class and Portfolio on payment dates at the ex-dividend date net asset value without a sales charge unless cash payments are requested by shareholders in writing to Mentor Investment Group, LLC. Dividends of all Portfolios are paid to shareholders of record on the record date. Capital gains realized by each Portfolio, if any, are paid annually.



NOTE 4: INVESTMENT ADVISORY AND MANAGEMENT AND ADMINISTRATION AGREEMENTS

Mentor Investment Advisors, LLC ("Mentor Advisors"), the Portfolios' investment advisor, receives for its services an annual investment advisory fee not to exceed the following percentages of the average daily net assets of the particular Portfolio: Growth Portfolio, 0.70%; Capital Growth Portfolio, 0.80%; Strategy Portfolio, 0.85%; Income and Growth Portfolio, 0.75%; Balanced Portfolio, 0.75%; Municipal Income Portfolio, 0.60%; Quality Income Portfolio, 0.60%; Short-Duration Income Portfolio, 0.50%; and High Income Portfolio, 0.70%.


Mentor Advisors pays Van Kampen American Capital Management, Inc., the sub-advisor to Municipal Income Portfolio, an annual fee expressed as a percentage of the Portfolio's average net assets as

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

follows: 0.25% of the first $60 million of the Portfolio's average net assets and 0.20% of the Portfolio's average net assets over $60 million.


For the period from October 1, 1997 to June 30, 1998, Wellington Management Company, LLC, the sub-advisor to the Income and Growth Portfolio, received from the Investment Advisor an annual fee expressed as a percentage of that Portfolio's assets as follows: 0.325% on the first $50 million of the Portfolio's average net assets, 0.275% on the next $150 million of the Portfolio's average net assets, 0.225% of the next $300 million of the Portfolio's average net assets, and 0.200% of the Portfolio's net assets over $500 million. Effective July 1, 1998, the sub-advisor to the Income and Growth Portfolio received the following fees: 0.325% on the first $50 million of the Portfolio's average net assets, 0.250% on the next $150 million of the Portfolio's average net assets, and 0.200% of the Portfolio's average net assets over $150 million.


Van Kampen American Capital Management, Inc., the sub-advisor to the High Income Portfolio receives from the Investment Advisor an annual fee of 0.20% of the Portfolio's average daily net assets.


No performance or incentive fees are paid to the sub-advisors. Under certain Sub-Advisory Agreements, the particular sub-advisor may, from time to time, voluntarily waive some or all of its sub-advisory fee charged to the Investment Advisor and may terminate any such voluntary waiver at any time in its sole discretion.


The Global Portfolio has entered into an Investment Advisory Agreement with Mentor Perpetual Advisors, LLC ("Mentor Perpetual"). Mentor Perpetual is owned equally by Mentor and Perpetual PLC, a diversified financial services holding company. Under this agreement, Mentor Perpetual's management fee is accrued daily and paid monthly at an annual rate of 1.10% applied to the average daily net assets of the Portfolio up to and including $75 million and 1.00% of its average daily net assets in excess of $75 million.


For the year ended September 30, 1998, Mentor Advisors and sub-advisors, earned and voluntarily waived the following management fees:



                                       MANAGEMENT
                         MANAGEMENT       FEE         SUB ADVISOR
                             FEE      VOLUNTARILY         FEE
PORTFOLIO                  EARNED        WAIVED     EARNED/(WAIVED)
----------------------- ------------ ------------- ----------------
Growth                  $4,204,377   $     -       $     -
Global                   1,612,495         -             -
Capital Growth           2,153,467         -             -
Strategy                 2,420,122         -             -
Income and Growth        1,638,729         -       575,028
Balanced                    31,721         -        20,856
Municipal Income           557,332         -       216,114
Quality Income           1,025,941   204,530             -
Short-Duration Income      504,097   180,523             -
High Income                175,891   175,891       (51,279)
----------------------- ----------   -------       -------

Administrative personnel and services are provided by Mentor, under an Administration Agreement, at an annual rate of 0.10% of the average daily net assets of each Portfolio. For the year ended September 30, 1998, Mentor earned the following administration fees:



                                              ADMINISTRATION
                           ADMINISTRATION     FEE VOLUNTARILY
PORTFOLIO                    FEE EARNED           WAIVED
-----------------------   ----------------   ----------------
Growth                    $600,625           $     -
Global                     153,750                 -
Capital Growth             269,183                 -
Strategy                   284,720                 -
Income and Growth          218,497                 -
Balanced                     4,219             4,219
Municipal Income            92,888                 -
Quality Income             174,343                 -
Short-Duration Income      101,237           101,237
High Income                 24,979                 -
-----------------------   --------           -------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

The Portfolios also provide direct reimbursement to Mentor for certain legal and compliance administration, investor relation and operation related costs not covered under the Investment Management Agreement. For the year ended September 30, 1998, these direct reimbursements were as follows:



                               DIRECT
PORTFOLIO                  REIMBURSEMENTS
-----------------------   ---------------
Growth                    $26,735
Global                      6,902
Capital Growth             12,494
Strategy                   12,317
Income and Growth          10,079
Municipal Income            4,318
Quality Income              7,964
Short-Duration Income       5,085
-----------------------   -------

NOTE 5: DISTRIBUTION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Class B shares of the Portfolios have adopted a Distribution Plan (the
Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under a Distribution Agreement between the Portfolios and Mentor Distributors, LLC ("Mentor Distributors") a wholly-owned subsidiary of BYSIS Fund Services, Inc., Mentor Distributors was appointed distributor of the Portfolios. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolios pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolios' average daily net assets for the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Balanced Portfolio and Global Portfolio, 0.50% of the average daily net assets of the Quality Income Portfolio, High Income Portfolio and Municipal Income Portfolio, and 0.30% of the average daily net assets for the Short-Duration Income Portfolio.

Mentor Distributors may select financial institutions, such as investment dealers and banks to provide sales support services as agents for their clients or customers who beneficially own Class B shares of the Portfolios. Financial institutions will receive fees from Mentor Distributors based upon Class B shares owned by their clients or customers.


Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors with respect to Class A and Class B shares of each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolios to provide administrative support services to their customers who from time to time may be owners of record or beneficial owners of Class A or Class B shares of one or more Portfolios. In return for providing these support services, a financial institution may receive payments from one or more Portfolios at a rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares of the particular Portfolio or Portfolios beneficially owned by the financial institution's customers for whom it is holder of record or with whom it has a servicing relationship.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Presently, the Portfolios' class specific expenses are limited to expenses incurred by a class of shares pursuant to its respective Distribution Plan. Under the Distribution Plan, shareholder service fees are charged in Class A and B and distribution fees are charged to Class B. For the year ended September 30, 1998, distribution fees and shareholder servicing fees were as follows:




                              CLASS B          CLASS B        SHAREHOLDER SERVICE FEE
                           DISTRIBUTION     DISTRIBUTION    ---------------------------    SHAREHOLDER SERVICE
PORTFOLIO                       FEE          FEE WAVIED       CLASS A        CLASS B           FEE WAIVED
-----------------------   --------------   --------------   -----------   -------------   --------------------
Growth                      $3,638,580         $    --       $255,596      $1,233,864            $   --
Global                         734,020              --        146,546         237,827                --
Capital Growth               1,227,717              --        283,728         389,229                --
Strategy                     1,875,172              --         77,994         633,805                --
Income and Growth              986,604              --        222,501         323,741                --
Balanced                        30,319          29,451          3,517           6,695             9,738
Municipal Income               257,381              --        108,151         124,069                --
Quality Income                 467,042              --        195,196         232,278                --
Short-Duration Income          133,476              --        160,078          91,969                --
High Income                     68,461              --         28,187          34,631                --
-----------------------     ----------         -------       --------      ----------            ------

NOTE 6: FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

In connection with portfolio purchases and sales of securities denominated in a foreign currency, Global Portfolio may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time Global Portfolio may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net gain (loss) on investments and forward foreign currency exchange contracts. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract. At September 30, 1998, Global Portfolio had outstanding forward contracts as set forth below.



                                  CONTRACTS                                     NET UNREALIZED
                                 TO DELIVER/                    IN EXCHANGE     APPRECIATION/
       SETTLEMENT DATE           RECEIVE          VALUE           FOR         (DEPRECIATION)
----------------------------- -------------   ------------   -------------   ---------------
PURCHASES
10/01/98   British Pound             34,560     $  58,716       $   58,925        $    (209)
10/01/98   British Pound             19,415        32,985           33,102             (117)
SALES
10/01/98   British Pound             32,471        55,166           55,362              196
10/02/98   British Pound             33,054        56,156           56,356              200
10/02/98   British Pound             36,586        62,159           62,380              221
10/30/98   French Franc           3,859,918       689,505          685,598           (3,907)
3/18/99    Hong Kong Dollar       7,928,000     1,006,040        1,000,000           (6,040)
11/30/98   Singapore Dollar         885,000       524,787          500,000          (24,787)
--------   ------------------     ---------     ---------       ----------        ---------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Portfolio shares were as follows:



                                                                             MENTOR GROWTH PORTFOLIO
                                                       -------------------------------------------------------------------
                                                                   YEAR ENDED                        YEAR ENDED
                                                                    9/30/98                           9/30/97
                                                       ---------------------------------- --------------------------------
                                                            SHARES           DOLLARS           SHARES          DOLLARS
                                                       ---------------- ----------------- --------------- ----------------
CLASS A:
Shares sold                                                12,016,618    $  210,103,016       5,018,131    $  82,270,375
Shares issued upon reinvestment of distributions              346,751         6,474,795         369,088        5,744,163
Shares redeemed                                           (12,306,743)     (213,035,017)     (2,301,180)     (37,823,031)
                                                          -----------    --------------      ----------    -------------
Change in net assets from capital share transactions           56,626    $    3,542,794       3,086,039    $  50,191,507
                                                          ===========    ==============      ==========    =============
CLASS B:
Shares sold                                                 4,138,131    $   73,047,883       5,392,199    $  86,290,167
Shares issued upon reinvestment of distributions            1,667,456        30,460,604       3,348,283       51,489,284
Shares redeemed                                            (4,698,527)      (80,890,251)     (3,140,076)     (49,890,633)
                                                          -----------    --------------      ----------    -------------
Change in net assets from capital share transactions        1,107,060    $   22,618,236       5,600,406    $  87,888,818
                                                          ===========    ==============      ==========    =============
CLASS Y: (a)
Shares sold                                                 1,786,672    $   30,602,698               -                -
Shares issued upon reinvestment of distributions                    1                10               -                -
Shares redeemed                                               (53,808)         (894,152)              -                -
                                                          -----------    --------------      ----------    -------------
Change in net assets from capital share transactions        1,732,865    $   29,708,556               -                -
                                                          ===========    ==============      ==========    =============


                                                                          MENTOR PERPETUAL GLOBAL PORTFOLIO
                                                         -------------------------------------------------------------------
                                                                     YEAR ENDED                         YEAR ENDED
                                                                      9/30/98                            9/30/97
                                                         ----------------------------------   ------------------------------
                                                              SHARES            DOLLARS           SHARES          DOLLARS
                                                         ---------------   ----------------   -------------   --------------
CLASS A:
Shares sold                                                  2,057,945      $  42,154,809       1,732,413      $ 32,107,036
Shares issued upon reinvestment of distributions               113,726          2,255,270          26,897           463,738
Shares redeemed                                             (1,275,534)       (25,637,616)       (270,161)       (5,115,471)
                                                            ----------      -------------       ---------      ------------
Change in net assets from capital share transactions           896,137      $  18,772,463       1,489,149      $ 27,455,303
                                                            ==========      =============       =========      ============
CLASS B:
Shares sold                                                  1,821,588      $  36,737,964       2,325,365      $ 42,416,589
Shares issued upon reinvestment of distributions               232,932          4,477,444          91,695         1,544,189
Shares redeemed                                               (983,971)       (18,930,107)       (447,724)       (8,352,236)
                                                            ----------      -------------       ---------      ------------
Change in net assets from capital share transactions         1,070,549      $  22,285,301       1,969,336      $ 35,608,542
                                                            ==========      =============       =========      ============
CLASS Y: (a)
Shares sold                                                         53      $       1,000               -                 -
Shares issued upon reinvestment of distributions                     -                  8               -                 -
Shares redeemed                                                      -                  -               -                 -
                                                            ----------      -------------       ---------      ------------
Change in net assets from capital share transactions                53      $       1,008               -                 -
                                                            ==========      =============       =========      ============

(a) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                           MENTOR CAPITAL GROWTH PORTFOLIO
                                                         --------------------------------------------------------------------
                                                                    YEAR ENDED                          YEAR ENDED
                                                                      9/30/98                            9/30/97
                                                         ---------------------------------   --------------------------------
                                                              SHARES           DOLLARS           SHARES           DOLLARS
                                                         ---------------   ---------------   -------------   ----------------
CLASS A:
Shares sold                                                  5,110,051      $ 121,415,173      1,422,449      $  28,161,248
Shares issued upon reinvestment of distributions               278,288          5,833,664        264,769          4,552,490
Shares redeemed                                             (1,926,775)       (45,709,577)      (404,403)        (7,959,184)
                                                            ----------      -------------      ---------      -------------
Change in net assets from capital share transactions         3,461,564      $  81,539,260      1,282,815      $  24,754,554
                                                            ==========      =============      =========      =============
CLASS B:
Shares sold                                                  4,375,173      $  98,931,464      1,749,992      $  33,332,019
Shares issued upon reinvestment of distributions               507,715         10,256,056        596,606          9,983,395
Shares redeemed                                             (1,063,324)       (23,712,167)      (711,342)       (13,428,205)
                                                            ----------      -------------      ---------      -------------
Change in net assets from capital share transactions         3,819,564      $  85,475,353      1,635,256      $  29,887,209
                                                            ==========      =============      =========      =============
CLASS Y: (a)
Shares sold                                                         48      $       1,000              -                  -
Shares issued upon reinvestment of distributions                     1                 12              -                  -
Shares redeemed                                                                         -              -                  -
                                                            ----------      -------------      ---------      -------------
Change in net assets from capital share transactions                49      $       1,012              -                  -
                                                            ==========      =============      =========      =============


                                                                           MENTOR STRATEGY PORTFOLIO
                                                       ------------------------------------------------------------------
                                                                  YEAR ENDED                        YEAR ENDED
                                                                    9/30/98                          9/30/97
                                                       --------------------------------- --------------------------------
                                                            SHARES          DOLLARS           SHARES          DOLLARS
                                                       --------------- ----------------- --------------- ----------------
CLASS A:
Shares sold                                                  508,748     $   7,933,524       1,695,322    $  28,517,096
Shares issued upon reinvestment of distributions             444,548         6,836,196          91,017        1,513,610
Shares redeemed                                           (1,529,689)      (24,220,890)       (742,169)     (12,677,413)
                                                          ----------     -------------       ---------    -------------
Change in net assets from capital share transactions        (576,393)   ($   9,451,170)      1,044,170    $  17,353,293
                                                          ==========     =============       =========    =============
CLASS B:
Shares sold                                                  564,916     $   8,678,121       2,587,894    $  43,129,553
Shares issued upon reinvestment of distributions           3,423,558        51,517,305       1,291,000       21,237,045
Shares redeemed                                           (7,097,154)     (108,934,512)     (3,591,125)     (60,432,366)
                                                          ----------     -------------      ----------    -------------
Change in net assets from capital share transactions      (3,108,680)   ($  48,739,086)        287,769    $   3,934,232
                                                          ==========     =============      ==========    =============
CLASS Y: (a)
Shares sold                                                       67     $       1,001               -                -
Shares redeemed                                                    -                 -               -                -
                                                          ----------     -------------      ----------    -------------
Change in net assets from capital share transactions              67     $       1,001               -                -
                                                          ==========     =============      ==========    =============

(a) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                          MENTOR INCOME AND GROWTH PORTFOLIO
                                                         ---------------------------------------------------------------------
                                                                     YEAR ENDED                          YEAR ENDED
                                                                      9/30/98                             9/30/97
                                                         ----------------------------------   --------------------------------
                                                              SHARES            DOLLARS           SHARES           DOLLARS
                                                         ---------------   ----------------   -------------   ----------------
CLASS A:
Shares sold                                                  2,515,923      $  49,323,113       1,945,245      $  37,552,063
Shares issued upon reinvestment of distributions               371,373          7,153,831         179,904          3,303,336
Shares redeemed                                               (915,370)       (18,005,450)       (305,497)        (5,925,176)
                                                             ---------      -------------       ---------      -------------
Change in net assets from capital share transactions         1,971,926      $  38,471,494       1,819,652      $  34,930,223
                                                             =========      =============       =========      =============
CLASS B:
Shares sold                                                  2,642,784      $  51,766,483       1,913,241      $  36,687,335
Shares issued upon reinvestment of distributions               559,471         10,748,481         450,665          8,192,160
Shares redeemed                                             (1,074,795)       (21,053,657)       (596,371)       (11,526,154)
                                                            ----------      -------------       ---------      -------------
Change in net assets from capital share transactions         2,127,460      $  41,461,307       1,767,535      $  33,353,341
                                                            ==========      =============       =========      =============
CLASS Y: (a)
Shares sold                                                         53      $       1,000               -                  -
Shares issued upon reinvestment of distributions                     2                 30               -                  -
Shares redeemed                                                      -                  -               -                  -
                                                            ----------      -------------       ---------      -------------
Change in net assets from capital share transactions                55      $       1,030               -                  -
                                                            ==========      =============       =========      =============


                                                                           MENTOR BALANCED PORTFOLIO
                                                         -------------------------------------------------------------
                                                                  PERIOD ENDED                     YEAR ENDED
                                                                    9/30/98                         9/30/97
                                                         ------------------------------   ----------------------------
                                                            SHARES          DOLLARS          SHARES         DOLLARS
                                                         ------------   ---------------   ------------   -------------
CLASS A: (b)
Shares sold                                                 258,246      $  3,577,935              -      $        -
Shares issued upon reinvestment of distributions                  -                 -              -               -
Shares redeemed                                                   -                 -              -               -
                                                            -------      ------------     -----------     ----------
Change in net assets from capital share transactions        258,246      $  3,577,935              -      $        -
                                                            =======      ============     ==========      ==========
CLASS B:
Shares sold                                                 412,403      $  5,702,737              -      $        -
Shares issued upon reinvestment of distributions             88,886         1,300,249         37,773         558,075
Shares redeemed                                             (48,378)         (810,125)       (39,915)       (636,137)
Conversion of Class B Shares to Class Y Shares             (273,416)       (3,350,117)             -               -
                                                           --------      ------------        -------      ----------
Change in net assets from capital share transactions        179,495      $  2,842,744         (2,142)     $  (78,062)
                                                           ========      ============        =======      ==========
CLASS Y: (b)
Shares sold                                                       -      $          -              -      $        -
Shares issued upon reinvestment of distributions                  -                 -              -               -
Shares redeemed                                              (7,305)         (100,000)             -               -
Conversion of Class B Shares to Class Y Shares              273,416         3,350,117              -               -
                                                           --------      ------------        -------      ----------
Change in net assets from capital share transactions        266,111      $  3,250,117              -      $        -
                                                           ========      ============        =======      ==========

(a) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.
(b) For the period from September 16, 1998 (initial offering of Class A and Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                          MENTOR MUNICIPAL INCOME PORTFOLIO
                                                         -------------------------------------------------------------------
                                                                    YEAR ENDED                         YEAR ENDED
                                                                     9/30/98                            9/30/97
                                                         --------------------------------   --------------------------------
                                                             SHARES           DOLLARS           SHARES           DOLLARS
                                                         -------------   ----------------   -------------   ----------------
CLASS A
Shares sold                                                1,688,990       $ 26,509,509         901,683       $ 13,789,961
Shares issued upon reinvestment of distributions              75,715          1,188,701          41,778            635,539
Shares redeemed                                             (423,337)        (6,641,364)       (214,874)        (3,272,170)
                                                           ---------       ------------        --------       ------------
Change in net assets from capital share transactions       1,341,368       $ 21,056,846         728,587       $ 11,153,330
                                                           =========       ============        ========       ============
CLASS B:
Shares sold                                                1,208,341       $ 18,966,860         782,655       $ 11,948,057
Shares issued upon reinvestment of distributions              91,662          1,436,340          83,433          1,268,808
Shares redeemed                                             (436,001)        (6,820,355)       (478,013)        (7,288,249)
                                                           ---------       ------------        --------       ------------
Change in net assets from capital share transactions         864,002       $ 13,582,845         388,075       $  5,928,616
                                                           =========       ============        ========       ============
CLASS Y: (a)
Shares sold                                                       64       $      1,000               -                  -
Shares issued upon reinvestment of distributions                   3                 43               -                  -
Shares redeemed                                                    -                  -               -                  -
                                                           ---------       ------------        --------       ------------
Change in net assets from capital share transactions              67       $      1,043               -                  -
                                                           =========       ============        ========       ============


                                                                            MENTOR QUALITY INCOME PORTFOLIO
                                                         ----------------------------------------------------------------------
                                                                     YEAR ENDED                          YEAR ENDED
                                                                      9/30/98                              9/30/97
                                                         ----------------------------------   ---------------------------------
                                                              SHARES            DOLLARS            SHARES           DOLLARS
                                                         ---------------   ----------------   ---------------   ---------------
CLASS A:
Shares sold                                                  4,256,782      $  56,191,423         2,838,801      $  37,052,906
Shares issued upon reinvestment of distributions               233,015          3,077,659            91,837          1,196,422
Shares redeemed                                             (1,597,720)       (21,178,895)         (529,521)        (6,928,329)
                                                            ----------      -------------         ---------      -------------
Change in net assets from capital share transactions         2,892,077      $  38,090,187         2,401,117      $  31,320,999
                                                            ==========      =============         =========      =============
CLASS B:
Shares sold                                                  3,811,046      $  50,451,628         2,058,671      $  26,889,217
Shares issued upon reinvestment of distributions               272,551          3,600,049           218,332          2,847,859
Shares redeemed                                             (1,478,885)       (19,526,706)       (1,089,318)       (14,250,845)
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions         2,604,712      $  34,524,971         1,187,685      $  15,486,231
                                                            ==========      =============        ==========      =============
CLASS Y: (a)
Shares sold                                                         76      $       1,000                 -                  -
Shares issued upon reinvestment of distributions                     4                 51                 -                  -
Shares redeemed                                                      -                  -                 -                  -
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions                80      $       1,051                 -                  -
                                                            ==========      =============        ==========      =============

(a) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                         MENTOR SHORT-DURATION INCOME PORTFOLIO
                                                         ----------------------------------------------------------------------
                                                                    YEAR ENDED                           YEAR ENDED
                                                                      9/30/98                             9/30/97
                                                         ---------------------------------   ----------------------------------
                                                              SHARES           DOLLARS            SHARES            DOLLARS
                                                         ---------------   ---------------   ---------------   ----------------
CLASS A:
Shares sold                                               9,921,692        $124,978,729       2,047,670         $  25,768,187
Shares issued upon reinvestment of distributions            200,895          2,525,409           49,602               623,647
Shares redeemed                                          (4,997,458)       (62,897,886)        (505,078)           (6,351,983)
                                                         ----------        ------------       ---------         -------------
Change in net assets from capital share transactions      5,125,129        $64,606,252        1,592,194         $  20,039,851
                                                         ==========        ============       =========         =============
CLASS B:
Shares sold                                               3,500,465        $44,073,519        1,121,483         $  14,121,033
Shares issued upon reinvestment of distributions            145,226          1,826,827           89,996             1,131,691
Shares redeemed                                          (1,563,684)       (19,674,936)      (1,027,042)          (12,921,363)
                                                         ----------        ------------      ----------         -------------
Change in net assets from capital share transactions      2,082,007        $26,225,410          184,437         $   2,331,361
                                                         ==========        ============      ==========         =============
CLASS Y: (a)
Shares sold                                                      79        $     1,000                -                     -
Shares issued upon reinvestment of distributions                  4                 49                -                     -
Shares redeemed                                                   -                  -                -                     -
                                                         ----------        ------------      ----------         -------------
Change in net assets from capital share transactions             83        $     1,049                -                     -
                                                         ==========        ============      ==========         =============


                                                          MENTOR HIGH INCOME PORTFOLIO
                                                         ------------------------------
                                                                  PERIOD ENDED
                                                                  9/30/98 (C)
                                                         ------------------------------
                                                             SHARES          DOLLARS
                                                         -------------   --------------
CLASS A:
Shares sold                                                4,775,208      $ 56,602,255
Shares issued upon reinvestment of distributions              51,541           580,207
Shares redeemed                                             (168,561)       (1,889,222)
                                                           ---------      ------------
Change in net assets from capital share transactions       4,658,188      $ 55,293,240
                                                           =========      ============
CLASS B:
Shares sold                                                5,890,307      $ 69,683,852
Shares issued upon reinvestment of distributions              62,441           701,346
Shares redeemed                                             (190,546)       (2,108,787)
                                                           ---------      ------------
Change in net assets from capital share transactions       5,762,202      $ 68,276,411
                                                           =========      ============

(a) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.
(c) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.



NOTE 8: SUBSEQUENT EVENT
Effective November 16, 1998, the Balanced Portfolio acquired substantially all the assets and assumed the liabilities of the Strategy Portfolio in exchange for Class A, Class B and Class Y shares of the Balanced Portfolio. The acquisition was accomplished by a tax-free exchange of the respective shares of the Balanced Portfolio for the net assets of the Strategy Portfolio. The net assets acquired amounted to $222,601,303. The aggregate net assets of the Balanced Portfolio immediately after the acquisition were $255,551,169.

MENTOR FUNDS
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE TRUSTEES AND SHAREHOLDERS
MENTOR FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Balanced Portfolio, Municipal Income Portfolio, Quality Income Portfolio, Short-Duration Income Portfolio and High Income Portfolio, portfolios of Mentor Funds as of September 30, 1998 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period ended September 30, 1998 as described more fully in each of the financial highlights of each of the funds. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Balanced Portfolio, Municipal Income Portfolio, Quality Income Portfolio, Short-Duration Income Portfolio and High Income Portfolio, portfolios of Mentor Funds as of September 30, 1998, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period ended September 30, 1998, in conformity with generally accepted accounting principles.



                                                    /s/ KPMG PEAT MARWICK LLP

Boston, Massachusetts
November 20, 1998

MENTOR FUNDS
ADDITIONAL INFORMATION
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

YEAR 2000 (UNAUDITED)

The Portfolios receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem.



FEDERAL TAX STATUS OF DIVIDENDS DECLARED (UNAUDITED)

Long-term capital gain dividends paid during the period are presented below. For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income, except for Municipal Income Portfolio that paid exempt income dividends. The percentage of qualifying dividends eligible for the corporate dividends received deduction are also listed below for the applicable Portfolios.



                             LONG-TERM      TAX-EXEMPT
                           CAPITAL GAIN       INCOME       QUALIFYING
PORTFOLIO                    DIVIDENDS       DIVIDENDS     DIVIDENDS
-----------------------   --------------   ------------   -----------
Growth                     $37,907,233      $        -            -
Global                       3,028,816               -            -
Capital Growth               9,208,016               -        21.04%
Strategy                    41,130,602               -         9.69%
Income and Growth            8,656,201               -        37.12%
Municipal Income                     -       3,949,481            -
Balanced                       893,299               -        11.33%
High Income                          -               -            -
Quality Income                       -               -            -
Short-Duration Income                -               -            -
-----------------------    -----------      ----------        -----

Shareholders of Mentor Strategy Portfolio (the "Strategy Portfolio") considered and acted upon the proposal listed below at a special meeting of shareholders held on Thursday November 12, 1998. In addition, below the proposal are the results of that vote.

1. To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Strategy Portfolio to Mentor Balanced Portfolio (the "Balanced Portfolio") in exchange for shares of the Balanced Portfolio and the assumption by the Balanced Portfolio of all of the liabilities of the Strategy Portfolio, and the distribution of such shares to the shareholders of the Strategy Portfolio in complete liquidation of the Strategy Portfolio:

  Affirmative   7,281,296
  Against         313,087
  Abstain         331,983

MENTOR FUNDS
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

TRUSTEES

DANIEL J. LUDEMAN, TRUSTEE & CHAIRMAN
           Chairman and Chief Executive Officer
           Mentor Investment Group, LLC


ARCH T. ALLEN III, TRUSTEE
           Attorney at Law
           Allen & Moore, LLP


JERRY R. BARRENTINE, TRUSTEE
           President
           J.R. Barrentine & Associates


ARNOLD H. DREYFUSS, TRUSTEE
           Chairman
           Eskimo Pie Corporation


WESTON E. EDWARDS, TRUSTEE
           President
           Weston Edwards & Associates


THOMAS F. KELLER, TRUSTEE
           Former Dean, Fuqua School of Business
           Duke University


LOUIS W. MOELCHERT, JR., TRUSTEE
           Vice President for Business & Finance
           University of Richmond


J. GARNETT NELSON, TRUSTEE
           Consultant
           Mid-Atlantic Holdings, LLC


TROY A. PEERY, JR., TRUSTEE
           President
           Heilig-Meyers Company


PETER J. QUINN, JR., TRUSTEE
           Managing Director
           Mentor Investment Group, LLC

OFFICERS

PAUL F. COSTELLO, PRESIDENT
           Managing Director
           Mentor Investment Group, LLC


TERRY L. PERKINS, TREASURER
           Senior Vice President
           Mentor Investment Group, LLC


GEOFFREY B. SALE, SECRETARY
           Associate Vice President
           Mentor Investment Group, LLC


MICHAEL A. WADE, ASSISTANT TREASURER
           Vice President
           Mentor Investment Group, LLC






















This report is authorized for distribution to prospective investors only when preceded or accompanied by a Mentor Funds prospectus, which contains complete information about fees, sales charges and expenses. Please read it carefully before you invest or send money.

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                                                              U.S. POSTAGE
                                                                 PAID
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              901 EAST BYRD STREET                      ----------------------
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1998 MENTOR DISTRIBUTORS, LLC










MK835


                                                            EXHIBIT E

MENTOR BALANCED PORTFOLIO
MANAGERS' COMMENTARY: THE BALANCED MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

The Mentor Balanced Portfolio, which has been in existence since 1994, became available to investors in multiple retail mutual fund share classes for the first time in September. This commentary, therefore, marks the first opportunity for the managers of the Portfolio to provide their market perspective to many of our new shareholders.


At quarter end the asset allocation mix in the Mentor Balanced Portfolio was 58% stocks, 41% bonds, and 1% cash.



MARKET OVERVIEW
The first three quarters of 1998 culminated an unprecedented trend of 14 consecutive quarterly gains for the S&P 500. The July-September period, however, saw a dramatic departure from this trend, with the S&P 500 declining 10%. Despite poor equity returns, U.S. government fixed-income markets were extremely strong. In fact, the July-September period marked one of the few times in recent years that bonds significantly outperformed stocks. However, the broad rally in treasury bonds was not shared by more credit-sensitive fixed-income sectors, as investors aggressively shifted assets into low risk instruments only.



EQUITY REVIEW AND OUTLOOK
For some time we have been emphatically cautioning that the stock market would have to adjust to considerably lower corporate earnings prospects, and this transition would likely result in increased volatility and lower returns than experienced over the past several years. Finally, this scenario is unfolding in full force. Earnings estimates for a broad range of companies are being sharply reduced. It is now quite possible, in fact likely in our opinion, that the earnings of the S&P 500 will continue to decline during the remainder of this year and 1999.


These trends present a significant change from the strong, better-than-expected earnings growth that has been a key pillar supporting the bull market since 1990, one of the best on record by almost any measure. But this change was inevitable. It is part of the natural cyclical patterns of the economy, corporate profitability, and the stock market. After nearly perfect growth conditions during much of the 1990's, corporate profitability is coming under pressure as global excess capacity is chasing falling demand. And as should be expected at this point, lenders are sharply curtailing credit and thereby reinforcing these developing pressures.


Fear and greed are a long-term investor's best asset and worst threat. It is exceedingly difficult for both individual and institutional investors to look through an emotionally charged volatile market and focus on the fundamentals. To us, fundamental analysis does not mean trying to figure out cyclical swings in the economy and markets over the next year. It means concentrating on longer-term business qualities. We know that consistently implementing a well-defined investment discipline through the ups and downs of an entire cycle is the best way to ensure long-term success. We focus on a diversified group of companies with excellent operating records and leading competitive positions. We are biased toward companies with above-average business predictability. We have thoroughly analyzed their results and prospects. We own them at prices we believe offer attractive relative values. It is a very simple approach. Not an easy one, but a straightforward one. We will at times be wrong in our analysis, but we will strive to be as objective as possible. Of course, we expect to be right more

MENTOR BALANCED PORTFOLIO
MANAGERS' COMMENTARY: THE BALANCED MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

often than not. We will not alter this approach just because those around us are becoming more complacent or fearful. Over the long-term, cyclical swings wash out and business fundamentals prevail.



FIXED INCOME REVIEW AND OUTLOOK
On the fixed-income side, our short-term strategy in this tumultuous environment has been to tilt portfolio durations somewhat long relative to our benchmarks, as well as more heavily weight sector allocations toward treasury securities. Given our long-term confidence in the U.S. economy, we are waiting for an opportunity to aggressively move into domestic spread sectors. Prior to such a move, we will have to be convinced that these markets have stabilized. In our opinion such stabilization will require the Fed to continue to move forcefully to further ease credit conditions.


The primary risk we see to our outlook is timing. The U.S. economy has tremendous forward momentum and the current yield curve is already pricing in an aggressive Fed ease. Should events unfold more slowly than the market hopes, the bond market could encounter some short-term turbulence. We would view these sell-offs as short term in nature and would utilize the higher yield levels to extend our duration further.


November 1998

MENTOR BALANCED PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Balanced Portfolio Class A Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                                    [GRAPH]

               9/16/98        9/30/98
Class A         9,422           9,433
LAGG/S&P 500   10,000          10,464

               Total Returns as of 9/30/98

              1-Year    Since Inception++
Class          n/a          (5.78%)



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  * Represents a hypothetical investment of $10,000 in Mentor Balanced Portfolio Class A Shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.


  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


 ++ Reflects operations of Mentor Balanced Portfolio Class A Shares from the date of issuance on 9/16/98 through 9/30/98.

Comparison of change in value of a hypothetical $10,000 investment in Mentor Balanced Portfolio Class Y Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

[GRAPH]
                    9/16/98        9/30/98
Class Y             10,000         10,000
LAGG/S&P 500        10,000         10,464

Total Returns as of 9/30/98

               1-Year    Since Inception**
Class Y        n/a            0.00%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 ** Represents a hypothetical investment of $10,000 in Mentor Balanced
     Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

*** Reflects operations of Mentor Balanced Portfolio Class Y Shares from the date of issuance on 9/16/98 through 9/30/98.

MENTOR BALANCED PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                            PERFORMANCE COMPARISON


Comparison of change in value of a hypothetical $10,000 investment in Mentor Balanced Portfolio Class B Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                                    [GRAPH]
                                           S&P 500 and
          Class B        Class B*       Lehman Brothers
                                     Aggregate Bond Index
 6/21/94  10000          10000               10000
12/31/94  10108           9610               10336
 6/30/95  11561          11161               12054
 9/30/95  12085          11685               12723
 9/30/96  14260          13960               14506
 9/30/97  18042          17842               18496
 9/30/98  20181          19760               20446

Average Annual Return as of 9/30/98     Average Annual Return as of 9/30/98
      Without Sales Charges                   Including Sales Charges

          1-Year    Since Inception++             1-Year    Since Inception++
Class B   11.86%         17.83%         Class B   8.75%          17.69%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.



 ~ Represents a hypothetical investment of $10,000 in Mentor Balanced Portfolio
    Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. Prior to September 16, 1998, contingent deferred sales charges of 5.00% were waived. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


 + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


++ Reflects operations of Mentor Balanced Portfolio Class B Shares from the date of commencement of operations on 6/21/94 through 9/30/98.


* Includes maximum Contingent Deferred Sales Charge (CDSC) of 5%.

Mentor Balanced Portfolio
Pro Forma Combining Financial Statements (Unaudited)
Schedules of Investments
March 31, 1999

                                               Mentor Balanced              Mentor Income and
                                                  Portfolio                 Growth Portfolio            ProForma Combined
---------------------------------------------------------------------------------------------------------------------------
                                              Shares      Value           Shares       Value           Shares       Value
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 53.69%
      Basic Materials - 3.75%
      Air Products & Chemicals, Inc.                                       98,900   $ 3,387,325        98,900   $ 3,387,325
      Alcoa, Inc.                                                          48,000     1,977,000        48,000     1,977,000
      AlliedSignal, Inc.                                                   92,300     4,540,006        92,300     4,540,006
      Bemis Co.                                91,062  $ 2,828,614                                     91,062     2,828,614
      British Steel PLC, ADR                                              108,900     2,198,419        92,300     2,198,419
      Sherwin-Williams Co.                    234,985    6,608,953                                    234,985     6,608,953
      Westvaco Corp.                                                       68,300     1,434,300        68,300     1,434,300
                                                       -----------                  -----------                 -----------
                                                         9,437,567                   13,537,050                  22,974,617
                                                       -----------                  -----------                 -----------

      Capital Goods & Construction - 5.06%
      Caterpillar, Inc.                                                    48,000     2,205,000        48,000     2,205,000
      Cooper Industries, Inc.                                              47,500     2,024,687        47,500     2,024,687
      Cooper Tire & Rubber                                                125,000     2,296,875       125,000     2,296,875
      Emerson Electric Co.                    116,190    6,150,808                                    116,190     6,150,808
      Hubbell, Inc. - Class B                                              89,400     3,576,000        89,400     3,576,000
      Illinois Tool Works                     109,135    6,752,728                                    109,135     6,752,728
      Thomas & Betts Corp.                                                 72,400     2,719,525        72,400     2,719,525
      W. W. Grainger,  Inc.                   122,530    5,276,448                                    122,530     5,276,448
                                                       -----------                  -----------                 -----------
                                                        18,179,984                   12,822,087                  31,002,071
                                                       -----------                  -----------                 -----------

      Commercial Services - 1.31%
      Supervalu, Inc.                                                     143,900     2,967,938       143,900     2,967,938
      Wallace Computer Services, Inc.                                     254,500     5,042,281       254,500     5,042,281
                                                                                    -----------                 -----------
                                                                                      8,010,219                   8,010,219
                                                                                    -----------                 -----------

      Consumer Cyclical - 6.33%
      Avalonbay Communities, Inc.                                          51,000     1,612,875        51,000     1,612,875
      Chancellor Media Corp. - Class A *      129,600    6,107,400                                    129,600     6,107,400
      Delphi Automotive Systems                                           130,000     2,307,500       130,000     2,307,500
      Ford Motor Co.                                                       74,000     4,199,500        74,000     4,199,500
      Interpublic Group Companies, Inc.        87,335    6,801,213                                     87,335     6,801,213
      Maytag Corp.                                                         28,900     1,744,838        28,900     1,744,838
      Newell-Rubbermaid, Inc.                 159,594    7,580,730                                    159,594     7,580,730
      Premark International, Inc.                                          74,100     2,440,668        74,100     2,440,668
      Royal Caribbean Cruises Ltd.             91,900    3,584,100                                     91,900     3,584,100
      The Walt Disney Co.                      39,000    1,213,875                                     39,000     1,213,875
      Tribune Co.                              18,300    1,197,506                                     18,300     1,197,506
                                                       -----------                  -----------                 -----------
                                                        26,484,824                   12,305,381                  38,790,205
                                                       -----------                  -----------                 -----------


      Consumer Staples - 3.84%
      American Home Products Corp.                                         36,100     2,355,525        36,100     2,355,525
      Baxter International, Inc.                                           54,300     3,583,800        54,300     3,583,800
      Bestfoods                                                            49,700     2,336,158        49,700     2,336,158
      Dimon, Inc.                                                         228,100       869,631       228,100       869,631
      Hormel Foods Corp.                                                  118,100     4,207,312       118,100     4,207,312
      Kimberly Clark Corp.                                                 28,600     1,371,013        28,600     1,371,013
      Philip Morris Companies, Inc.                                        70,000     2,463,125        70,000     2,463,125
      Sysco Corp.                             240,935    6,339,602                                    240,935     6,339,602
                                                       -----------                  -----------                 -----------
                                                         6,339,602                   17,186,564                  23,526,166
                                                       -----------                  -----------                 -----------

      Energy - 3.10%
      Baker Hughes, Inc.                                                  193,100     4,694,744       193,100     4,694,744
      Chevron Corp.                                                        26,400     2,334,750        26,400     2,334,750
      Phillips Petroleum Co.                                               37,900     1,790,775        37,900     1,790,775
      Repsol SA, ADR                                                       50,000     2,562,500        50,000     2,562,500
      Total SA, ADR                                                        39,500     2,409,500        39,500     2,409,500
      Unocal Corp.                                                         65,800     2,422,262        65,800     2,422,262
      USX-Marathon Group, Inc.                                            102,100     2,807,750       102,100     2,807,750
                                                                                    -----------                 -----------
                                                                                     19,022,281                  19,022,281
                                                                                    -----------                 -----------

Mentor Balanced Portfolio
Pro Forma Combining Financial Statements (Unaudited)
Schedules of Investments
March 31, 1999

                                                       Mentor Balanced             Mentor Income and
                                                          Portfolio                 Growth Portfolio           ProForma Combined
----------------------------------------------------------------------------------------------------------------------------------
                                                       Shares      Value           Shares      Value           Shares      Value
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
      Financial - 10.22%
      Ace Ltd.                                                                     119,300     3,720,669     119,300     3,720,669
      American Express Co.                              36,860    4,331,050                                   36,860     4,331,050
      Charter One Financial, Inc.                       97,872    2,826,054                                   97,872     2,826,054
      Citigroup, Inc.                                   45,300    2,893,537         71,900     4,592,612     117,200     7,486,149
      Citigroup, Inc., Cl. A                                                        77,900     2,380,819      77,900     2,380,819
      Federal National Mortgage Association             52,910    3,664,018         58,900     4,078,825     111,810     7,742,843
      Jefferson Pilot Corp.                                                         26,850     1,819,088      26,850     1,819,088
      M & T Bank Corp.                                   2,901    1,389,579                                    2,901     1,389,579
      Marsh & McLennan                                  14,700    1,090,556                                   14,700     1,090,556
      North Fork BanCorp.                              111,750    2,360,719                                  111,750     2,360,719
      SouthTrust Corp.                                 141,500    5,279,719                                  141,500     5,279,719
      Spieker Properties, Inc.                                                      65,000     2,291,250      65,000     2,291,250
      U.S. Bancorp                                                                 163,800     5,579,976     163,800     5,579,976
      UnionBanCal Corp.                                                             56,100     1,910,906      56,100     1,910,906
      Wachovia Corp.                                                                39,000     3,166,312      39,000     3,166,312
      Washington Mutual, Inc.                           70,880    2,897,220                                   70,880     2,897,220
      Wells Fargo Co.                                  113,495    3,979,418                                  113,495     3,979,418
      Wilmington Trust Corp.                                                        40,700     2,324,988      40,700     2,324,988
                                                               ------------                 ------------              ------------
                                                                 30,711,870                   31,865,445                62,577,315
                                                               ------------                 ------------              ------------

      Health - 5.31%
      Abbott Laboratories                                                           41,000     1,919,312      41,000     1,919,312
      Bristol-Myers Squibb Co.                         108,890    7,002,988                                  108,890     7,002,988
      Columbia/HCA Healthcare Corp.                                                213,600     4,045,050     213,600     4,045,050
      Johnson & Johnson                                 80,205    7,514,206         25,700     2,407,769     105,905     9,921,975
      Pharmacia & Upjohn                                                            61,000     3,804,875      61,000     3,804,875
      Tenet Healthcare Corp. *                         304,970    5,775,369                                  304,970     5,775,369
                                                               ------------                 ------------              ------------
                                                                 20,292,563                   12,177,006                32,469,569
                                                               ------------                 ------------              ------------

      Technology - 8.19%
      Alcatel Alsthom SA, ADR                                                       75,500     1,722,344      75,500     1,722,344
      Automatic Data Processing                        167,800    6,942,725                                  167,800     6,942,725
      Computer Sciences Corp. *                        107,645    5,940,658                                  107,645     5,940,658
      International Business Machines Corp.                                         21,800     3,864,050      21,800     3,864,050
      MCI WorldCom, Inc. *                              54,585    4,834,184                                   54,585     4,834,184
      Sun Microsystems, Inc. *                          74,925    9,360,942                                   74,925     9,360,942
      SunGard Data Systems, Inc. *                     184,100    7,364,000                                  184,100     7,364,000
      Xerox Corp.                                      114,650    6,119,444         76,000     4,056,500     190,650    10,175,944
                                                               ------------                 ------------              ------------
                                                                 40,561,953                    9,642,894                50,204,847
                                                               ------------                 ------------              ------------


      Transportation & Services - 1.01%
      Union Pacific Corp.                                                           65,000     3,473,438      65,000     3,473,438
      Werner Enterprises, Inc.                         174,272    2,744,784                                  174,272     2,744,784
                                                               ------------                 ------------              ------------
                                                                  2,744,784                    3,473,438                 6,218,222
                                                               ------------                 ------------              ------------

      Utilities - 2.93%
      Bell Atlantic Corp.                                                           67,700     3,499,244      67,700     3,499,244
      DPL, Inc.                                                                     95,000     1,567,500      95,000     1,567,500
      DQE, Inc.                                                                     43,000     1,650,125      43,000     1,650,125
      MediaOne Group *                                  91,000    5,778,500                                   91,000     5,778,500
      Pinnacle West Capital                                                         60,400     2,197,050      60,400     2,197,050
      SBC Communications, Inc.                                                      69,300     3,265,762      69,300     3,265,762
                                                               ------------                 ------------              ------------
                                                                  5,778,500                   12,179,681                17,958,181
                                                               ------------                 ------------              ------------

      Miscellaneous - 2.64%
      Omnicom Group, Inc.                               24,800    1,982,450                                   24,800     1,982,450
      Tyco International, Inc.                         104,145    7,472,404                                  104,145     7,472,404
      UNUM Corp.                                       141,620    6,735,801                                  141,620     6,735,801
                                                               ------------                                           ------------
                                                                 16,190,655                                             16,190,655
                                                               ------------                                           ------------

----------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $161,484,581,
      $139,059,876 and $300,544,457, respectively)              176,722,302                  152,222,046               328,944,348
----------------------------------------------------------------------------------------------------------------------------------

Mentor Balanced Portfolio
Pro Forma Combining Financial Statements (Unaudited)
Schedules of Investments
March 31, 1999

                                                                         Mentor Balanced        Mentor Income and
                                                                            Portfolio           Growth Portfolio
---------------------------------------------------------------------------------------------------------------------------
                                                                     Principal                    Principal
                                                                      Amount        Value           Amount         Value
---------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES - 40.59%
      U.S. Government Securities and Agencies - 29.62%
      Federal Home Loan Bank, 4.97%, 2/01/01                       $  2,000,000   $ 1,989,272
      Federal National Mortgage Association
           4.63%-6.64%, 10/15/01 - 7/02/07                            1,480,000     1,463,992
      Government National Mortgage Association
           6.50%, 5/15/09                                                89,637        91,121
           7.00%, 1/15/24 - 7/15/24                                                              $  3,239,198   $ 3,293,413
           6.50%, 4/15/28 - 6/15/28                                                                 4,849,197     4,827,958
           6.00%, 12/15/28                                                                          5,032,131     4,889,018
      U.S. Treasury Bonds
           4.25% - 7.50%, 11/15/03 - 8/15/28                         78,098,000    83,682,925
           6.25%, 8/15/23                                                                           3,000,000     3,134,130
      U.S. Treasury Notes
           5.63%, 11/30/00                                                                         10,400,000    10,504,312
           4.75% - 6.63%, 2/28/02 - 11/15/08                         21,992,000    22,144,232
           6.25%, 6/30/02                                                                          12,000,000    12,385,200
           6.38%, 8/15/02                                                                           3,000,000     3,110,160
           7.50%, 2/15/05                                                                           3,000,000     3,323,040
           6.50%, 8/15/05 - 10/15/06                                                               14,000,000    14,870,960
           6.13%, 12/31/01 - 8/15/07                                                               11,350,000    11,774,273
---------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Securities and Agencies (cost
 $101,957,708, $72,234,297 and $174,192,005, respectively)                        109,371,542                    72,112,464
---------------------------------------------------------------------------------------------------------------------------
      Collateralized Mortgage Obligations - 0.49%
      AFG Receivables Trust, 6.65%, 10/15/02                             23,927        24,001
      Capital One Master Trust Series 1998-4, 5.43%, 1/15/07            125,000       122,957
      CS First Boston, 7.18%, 2/25/18                                    25,000        25,108
      Equifax Credit Corp., 6.33%, 1/15/22                              900,000       902,392
      Key Auto Finance Trust Series 1999-1, 5.63%, 7/15/03            1,500,000     1,500,288
      Key Auto Finance Trust Series 1997-2, 6.1%, 11/15/00               29,219        29,245
      PNC Student Loan Trust, 6.73%, 1/25/07                             75,000        77,993
      Union Acceptance Corp. Series 97A, 6.48%, 5/10/04                  45,000        45,486
      Union Acceptance Corp. 5.75%, 6/09/03                             250,000       249,119
---------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (cost
 $2,978,346,$0) and $2,978,346, respectively)                                       2,976,589
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 10.48%
      Industrial - 5.07%
      Aluminum Co. of America, 5.75%, 2/01/01                                                         250,000       250,790
      Archer-Daniels-Midland, 6.75%, 12/15/27                                                       2,000,000     2,018,700
      AT&T Corp., 6.00%, 3/15/09                                                                    1,500,000     1,492,305
      Computer Associates International, 6.50%, 4/15/08, 144A                                       1,000,000       969,040
      Computer Science, 6.25%, 3/15/09                                                              1,275,000     1,279,488
      Continental Airlines, Inc., 7.46%, 4/01/15                      1,711,944     1,818,085
      Dayton Hudson Co., 6.65%, 8/01/28                               1,700,000     1,660,278
      Enron Corp., 6.73%, 11/17/08                                    1,000,000     1,006,879
      Gap, Inc., 6.90%, 9/15/07                                                                     1,000,000     1,056,980
      Georgia Power Co., 5.50% - 6.00%, 3/01/00 - 12/01/05            2,500,000     2,457,390
      Gillette Co., 5.75%, 10/15/05                                                                   250,000       247,218
      Hershey Foods Corp., 7.20%, 8/15/27                                                           1,000,000     1,069,470
      IBM Corp., 5.10%, 11/10/03                                      1,000,000       967,183
      ICI Wilmington, Inc., 6.95%, 9/15/04                                                          1,000,000     1,005,280
      International Business Machines Corp., 5.50%, 1/15/09                                         1,500,000     1,448,175
      Lucent Technologies, 6.45%, 3/15/29                                                           1,250,000     1,222,337
      Mead Corp., 7.35%, 3/01/17                                                                      750,000       772,935
      Pepsi Bottling Holdings, Inc., 5.63%, 2/17/09                   1,800,000     1,735,674
      Praxair, Inc., 6.15%, 4/15/03                                                                 1,000,000       990,980
      Rockwell International Corp., 6.70%, 1/15/28                                                  1,500,000     1,477,260
      Safeway, Inc., 5.75% - 6.50%, 11/15/00 - 11/15/08               1,650,000     1,670,989
      SmithKline Beechum, 6.63%, 10/01/01                               330,000       338,762
      Scripps (E. W.) Co., 6.38%, 10/15/02                                                          1,000,000     1,014,300
      Tenneco, Inc, 7.50%, 4/15/07                                                                    500,000       518,045
      Williams Companies, Inc., 6.50%, 11/15/02                                                     1,000,000     1,008,170
      Zeneca Wilmington, 7.00%, 11/15/23                                                            1,500,000     1,562,100
                                                                                  -----------                   -----------
                                                                                   11,655,240                    19,403,573
                                                                                  -----------                   -----------


                                                                        ProForma Combined
---------------------------------------------------------------------------------------------
                                                                     Principal
                                                                      Amount         Value
---------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES - 40.59%
      U.S. Government Securities and Agencies - 29.62%
      Federal Home Loan Bank, 4.97%, 2/01/01                       $  2,000,000   $ 1,989,272
      Federal National Mortgage Association
           4.63%-6.64%, 10/15/01 - 7/02/07                            1,480,000     1,463,992
      Government National Mortgage Association
           6.50%, 5/15/09                                                89,637        91,121
           7.00%, 1/15/24 - 7/15/24                                   3,239,198     3,293,413
           6.50%, 4/15/28 - 6/15/28                                   4,849,197     4,827,958
           6.00%, 12/15/28                                            5,032,131     4,889,018
      U.S. Treasury Bonds
           4.25% - 7.50%, 11/15/03 - 8/15/28                         78,098,000    83,682,925
           6.25%, 8/15/23                                             3,000,000     3,134,130
      U.S. Treasury Notes
           5.63%, 11/30/00                                           10,400,000    10,504,312
           4.75% - 6.63%, 2/28/02 - 11/15/08                         21,992,000    22,144,232
           6.25%, 6/30/02                                            12,000,000    12,385,200
           6.38%, 8/15/02                                             3,000,000     3,110,160
           7.50%, 2/15/05                                             3,000,000     3,323,040
           6.50%, 8/15/05 - 10/15/06                                 14,000,000    14,870,960
           6.13%, 12/31/01 - 8/15/07                                 11,350,000    11,774,273
---------------------------------------------------------------------------------------------
Total U.S. Government Securities and Agencies (cost
 $101,957,708, $72,234,297 and $174,192,005, respectively)                        181,484,006
---------------------------------------------------------------------------------------------
      Collateralized Mortgage Obligations - 0.49%
      AFG Receivables Trust, 6.65%, 10/15/02                             23,927        24,001
      Capital One Master Trust Series 1998-4, 5.43%, 1/15/07            125,000       122,957
      CS First Boston, 7.18%, 2/25/18                                    25,000        25,108
      Equifax Credit Corp., 6.33%, 1/15/22                              900,000       902,392
      Key Auto Finance Trust Series 1999-1, 5.63%, 7/15/03            1,500,000     1,500,288
      Key Auto Finance Trust Series 1997-2, 6.1%, 11/15/00               29,219        29,245
      PNC Student Loan Trust, 6.73%, 1/25/07                             75,000        77,993
      Union Acceptance Corp. Series 97A, 6.48%, 5/10/04                  45,000        45,486
      Union Acceptance Corp. 5.75%, 6/09/03                             250,000       249,119
---------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (cost
 $2,978,346,$0) and $2,978,346, respectively)                                       2,976,589
---------------------------------------------------------------------------------------------
CORPORATE BONDS - 10.48%
      Industrial - 5.07%
      Aluminum Co. of America, 5.75%, 2/01/01                           250,000       250,790
      Archer-Daniels-Midland, 6.75%, 12/15/27                         2,000,000     2,018,700
      AT&T Corp., 6.00%, 3/15/09                                      1,500,000     1,492,305
      Computer Associates International, 6.50%, 4/15/08, 144A         1,000,000       969,040
      Computer Science, 6.25%, 3/15/09                                1,275,000     1,279,488
      Continental Airlines, Inc., 7.46%, 4/01/15                      1,711,944     1,818,085
      Dayton Hudson Co., 6.65%, 8/01/28                               1,700,000     1,660,278
      Enron Corp., 6.73%, 11/17/08                                    1,000,000     1,006,879
      Gap, Inc., 6.90%, 9/15/07                                       1,000,000     1,056,980
      Georgia Power Co., 5.50% - 6.00%, 3/01/00 - 12/01/05            2,500,000     2,457,390
      Gillette Co., 5.75%, 10/15/05                                     250,000       247,218
      Hershey Foods Corp., 7.20%, 8/15/27                             1,000,000     1,069,470
      IBM Corp., 5.10%, 11/10/03                                      1,000,000       967,183
      ICI Wilmington, Inc., 6.95%, 9/15/04                            1,000,000     1,005,280
      International Business Machines Corp., 5.50%, 1/15/09           1,500,000     1,448,175
      Lucent Technologies, 6.45%, 3/15/29                             1,250,000     1,222,337
      Mead Corp., 7.35%, 3/01/17                                        750,000       772,935
      Pepsi Bottling Holdings, Inc., 5.63%, 2/17/09                   1,800,000     1,735,674
      Praxair, Inc., 6.15%, 4/15/03                                   1,000,000       990,980
      Rockwell International Corp., 6.70%, 1/15/28                    1,500,000     1,477,260
      Safeway, Inc., 5.75% - 6.50%, 11/15/00 - 11/15/08               1,650,000     1,670,989
      SmithKline Beechum, 6.63%, 10/01/01                               330,000       338,762
      Scripps (E. W.) Co., 6.38%, 10/15/02                            1,000,000     1,014,300
      Tenneco, Inc, 7.50%, 4/15/07                                      500,000       518,045
      Williams Companies, Inc., 6.50%, 11/15/02                       1,000,000     1,008,170
      Zeneca Wilmington, 7.00%, 11/15/23                              1,500,000     1,562,100
                                                                                  -----------
                                                                                   31,058,813
                                                                                  -----------

Mentor Balanced Portfolio
Pro Forma Combining Financial Statements (Unaudited)
Schedules of Investments
March 31, 1999

                                                                                                      Mentor Income and Growth
                                                                         Mentor Balanced Portfolio             Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                          Principal                    Principal
                                                                          Amount            Value      Amount           Value
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - continued
      Financial - 3.36%
      Allmerica Financial Corp., 7.63%, 10/15/25                                                      $1,130,000   $ 1,179,664
      Allstate Corp., 6.75%, 5/15/18                                                                   1,000,000     1,000,270
      American General Finance, 5.88%, 7/01/00                                                           250,000       250,942
      Associates Corp. of North America:
           5.25%, 3/30/00                                                                                250,000       249,898
           6.25%, 11/01/08                                               $1,500,000     $ 1,508,504
      Bank One Texas, 6.25%, 2/15/08                                                                   1,000,000       996,690
      BankAmerica Corp., 7.88%, 12/01/02                                                               1,000,000     1,063,990
      Chase Manhattan Corp., 7.75%, 11/01/99                                                             250,000       253,490
      Comerica Bank, 7.13%, 12/01/13                                                                     250,000       250,702
      Discover Series 1998-7, 5.60%, 5/15/06                                125,000         123,545
      Finova Capital Corp., 6.39%, 10/08/02                                                            1,000,000     1,008,440
      First National Bank of Boston., 8.00%, 9/15/04                                                     250,000       270,345
      Fleet Financial Group, 6.88%, 1/15/28                                                            1,000,000       994,300
      Ford Motor Credit Co., 5.80%, 1/12/09                               1,250,000       1,211,687
      General Electric Capital Corp., 6.29%, 12/15/07                       300,000         302,721
      Great Western Financial, 6.38%, 7/01/00                                                            250,000       252,265
      Heller Financial, 6.38%, 11/10/00                                                                1,000,000     1,009,980
      Home Savings of America, 6.00%, 11/01/00                                                           250,000       251,200
      Household Financial Co., 5.88%, 2/01/09                               800,000         768,552
      Key Bank, NA, 5.80%, 4/01/04                                                                     1,375,000     1,369,252
      MBIA Inc., 7.00%, 12/15/25                                                                       1,000,000     1,007,760
      Merrill Lynch & Co., 6.00%, 2/17/09                                 1,250,000       1,208,559
      National City Corp., 5.75%, 2/01/09                                   800,000         769,479
      National Rural Utilities, 5.50%, 1/15/05                            1,300,000       1,271,409
      NationsBank Corp., 7.80%, 9/15/16                                                                1,000,000     1,099,800
      Norwest Corp., 6.80%, 5/15/02                                          60,000          61,747
      Security Benefits Life Co., 8.75%, 5/15/16, 144A                                                   500,000       524,375
      Toronto Dominion Bank, 6.13%, 11/01/08                                                             250,000       245,828
      Toyota Motor Credit, 5.63%, 11/13/03                                  100,000          99,215
                                                                                         -----------               -----------
                                                                                          7,325,418                13,279,191
                                                                                         -----------               -----------

      Utilities - 2.05%
      Duke Energy Corp., 6.00%, 12/01/28                                                               1,000,000       915,100
      Florida Power & Light, 5.38%, 4/01/00                                                              250,000       249,992
      GTE California, 5.50%, 1/15/09                                      1,515,000       1,447,826
      GTE North, Inc., 5.65%, 11/15/08                                    1,500,000       1,450,421
      National Fuel Gas Co., 6.00%, 3/01/09                                                            1,000,000       983,780
      New York Telephone, 6.00%, 4/15/08                                                               1,000,000       995,920
      Northern Natural Gas, 6.75%, 9/15/08, 144A                                                       2,000,000     2,011,540
      Pacific Gas & Electric Co., 5.93%, 10/08/03                                                        250,000       249,465
      PSI Energy, Inc., 6.00%, 12/14/01                                   1,000,000         987,764
      Southwestern Public Service Co., 6.88%, 12/01/99                                                   250,000       252,748
      Sprint Capital Corp., 6.13%, 11/15/08                               1,450,000       1,427,457
      System Energy Resources, 7.71%, 8/01/01                                                            500,000       517,120
      Union Electric Co., 6.75%, 10/15/99                                                                250,000       252,353
      U.S. West Capital Funding, Inc., 6.88%, 7/15/28                                                    785,000       796,280
                                                                                         ------------              ------------
                                                                                           5,313,468                 7,224,298
--------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $24,650,350,
      $40,147,348 and $64,797,698, respectively)                                          24,294,126                39,907,062
--------------------------------------------------------------------------------------------------------------------------------
Total Fixed Income Securities (cost $129,586,404,
      $112,381,645 and $241,968,049, respectively)                                       136,642,257               112,019,526
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.01%
      Repurchase Agreements - 4.01%
      Goldman Sachs & Co.
           dated 3/31/99, 4.95%, due 4/01/99,
           collateralized by $33,830,000 Federal Home Loan
           Mortgage Corp., 7.50%, 11/01/27,
           market value $21,376,682 (cost $20,936,014)                   20,936,014      20,936,014

      Paine Webber, Inc.
           dated 3/31/99, 4.90% due 4/01/99,
           collateralized by $2,700,000
           U.S. Treasury Bond, 9.25%, 2/15/14, market value
           $3,657,656 (cost $3,619,000)                                                                3,619,000     3,619,000
--------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (cost - $20,936,014,
      $3,619,000 and $24,555,014, respectively)                                           20,936,014                 3,619,000
--------------------------------------------------------------------------------------------------------------------------------

                                                                            ProForma Combined
------------------------------------------------------------------------------------------------------
                                                                         Principal
                                                                          Amount           Value
------------------------------------------------------------------------------------------------------
CORPORATE BONDS - continued
      Financial - 3.36%
      Allmerica Financial Corp., 7.63%, 10/15/25                        $ 1,130,000     $ 1,179,664
      Allstate Corp., 6.75%, 5/15/18                                      1,000,000       1,000,270
      American General Finance, 5.88%, 7/01/00                              250,000         250,942
      Associates Corp. of North America:
           5.25%, 3/30/00                                                   250,000         249,898
           6.25%, 11/01/08                                                1,500,000       1,508,504
      Bank One Texas, 6.25%, 2/15/08                                      1,000,000         996,690
      BankAmerica Corp., 7.88%, 12/01/02                                  1,000,000       1,063,990
      Chase Manhattan Corp., 7.75%, 11/01/99                                250,000         253,490
      Comerica Bank, 7.13%, 12/01/13                                        250,000         250,702
      Discover Series 1998-7, 5.60%, 5/15/06                                125,000         123,545
      Finova Capital Corp., 6.39%, 10/08/02                               1,000,000       1,008,440
      First National Bank of Boston., 8.00%, 9/15/04                        250,000         270,345
      Fleet Financial Group, 6.88%, 1/15/28                               1,000,000         994,300
      Ford Motor Credit Co., 5.80%, 1/12/09                               1,250,000       1,211,687
      General Electric Capital Corp., 6.29%, 12/15/07                       300,000         302,721
      Great Western Financial, 6.38%, 7/01/00                               250,000         252,265
      Heller Financial, 6.38%, 11/10/00                                   1,000,000       1,009,980
      Home Savings of America, 6.00%, 11/01/00                              250,000         251,200
      Household Financial Co., 5.88%, 2/01/09                               800,000         768,552
      Key Bank, NA, 5.80%, 4/01/04                                        1,375,000       1,369,252
      MBIA Inc., 7.00%, 12/15/25                                          1,000,000       1,007,760
      Merrill Lynch & Co., 6.00%, 2/17/09                                 1,250,000       1,208,559
      National City Corp., 5.75%, 2/01/09                                   800,000         769,479
      National Rural Utilities, 5.50%, 1/15/05                            1,300,000       1,271,409
      NationsBank Corp., 7.80%, 9/15/16                                   1,000,000       1,099,800
      Norwest Corp., 6.80%, 5/15/02                                          60,000          61,747
      Security Benefits Life Co., 8.75%, 5/15/16, 144A                      500,000         524,375
      Toronto Dominion Bank, 6.13%, 11/01/08                                250,000         245,828
      Toyota Motor Credit, 5.63%, 11/13/03                                  100,000          99,215
                                                                                        ------------
                                                                                         20,604,609
                                                                                        ------------

      Utilities - 2.05%
      Duke Energy Corp., 6.00%, 12/01/28                                  1,000,000         915,100
      Florida Power & Light, 5.38%, 4/01/00                                 250,000         249,992
      GTE California, 5.50%, 1/15/09                                      1,515,000       1,447,826
      GTE North, Inc., 5.65%, 11/15/08                                    1,500,000       1,450,421
      National Fuel Gas Co., 6.00%, 3/01/09                               1,000,000         983,780
      New York Telephone, 6.00%, 4/15/08                                  1,000,000         995,920
      Northern Natural Gas, 6.75%, 9/15/08, 144A                          2,000,000       2,011,540
      Pacific Gas & Electric Co., 5.93%, 10/08/03                           250,000         249,465
      PSI Energy, Inc., 6.00%, 12/14/01                                   1,000,000         987,764
      Southwestern Public Service Co., 6.88%, 12/01/99                      250,000         252,748
      Sprint Capital Corp., 6.13%, 11/15/08                               1,450,000       1,427,457
      System Energy Resources, 7.71%, 8/01/01                               500,000         517,120
      Union Electric Co., 6.75%, 10/15/99                                   250,000         252,353
      U.S. West Capital Funding, Inc., 6.88%, 7/15/28                       785,000         796,280
                                                                                        ------------
                                                                                         12,537,766
------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $24,650,350,
      $40,147,348 and $64,797,698, respectively)                                         64,201,188
------------------------------------------------------------------------------------------------------
Total Fixed Income Securities (cost $129,586,404,
      $112,381,645 and $241,968,049, respectively)                                      248,661,783
------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.01%
      Repurchase Agreements - 4.01%
      Goldman Sachs & Co.
           dated 3/31/99, 4.95%, due 4/01/99,
           collateralized by $33,830,000 Federal Home Loan
           Mortgage Corp., 7.50%, 11/01/27,
           market value $21,376,682 (cost $20,936,014)                   20,936,014      20,936,014

      Paine Webber, Inc.
           dated 3/31/99, 4.90% due 4/01/99,
           collateralized by $2,700,000
           U.S. Treasury Bond, 9.25%, 2/15/14, market value
           $3,657,656 (cost $3,619,000)                                   3,619,000       3,619,000
------------------------------------------------------------------------------------------------------
Total Short-Term Investments (cost - $20,936,014,
      $3,619,000 and $24,555,014, respectively)                                          24,555,014
------------------------------------------------------------------------------------------------------

Mentor Balanced Portfolio
Pro Forma Combining Financial Statements (Unaudited)
Schedules of Investments
March 31, 1999

                                                                                                      Mentor Income and Growth
                                                                         Mentor Balanced Portfolio            Portfolio
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Value                       Value
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $312,006,999
      $255,060,520 and 567,067,519, respectively) - 98.29%                               334,300,573                 267,860,572
Other Assets and Liabilities - net - 1.71%                                                 6,992,993                   3,485,013
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                              $ 341,293,566               $ 271,345,585
---------------------------------------------------------------------------------------------------------------------------------

                                                                                 ProForma Combined
-----------------------------------------------------------------------------------------------------
                                                                                           Value
-----------------------------------------------------------------------------------------------------
Total Investments (cost - $312,006,999
      $255,060,520 and 567,067,519, respectively) - 98.29%                                602,161,145
Other Assets and Liabilities - net - 1.71%                                                 10,478,006
-----------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                              $  612,639,151
-----------------------------------------------------------------------------------------------------

*          Non-income producing security.
144A Security that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ADR        American Depository Receipts

FUTURES CONTRACTS - SHORT POSITIONS

                                                                         Number of
      Portfolio                                                          Contracts      Position       Contracts      Expiration
----------------------------------------------------------------------------------------------------------------------------------
      Mentor Balanced Portfolio                                             690          Short       U.S. Long Bond    Jun-99

                                                                                                    Net
                                                                                                 Unrealized
                                                                           Notional             Appreciation
      Portfolio                                                             Value             (Depreciation)
-----------------------------------------------------------------------------------------------------------------
      Mentor Balanced Portfolio                                          $ 69,000,000          $ (2,760,157)


        See Notes to Pro Forma Combining Financial Statements.

Mentor Balanced Portfolio
Pro Forma Combining Financial Statements (Unaudited)
Statements of Assets and Liabilities
March 31, 1999

                                                                      Mentor         Mentor Income
                                                                     Balanced         and Growth                       ProForma
                                                                     Portfolio        Portfolio        Adjustments     Combined
----------------------------------------------------------------------------------------------------------------------------------
Assets
    Identified cost of securities                                  $ 312,006,999     $ 255,060,520                   $ 567,067,519
    Net unrealized gains or losses on securities                      22,293,574        12,800,052                      35,093,626
----------------------------------------------------------------------------------------------------------------------------------
    Market value of securities                                       334,300,573       267,860,572                     602,161,145
    Collateral for securities loaned                                  87,189,594        57,206,916                     144,396,510
    Receivable for securities sold                                     1,002,666         2,260,145                       3,262,811
    Receivable for Fund shares sold                                    4,851,369         1,054,367                       5,905,736
    Dividends and interest receivable                                  2,689,063         1,788,988                       4,478,051
    Receivable for variation margin on open futures contracts            366,563                 0                         366,563
    Prepaid expenses and other assets                                    142,495                 0                         142,495
----------------------------------------------------------------------------------------------------------------------------------
       Total assets                                                  430,542,323       330,170,988                     760,713,311
----------------------------------------------------------------------------------------------------------------------------------
Liabilities
    Payable for securities purchased                                   1,514,077           852,634                       2,366,711
    Payable for securities on loan                                    87,189,594        57,206,916                     144,396,510
    Payable for Fund shares redeemed                                     535,285           668,713                       1,203,998
    Accrued expenses and other liabilities                                 9,801            97,140                         106,941
----------------------------------------------------------------------------------------------------------------------------------
       Total liabilities                                              89,248,757        58,825,403                     148,074,160
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                         $ 341,293,566     $ 271,345,585                   $ 612,639,151
----------------------------------------------------------------------------------------------------------------------------------
Net assets represented by
    Paid-in capital                                                $ 312,761,476     $ 252,240,342                   $ 565,001,818
    Undistributed (overdistributed) net investment income               (210,671)           38,706                        (171,965)
    Accumulated net realized gains or losses on securities             3,689,030         6,266,485                       9,955,515
    Net unrealized gains or losses on securities                      25,053,731        12,800,052                      37,853,783
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                         $ 341,293,566     $ 271,345,585                   $ 612,639,151
----------------------------------------------------------------------------------------------------------------------------------
Class A
    Net assets                                                     $ 114,360,319     $ 118,695,506                   $ 233,055,825
    Shares outstanding                                                 7,538,584         6,112,024    1,712,332 (a)     15,362,940
    Net asset value                                                $       15.17     $       19.42                   $       15.17
    Maximum offering price (based on sales charge of 5.75%)        $       16.10     $       20.60                   $       16.10

Class C (Target - Class B)
    Net assets                                                     $ 226,733,302     $ 152,648,937                   $ 379,382,239
    Shares outstanding                                                14,958,738         7,869,390    2,200,935 (a)     25,029,063
    Net asset value                                                $       15.16     $       19.40                   $       15.16

Class Y
    Net assets                                                     $     199,945     $       1,142                   $     201,087
    Shares outstanding                                                    13,189                58           17 (a)         13,264
    Net asset value                                                $       15.16     $       19.69                   $       15.16

(a) Reflects the impact of converting shares of the target fund into the survivor fund.


            See Notes to Pro Forma Combining Financial Statements.

Mentor Balanced Portfolio
Pro Forma Combining Financial Statements (Unaudited)
Statements of Operations
March 31, 1999

                                                                                   Mentor Income
                                                              Mentor Balanced       and Growth                        Pro Forma
                                                                 Portfolio          Portfolio       Adjustments        Combined
---------------------------------------------------------------------------------------------------------------------------------
Investment income
    Dividends (net of foreign withholding taxes of
       $0, $63,820 and $63,820, respectively)                $    824,308          $ 3,511,583                       $  4,335,891
    Interest                                                    2,936,362            6,581,584                          9,517,946
---------------------------------------------------------------------------------------------------------------------------------
Total investment income                                         3,760,670           10,093,167                         13,853,837
---------------------------------------------------------------------------------------------------------------------------------
Expenses
    Advisory fee                                                  887,447            1,888,818                          2,776,265
    Distribution Plan expenses                                    941,099            1,742,327                          2,683,426
    Transfer agent fee                                            169,791              360,733                            530,524
    Administrative services fees                                  118,311              251,842                            370,153
    Trustees' fees and expenses                                     3,044                6,478                              9,522
    Printing and postage expenses                                  54,453               22,509                             76,962
    Custodian fee                                                  41,159               59,490          28,123  (a)       128,772
    Registration and filing fees                                   57,936               57,883         (19,704) (b)        96,115
    Professional fees                                              10,038               17,010          (7,350) (c)        19,698
    Other                                                           5,414                  903          10,619  (a)        16,936
---------------------------------------------------------------------------------------------------------------------------------
       Total expenses                                           2,288,692            4,407,993          11,688          6,708,373
    Less: Fee waivers and expense reimbursements                  (31,724)                   0          31,724  (d)             0
---------------------------------------------------------------------------------------------------------------------------------
       Net expenses                                             2,256,968            4,407,993          43,412          6,708,373
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                           1,503,702            5,685,174         (43,412)         7,145,464
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on
    securities and foreign currency related transactions
       Net realized gains or losses on securities and
        foreign currency related transactions                   4,881,247           15,608,789                         20,490,036
---------------------------------------------------------------------------------------------------------------------------------
    Net change in unrealized gains or losses on
       securities and foreign currency related transactions    24,293,314          (13,601,682)                        10,691,632
---------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gains or losses on
       securities and foreign currency related transactions    29,174,561            2,007,107                         31,181,668
---------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets
       resulting from operations                             $ 30,678,263          $ 7,692,281         (43,412)      $ 38,327,132
----------------------------------------------------------------------------------------------------------------------------------

(a) Reflects an increase based on the combined fund.
(c) Reflects a savings resulting from duplicate state registration fees being eliminated.
(c) Reflects a savings resulting from duplicate audit fees being eliminated.
(d) No waiver required on combined fund.

            See Notes to Pro Forma Combining Financial Statements.

Mentor Balanced Portfolio
Notes to Pro Forma Combining Financial Statements (Unaudited)
March 31, 1999

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Mentor Balanced Portfolio ("Balanced Portfolio") and Mentor Income and Growth Portfolio ("Income and Growth Portfolio") at March 31, 1999 and for the respective periods then ended.

     The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Income and Growth Portfolio. The Reorganization provides for the acquisition of all assets and the identified liabilities of Income and Growth Portfolio by Balanced Portfolio, in exchange for Class A, Class C and Class Y of Balanced Portfolio. Thereafter, there will be a distribution of Class A, Class C and Class Y of Balanced Portfolio to the Class A, Class B and Class Y shareholders of Income and Growth Portfolio in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Income and Growth Portfolio will become the owners of that number of full and fractional Class A, Class C and Class Y shares of Balanced Portfolio having an aggregate net asset value equal to the aggregate net asset value of their shares of Income and Growth Portfolio as of the close of business immediately prior to the date that Income and Growth Portfolio net assets are exchanged for Class A, Class C and Class Y shares of Balanced Portfolio.

     The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the respective periods presented.

     The information contained herein is based on the experience of each Fund for the respective periods then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Income and Growth Portfolio in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by First Union National Bank of North Carolina. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Balanced Portfolio.

     The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class A, Class C and Class Y shares of Balanced Portfolio which would have been issued at March 31, 1999 in connection with the proposed Reorganization. Class A, Class B and Class Y shareholders of Income and Growth Portfolio would receive Class A, Class C and Class Y shares, respectively, of Balanced Portfolio based on conversion ratios determined on March 31, 1999. The conversion ratios are calculated by dividing the net asset value of Class A, Class B and Class Y of Income and Growth Portfolio by the net asset value per share of Class A, Class C and Class Y, respectively, of Balanced Portfolio.

3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of the Balanced Portfolio for the twelve months ended March 31, 1999 and to the average net assets of the Income and Growth Portfolio for the twelve months ended March 31, 1999. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.





                                     MENTOR FUNDS

                                       Form N-14

                                        PART C

                                   OTHER INFORMATION

Item 15.          Indemnification.

                  The response to this item is incorporated by reference to "Liability and Indemnification of Trustees/Directors" under the caption "Certain Comparative Information About Mentor Funds and Evergreen Trust" in Part A of this Registration Statement.

Item 16.          Exhibits.


(1)           (i)             Conformed copy of Declaration of Trust of the
                              Registrant, with Amendments No. 1 and 2 (2);
              (ii)            Amendment No. 5 to the Declaration of Trust of
                              the Registrant (4);
              (iii)           Form of Amendment to the Declaration of Trust of
                              the Registrant (5);
              (iv)            Form of Proposed Amendment to the Declaration of
                              Trust of the Registrant to be dated as of May
                              12, 1998 (6);
              (v)             Amendment No. 6 to the Declaration of Trust of
                              the Registrant (8);
              (vi)            Amendment No. 7 to the Declaration of Trust of
                              the Registrant (8);
              (vii)           Amendment No. 8 to the Declaration of Trust of
                              the Registrant(8);
              (viii)          Amendment No. 9 to the Declaration of Trust of
                              the Registrant (11);
(2)           (i)             Copy of By-Laws of the Registrant (1);
              (ii)            Amendment to By-Laws (8);
(3)                           Not applicable;
(4)                           Agreement and Plan of Reorganization.  Exhibit D
                              to the Prospectus contained in Part A of this Registration Statement;

(1)           (i)             Conformed copy of Declaration of Trust of the
(5)                           Applicable Sections of Registrant's Declaration
                              of Trust and By-Laws (1)(2)(4)(5);
(6)           (i)             Form of Investment Advisory Agreement (Income
                              and Growth Portfolio) (6);
              (ii)            Form of Investment Advisory and Management
                              Agreement (Balanced Portfolio) (6);
(7)                           Form of Distribution Agreement of the Registrant
                              (6);
(8)                           Not applicable;
(9)           (i)             Conformed copy of Custodian Contract of the
                              Registrant with Investors Fiduciary Trust
                              Company (2);
              (ii)            Conformed copy of Custodian Contract of the
                              Registrant with State Street Bank and Trust
                              Company (2);
              (iii)           Form of Administration Agreement of the
                              Registrant in respect of certain Portfolios
                              (11);
              (iv)            Form of Custodian  Contract with State Street Bank
                              and Trust Company in respect of foreign securities
                              (3);
(10)          (i)             Plan of Distribution (10);
              (ii)            Amended and Restated Rule 18f-3(d) Plan (11);
(11)                          Opinion  and  Consent of Counsel as to legality of
                              the Securities being registered (9);
(12)                          Form of Opinion and Consent of counsel as to tax
                              matters (9);
(13)                          Not applicable;
(14)                          Consent of Independent Auditors (10);
(15)                          Not applicable;
(16)                          Powers of Attorney (8).

(17)                       Form of Proxy Card (11).
------------------------------------------

(1)      Incorporated by reference to Registrant's Pre-Effective
         Amendment No. 1 on Form N-1A filed April 14, 1992.
(2) Incorporated by reference to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed May 14, 1993.
(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed January 15, 1996.
(4) Incorporated by reference to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed December 22, 1997.
(5) Incorporated by reference to Registrant's Post-Effective Amendment No. 16 on Form N-1A filed January 30, 1998.
(6)      Incorporated by reference to Registrant's Post-Effective
         Amendment No. 17 filed on May 12, 1998.
(7)      Incorporated by reference to Registrant's Post-Effective
         Amendment No. 20 filed on July 10, 1998.
(8) Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on November 30, 1998.
(9)      To be filed by amendment.
(10) Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on January 29, 1999.
(11) Filed herewith.

Item 17.          Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                                    SIGNATURES


         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Richmond in the State of Virginia on the 13th day of July, 1999.

                                         Mentor Funds

                                         By:/s/Paul F. Costello
                                          ------------------------------
                                            Paul F. Costello
                                            President and Principal
                                            Executive Officer

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the 13th day of July, 1999.


Signature                                  Title
------------                               ------
*/s/Daniel J. Ludeman                      Chairman and Trustee (Chief
------------------------------             Executive Officer)
Daniel J. Ludeman

*/s/Peter J. Quinn, Jr.                    Trustee
------------------------------
Peter J. Quinn, Jr.

*/s/Arnold H. Dreyfuss                     Trustee
------------------------------
Arnold H. Dreyfuss

*/s/Thomas F. Keller                       Trustee
------------------------------
Thomas F. Keller

*/s/Louis W. Moelchert, Jr.                Trustee
------------------------------
Louis W. Moelchert, Jr.

Signature                                   Title
                                            Trustee
------------------------------
Troy A. Peery, Jr.

*/s/Arch T. Allen, III                      Trustee
------------------------------
Arch T. Allen, III

*/s/Weston E. Edwards                       Trustee
------------------------------
Weston E. Edwards

                                             Trustee
------------------------------
Jerry R. Barrentine

*/s/J. Garnett Nelson                        Trustee
------------------------------
J. Garnett Nelson

/s/Paul F. Costello                          President
------------------------------
Paul F. Costello

/s/Michael A. Wade                           Assistant Treasurer (Principal
------------------------------               Financial and Accounting
Michael A. Wade                              Officer)

*/s/Paul F. Costello                         Attorney-in-fact
------------------------------
Paul F. Costello